UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 320 S. Canal Street Chicago, IL 60606

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2023

Item 1. Report to Shareholders.

(a)	A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

WASATCH GLOBAL INVESTORS

WASATCHGLOBAL.COM

MARCH 31, 2023

2023 Semi-Annual Report

Fund Name	Investor Class	Institutional Class
Wasatch Core Growth Fund	WGROX	WIGRX
Wasatch Emerging India Fund	WAINX	WIINX
Wasatch Emerging Markets Select Fund	WAESX	WIESX
Wasatch Emerging Markets Small Cap Fund	WAEMX	WIEMX
Wasatch Frontier Emerging Small Countries Fund	WAFMX	WIFMX
Wasatch Global Opportunities Fund	WAGOX	WIGOX
Wasatch Global Select Fund	WAGSX	WGGSX
Wasatch Global Value Fund	FMIEX	WILCX
Wasatch Greater China Fund	WAGCX	WGGCX
Wasatch International Growth Fund	WAIGX	WIIGX

Fund Name	Investor Class	Institutional Class
Wasatch International Opportunities Fund	WAIOX	WIIOX
Wasatch International Select Fund	WAISX	WGISX
Wasatch Long/Short Alpha Fund	WALSX	WGLSX
Wasatch Micro Cap Fund	WMICX	WGICX
Wasatch Micro Cap Value Fund	WAMVX	WGMVX
Wasatch Small Cap Growth Fund	WAAEX	WIAEX
Wasatch Small Cap Value Fund	WMCVX	WICVX
Wasatch Ultra Growth Fund	WAMCX	WGMCX
Wasatch U.S. Select Fund	WAUSX	WGUSX
Wasatch-Hoisington U.S. Treasury Fund	WHOSX	—

WASATCHGLOBAL.COM MARCH 31, 2023 2023 Semi-Annual Report Fund Investor Institutional Fund Investor Institutional Name Class Class Name Class Class Wasatch Core Growth Fund WGROX WIGRX Wasatch International Opportunities Fund WAIOX WIIOX Wasatch Emerging India Fund WAINX WIINX Wasatch International Select Fund WAISX WGISX Wasatch Emerging Markets Select Fund WAESX WIESX Wasatch Long/Short Alpha Fund WALSX WGLSX Wasatch Emerging Markets Small Cap Fund WAEMX WIEMX Wasatch Micro Cap Fund WMICX WGICX Wasatch Frontier Emerging Small Wasatch Micro Cap Value Fund WAMVX WGMVX WAFMX WIFMX Countries Fund Wasatch Small Cap Growth Fund WAAEX WIAEX Wasatch Global Opportunities Fund WAGOX WIGOX Wasatch Small Cap Value Fund WMCVX WICVX Wasatch Global Select Fund WAGSX WGGSX Wasatch Ultra Growth Fund WAMCX WGMCX Wasatch Global Value Fund FMIEX WILCX Wasatch U.S. Select Fund WAUSX WGUSX Wasatch Greater China Fund WAGCX WGGCX Wasatch-Hoisington U.S. Treasury Fund WHOSX Ë‘ Wasatch International Growth Fund WAIGX WIIGX

Wasatch Funds

Salt Lake City, Utah

wasatchglobal.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

Letter to Shareholders —While Stocks Have Been Volatile, High Quality is Back in Favor

Mick Rasmussen, CFA Lead Portfolio Manager

DEAR FELLOW SHAREHOLDERS:

After a poor showing in 2022, high-quality growth stocks got off to a strong start in January 2023. Then, in February, stocks sold off based on concerns regarding overheated economic activity, stubbornly elevated inflation, and persistent interest-rate hikes by the U.S. Federal Reserve (Fed) and counterparts around the world. In March, a few well-publicized bank failures worsened market sentiment — causing stocks to slip further.

Nevertheless, investor sentiment improved toward the end of March and U.S. small-cap growth stocks, as measured by the Russell 2000® Growth Index, finished the first quarter of 2023 in positive territory. Small-cap growth stocks also generally performed well internationally in both developed and emerging markets. Moreover, the Wasatch-specific approach to high-quality growth investing was generally favored.

In a broad sense, Wasatch defines high-quality growth companies as those having innovative products, services and business models, increasing market share, great management teams, significant returns on capital, relatively low debt and the ability to self-fund expansion. Another element of our approach to quality-oriented investing is that we often attempt to identify excellent companies before high quality is evident in their financial results. If we do this well, stock-price appreciation can be particularly strong.

PERSPECTIVE ON RECENT BANK FAILURES

While elevated inflation and interest-rate hikes have impacted markets for over a year, the failures of three U.S. banks in March sparked stock-price volatility around the world. In the span of less than a week, Silvergate Bank announced it would wind down operations due to losses suffered in its loan portfolio, Silicon Valley Bank (SVB) was placed under receivership of the Federal Deposit Insurance Corporation (FDIC) and regulators closed Signature Bank. The downfalls of SVB and Signature were the second- and third-largest bank failures in U.S. history.

None of the Wasatch funds owned any banks that failed in March. Furthermore, we believe the few banks that we do hold are structurally quite different from the banks that failed.

WHY OUR BANKS ARE DIFFERENT

The banks that failed had concentrated customer bases. Silvergate and Signature focused on the cryptocurrency industry, and the bulk of SVB’s customers were early-stage technology companies. Moreover, SVB and Silvergate had low loan-to-deposit ratios and depended on sizable long-term securities portfolios to support short-term deposits — which created a timing mismatch. These factors played large roles in the banks’ failures.

The banks held in the Wasatch funds are quite different, with reasonable loan-to-deposit ratios and relatively small securities portfolios. Additionally, our banks either focus on retail customers or serve a diversified group of commercial clients. So far, the management teams of the banks we own have reported that operations have remained normal or have actually improved.

BANKING’S EFFECTS ON THE TECHNOLOGY SPACE

Outside of banking, the failures will surely affect the technology space. Many technology companies hold cash and lines of credit at banks like SVB. The government’s decision to protect SVB’s depositors means businesses still have access to working capital in the near term. But we expect to see a somewhat more difficult environment for early-stage technology companies as they seek new banking relationships.

Regarding our own technology holdings, we don’t think we’ll see much friction. We have very few holdings that had any exposure to SVB. We tend to invest in companies that have control over their destinies because they’re self-funded through their ability to generate positive free cash flows.

SUMMARIZING INVESTMENT CONDITIONS DURING THE PAST THREE YEARS

For much of 2020 and 2021, the Covid-19 pandemic accelerated the digitalization of daily activities — working, banking, studying, shopping and accessing entertainment from home. In general, the stocks of companies tied to these themes performed well. For the most part, Wasatch benefited as investors extrapolated rapid rates of growth and market penetration far into the future. A backdrop of very low interest rates magnified the positive effects on Wasatch’s performance in areas like software as a service (SaaS), technology consulting, semiconductor chips, digital banking and e-commerce.

During most of 2022, by contrast, rising inflation and interest rates — and a shift in market leadership — proved quite hostile to Wasatch’s investing approach. Because the long-duration growth companies we favor generate cash flows further into the future, higher interest rates make the income streams of these companies less valuable in the present.

With fallout from the Omicron variant of Covid-19 less severe than initially expected, the stocks of companies tied to digitalization and other areas that had benefited from the pandemic and helped Wasatch’s performance in 2020 and 2021 tended to be hurt the most in 2022. Even so, we believe these themes are enduring and will continue to offer attractive opportunities for long-term investors.

MARCH 31, 2023 (Unaudited)

While inflation was already set to rise in 2022 due to pandemic-induced supply-chain challenges and increased consumer demand, the war in Ukraine exacerbated inflationary pressures. These pressures supported cyclical, value-oriented areas of the market such as energy and some segments of materials and utilities, where Wasatch was structurally underweighted. We believe these sectors are mostly comprised of capital-intensive and undifferentiated businesses that typically don’t fit well with our preference for dynamic, high-quality companies. Also, energy and materials firms tend to carry significant debt and are often highly cyclical — with success generally linked to a single commodity that’s beyond management’s control.

Worsening inflation also forced central banks to raise interest rates aggressively in 2022, posing stronger headwinds for our long-duration growth stocks. Late in the first quarter of 2023, however, these headwinds showed signs of reversing.

THOUGHTS AND POSITIONING FOR 2023 AND BEYOND

Before discussing our thoughts and positioning, we must first acknowledge that macro predictions are inherently unreliable. To understand why, investors may want to consider a few of the high-profile misjudgments over the past three years. Mainstream experts on Russia failed to foresee the invasion of Ukraine. The Fed incorrectly assumed that inflation was “transitory.” Banks loaded up on long-term bonds based on the wrongheaded belief that interest rates wouldn’t rise sharply in such a short period of time.

Regarding these macro issues, we admit that our early judgments may have been equally incorrect. However, we didn’t make major decisions based on these judgments. Instead, we try to invest in companies we think can perform well under a variety of scenarios. Over the long term, we think this approach will deliver attractive risk-adjusted returns.

Now we come to our thoughts and positioning for 2023 and beyond. As mentioned above, despite continued volatility, high-quality growth stocks reasserted their attractiveness and performed well during the first quarter. While we don’t know what’s in store for us in terms of geopolitics and market conditions, we like our companies regardless of the macro environment.

If the economy enters a significant recession and interest rates fall dramatically, we think we’ll be well-positioned with the likes of profitable technology companies, recession-resistant health-care providers and recurring-revenue businesses that can self-fund their expansion. Additionally, in a lower interest-rate environment, investors tend to prize high-quality growth companies.

But if the economy stays strong or gains momentum, we believe we’ll benefit from generally less expensive investments in the consumer-discretionary and industrials sectors. These sectors tend to be more sensitive to economic development. Having said that, our individual companies aren’t “make or break” economically cyclical businesses.

WE THINK OUR COMPANIES ARE ATTRACTIVELY PRICED

Across all of our investments, we’re paying particular attention to operating margins because companies are seeing rising input costs. By investing in companies with pricing power, we think we’re less vulnerable to margin pressures.

After 2022’s market selloff, which was especially hard on growth stocks, we think our companies are attractively priced for the next five years. And it’s evident that businesses are delivering increasingly normal results, which are being more appropriately reflected in the price of their stocks.

We’re particularly optimistic about our technology companies, whose management teams have realized that profitability must be a top priority. The mantra of “growth at all costs” from the past several years is no longer acceptable. We believe this greater fiscal discipline should lessen the risk and improve the consistency of returns in tech investing.

Still, other factors may increase general market volatility. These factors include a possible recession, rising costs of doing business, uncertainty surrounding interest rates and inflation, heightened geopolitical tensions and central banks balancing various — often conflicting — priorities.

With sincere thanks for your continuing investment and for your trust,

Mick Rasmussen, Lead Portfolio Manager, Wasatch Long/Short Alpha Fund

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Wasatch Advisors LP, doing business as Wasatch Global Investors, is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Global Investors.

Definitions of financial terms and index descriptions and disclosures begin on page 44.

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

The first quarter of 2023 was positive for stocks of small U.S. growth companies. The Wasatch Core Growth Fund —Investor Class returned 8.89%, outgaining the benchmark Russell 2000® Growth Index, which rose 6.07%. The broader Russell 2000 Index of small-cap stocks added 2.74%. Our companies posted strong operating results in 2022 and entered 2023 with their stocks trading at some of the most attractive valuations we’ve seen in several years.

Energy and banking, areas where the Fund is not heavily exposed, were the main laggards within the benchmark during the first quarter. The failures of three U.S. regional banks and the government-brokered sale of troubled Swiss firm Credit Suisse Group AG dragged down bank stocks and rattled investors.

The broad U.S. equity market weathered the turmoil well, with investors seemingly optimistic that the banking crisis was contained and that the events may push the Federal Reserve closer to the end of its tightening cycle.

DETAILS OF THE QUARTER

The consumer-discretionary sector was the Fund’s biggest source of outperformance relative to the benchmark in the quarter. Our retailers tend to have strong brand names and typically operate in well-established niches. We believe the Fund’s retail companies are positioned better than most of their peers to navigate inflationary and recessionary environments.

Other significant sources of outperformance included industrials, health care and the Fund’s lack of investments in energy. Information technology was the Fund’s primary source of weakness relative to the benchmark.

A top contributor to Fund performance during the quarter was Floor & Decor Holdings, Inc. A multi-channel specialty retailer of hard-surface flooring, Floor & Decor has become a “category killer” among big-box home centers. Because the company cuts out middlemen and buys in large quantities, it can offer customers a wider selection of flooring at lower prices than most competitors. Floor & Decor’s expanding retail footprint, strong cash flows and solid balance sheet provide what we consider a built-in engine for self-funded growth.

Focus Financial Partners, Inc. was also a contributor. Focus is a leading partnership of independent, fiduciary wealth-management firms. The company’s stock price jumped in February after Focus announced it was in talks to sell itself to a private-equity firm. Later that month, Focus entered into a definitive agreement to be acquired in an all-cash deal expected to close in the third quarter of 2023. We liquidated our position to lock in gains.

Banks were the Fund’s two biggest detractors during the quarter — Bank OZK and Webster Financial Corp., respectively. Although their stock prices declined in sympathy with other bank stocks during March, we believe the strong fundamentals of these two banks set them apart from the ones making headlines.

Bank OZK and Webster follow conventional banking models, with well-diversified customer bases, appropriate levels of loans and deposits and small securities portfolios. Despite liquidity pressures at a number of other banks, our research found no significant uptick in withdrawals at either Bank OZK or Webster. We believe these are well-managed banks serving geographical areas with healthy real-estate markets, favorable demographics and above-average economic growth.

OUTLOOK

According to an old English proverb, “It’s an ill wind that blows no one any good.” As dark clouds gathered over Silicon Valley Bank and the wind blew it down, it wasn’t clear what good might be blown our way. With the clouds now parted, we’re beginning to see some silver linings.

Silicon Valley Bank’s failure is likely to make it more difficult for small firms in biotechnology, software, and other tech-driven industries to get funding to launch and grow businesses. What does this mean for the companies owned in the Fund? Weaker competition and fewer rivals, mostly.

The Wasatch investment approach seeks high-quality companies with solid business models, strong cash flows and healthy balance sheets. Therefore, our companies are unlikely to run out of money when business conditions get tough. This is a key advantage in the current environment, with stock prices down and interest rates elevated. While their competitors scramble, our companies can use their cash to make acquisitions, hire talent, invest in their businesses and take market share. The long-term competitive advantages gained from these actions can be substantial.

In short, we think our focus on businesses with strong fundamentals may be as important now as ever. While no one wants to see bank runs, financial instability or economic turmoil, we believe the Fund’s portfolio of high-quality companies is well-positioned to weather potential storms.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Core Growth (WGROX) — Investor	16.17%	-10.43%	8.96%	11.36%

Core Growth (WIGRX) — Institutional	16.24%	-10.30%	9.10%	11.49%

Russell 2000® Growth Index	10.46%	-10.60%	4.26%	8.49%

Russell 2000® Index	9.14%	-11.61%	4.71%	8.04%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.19% / Institutional Class — Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Ensign Group, Inc.	3.4%

Kadant, Inc.	3.4%

HealthEquity, Inc.	3.2%

RBC Bearings, Inc.	3.1%

Guidewire Software, Inc.	3.1%

Company	% of Net Assets

Balchem Corp.	3.0%

Hamilton Lane, Inc., Class A	2.9%

Novanta, Inc.	2.9%

Trex Co., Inc.	2.8%

ICON PLC	2.7%

*As

of March 31, 2023, there were 53 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Portfolio Manager	OVERVIEW During the first quarter of 2023, India’s major stock averages continued their slow retreat from all-time highs reached in December. The benchmark MSCI

India Investable Market Index (IMI) was down -5.94% for the quarter. The Wasatch Emerging India Fund — Investor Class outperformed its benchmark with a smaller decline of -5.03%.

Rebounding from steeper losses during the quarter’s final trading sessions, Indian equities showed resilience amid a slew of negative headlines. A short-seller report attacking companies linked to Indian billionaire Gautam Adani shook investor confidence in January as worries about exposure to the sprawling Adani conglomerate sparked fears of contagion to the banking system.

Inflation and rising interest rates also created headwinds for stocks. Consumer prices in India rose faster than had been expected. Rising prices and higher borrowing costs have pinched household budgets and dented consumption, which accounts for about 60% of India’s gross domestic product (GDP).

DETAILS OF THE QUARTER

The benchmark’s worst-performing sector during the first quarter was utilities. Several Adani Group constituents detracted from performance among utilities. Because no utilities are owned in the Fund, this sector was the Fund’s biggest source of outperformance relative to the benchmark. Other outperforming sectors in the Fund included information technology (IT) and industrials. Holdings in the health-care, consumer-staples and financials sectors were the Fund’s primary sources of weakness against the benchmark.

The IT-services industry accounted for the two strongest contributors to Fund performance for the quarter: Persistent Systems Ltd. and LTIMindtree Ltd., respectively. Because these companies serve customers world-wide, their stock prices can at times be sensitive to global economic conditions. As a result, both stocks benefited from expectations that the U.S. Federal Reserve and other central banks were nearing the end of their interest-rate increases. Investors hoped looser monetary conditions might encourage corporations to free up spending on IT projects that have been placed on hold.

Persistent Systems provides outsourced software development to clients across a range of industries. In the company’s most recent quarter, after-tax profit rose 35% on revenue growth of 45% compared to the same quarter a year ago. Bookings increased 20% in terms of total contract value, boosted by several large deals across industries and service lines.

LTIMindtree provides a wide array of IT services and solutions. The company reported a 25% year-over-year increase in quarterly revenues, but profit after tax was down -4.7%. Investors appeared to look past the earnings setback because it was largely attributable to costs and temporary inefficiencies stemming from the merger between L&T Infotech and Mindtree, which was completed in November 2022.

The greatest detractor from Fund performance during the quarter was Bajaj Finance Ltd. A non-bank financial company, Bajaj offers a broad spectrum of lending services. Shares of Bajaj declined in sympathy with other Indian equities as a selloff in the shares of Adani Group spilled over to the broader market and weighed especially heavily on the financials sector. The stock moved lower again in March when investors reacted negatively to reports that Bajaj was working on an offer to purchase a banking business in Indonesia in a deal potentially valued in the hundreds of millions of dollars.

Dr. Lal PathLabs Ltd. was also a detractor. The company operates one of the largest chains of diagnostic pathology labs in India. Robust demand for Covid-19 testing during previous phases of the pandemic had driven increased volumes and margin expansion at Dr. Lal’s. Those effects are now reversing, resulting in difficult year-over-year comparisons to early 2022 — the time of India’s peak in Omicron infections. We expect growth to normalize over the next quarter or two, and we believe Dr. Lal’s has the ultimate potential to become India’s dominant consumer brand in diagnostics as the company continues to consolidate and formalize the market.

OUTLOOK

IT-services firms like Persistent Systems and LTIMindtree have been mainstays of India’s services exports for decades. Now, global capability centers (GCCs) have moved up the value chain from providers of low-cost routine services to centers of excellence for automation, innovation, analytics and other functions. Around 40% of the world’s GCCs are currently based in India. We think this number is likely to increase going forward.

Although economic growth in India has come down in recent quarters, the country is expected to remain one of the world’s fastest-growing major economies. Recent upward revisions in India’s real GDP growth reflect increased capital expenditures in the budget released by the Modi government in February. With risks in the U.S. on the rise, we believe well-situated businesses in consumer-driven economies such as India’s offer potentially attractive opportunities for long-term investment.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Emerging India (WAINX) — Investor	-9.04%	-19.79%	6.29%	12.03%

Emerging India (WIINX) — Institutional	-8.93%	-19.58%	6.45%	12.16%

MSCI India IMI Index	-4.81%	-12.02%	5.66%	7.54%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.51% / Institutional Class: 1.38%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

HDFC Bank Ltd.	9.7%

Bajaj Finance Ltd.	9.5%

Elgi Equipments Ltd.	8.1%

AU Small Finance Bank Ltd.	7.6%

Persistent Systems Ltd.	5.4%

Company	% of Net Assets

LTIMindtree Ltd.	5.3%

Trent Ltd.	5.1%

L&T Technology Services Ltd.	4.4%

Avenue Supermarts Ltd.	4.3%

Dr. Lal PathLabs Ltd.	4.2%

*As

of March 31, 2023, there were 27 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Neal Dihora, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Neal Dihora, CFA Portfolio Manager Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

Emerging-market equities pared early gains as worries about the health of financial companies stoked fears of global recession. Failures of three regional banks in the U.S. and the hastily arranged government-brokered sale of troubled Swiss firm Credit Suisse Group AG added complexity to an economic backdrop that was already uncertain, clouding the path forward for policymakers who now must also contend with risks to financial stability as they struggle to bring inflation under control.

The benchmark MSCI Emerging Markets Index rose 3.96% for the first quarter of 2023. Surpassing its benchmark, the Wasatch Emerging Markets Select Fund — Investor Class generated a total return of 9.19%.

DETAILS OF THE QUARTER

Taiwan and Mexico posted above-average returns relative to the benchmark during the quarter, driven by overweight positioning and outsized gains in our holdings. Early signs that the semiconductor cycle may be bottoming fueled a surge of foreign buying in Taiwan’s tech-heavy stock market. And in Mexico, the peso’s appreciation of more than 8% against the U.S. dollar boosted equity returns as the Bank of Mexico, the country’s central bank, raised its policy interest rate to 11.25%.

Driven largely by MercadoLibre, Inc., which we consider a Brazilian holding for portfolio-management purposes, Brazil was the Fund’s single-biggest source of outperformance relative to the benchmark. MercadoLibre provides e-commerce platforms and payment solutions in Latin America. The company’s stock price rose sharply in January after reports of accounting inconsistencies at rival firm Americanas SA, which later filed for bankruptcy. Already a dominant player in the markets it serves, MercadoLibre is expected to gain additional share as the woes of Americanas hinder its ability to borrow, grow and invest in its business. In February, MercadoLibre’s stock rose further after a solid financial report. For the recent quarter, the company posted greater than 40% year-over-year revenue growth, helped by robust increases in total payment volume and gross merchandise volume.

Other top contributors to Fund performance during the quarter included ASPEED Technology, Inc. Headquartered in Taiwan, the company is a fabless designer of integrated circuits, specializing in areas that include server management and audio-visual extensions. An upswell of enthusiasm during February about artificial intelligence (AI) helped push ASPEED’s stock price higher. Investors reckoned that the massive data-processing requirements of AI’s large language models may lead to increased demand for the company’s chips.

The greatest detractor from Fund performance for the quarter was Bajaj Finance Ltd. A non-bank financial company, Bajaj offers a broad spectrum of lending services in India. Shares of Bajaj declined in sympathy with other Indian equities, as a selloff in the shares of Gautam Adani’s sprawling conglomerate spilled over to the broader market and weighed especially heavily on financials. The stock moved lower again in March when investors reacted negatively to reports that Bajaj was working on an offer to purchase a banking business in Indonesia in a deal potentially valued in the hundreds of millions of dollars.

Meituan was also a significant detractor from Fund performance. The company operates leading online platforms for consumer products and retail services in China. Stocks in China faced headwinds during the first quarter as optimism about the country’s reopening from zero-Covid gave way to doubts about the ability of consumers to spend. Worries about increased competition in Meituan’s business also impacted the company’s share price.

OUTLOOK

Although emerging markets felt the effects of turmoil at U.S. and European banks, recent stresses in the global financial system didn’t originate in developing nations. Instead, developed markets have been the source of this recent market volatility. Relative to developed countries, emerging markets may not be as risky as investors have been led to believe.

We think emerging markets continue to offer more appealing valuations and better growth prospects. For example, Moody’s Investors Service currently forecasts real gross domestic product growth in India of 5.5% in 2023, up from an earlier forecast of 5%. Growth in 2024 is expected to come in at 6.5%. Recent upward revisions for India reflect increased capital expenditures in the budget released by the Modi government in February. With risks in the U.S. on the rise, we believe well-situated businesses in consumer-driven economies such as India’s offer potentially attractive opportunities for long-term investment.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Emerging Markets Select (WAESX) — Investor	14.92%	-18.24%	6.50%	4.05%

Emerging Markets Select (WIESX) — Institutional	15.01%	-18.05%	6.72%	4.33%

MSCI Emerging Markets Index	14.04%	-10.70%	-0.91%	2.00%

MSCI Emerging Markets Mid Cap Growth Index	14.14%	-12.66%	-1.14%	2.67%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class: 1.32% / Institutional Class: 1.14%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

MercadoLibre, Inc.	7.7%

HDFC Bank Ltd.	6.7%

Voltronic Power Technology Corp.	5.3%

Bajaj Finance Ltd.	4.9%

Chailease Holding Co. Ltd.	4.8%

Company	% of Net Assets

Lasertec Corp.	4.5%

Silergy Corp.	4.4%

WEG SA	4.4%

Globant SA	4.2%

Grupo Aeroportuario del Pacifico SAB de CV	4.0%

*

As of March 31, 2023, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Dan Chace, Scott Thomas, Kevin Unger and Anh Hoang.

Ajay Krishnan, CFA Lead Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Dan Chace, CFA Portfolio Manager Anh Hoang, CFA Associate Portfolio Manager	Scott Thomas, CFA Portfolio Manager OVERVIEW During the first quarter of 2023, the Wasatch Emerging Markets Small Cap Fund — Investor Class gained 7.60% and surpassed its benchmark, the

MSCI Emerging Markets Small Cap Index, which rose 3.87%.

Growing optimism that central banks were nearing the end of their interest-rate increases evaporated in February after strong economic data challenged the consensus view that inflationary pressures had peaked. The sudden arrival of a crisis at several banks in the U.S. and one in Europe in March further clouded the path forward for policymakers. In India, stocks declined as a short-seller report attacking companies linked to billionaire Gautam Adani shook investor confidence. India’s economic growth slowed as rising borrowing costs weighed on manufacturing and consumption. Consumer prices exceeded the target of India’s central bank for a second straight month. As a result, the Reserve Bank of India may continue to raise interest rates to rein in stubbornly high inflation.

DETAILS OF THE QUARTER

Taiwan and Mexico were sources of outperformance relative to the benchmark, driven by overweight positioning and outsized gains in our holdings. Early signs that the semiconductor cycle may be bottoming fueled a surge of foreign buying in Taiwan’s tech-heavy stock market. And in Mexico, the peso’s appreciation against the U.S. dollar boosted equity returns as the Bank of Mexico, the country’s central bank, raised its policy interest rate to 11.25%.

China’s reopening from zero-Covid restrictions helped spark an upturn in sentiment throughout the region. Equities in Korea did well, but the Korean stocks in the Fund underperformed the Korean positions in the Index. As a result, Korea was the Fund’s primary source of weakness against the benchmark. In China, the benchmark’s positions posted a negative return. However, the Fund’s Chinese stocks logged a solid double-digit gain that helped performance.

The top contributor to Fund performance for the quarter was Taiwanese holding ASPEED Technology, Inc. The company is a fabless designer of integrated circuits, specializing in areas that include server management and audio-visual extensions. Enthusiasm about artificial intelligence (AI) helped push ASPEED’s stock price higher. Investors reckoned that the massive data-processing requirements of AI’s large language models may lead to increased demand for the company’s chips.

Another top contributor was Grupo Aeroportuario del Centro Norte SAB de CV. Often referred to as “OMA,” the company operates international airports in the northern and central regions of Mexico under contracts with the government. Pent-up demand for travel has raised passenger counts and boosted revenues at the company’s airports.

Although our Indian stocks declined less than the Indian positions in the Index, overweight positioning in India hurt the Fund’s relative performance. As the Fund’s most heavily weighted country, India accounted for the two biggest detractors in the first quarter: AU Small Finance Bank Ltd. and Dr. Lal PathLabs Ltd.

With consumer inflation in India coming in above the central bank’s target, the growing likelihood of additional rate hikes weighed on share prices in the financials sector, including those of AU Small Finance Bank, which primarily targets unbanked and underbanked low- and middle-income borrowers.

Dr. Lal’s operates one of the largest chains of diagnostic pathology labs in India. Robust demand for Covid-19 testing had driven increased volumes and margin expansion for the company. Those effects are now reversing, resulting in difficult year-over-year comparisons to early 2022 — the time of India’s peak in Omicron infections. We expect growth to normalize, and we believe Dr. Lal’s has the potential to become India’s dominant consumer brand in diagnostics.

OUTLOOK

Broadly speaking, we think recent developments could ultimately strengthen, not weaken, the case for investing in emerging markets. Over time, emerging markets may benefit if problems at U.S. banks result in lower global interest rates and a weaker U.S. dollar.

Moreover, we think emerging markets continue to offer more appealing valuations and have better growth prospects than developed markets. For example, India’s economic growth forecasts have recently been revised upward, reflecting increased capital expenditures in the budget released by the Modi government in February. With risks in the U.S. on the rise, we believe well-situated businesses in consumer-driven economies such as India’s offer potentially attractive opportunities for long-term investment.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Emerging Markets Small Cap (WAEMX) — Investor	12.39%	-19.30%	3.23%	2.80%

Emerging Markets Small Cap (WIEMX) — Institutional	12.24%	-19.37%	3.35%	2.90%

MSCI Emerging Markets Small Cap Index	12.38%	-10.99%	1.80%	3.18%

MSCI Emerging Markets Index	14.04%	-10.70%	-0.91%	2.00%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.91% / Institutional Class: 1.78%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Voltronic Power Technology Corp.	6.5%

AU Small Finance Bank Ltd.	5.0%

Globant SA	4.3%

Grupo Aeroportuario del Centro Norte SAB de CV	4.3%

Silergy Corp.	4.0%

Company	% of Net Assets

momo.com, Inc.	3.6%

LEENO Industrial, Inc.	3.5%

Persistent Systems Ltd.	3.5%

ASPEED Technology, Inc.	3.4%

LTIMindtree Ltd.	3.2%

*

As of March 31, 2023, there were 46 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.
†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Scott Thomas.

Scott Thomas, CFA Lead Portfolio Manager

OVERVIEW

During 2022, rising rates and inflation sapped investor enthusiasm for growth-oriented stocks. However, as many central banks seemed poised to slow or pause interest-rate increases in 2023, investors have begun to reward the strong results of many of our companies, leading to significant gains for many stocks in the portfolio.

In this environment, the Wasatch Frontier Emerging Small Countries Fund — Investor Class returned 12.65% in the first quarter, outperforming the benchmark MSCI Frontier Emerging Markets Index, which returned 2.39%.

DETAILS OF THE QUARTER

MercadoLibre, Inc. was the Fund’s top contributor to performance during the quarter. The company operates an online e-commerce, payments, and credit system in 18 countries, and has been called “the Amazon of Latin America” due to its leadership in the region’s fast-growing online marketplace. MercadoLibre experienced considerable growth in 2022, with fourth-quarter revenue up 56.5% from the same period in 2021 and operating income jumping from $24 million to $349 million. MercadoLibre also benefited as an important rival in Brazil was engulfed in an accounting scandal that led to the departure of its CEO and CFO.

Mexico’s Qualitas Controladora SAB de CV was another top performer. The auto insurer is rebounding from a difficult period when mobility trends and accident frequency returned to pre-pandemic levels while inflation increased the cost of parts for vehicle repairs. As the company and industry raise prices and inflation settles down, we think profitability should recover on the back of improving underwriting results and the company’s investment portfolio benefiting from higher interest rates. We continue to like the company’s long-term growth potential and stability as the market leader in an underpenetrated Mexican insurance market. Qualitas is also expanding geographically and diversifying into the relatively nascent Mexican health-insurance business.

The largest detractor from Fund performance was Bajaj Finance Ltd. A non-bank financial company, Bajaj offers a broad spectrum of lending services in India. Shares of Bajaj declined in sympathy with other Indian equities as a selloff in the shares of Gautam Adani’s sprawling conglomerate spilled over to the broader market and weighed especially heavily on financials. The stock moved lower again in March, in part due to investors reacting negatively to reports that Bajaj was planning to purchase an Indonesian bank.

We continue to have confidence in Bajaj’s management team, which has an outstanding track record, and we see significant opportunities ahead for this non-bank lender. Bajaj is outpacing the stodgy traditional banks and their notoriously poor customer service by lending to affluent urban and semi-urban consumers and offering credit cards, mortgages and loans for durable goods. The company is a leader in employing sophisticated data analytics to identify opportunities and reduce credit risk, all while lowering its broader risk profile as it reinvests fee income from higher-risk products into lower-risk areas like mortgage lending.

VEF AB also detracted from performance. The Swedish firm invests in growth-stage financial-technology companies in frontier and emerging markets. The stock was down after a Brazilian company in its investment portfolio tabled its initial public offering and a Mexican holding ran into liquidity issues, raising concerns about whether VEF could sustain its growth. Some setbacks are inevitable with startups, but we continue to believe that VEF is investing in companies with savvy management teams that have structured their businesses to withstand challenges. Importantly, we think these companies represent the future of finance in their target markets.

OUTLOOK

Even as the global banking industry shudders in response to high-profile meltdowns at U.S. and Swiss banks, we continue to see a bright future for the innovative businesses we own within emerging and frontier markets.

To be sure, an extended banking crisis or recession in developed markets could create economic headwinds everywhere. We would note, however, that the worst of the rate-related tumult affecting the developed world has, in many cases, already passed in emerging and frontier markets. Interest rates in these markets remain very high, but some key central banks, including Brazil’s, have already stopped their increases.

Importantly, many of our holdings may not need the strongest economic backdrop to thrive because they’re tied to strong secular tailwinds. The Fund remains focused on companies at the forefront of the longer-term social and technological trends that are transforming the frontier and emerging markets in which they operate.

For example, some of our largest holdings include: IT companies enabling digital transformation for businesses and consumers; financial-service firms facilitating safer and frictionless digital transactions for a growing middle class; hospital chains improving quality of life within local markets; and retail companies and communication-services firms aligned to new purchasing and consumption trends. We believe these companies have a long runway for growth, and we look forward to watching these themes play out in 2023 and beyond.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Frontier Emerging Small Countries (WAFMX) — Investor	12.65%	-19.06%	-1.31%	-0.04%

Frontier Emerging Small Countries (WIFMX) — Institutional	13.31%	-18.79%	-1.06%	0.15%

MSCI Frontier Emerging Markets Index	11.76%	-16.63%	-3.99%	-0.35%

MSCI Frontier Markets Index	2.24%	-17.55%	-2.85%	2.73%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.29%, Net: 2.19% / Institutional Class — Gross: 2.08%, Net: 1.99%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

MercadoLibre, Inc.	9.9%

FPT Corp.	8.2%

Bajaj Finance Ltd.	6.6%

Bank for Foreign Trade of Vietnam JSC	6.1%

Qualitas Controladora SAB de CV	5.2%

Company	% of Net Assets

WEG SA	5.1%

Discovery Ltd.	4.9%

Wilcon Depot, Inc.	4.5%

NU Holdings Ltd.	4.4%

Sea Ltd., ADR	4.1%

*

As of March 31, 2023, there were 34 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan, Ken Applegate and Paul Lambert.

JB Taylor Lead Portfolio Manager Ken Applegate, CFA Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager Paul Lambert Portfolio Manager

OVERVIEW

Global equities notched gains for the first quarter of 2023 but were volatile. Stocks started the year on an upswing, but signs of persistent inflation weighed on equity markets in February. Volatility continued in March after a few high-profile bank failures led to concerns about the banking industry.

In this environment, the Wasatch Global

Opportunities Fund — Investor Class gained 6.32%, outperforming its benchmark, the MSCI AC (All Country) World Small Cap Index, which was up 4.24%.

DETAILS OF THE QUARTER

The most significant contributor to the Fund’s performance during the first quarter was BayCurrent Consulting, Inc., a Japan-based business management and information-technology (IT) consultant. Demand for digital transformation projects, a key area of focus for BayCurrent, continues to be strong, which has helped lift the company’s stock in recent months. Recent results indicate that our thesis on the company continues to play out. Japan is behind many countries when it comes to digitalization. The pandemic and work-from-home environment underscored its need to catch up. As Japanese enterprises undertake large-scale digitalization projects, we believe domestic IT consultants such as BayCurrent have a strong home-country advantage relative to global consulting firms.

ASPEED Technology, Inc. was another top contributor. Headquartered in Taiwan, the company is a fabless designer of integrated circuits specializing in areas that include server management and audio-visual extensions. An upswell of enthusiasm during February about artificial intelligence (AI) helped push ASPEED’s stock price higher. Investors reckoned the massive data-processing requirements of AI’s large language models may lead to increased demand for the company’s chips.

Stock-market jitters in India and negative sentiment toward banks in March helped produce one of the Fund’s biggest detractors from performance during the quarter — AU Small Finance Bank Ltd. The company targets unbanked and underbanked low- and middle-income borrowers in India. While the stocks of many banking companies were down in the first quarter, we think AU Small Finance’s risk profile is quite different from some of the banks that failed. Operating in an emerging market means its management team is used to navigating a volatile interest-rate environment. As such, the bank has an asset-liability management structure well-suited for fluctuating interest rates. Further, AU Small Finance withstood a severe liquidity crisis in India in 2018, which presented a different set of circumstances but was arguably a more challenging crisis than what developed-market banks face today.

Abcam PLC was another detractor. The stock of the British health-care company was down after it reported annual revenue that was below consensus expectations, due in part to the implementation of a new enterprise resource planning (ERP) system, which caused an order backlog. Despite these near-term setbacks, we don’t believe anything has structurally changed for the firm. Abcam provides biological reagents and tools that are essential to a wide range of fields, including drug discovery, diagnostics and basic research. We expect high demand for these products as health-care innovation pushes forward. In addition, we believe profit margins will expand after an extended period of investment for the firm.

OUTLOOK

So far, central banks have ring-fenced banking industry turmoil, limiting the damage to just a few troubled institutions. However, it’s hard to predict whether more bank failures will occur or how severe the fallout from those failures would be. Nevertheless, we feel good about the prospects of the banks we hold. Within our portfolio, we own just two banks, both of which have a risk profile we believe is quite different from the banks that failed.

While we feel good about our bank holdings, we continue to think about the knock-on effects of banking turmoil. Already, at least two things seem certain. First, trouble for banks will be another drag on economic growth. Second, the cost of capital for businesses is poised to increase.

We believe an environment of slower growth and rising capital costs should favor the types of high-quality companies in which Wasatch invests. Our investment process focuses on firms with strong balance sheets, low levels of debt and typically, a steady history of earnings growth and cash flow generation. These self-funded businesses can continue to carry out their growth plans at a time when rising capital costs may force weaker competitors to pare back. We believe this should set our firms up for better growth in the years to come.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Global Opportunities (WAGOX) — Investor	11.56%	-17.43%	6.85%	8.74%

Global Opportunities (WIGOX) — Institutional	11.75%	-17.28%	7.06%	8.87%

MSCI AC World Small Cap Index	15.14%	-9.57%	4.19%	7.15%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.50% / Institutional Class — Gross: 1.38%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

BayCurrent Consulting, Inc.	5.8%

AU Small Finance Bank Ltd.	3.9%

Ensign Group, Inc.	3.7%

Five Below, Inc.	3.1%

HealthEquity, Inc.	3.1%

Company	% of Net Assets

Globant SA	2.9%

Abcam PLC	2.8%

Voltronic Power Technology Corp.	2.7%

Silergy Corp.	2.6%

Saia, Inc.	2.4%

*

As of March 31, 2023, there were 64 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Global Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Paul Lambert, Linda Lasater and Mike Valentine.

Ken Applegate, CFA Portfolio Manager Linda Lasater, CFA Portfolio Manager	Paul Lambert Portfolio Manager Mike Valentine Portfolio Manager

OVERVIEW

Global equities notched gains for the quarter but were volatile. Stocks started the year on an upswing, but signs of persistent inflation weighed on equity markets in February. Volatility continued in March after a few high-profile bank failures led to concerns about the banking industry.

In this environment, the Wasatch Global Select Fund — Investor Class gained 9.68%, outperforming the benchmark MSCI AC (All Country) World Index, which was up 7.31%.

DETAILS OF THE QUARTER

The most significant contributor to the Fund’s performance during the quarter was BayCurrent Consulting, Inc., a Japan-based business management and information-technology (IT) consultant. Demand for digital transformation projects, a key area of focus for BayCurrent, continues to be strong, which has helped lift the company’s stock in recent months. Recent results indicate that our thesis on the company continues to play out. Japan is behind many countries when it comes to digitalization. The pandemic and work-from-home environment underscored its need to catch up. As Japanese enterprises undertake large-scale digitalization projects, we believe domestic IT consultants such as BayCurrent have a strong home-country advantage relative to global consulting firms.

MercadoLibre, Inc. was another large contributor. The company operates an online e-commerce, payments, and credit system in 18 Latin American countries. It has been called “the Amazon of Latin America” due to its leadership in the region’s fast-growing online marketplace. MercadoLibre experienced considerable growth in 2022, with fourth-quarter revenue up 56.5% from the same period in 2021 and operating income jumping from $24 million to $349 million. MercadoLibre also benefited as an important rival in Brazil was engulfed in an accounting scandal that led to the departure of its CEO and CFO.

The largest detractor from Fund performance during the quarter was DiaSorin SpA, an Italian health-diagnostics company. The company benefited from heightened demand for its tests used to detect Covid-19. Now that the world is past the height of the pandemic, DiaSorin needs to offset the decline in Covid-19 tests with other diagnostics. This has weighed on the stock recently, but we still like DiaSorin’s long-term growth potential and recurring-revenue operating model. The company is a leader in specialty disease testing in Europe, and we believe an acquisition it made in 2021 positions DiaSorin to take share in the U.S. disease-testing market.

Abcam PLC was another detractor. The stock of the British health-care company was down after it reported annual revenue that was below consensus expectations, due in part to the implementation of a new enterprise resource planning (ERP) system, an undertaking that caused an order backlog in September and October. While these were near-term setbacks, we don’t believe anything has structurally changed for the firm. Abcam provides biological reagents and tools that are essential to a wide range of fields, including drug discovery, diagnostics and basic research. We expect high demand for these products as health-care innovation pushes forward. In addition, we believe profit margins will expand after an extended period of investment for the firm.

OUTLOOK

So far, central banks have ring-fenced banking industry turmoil, limiting the damage to just a few troubled institutions. However, it’s hard to predict whether more bank failures will occur or how severe the fallout from those failures would be. What we can say, however, is that we feel good about the prospects of the banks we do hold. Within our portfolio, we own just two banks, both of which have a risk profile we believe is quite different from the banks that failed.

While we feel good about our bank holdings, we continue to think about the knock-on effects of banking turmoil. Already, at least two things seem certain. First, trouble for banks will be another drag on economic growth. Second, the cost of capital for businesses is poised to increase.

We believe an environment of slower growth and rising capital costs should favor the types of high-quality companies in which Wasatch invests. Our investment process focuses on firms with strong balance sheets, low levels of debt and typically, a steady history of earnings growth and cash flow generation. These self-funded businesses can continue to carry out their growth plans at a time when rising capital costs may force weaker competitors to pare back. We believe this should set our firms up for better growth in the years to come.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

Name	Six Months (Not annualized)	1 Year	Since Inception 10/1/2019

Global Select (WAGSX) — Investor	18.37%	-11.73%	4.54%

Global Select (WGGSX) — Institutional	18.48%	-11.44%	4.91%

MSCI AC World Index	17.78%	-7.44%	8.15%

MSCI AC World Mid Cap Growth Index	18.92%	-9.49%	6.49%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Select Fund are Investor Class — Gross: 2.35%, Net: 1.35% / Institutional Class — Gross: 1.53%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging and frontier markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

BayCurrent Consulting, Inc.	5.1%

Copart, Inc.	4.9%

Amphenol Corp., Class A	4.6%

Roper Technologies, Inc.	4.6%

Old Dominion Freight Line, Inc.	3.9%

Company	% of Net Assets

MarketAxess Holdings, Inc.	3.9%

HDFC Bank Ltd.	3.9%

ICON PLC	3.7%

Abcam PLC	3.6%

Amadeus IT Group SA	3.6%

*

As of March 31, 2023, there were 34 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

*Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

Global equities finished the first quarter of 2023 in positive territory despite a variety of challenges. March saw the failure of three U.S. banks and the collapse of European financial giant Credit Suisse raise the specter of a banking crisis simi lar to 2008–2009. Equities rallied in the final daysof the quarter as investors interpreted the U.S. Federal Reserve’s (Fed’s) quarter-point rate hike on March 23 as a signal that banking-industry issues were manageable. At the same time, investors seemed to believe that these issues would constrain central banks from implementing significant further rate hikes.

In a reversal of the prevailing trend for most of 2022, value stock indexes significantly lagged their growth counterparts during the first quarter of 2023. The Wasatch Global Value Fund — Investor Class returned 0.34%, underperforming the MSCI AC (All Country) World Value Index, which returned 1.24% for the quarter.

DETAILS OF THE QUARTER

During the first quarter, contributors to the Fund’s performance relative to the benchmark were led by selections within financials and health care. Conversely, selections within consumer discretionary and materials, along with an underweight position in information technology, detracted significantly.

The top contributor to performance was Koninklijke Ahold Delhaize NV, an operator of supermarket chains across the U.S. and Europe, including well-known U.S. brands Stop & Shop and Giant. Ahold Delhaize is a high-quality company with strong and stable cash flows, making it an attractive holding in an uncertain environment. In addition, the company reported better-than-expected earnings that were supported by its effective mitigation of high inflation on food prices.

BAE Systems PLC, Europe’s largest defense contractor and Britain’s largest manufacturer, reported strong quarterly sales, earnings and free cash flow. In addition, sentiment with respect to the stock benefited from the mid-March announcement of a trilateral U.S./United Kingdom/Australia submarine-development program. As a leading manufacturer of U.K. nuclear-powered submarines, BAE is expected to be a prime beneficiary of this initiative. More broadly, BAE is positioned to benefit from globally synchronized increases in defense spending for several years to come. Despite the strong stock-price performance in the quarter, we view the company’s valuation as remaining discounted relative to its peers.

On the downside, an overweight position in pharmaceutical company Johnson & Johnson, commonly known as “J&J,” was the biggest detractor from Fund performance during the quarter. The company posted mixed quarterly results and also provided relatively cautious forward guidance. More importantly, J&J experienced a legal setback with its efforts to contain the financial impact of litigation concerning an asserted connection between its since-discontinued talcum-based baby powder and ovarian cancer. As a result, the range and scope of potential damages related to this litigation remain highly uncertain. In our view, the worst-case scenarios are unlikely, and in any event, compensation will be paid over an extended period and won’t unduly impact J&J’s very substantial free cash flow.

South Korean casino operator Kangwon Land, Inc. underperformed due to a significant revenue and earnings miss. Kangwon operates the only casino in Korea that is open to the country’s citizens. Results were negatively impacted by a slower-than-expected recovery from Covid-19 that weighed on casino traffic, as well as increased labor costs driven by stepped-up dealer hiring in anticipation of a rebound in conditions. An exacerbating factor in the recent weakness is that many high-rolling, VIP Korean gamblers have become accustomed to frequenting Macau, a special administrative region of China referred to as “The Las Vegas of Asia.” Kangwon has a strong balance sheet with virtually no debt, and we added to the position on weakness on the view that the expected recovery is merely delayed.

OUTLOOK

Despite the positive investor sentiment and stock-market performance seen in the first quarter, we have a cautious view of where we are in the economic and market cycle. While hopes of Fed easing have recently been raised by concerns around bank failures, policymakers are facing unprecedented conditions. With a recession looming and inflation well above the Fed’s 2% target, we’re not inclined to assume that we’re on the cusp of Fed rate cuts and the beginning of a new market cycle. As a result, we view the economy as remaining vulnerable to a hard landing and equity valuations as remaining somewhat elevated given the risks to growth.

Based on this assessment, we’re positioned relatively defensively, with overweight allocations to the utilities, health-care, consumer-staples and communication-services sectors, and underweights to consumer discretionary, information technology and industrials. More broadly, the Fund’s holdings are high quality, based on stable earnings and sound balance sheets while also featuring larger market capitalizations, less expensive valuations and above-average dividends relative to the benchmark.

As always, we’ll continue to adhere to our discipline in selecting stocks regardless of the short-term direction of the markets in response to a shifting macroeconomic and geopolitical backdrop.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Global Value (FMIEX) — Investor	17.43%	-1.97%	7.61%	7.90%

Global Value (WILCX) — Institutional	17.41%	-1.92%	7.76%	8.05%

MSCI AC World Value Index	15.63%	-5.50%	4.27%	5.89%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.20%, Net: 1.10% / Institutional Class — Gross: 1.14%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

TotalEnergies SE	4.8%

Johnson & Johnson	4.8%

Duke Energy Corp.	4.2%

Novartis AG	4.0%

Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	3.9%

Company	% of Net Assets

Exelon Corp.	3.9%

Union Pacific Corp.	3.9%

KT&G Corp.	3.4%

Koninklijke Ahold Delhaize NV	3.4%

Bristol-Myers Squibb Co.	3.3%

*

As of March 31, 2023, there were 37 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT††

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Greater China Fund is managed by a team of Wasatch portfolio managers led by Dan Chace, Allison He, Pedro Huerta, Kai Pan and Kevin Unger.

Dan Chace, CFA Lead Portfolio Manager Kai Pan, PhD Associate Portfolio Manager	Allison He, CFA Associate Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Pedro Huerta, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Greater China Fund — Investor Class was up 1.26% during the first quarter of 2023 but underperformed the benchmark MSCI China Index, which gained 4.71%.

A late-year rally in Chinese equities continued in January, fueled by the government’s decision to lift pandemic-related social restrictions. However, stocks were volatile late in the period due to concerns about geopolitical tensions and banking turmoil in the U.S. and Europe. Despite those concerns, Chinese equities ended the period with moderate gains.

DETAILS OF THE QUARTER

The Fund’s underperformance was largely attributable to its underweight position in the communication-services sector. The sector holds some mega-cap technology companies, which are in a market-capitalization range where we tend to be less exposed. Instead, our Fund skews toward small- and mid-cap stocks, which are less covered by other investors. We believe such stocks provide greater opportunity for active investors to add long-term value.

Wuxi Biologics Cayman, Inc. was the largest detractor from Fund performance during the quarter. A contract research, development and manufacturing firm, Wuxi helps create biological medicines and provides value-added services to other pharmaceutical companies. Wuxi experienced strong revenue and earnings growth in 2022, and we thought management’s execution was stellar. However, the stock was down this quarter after the company pre-released its 2022 results that were slightly below market expectations. We continue to like that Wuxi is an important player in the complex process of researching, developing and manufacturing biologic treatments. We believe demand for its services should continue to be strong as health-care innovation pushes forward, though geopolitical concerns remain in the background.

Another weak stock was Meituan. Known for its food-delivery platform that links consumers and merchants, Meituan also connects consumers with other local market services. The stock was down due to concerns about Douyin, the Chinese version of TikTok, trying to grow its presence in the local service arena. However, Meituan is still the largest operator in the industry, and it’s taking great efforts — including hiring 10,000 people — to fend off competition. We also think there are differences in the two companies’ advertising models that could allow both competitors to grow.

Airtac International Group was a top contributor for the quarter. Headquartered in Taiwan, the company manufactures pneumatic actuators for industrial automation systems. The stock rose in anticipation of China’s reopening from the pandemic, which should lead to a significant uptick in factory production and increased demand for Airtac’s actuators and their replacement products. While reopening benefits Airtac in the near term, we believe there are opportunities for longer-term growth as Chinese businesses increasingly depend on factory automation to improve efficiency and replace an aging workforce.

Another contributor was Sinbon Electronics Co. Ltd., which manufactures electric cables that power a wide range of products. Sinbon continues to experience strong growth, with 2022 annual revenue up 19.8% from the prior year. Those results, and anticipation of heightened demand for many products as China reopens, led the stock higher this quarter. We continue to believe Sinbon has a long runway for growth. Its management team has established long-term relationships with businesses in many high-growth verticals, including the green energy, medical and automotive industries. We believe the company’s highly variable manufacturing processes are a differentiator for the firm.

OUTLOOK

Global equity markets have been volatile due to concerns about banking industries in the U.S. and Europe. However, we don’t see a direct link between bank failures in those regions and China’s banking system.

While China’s banking system doesn’t face the same risks, banking troubles could lead to a slowdown in the U.S. and European economies, which would impact export-heavy businesses in China. But China’s economy would still be less affected than the countries at the heart of a banking crisis.

As China reopens after pandemic restrictions, we wouldn’t be surprised if the country contributes an outsized portion to global economic growth this year — which could set up a relatively positive backdrop for Chinese equities.

China’s reopening also gives us the opportunity to visit management teams in the country again. In May, our team is planning its first visit back to the country since 2019. We look forward to uncovering new investment opportunities for our shareholders.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 11/30/2020

Greater China (WAGCX) — Investor	14.47%	-13.46%	-15.00%

Greater China (WGGCX) — Institutional	14.66%	-13.28%	-15.07%

MSCI China Index	18.86%	-4.73%	-16.46%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Greater China Fund are Investor Class — Gross: 3.56%, Net: 1.62% / Institutional Class — Gross: 2.61%, Net: 1.36%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

The Fund is subject to risks associated with investments in the Greater China Region that could affect the value of your investment. The Fund may invest in securities through the China Stock Connect programs, which subject the Fund to unique accessibility risks affecting the Fund’s ability to efficiently execute its strategy. These risks are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

H World Group Ltd.	5.7%

Chailease Holding Co. Ltd.	5.0%

Silergy Corp.	4.6%

Glodon Co. Ltd., Class A	4.5%

Tencent Holdings Ltd.	4.3%

Company	% of Net Assets

Airtac International Group	4.0%

Sino Wealth Electronic Ltd., Class A	3.9%

Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	3.8%

SG Micro Corp., Class A	3.7%

Sinbon Electronics Co. Ltd.	3.6%

*As

of March 31, 2023, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: November 30, 2020. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

International equities notched gains for the period but were volatile. Stocks started 2023 on an upswing, but signs of persistent inflation began to weigh on equity markets in February. Volatility continued in March after a few high-profile bank failures led to concerns about the banking industry.

In this environment, the Wasatch International Growth Fund — Investor Class gained 6.07% and outperformed the benchmark MSCI AC (All Country) World ex USA Small Cap Index, which was up 4.70%.

DETAILS OF THE QUARTER

The most significant contributor to the Fund’s performance during the quarter was BayCurrent Consulting, Inc., a Japan-based business management and information-technology (IT) consultant. Demand for digital transformation projects, a key area of focus for BayCurrent, continues to be strong, which has helped lift the company’s stock in recent months. Margins for the business also remain strong after management successfully pushed through price increases to offset rising wages. Such results indicate that our thesis on the company continues to play out. Japan is behind many countries when it comes to digitalization. The pandemic and work-from-home environment underscored its need to catch up. As Japanese enterprises undertake large-scale digitalization projects, we believe domestic IT consultants such as BayCurrent have a strong home-country advantage relative to global consulting firms.

Another top contributor was Grupo Aeroportuario del Centro Norte SAB de CV, a Mexico-based international airport operator known as “OMA.” The company, which has government contracts to run 13 airports in northern and central Mexico, has benefited from a rebound in travel as the decline in Covid-19 cases and severity has unleashed pent-up demand. In February, OMA reported earnings for the fourth quarter of 2022 that included an 11.8% increase in net income and a 20.7% jump in passenger traffic compared with the prior-year quarter. Traffic has now surpassed pre-pandemic levels, the company said.

The largest detractor during the quarter was Abcam PLC. The stock of the British health-care company was down after

Abcam reported annual revenue that was below consensus expectations, due in part to the implementation of a new enterprise resource planning (ERP) system, an undertaking that caused an order backlog in September and October. Covid-19 restrictions also reduced the company’s revenues from China. While these were near-term setbacks, we don’t believe anything has structurally changed for the firm. Abcam provides biological reagents and tools that are essential to a wide range of fields, including drug discovery, diagnostics and basic research. We expect high demand for these products as health-care innovation pushes forward, and we believe profit margins will expand after an extended period of investment for the firm.

Another weak stock was DiaSorin SpA, an Italian health-diagnostics company. The company benefited from heightened demand for its tests used to detect Covid-19. Now that the world is past the height of the pandemic, DiaSorin needs to offset the decline in Covid-19 tests with other diagnostics. This has weighed on the stock recently, but we still like DiaSorin’s long-term growth potential and recurring-revenue operating model. The company is a leader in specialty disease testing in Europe, and we believe an acquisition it made in 2021 positions DiaSorin to take share in the U.S. disease-testing market.

OUTLOOK

Concern about the banking system has injected a new source of volatility into equity markets. So far, regulators have been able to address each troubled bank before financial contagion occurs, but it’s difficult to predict whether other banks will come under pressure and to what degree. That being said, we believe the banks within our own portfolio have good management teams and are on strong financial footing, which has helped them manage disruptive periods in past crises. And in our view, there are some stark differences between the banks we own and those that have failed.

In thinking beyond the banking system, an important knock-on effect of recent bank troubles is that the cost of capital for firms will continue to become more expensive. As the cost of doing business increases, it could also hamper economic growth, negatively affecting corporate earnings. But the environment may be most detrimental to weaker firms, which have relied on low-cost debt to fund their growth.

We believe this environment underscores the importance of investing in high-quality businesses, which have always been our focus at Wasatch. In our view, such companies are not only better positioned to withstand challenging economic environments, but also to take market share from struggling competitors. We believe this should set these high-quality businesses up for better long-term growth when the economy bounces back.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

International Growth (WAIGX) — Investor	16.92%	-19.10%	-0.71%	4.00%

International Growth (WIIGX) — Institutional	16.98%	-18.99%	-0.60%	4.08%

MSCI AC World ex USA Small Cap Index	18.63%	-10.37%	1.67%	5.06%

MSCI World ex USA Small Cap Index	20.95%	-10.13%	1.54%	5.54%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.44% / Institutional Class: 1.33%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

BayCurrent Consulting, Inc.	5.0%

Descartes Systems Group, Inc.	3.7%

Abcam PLC	3.4%

Diploma PLC	3.2%

Grupo Aeroportuario del Centro Norte SAB de CV	3.0%

Company	% of Net Assets

Kinaxis, Inc.	3.0%

Voltronic Power Technology Corp.	2.9%

Melexis NV	2.8%

Reply SpA	2.6%

CTS Eventim AG & Co. KGaA	2.4%

*As

of March 31, 2023, there were 69 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Linda Lasater, Dan Chace and Allison He.

Linda Lasater, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

For the first quarter of 2023, the Wasatch International Opportunities Fund — Investor Class gained 1.77% but trailed the benchmark MSCI AC (All Country) World ex USA Small Cap Index, which was up 4.70%.

International equities notched gains for the period but were volatile. Stocks started the year on an upswing, but signs of persistent inflation began to weigh on equity markets in February. Volatility continued in March after a few high-profile bank failures led to concerns about the banking industry.

DETAILS OF THE QUARTER

The largest detractor from Fund performance during the quarter was Kin and Carta PLC, a trans-Atlantic digital-transformation consultancy. Disappointing earnings results for the first half of its fiscal year weighed on the stock. Management cited worsening economic conditions as a reason for the slowdown in revenue. We’re monitoring the stock. We like the company’s exposure to digital transformation, which is a theme in our portfolio as digital transformation is a key priority for businesses around the world. But Kin and Carta lacks the scale and diversity of some competitors, so it’s been disproportionately hurt by some large project delays and postponements. Going forward, we’ll continue to monitor how Kin and Carta can manage this period and continue to grow scale.

Systena Corp. was another large detractor. The Japan-based information-technology (IT) vendor missed its operating profit target due in part to mid-level employee turnover and slower growth for some of its more profitable business segments. We trimmed the position in light of near-term uncertainty around employee turnover but continue to hold the stock. Many Japanese companies are behind global competitors when it comes to digitalization, but with ample cash on their balance sheets and a history of adapting to market conditions, we believe these companies are poised to spend heavily on IT projects to catch up. We continue to monitor Systena’s ability to hire and retain critical IT staff needed to deliver on the strong trends we’re seeing in IT investment in Japan.

The largest contributor to Fund performance was Fortnox AB. The Swedish company sells cloud-based software for small and medium-sized companies, with solutions addressing bookkeeping, order handling, invoicing, payroll and other critical business functions. The stock was up after the company reported another quarter of strong growth in an environment where there was concern that small and medium-sized businesses may pare back spending. We view the results as a testament to the value Fortnox provides its customers. Going forward, we believe the company has considerable pricing power; Fortnox’s services are critical to its customers’ business functions but represent a relatively small part of their total operational costs.

Another top contributor was Elmos Semiconductor SE, a Germany-based company that produces semiconductors and sensors primarily for the automotive industry. The stock was up after the company offered much stronger-than-expected earnings guidance in 2023, due in part to a recovery in new-car volumes as supply-chain issues ease. We continue to like the company for its exposure to the auto industry. The electrification of the automobile is a long-term secular growth trend that could make demand for Elmos’ products less cyclical than for other semiconductor manufacturers, in our view.

OUTLOOK

As the quarter closed, the health of the global banking system remained one of investors’ foremost concerns. So far, regulators have been able to address each troubled bank before financial contagion occurs, but it’s difficult to predict whether other banks will come under pressure, and to what degree. Within our portfolio, our direct exposure to the banking industry is limited. We hold only two banks, both of which have a risk profile we believe is quite different from the banks that failed.

In thinking beyond the banking system, an important knock-on effect of recent bank troubles is that the cost of capital for firms will continue to become more expensive. As the cost of doing business increases, it could also hamper economic growth, negatively affecting corporate earnings. But the environment may be most detrimental to weaker firms, which have relied on low-cost debt to fund their growth.

We believe this environment underscores the importance of investing in high-quality businesses. Companies with strong balance sheets, a history of free cash flow generation and a solid, proven operating model can withstand a slowdown and continue funding strategic growth initiatives. In fact, these challenging periods are when we typically see these companies take market share from struggling competitors, setting themselves up for better long-term growth when the economy bounces back.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

International Opportunities (WAIOX) — Investor	14.34%	-17.05%	-0.02%	5.04%

International Opportunities (WIIOX) — Institutional	14.51%	-17.05%	0.10%	5.19%

MSCI AC World ex USA Small Cap Index	18.63%	-10.37%	1.67%	5.06%

MSCI World ex USA Small Cap Index	20.95%	-10.13%	1.54%	5.54%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 1.96% / Institutional Class: 1.91%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Japan Elevator Service Holdings Co. Ltd.	3.0%

YouGov PLC	3.0%

DiscoverIE Group PLC	2.9%

JTC PLC	2.7%

Johns Lyng Group Ltd.	2.6%

Company	% of Net Assets

Nexus AG	2.5%

Fortnox AB	2.5%

Pro Medicus Ltd.	2.5%

Premium Group Co. Ltd.	2.3%

SIGMAXYZ Holdings, Inc.	2.3%

*As

of March 31, 2023, there were 78 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch International Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Lead Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

International equities notched gains for the quarter but were volatile. Stocks started the year on an upswing, but signs of persistent inflation began to weigh on equity markets in February. Volatility continued in March after a few high-profile bank failures led to concerns about the banking industry.

In this environment, the Wasatch International Select Fund—Investor Class gained 11.20% and outperformed the benchmark MSCI EAFE Index, which was up 8.47%.

DETAILS OF THE QUARTER

The most significant contributor to the Fund’s performance during the quarter was BayCurrent Consulting, Inc., a Japan-based business management and information-technology (IT) consultant. Demand for digital transformation projects, a key area of focus for BayCurrent, continues to be strong, which helped lift the company’s stock. Japan is behind many countries when it comes to digitalization. We believe domestic IT consultants such as BayCurrent will be in high demand as Japanese enterprises undertake large-scale digitalization projects to catch up.

Another top contributor was Hermes International. The French luxury-design house specializes in handbags, leather goods, jewelry, clothing and lifestyle accessories. Strong sales results for the fourth quarter and calendar year in 2022 propelled the stock, as did investor expectations that luxury goods spending will increase as China lifts Covid-19 restrictions and its consumers travel again.

Amadeus IT Group SA was another significant contributor. The company provides IT solutions to the travel and hospitality industries. Its stock has been up as international air-traffic volumes recover after the pandemic. Going forward, we believe both the airline and hospitality industries will be under pressure to increase efficiency, and Amadeus’ technology solutions will play a pivotal role in achieving these aims.

The largest detractor from Fund performance during the quarter was DiaSorin SpA, an Italian health-diagnostics company. Previously the company benefited from heightened demand for its Covid-19 tests. Now that the world is past the height of the pandemic, DiaSorin needs to offset the decline in Covid-19 tests with other diagnostics. However, we still like DiaSorin’s long-term growth potential. The company is a leader in specialty disease testing in Europe, and we believe an acquisition it made positions DiaSorin to take share in the U.S.

Endava PLC was also a detractor. This British IT company offers software engineering, cloud transformation, test automation, technology consulting and other related services to businesses in a wide range of industries. The company reported quarterly earnings results that met expectations, but the stock was down after management offered weaker guidance for the third and fourth quarters of its fiscal year. The customer sales cycle is becoming more elongated as businesses evaluate budgets more closely in a softening macroeconomic environment. Despite the short-term pause, we believe Endava has a long runway for growth and will continue to benefit from its role as an expert IT outsourcer.

Another weak stock was Abcam PLC. The stock of the British health-care company was down after it reported annual revenue that was below consensus expectations due in part to the implementation of a new enterprise resource planning (ERP) system, which caused an order backlog. Despite the near-term setback, we don’t believe anything has structurally changed for the firm. Abcam provides biological reagents and tools that are essential to a wide range of fields, including drug discovery, diagnostics and basic research. We expect high demand for these products as health-care innovation pushes forward.

OUTLOOK

Concern about the banking system has injected a new source of volatility into equity markets. So far, regulators have been able to address each troubled bank before contagion occurs, but it’s difficult to predict whether other banks will come under pressure, and to what degree.

Within our concentrated portfolio, we don’t own any banks. However, we continue to think about how banking turmoil could have knock-on effects for the broader economy.

One likely effect is that the cost of capital for firms will continue to increase. As the cost of doing business increases, it could also hamper economic growth, negatively affecting corporate earnings. But the environment may be most detrimental to weaker firms, which have relied on low-cost debt to fund their growth.

We believe this environment underscores the importance of investing in high-quality businesses, which have always been our focus at Wasatch. In our view, such companies are not only positioned to withstand challenging economic environments, but to take market share from struggling competitors. We believe this should set these high-quality businesses up for better long-term growth when the economy bounces back.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

Name	Six Months (Not annualized)	1 Year	Since Inception 10/1/2019

International Select (WAISX) — Investor	21.69%	-10.06%	2.28%

International Select (WGISX) — Institutional	21.98%	-9.62%	2.73%

MSCI EAFE Index	27.27%	-1.38%	5.45%

MSCI EAFE Mid Cap Growth Index	25.60%	-8.09%	2.85%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Select Fund are Investor Class — Gross: 3.34%, Net: 1.30% / Institutional Class — Gross: 2.37%, Net: 0.90%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

BayCurrent Consulting, Inc.	6.0%

Amadeus IT Group SA, Class A	5.9%

Hermes International	5.5%

Assa Abloy AB, Class B	4.8%

CAE, Inc.	4.7%

Company	% of Net Assets

ICON PLC	4.6%

Dassault Systemes SE	4.4%

Halma PLC	4.2%

Descartes Systems Group, Inc.	3.9%

GMO Payment Gateway, Inc.	3.9%

*

As of March 31, 2023, there were 27 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Long/Short Alpha Fund is managed by a team of Wasatch portfolio managers led by Mick Rasmussen.

Mick Rasmussen, CFA Lead Portfolio Manager

OVERVIEW OF THE QUARTER

During the first quarter of 2023, the Wasatch Long/Short Alpha Fund — Investor Class gained 4.38% and outperformed the benchmark Russell 2500™ Index, which rose 3.39%. The Fund outpaced the benchmark due to favorable stock selections on the long side, while short positions were drags on relative performance. Our bottom-up, fundamental approach to selecting long positions generated positive returns in a volatile quarter for the market, and a sizable portion of the Fund’s alpha came from some of our largest-weight, highest-conviction positions.

The first part of the quarter could be characterized as a risk-on environment. The benchmark delivered strong gains, and some of the best-performing stocks were those with high volatility, heavy short-seller interest and reversing momentum. But the second part of the quarter was very different. The benchmark (which is a long-only index) gave back much of its early-quarter increase as investors worried about an overheated economy, elevated inflation, rising interest rates and bank failures.

LONG POSITIONS DURING THE QUARTER

Among long positions, the top contributor to Fund performance for the first quarter was MarketAxess Holdings, Inc., which operates an electronic trading platform that we believe is pivotal for delivering efficiency, liquidity and cost savings to investors trading in global fixed-income markets. The stock appreciated after the company released fourth-quarter earnings growth that exceeded consensus estimates. Looking ahead, our investment thesis for the company remains on track. MarketAxess continues to gain share of global fixed-income trading, and we like the revenue potential of some of the company’s new offerings that help clients optimize operations and data flow.

A large detractor on the long side was Esperion Therapeutics, Inc., which develops oral therapies for people with elevated low-density lipoprotein cholesterol (LDL-C, or “bad cholesterol”). Shares of the company fell sharply in March as investors reacted negatively to data from a cardiovascular outcomes trial of Esperion’s cholesterol-lowering drug Nexletol® in statin-intolerant patients. The stock fell again on news that Esperion’s partner in the drug was disputing a milestone payment tied to the trial.

We believe investors who failed to look beyond the top-line data may have misinterpreted the results. Our research suggests the trial exceeded clinical expectations of many doctors, who are increasingly prescribing Nexletol to their patients. We expect that the milestone dispute will be settled and that Nexletol’s label will expand in the U.S. and Europe.

SHORT POSITIONS DURING THE QUARTER

Turning to short positions, contributors were those stocks that declined in price. We added the most value during the quarter by shorting Xometry, Inc., which runs an online marketplace that allows customers to purchase custom-manufactured parts in the aerospace, health-care and automotive segments. The company’s financials look unattractive to us, and we don’t have a great deal of confidence in management. Since we initiated the position, Xometry has been a very successful short for the Fund.

Among shorts, detractors were those stocks that rose in price. One of the shorts that hurt us the most was Berkshire Grey, Inc. — which provides artificial-intelligence-enabled robotic solutions that automate supply-chain operations in the United States and Japan. The company is a cash-burning business that had been a successful short for us in the past. But Berkshire Grey announced that it’s being acquired by Softbank, and the stock price shot up as a result. We subsequently closed out our position.

OUTLOOK

Looking forward, we see reasons for both caution and optimism. While we wouldn’t be surprised to see additional problems at banks and tighter credit conditions, we don’t think the economy is headed for a system-wide crisis. The poor management decisions that felled Silvergate Capital, Silicon Valley Bank and Signature Bank were largely bank-specific, so we don’t expect broad contagion. Perhaps more important for the Fund is that we don’t have significant exposure to the banking industry, as we see better opportunities elsewhere.

We’ve noticed an increasing consensus among investors that recession is a foregone conclusion. In response to recession fears and higher interest rates, we’ve recently seen the stocks of economically cyclical and highly indebted companies selling off. The message from the market seems clear: If your business model depends on the economy expanding or on easy access to credit, be prepared for a rough ride.

Fortunately, we believe the current environment is one in which the Fund can thrive — with our long and our short positions working in tandem. On the long side, we’re focused on identifying companies with reasonable valuations, manageable debt loads, defensible market positions, and the ability to generate strong earnings throughout the inevitable ups and downs of the economic cycle. At the other end of the spectrum, our systematic use of quantitative and qualitative methods to uncover short opportunities should provide ballast to the Fund when stock-market conditions become hostile.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 10/1/2021

Long/Short Alpha (WALSX) — Investor	19.20%	6.87%	4.81%

Long/Short Alpha (WGLSX) — Institutional	19.27%	7.17%	5.01%

Russell 2500™ Index	11.07%	-10.39%	-8.44%

FTSE U.S. 3-Month Treasury Bill Index	2.01%	2.61%	1.76%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Alpha Fund are Investor Class — Gross: 3.14%, Net: 2.41% / Institutional Class — Gross: 3.10%, Net: 2.20%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Equity investing involves risks, including potential loss of the principal amount invested. Short selling incurs significant unique risks, including potentially unlimited downside risk, high short-sale related expenses, and unavailability of securities to sell short, among others, all of which could negatively impact the performance of the Fund. Additionally, the Fund may not be able to borrow the securities it intends to sell short.

The Fund’s investments in long and short equity positions expose it to changes in the value of securities, which exceed the value of the Fund’s assets. Investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund relies on quantitative models which entail unique risks, including the risk that a model may be limited or incorrect. These risks are described in more detail in the prospectus.

Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 LONG EQUITY HOLDINGS

Company	% of Net Assets

Roper Technologies, Inc.	4.2%

HealthEquity, Inc.	4.0%

Hamilton Lane, Inc. Class A	3.5%

Ensign Group, Inc.	3.4%

MarketAxess Holdings, Inc.	3.4%

Company	% of Net Assets

ICF International, Inc.	3.3%

Pool Corp.	3.3%

Globant SA	3.2%

RBC Bearings, Inc.	3.1%

Paylocity Holding Corp.	2.9%

*

As of March 31, 2023, there were 54 long and 48 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2021. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Natalie Pesqué.

Ken Komgiebel, CFA Lead Portfolio Manager	Natalie Pesqué, CFA Portfolio Manager	OVERVIEW The Wasatch Micro Cap Fund — Investor Class gained 10.93% during the first quarter of 2023, handily outperforming its primary benchmark, the Russell Microcap® Growth Index, which rose just 0.76%.

Failures of three regional banks in the U.S. and the hastily arranged government-brokered sale of troubled Swiss firm Credit Suisse Group AG added a new layer of complexity to an economic backdrop that was already uncertain. Equities weathered the turmoil well, shrugging off talk about stricter regulation of banks and rallying into the end of the quarter. Hopes that the crisis would push the U.S. Federal Reserve closer to the completion of its tightening cycle appeared to overshadow lingering fears of financial contagion within the banking system and outweigh broader concerns about the fallout to the general economy.

DETAILS OF THE QUARTER

Despite turbulence in the banking industry, the financials sector was a source of outperformance for the Fund during the quarter. We’re underweighted in banks relative to the Index, as we hold just one name — Esquire Financial Holdings, Inc. While the stock traded down in tandem with the industry, Esquire doesn’t share the negative characteristics of the banks that ran into trouble. And we believe in Esquire’s ability to weather the storm.

Holdings in the information-technology, consumer-discretionary and industrials sectors were the Fund’s primary sources of strength, both in absolute terms and relative to the benchmark. Moreover, our holdings performed better than the benchmark’s positions in every sector in which the Fund was invested.

The Fund’s top contributor to performance during the quarter was Napco Security Technologies, Inc. The company makes electronic security devices, fire-detection products, access-control systems, and digital lock equipment for residential, commercial and industrial installations. Napco has been enjoying strong results across its business lines and has been expanding profit margins due to progress in moving its operating model from one based on infrequent hardware purchases (with occasional maintenance and upgrades) to another based on recurring purchases that ensure ongoing functionality. While competitors were hurt by supply-chain difficulties stemming from overreliance on Chinese manufacturing, Napco was able to stay nimble by having less exposure to China and by maintaining a supply of components from a production base in the Dominican Republic.

Transcat, Inc. also contributed to Fund performance. Transcat provides calibration and laboratory-instrument services. We’ve owned the stock since 2018, and we like the fact that Transcat has posted steady organic growth and has complemented this growth with strategic acquisitions. We also see opportunities for Transcat to improve gross margins.

The biggest detractor from Fund performance for the quarter was Silk Road Medical, Inc., which provides implantable devices to treat blockages in the carotid artery that increase risk of a stroke. Although Silk Road posted a narrower-than-expected loss in its most recently reported quarter, the stock sold off after management offered no guidance as to future earnings. On the plus side, Silk Road’s revenues rose 42% compared to the same quarter a year ago on the back of increased adoption of the company’s Transcarotid Artery Revascularization (TCAR) procedure. In our view, Silk Road’s scalable business model, effective sales force and large cash position should provide the company with an ample runway to profitability.

Purple Innovation, Inc. also detracted from Fund performance. Purple produces and markets mattresses, pillows, sheets and other products. The company’s injection-molded GelFlex Grid is made from a proprietary polymer and provides cushioned comfort while maintaining support. The mattress industry has been facing a poor environment in terms of units shipped, which has weighed on Purple’s stock price. But the company is working on a new merchandising approach and is looking to cut costs where it makes sense to do so. If the new approach is successful, we expect revenues and earnings to improve.

OUTLOOK

With the recent bank failures, we think the scales have now tipped the economy toward recession. Vulnerable consumers and certain segments of the economy are already feeling the initial effects of a broader slowdown.

Uncertainty over inflation and interest rates, the potential for more problems in the banking industry and the increased likelihood of recession may not seem to create a favorable environment for investing. But at Wasatch, we think we do some of our best work amid market volatility. And we’re continuing to vet our current holdings as we search for other high-quality companies in which to invest. As always, we prioritize solid business models, top-tier management teams, increasing market share, significant returns on capital and relatively low debt. When we can find companies with these characteristics and their stock prices are on sale, we’re especially excited about the possibility of outsized returns.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

Name	Six Months (Not annualized)	1 Year	5 Years	10 Years

Micro Cap (WMICX) — Investor	8.22%	-18.55%	9.59%	12.16%

Micro Cap (WGICX) — Institutional	8.22%	-18.55%	9.60%	12.16%

Russell Microcap® Growth Index	3.48%	-17.98%	0.95%	5.82%

Russell Microcap® Index	1.76%	-17.93%	2.96%	7.27%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are Investor Class: 1.66% / Institutional Class: 1.59%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Heritage-Crystal Clean, Inc.	3.1%

Transcat, Inc.	3.0%

Addus HomeCare Corp.	3.0%

Kadant, Inc.	2.8%

UFP Technologies, Inc.	2.8%

Company	% of Net Assets

Helios Technologies, Inc.	2.6%

Napco Security Technologies, Inc.	2.6%

Agilysys, Inc.	2.4%

Esquire Financial Holdings, Inc.	2.4%

ICF International, Inc.	2.4%

*

As of March 31, 2023, there were 75 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow and Thomas Bradley.

Brian Bythrow, CFA Lead Portfolio Manager	Thomas Bradley Associate Portfolio Manager	OVERVIEW During the first quarter of 2023, the Wasatch Micro Cap Value Fund — Investor Class gained 4.04% and handily outperformed the benchmark

Russell Microcap® Index, which fell -2.83%.

After strong returns in January, micro-caps sold off in February due to jitters regarding overheated economic activity, stubbornly elevated inflation and persistently rising interest rates. In March, market volatility was exacerbated by failures of three regional banks in the U.S. and troubles at Credit Suisse Group AG, which was forced into a sale by the Swiss government. But by the end of the first quarter, micro-caps had made up some of their lost ground.

DETAILS OF THE QUARTER

The Fund outperformed its benchmark in the first quarter helped by our stock selections in the financials, health-care and consumer-discretionary sectors — and our overweighted allocations to industrials and information technology. From a country perspective, the bulk of the Fund’s outperformance was delivered by our U.S. holdings. Our investments in the United Kingdom, France and Germany were also positive. We continue to like our positions in non-U.S. companies for their attractive valuations, diversification benefits, and status as likely beneficiaries of potentially lower energy prices and a weaker dollar.

Skyline Champion Corp. was the top contributor to Fund performance during the first quarter. The company is one of the largest homebuilders in North America, specializing in modular homes for the single-family, multi-family and hospitality segments as well as accessory dwelling units and park-model recreational vehicles. Skyline delivered earnings and revenues that topped consensus estimates. We think the company looks attractive on a valuation basis. And when the current cycle of hiking interest rates ends, that could mark the beginning of a favorable period for the housing sector. As a result, we’re maintaining our position at a large weight.

Another meaningful contributor was Impinj, Inc. The company, a pioneer in helping develop the “Internet of Things,” provides an infrastructure by which everyday things — such as car parts and even shipping containers — communicate over the internet. Impinj offers a wireless inventory management and tracking platform for customers in retail, manufacturing, health care and other areas. Tiny radio-frequency identification (RFID) chips are used to connect, count and track individual items. Impinj is heavily reliant on computer chips — which were in short supply during the post-pandemic rebound — and today’s slowing economy helps reduce the former supply-and-demand imbalance, benefiting the company’s profitability. The stock rose after Impinj announced a positive earnings surprise. While we maintain a significant position, we sold some of our shares to reduce our risk in the name.

Aris Water Solutions, Inc. was the greatest detractor from Fund performance during the first quarter. Aris is an oilfield-services company that manages the water supplies used in energy exploration and production (E&P). The company’s recent pipeline investments allow E&P businesses to increase the amount of water that can be recycled, which significantly lowers costs for its customers. In Texas, for example, water use is one of the greatest expenses incurred for drilling activities. We think investors were disappointed by poor operating results stemming from bad weather that prevented crews from making expected pipeline connections. For our part, we don’t think these short-term challenges will materially impact Aris’s long-term results.

Another significant detractor was AgileThought, Inc., which provides end-to-end digital transformation services to Fortune 1000 customers in a diverse group of industries. The company’s services include consulting, data management and automation, custom software development and cloud computing. We think the stock was down due to investors’ nervousness about the company’s plan to raise capital and management’s forecast for growth that was a bit lower than investors — including ourselves — had expected.

OUTLOOK

The economy and stock market continue to face a number of headwinds. As 2023 has unfolded, investors are experiencing significant uncertainty regarding the robustness of economic activity and the direction of inflation and interest rates. Moreover, given the recent banking crisis, there’s concern that credit conditions could become tighter. And investors have been left guessing as to when the federal-funds rate, which is controlled by the Federal Reserve, will peak.

Our expectation is that the U.S. will enter recession before the end of the year. And we believe the Fund is well-positioned for that outcome. But irrespective of how the broad economy performs, we’re optimistic regarding our companies. As always, our focus is on building a diversified portfolio of attractively priced companies that exhibit good visibility into operating performance, strong earnings momentum and the ability to thrive and increase market share across economic cycles. This approach has served shareholders well over time, and we believe it will continue to do so.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Micro Cap Value (WAMVX) — Investor	10.75%	-13.45%	9.77%	11.64%

Micro Cap Value (WGMVX) — Institutional	10.68%	-13.37%	9.88%	11.69%

Russell Microcap® Index	1.76%	-17.93%	2.96%	7.27%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are Investor Class: 1.70% / Institutional Class — Gross: 1.63%, Net: 1.60%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Skyline Champion Corp.	3.3%

Impinj, Inc.	3.0%

Esquire Financial Holdings, Inc.	2.3%

Construction Partners, Inc., Class A	2.0%

ICF International, Inc.	2.0%

Company	% of Net Assets

Napco Security Technologies, Inc.	2.0%

Sterling Infrastructure, Inc.	1.9%

Viemed Healthcare, Inc.	1.9%

EZCORP, Inc., Class A	1.9%

JDC Group AG	1.8%

*

As of March 31, 2023, there were 87 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

The first quarter of 2023 was positive for stocks of small U.S. growth companies. The Wasatch Small Cap Growth Fund — Investor Class increased 7.47%, outgaining the benchmark Russell 2000® Growth Index, which rose 6.07%. The broader Russell 2000 Index of small-cap stocks added 2.74%.

Following 2022’s market weakness, which was driven by macro forces that indiscriminately punished most stocks (excluding energy names), it was a welcome reversal to see company fundamentals drive stock prices during the first quarter. But in March, failures of three regional U.S. banks and the government-brokered sale of troubled Swiss firm Credit Suisse Group AG dragged down bank stocks and rattled investors.

Hopes that the banking crisis would push the Federal Reserve closer to the end of its tightening cycle appeared to outweigh concerns about fallout to the general economy. Investors also seemed to gain confidence that regulators’ efforts to contain the crisis had warded off contagion within the banking system.

DETAILS OF THE QUARTER

The consumer-discretionary sector was the Fund’s biggest source of outperformance during the quarter. Conversely, health care was the Fund’s primary source of weakness.

The strongest contributor to Fund performance was Nova Ltd. The company is a key provider of process-control systems used to manufacture semiconductor chips. Nova’s stock price rose throughout the quarter amid signs that the semiconductor cycle may be bottoming. Rather than try to pinpoint the cycle’s exact turning point, we bought additional shares of Nova for the Fund last year while investors fearful of recession were selling the stock down to attractive valuations. We were more than happy to take the other side of that trade, given our long investment horizon and strong conviction that Nova is a high-quality business. Also, the semiconductor industry is of strategic importance to the U.S., and the need to build additional capacity is a meaningful tailwind for the company in our view.

Focus Financial Partners, Inc. was also a contributor. Focus is a leading partnership of independent, fiduciary wealth-management firms. The company’s stock price jumped in February after Focus announced it was in talks to sell itself to a private-equity firm. Later that month, Focus entered into a definitive agreement to be acquired in an all-cash deal expected to close in the third quarter of 2023. We liquidated our position to lock in gains.

The greatest detractor from Fund performance was Pinnacle Financial Partners, Inc., the bank holding company for Pinnacle Bank. Although Pinnacle’s stock declined in sympathy with other bank stocks during March, we believe its strong fundamentals set it apart from the failed banks. Pinnacle follows a conventional banking model, with a well-diversified customer base, appropriate levels of loans and deposits, and a small securities portfolio. Despite liquidity pressures at a number of other banks, our research found no significant uptick in withdrawals at Pinnacle. We believe Pinnacle is a well-managed bank serving a geographical area with a healthy real-estate market, favorable demographics and above-average economic growth.

Silk Road Medical, Inc. also detracted. The company provides implantable devices to treat blockages in the carotid artery that put patients at risk of a stroke. Although Silk Road posted a narrower-than-expected loss in its most recently reported quarter, the stock sold off after management offered no guidance as to future earnings. On the plus side, revenues rose 42% on the back of increased adoption of the company’s Transcarotid Artery Revascularization (TCAR) procedure. In our view, Silk Road’s scalable business model, effective sales force and large cash position should give the company an ample runway to profitability.

OUTLOOK

The Wasatch investment approach seeks high-quality companies with solid business models, strong cash flows and healthy balance sheets. As a result, our companies are unlikely to run out of money when business conditions get tough. Their competitors, meanwhile, might scramble to arrange new sources of funding in the wake of Silicon Valley Bank’s collapse and more banking restrictions.

A tighter funding environment means there will likely be fewer start-ups for a while. As investors in technology-driven industries, we’re always concerned about innovations that could get funded and disrupt the business models of the companies we own. It appears some of this risk just got taken off the table, at least for now.

We think our focus on businesses with strong fundamentals may be as important now as ever. While no one wants to see bank runs, financial instability or economic turmoil, we believe the Fund’s portfolio of high-quality companies is well-positioned to weather potential storms.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Small Cap Growth (WAAEX) — Investor	9.93%	-21.55%	7.63%	9.33%

Small Cap Growth (WIAEX) — Institutional	9.97%	-21.45%	7.75%	9.43%

Russell 2000® Growth Index	10.46%	-10.60%	4.26%	8.49%

Russell 2000® Index	9.14%	-11.61%	4.71%	8.04%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.15% / Institutional Class — Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Ensign Group, Inc.	4.3%

Nova Ltd.	3.9%

Medpace Holdings, Inc.	3.5%

HealthEquity, Inc.	3.4%

RBC Bearings, Inc.	3.3%

Company	% of Net Assets

BellRing Brands, Inc.	3.2%

CyberArk Software Ltd.	3.2%

Fox Factory Holding Corp.	3.2%

Five Below, Inc.	3.1%

SiteOne Landscape Supply, Inc.	3.1%

*As

of March 31, 2023, there were 63 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.
†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins and Austin Bone.

Jim Larkins Lead Portfolio Manager	Austin Bone Portfolio Manager	OVERVIEW The market environment shifted considerably during the first quarter of 2023, weighing on the returns of small-cap stocks. Equities per- formed well in the early part of the period on hopes that the U.S. Federal Reserve (Fed) was nearing the end of its long series of interest-rate hikes. Coming at a time in which growth remained positive, the Fed’s apparent shift fostered optimism that the economy would experience a “soft landing.” The outlook changed in March, however, when the failure of some important U.S. banks raised fears about the health of the broader regional-banking group. Small-cap stocks, which are more sensitive to economic trends and more reliant on outside funding than larger companies, fell sharply on the news and finished the quarter behind their large-cap peers.

The Wasatch Small Cap Value Fund — Investor Class gained 5.58% during the quarter and comfortably outpaced the -0.66% loss of its benchmark, the Russell 2000® Value Index. This is consistent with our results over time, which have been highlighted by a tendency to outperform in down markets. We believe our ongoing focus on higher-quality companies — those with solid balance sheets, recurring revenues and healthy competitive positions — has been a key driver of the Fund’s outperformance of its benchmark both in the first quarter and over the longer term, as well.

DETAILS OF THE QUARTER

We steadily upgraded overall portfolio quality throughout 2022 in anticipation of a more challenging investment backdrop. This approach paid off in the first quarter as volatile, uncertain market conditions prompted investors to rotate away from more speculative, momentum-driven stocks toward those with stronger fundamentals.

In terms of individual positions, diversified industrial company Kadant, Inc. was a leading contributor for the quarter. We view the company as a high-quality operator with a strong balance sheet and the ability to outperform through a wide range of economic conditions. These traits held the stock in good stead and enabled it to finish among the many portfolio holdings that produced a double-digit gain.

Housing-related stocks also performed well on positive supply-and-demand trends and hope that interest rates have hit their peak for this cycle. This led to sizable gains for homebuilders Skyline Champion Corp. and LGI Homes, Inc.

On the negative side, our three largest detractors were bank stocks: Bank OZK, Hancock Whitney Corp. and

ServisFirst Bancshares, Inc. Although all continued to exhibit sound fundamentals, their shares were pressured by larger concerns about the industry. We would note, however, that the Fund’s bank stocks were down less than their benchmark counterparts, and our weighting in banks is well below that of the Index. We also benefited from the relatively good performance in our non-bank financials.

Given that bank stocks make up over 18% of the Russell 2000 Value Index, even bottom-up investors like Wasatch are focused on the banking industry. Currently, liquidity and deposit stability are the primary concerns when evaluating individual banks. We’re assessing these risks by looking at the balances our bank holdings have in securities they intend to hold to maturity, and analyzing both the percentage of uninsured deposits and the nature of their deposits. Ultimately, we believe the risk associated with the creditworthiness of borrowers will have the largest influence on the long-run success of our bank investments. This gives us confidence that our investments in this area should be well-positioned for healthy performance relative to the banking industry as a whole. We therefore kept all our current bank holdings and added one additional investment in Pinnacle Financial Partners, Inc., a bank the Fund owned previously. This slightly increased our overall weighting in banks, but we maintained an underweight position in the industry relative to the benchmark.

OUTLOOK

The Fed appeared to be in a challenging position following the events of the first quarter. On one hand, it faced the need to continue raising rates in order to dampen persistently high inflation. On the other, it had to consider the impact tighter policy would have on the overall financial system. In addition, the banking crisis reduced the odds of a soft landing for the economy and increased the likelihood of a recession.

Our approach to this uncertainty is not to attempt to predict the direction of the economy, but rather to position the Fund to perform well in any environment. As always, we seek to achieve this by staying focused on quality, especially at the balance-sheet level, as well as by maintaining a balance between value versus growth, and offense versus defense. We believe this approach will hold the Fund in good stead as the macroeconomic picture sorts itself out in the months ahead.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Small Cap Value (WMCVX) — Investor	16.43%	-8.11%	6.00%	9.67%

Small Cap Value (WICVX) — Institutional	16.54%	-8.03%	6.13%	9.81%

Russell 2000® Value Index	7.70%	-12.96%	4.55%	7.22%

Russell 2000® Index	9.14%	-11.61%	4.71%	8.04%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.16% / Institutional Class — Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kadant, Inc.	4.2%

Ensign Group, Inc.	3.9%

Skyline Champion Corp.	3.3%

Innospec, Inc.	3.1%

Hamilton Lane, Inc., Class A	3.0%

Company	% of Net Assets

Nova Ltd.	2.8%

Euronet Worldwide, Inc.	2.7%

Valvoline, Inc.	2.7%

Moelis & Co., Class A	2.6%

Grand Canyon Education, Inc.	2.6%

*

As of March 31, 2023, there were 65 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

The benchmark Russell 2000® Growth Index rose 6.07% for the first quarter of 2023, trimming early gains amid growing uncertainty about the future paths of interest rates and the U.S. economy. The Wasatch Ultra Growth Fund — Investor Class returned 6.87% and outperformed the benchmark.

Failures of three regional banks in the U.S. and the hastily arranged government-brokered sale of troubled Swiss firm Credit Suisse Group AG rattled financial markets. Equities weathered the turmoil well, with investors seemingly optimistic that the crisis would push the U.S. Federal Reserve closer to the end of its tightening cycle.

DETAILS OF THE QUARTER

Despite turbulence in the banking industry, financials were a source of outperformance in the Fund during the quarter. We believe the well-diversified deposit bases and healthy balance sheets of the Fund’s two banks set them apart from the ones making headlines. Although our bank stocks declined in sympathy with other banks, they currently represent only about 3% of total Fund assets. Moreover, strong returns from our insurance and capital-markets stocks drove a solid overall gain in the Fund’s financials.

Consumer discretionary and information technology (IT) were the Fund’s other primary sources of strength. We believe our holdings in these sectors are positioned well to navigate inflationary and recessionary environments. In the IT sector, several of our holdings benefited from the recent boom in artificial intelligence (AI), which has triggered an upswell of positive sentiment toward the semiconductor industry.

Health care was the Fund’s largest source of weakness during the quarter. The collapse of Silicon Valley Bank in California bruised sentiment toward biotechnology stocks. Investors worried that the bank’s downfall may hamper funding for biotechs and start-ups in general. Nevertheless, we believe the best science and technology ideas will attract funding.

The Fund’s strongest contributor during the quarter was Floor & Decor Holdings, Inc. A multi-channel specialty retailer of hard-surface flooring, Floor & Decor has become a “category killer” among the big-box home centers. The company cuts out middlemen and buys in large quantities, offering a wider selection of merchandise at lower prices than many competitors. Floor & Decor’s expanding retail footprint, strong cash flows and solid balance sheet enable the company to self-fund its growth.

Another top contributor was PDF Solutions, Inc., which provides technologies for designing and manufacturing integrated-circuit chips. The company’s stock price soared to record highs in February after quarterly revenues and earnings beat Wall Street estimates. Factors boding well for PDF include its growing backlog and emerging Design-for-Inspection System, a technology that seeks to change the current paradigm of visual chip inspection.

Silk Road Medical, Inc. was the largest individual detractor. The company provides implantable devices to treat carotid-artery blockages. Although Silk Road posted a narrower-than-expected loss in its most recently reported quarter, the stock sold off after management offered no guidance as to future earnings. On the plus side, revenues rose 42% compared to the same quarter a year ago on the back of increased adoption of the company’s Transcarotid Artery Revascularization (TCAR) procedure. In our view, Silk Road’s scalable business model, effective sales force and large cash position should provide the company with an ample runway to profitability.

Esperion Therapeutics, Inc. was another significant detractor. Esperion’s stock fell following data from a cardiovascular outcomes trial of its cholesterol-lowering drug Nexletol®. Shares fell again on news that Esperion’s partner in the drug was disputing a milestone payment tied to the study’s results. However, our research suggests the trial exceeded clinical expectations of many doctors. We expect the dispute to settle out of court and believe the cardiovascular outcomes trial will lead to considerable expansion of Nexletol’s label in the U.S. and Europe.

OUTLOOK

Banking regulations are expected to get tighter. This will almost certainly make borrowing more expensive for companies that can’t self-fund their growth. The banking crisis has already reduced lending activity and has likely increased the probability that the U.S. economy will enter recession.

We don’t see any easy answers — either for banks or for the U.S. economy as a whole. Though we like the banks the Fund currently owns, the banking industry isn’t one in which we’re seeking new candidates for investment.

The Fund remains overweighted in health care, which we believe can do well in just about any macro environment. We’re also overweighted in the semiconductor industry, where we expect machine learning to create unprecedented computing demand. Our software companies largely derive revenues from recurring contracts that consistently generate cash. And we believe depressed valuations in the biotechnology industry offer some attractive opportunities.

Our focus on strong cash flows and healthy balance sheets has taken on added importance as interest rates have risen. We think businesses that can grow or become profitable without borrowing or issuing new stock should enjoy significant competitive advantages.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Ultra Growth (WAMCX) — Investor	8.25%	-22.66%	10.77%	12.89%

Ultra Growth (WGMCX) — Institutional	8.34%	-22.53%	10.85%	12.93%

Russell 2000® Growth Index	10.46%	-10.60%	4.26%	8.49%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are Investor Class: 1.18% / Institutional Class — Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Freshpet, Inc.	3.7%

Intra-Cellular Therapies, Inc.	3.7%

Floor & Decor Holdings, Inc., Class A	3.6%

Inspire Medical Systems, Inc.	3.5%

Five Below, Inc.	3.1%

Company	% of Net Assets

Five9, Inc.	2.9%

Paylocity Holding Corp.	2.9%

Monolithic Power Systems, Inc.	2.8%

Balchem Corp.	2.8%

Nova Ltd.	2.7%

*

As of March 31, 2023, there were 71 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch U.S. Select Fund (WAUSX / WGUSX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch U.S. Select Fund is managed by a team of Wasatch portfolio managers led by Mike Valentine, Paul Lambert, Austin Bone and Mick Rasmussen.

Mike Valentine Portfolio Manager Austin Bone Portfolio Manager	Paul Lambert Portfolio Manager Mick Rasmussen Portfolio Manager

OVERVIEW

Stocks started 2023 on an upswing, but in March, failures of three regional banks in the U.S. and the government-brokered sale of troubled Swiss firm Credit Suisse Group AG dragged down bank stocks and rattled investors.

The broad U.S. equity market weathered the

turmoil well as stocks rallied into the end of the first quarter. Hopes that the crisis would push the Federal Reserve closer to the end of its tightening cycle appeared to outweigh concerns about fallout to the general economy.

The Wasatch U.S. Select Fund — Investor Class gained 11.66% in the first quarter but underperformed its benchmark, the Russell 3000® Growth Index, which was up 13.85%.

DETAILS OF THE QUARTER

Bank OZK, colloquially known as “Bank of the Ozarks,” was the largest detractor from Fund performance during the period. The bank saw its stock price decline in sympathy with other bank stocks during March, but we believe the strong fundamentals of Bank OZK set it apart from the ones making headlines in the press.

Bank OZK follows conventional banking models, with a well-diversified customer base, appropriate levels of loans and deposits and a small securities portfolio. Despite liquidity pressures at a number of other banks, our research found no significant uptick in withdrawals at Bank OZK. Moreover, we believe it is a well-managed bank serving geographical areas with healthy real-estate markets, favorable demographics and above-average economic growth.

HealthEquity, Inc. also detracted from Fund performance. The company is the largest U.S. non-bank custodian for health-savings accounts (HSAs). Account holders have online access to their tax-advantaged HSAs and can compare treatment options, pay medical bills, earn wellness incentives, and receive personalized benefit and clinical information. While the stock drifted lower, fundamentals for HealthEquity remain strong. The company continues to experience strong HSA account growth and asset growth for its platform, and we anticipate significant long-term growth for the company as more employers offer HSAs.

The top contributor to Fund performance during the quarter was MarketAxess Holdings, Inc. The company operates an electronic trading platform that we believe is pivotal in delivering efficiency, liquidity and cost savings to investors trading in fixed-income markets. The stock appreciated after the company released fourth-quarter earnings growth that exceeded consensus estimates. Looking ahead, our thesis on the company remains on track. MarketAxess is gaining share in the global fixed-income trading market, and we like the revenue potential of some of its new offerings that help clients optimize trading and market data.

ANSYS, Inc. was another top contributor. The engineering simulator software company reported fourth-quarter 2022 operating results that helped confirm its ability to grow revenue, even as some industrial customers experience a cyclical slowdown. Going forward, we expect increased demand for engineering simulator software. We also believe ANSYS’s scale gives it a competitive advantage, allowing it to continually refine solutions and build new features that add value for customers. We also like that ANSYS’s business model is relatively sticky. The software becomes deeply embedded in clients’ business workflows, making it likely that ANSYS will gain incremental research and development spending from those clients.

OUTLOOK

While the collapse of Silicon Valley Bank was a source of volatility for markets, we’re beginning to see some silver linings as it pertains to our own holdings. The bank’s failure will likely make it more difficult for small firms in biotechnology, software, and other tech-driven industries to get the money they need to launch and grow their businesses. What does this mean for the companies owned in the Fund? Weaker competition and fewer rivals, mostly.

The Wasatch investment approach seeks high-quality companies with solid business models, strong cash flows and healthy balance sheets. Therefore, our companies are unlikely to run out of money when business conditions get tough. This is a key advantage in the current environment when stock prices are down and interest rates are elevated. While their competitors scramble, our companies can use their cash to make acquisitions, hire talent, invest in their businesses and take market share. The long-term competitive advantages gained from these actions can be substantial.

We think our focus on businesses with strong fundamentals may be as important now as ever. While no one wants to see bank runs, financial instability or economic turmoil, we believe the Fund’s portfolio of high-quality companies is well-positioned to weather potential storms.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch U.S. Select Fund (WAUSX / WGUSX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	Since Inception 6/13/2022

U.S. Select Fund (WAUSX) — Investor	20.94%	17.80%

U.S. Select Fund (WGUSX) — Institutional	21.17%	17.90%

Russell 3000® Growth Index	16.49%	15.47%

Russell Midcap® Growth Index	16.67%	18.41%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch U.S. Select Fund are Investor Class—Gross: 11.81%, Net: 1.01% / Institutional Class — Gross: 10.54%, Net: 0.86%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

AMETEK, Inc.	4.5%

Roper Technologies, Inc.	4.3%

Amphenol Corp., Class A	4.3%

Ensign Group, Inc.	4.1%

HEICO Corp., Class A	4.1%

Company	% of Net Assets

Copart, Inc.	4.1%

Balchem Corp.	3.7%

HealthEquity, Inc.	3.6%

ANSYS, Inc.	3.6%

Valvoline, Inc.	3.3%

*

As of March 31, 2023, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: June 13, 2022. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2023 (Unaudited)

Management Discussion

The Wasatch-Hoisington U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (HIMCo).

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

DETAILS OF THE QUARTER

After reaching a high yield of 4.42% in October of 2022, the long-term U.S. Treasury bond market continued to rally in the first quarter of 2023. The Wasatch-Hoisington U.S. Treasury Fund, which is invested in long-dated U.S. Treasury securities (bonds with maturities longer than 20 years), returned 6.20% for the first quarter versus 2.96% for the Bloomberg US Aggregate Bond Index. Thirty-year Treasury bond yields closed at 3.69% at the end of March, down from 3.95% at the end of 2022.

Volatility was high as the Treasury bond market was buffeted by positive and negative considerations. On the favorable side, all key measures of inflation continued to recede even though the core consumer inflation rate remained above the U.S. Federal Reserve’s (Fed’s) target. Also supportive were signs of recession in both the manufacturing and high-tech sectors, and financial problems in the banking and commercial real-estate sectors, as well as poor economic conditions in most major foreign economies except for China. But even China’s rebound from the end of Covid restrictions appeared to have moderated late in the first quarter. Working against the market were two hikes in the federal-funds rate and continued growth in the service sector.

OVERVIEW

Historically, excessive monetary policies initiate two processes — inflation and excessive risk taking that become an integral part of the financial cycle. This historical pattern is evident in the Fed’s response to the pandemic. In 2020 and 2021, the Fed engineered a monetary acceleration that is unprecedented in modern times. Then, in 2021 and 2022, rampant price increases (inflation) resulted in the worst cost-of-living crisis the U.S. economy had seen in 42 years, heavily damaging the standard of living of modest- and moderate-income households. To subdue inflation running far above its target, Fed actions then caused an unprecedented monetary contraction, which has, in turn, begun to increase the potential for significant failure among the reckless ventures originated from 2020 to early 2022.

The risk of a recession continues to rise, although the economy grew in the first quarter of 2023. The Fed’s interest-rate increases have neutralized the inflationary impact of the fastest modern-era money growth, which occurred in 2020–2021. Other deposit liabilities (ODL) in real terms registered a double-digit decline in the 12 months ended March 31, 2023, with the 24-month change at a negative -5%. Over the past 12 months, real bank credit had declined even before the recent and highly visible bank failures and is now unchanged for the past 24 months. Although monthly data is not available before World War II, the decline in money in each of the past 12 months is undoubtedly the sharpest since 1934.

Two considerations suggest that the rise in the velocity of money in 2022 and the first quarter of this year, which has thus far interfered with the Fed’s efforts to contain inflation, will reverse. By formula and statistical estimation, velocity lags the business cycle. Since V equals gross domestic product (GDP) (a coincident variable) divided by money (a leading variable), V must definitionally lag. Econometrically, velocity is determined by the marginal revenue product of debt and the loan-to-deposit (LD) ratio, both of which are lagging indicators. The econometrics would be highly questionable if V were determined by leading indicators.

With $10 trillion of total U.S. debt being rolled over this year and an equivalent amount in 2024, the marginal revenue product of debt is set to decline late this year and in 2024. Allocating cash flow from debt-funded projects to interest payments is the least productive use of these resources. While the LD ratio rose in the first quarter and last year as well, this also is a lagging variable with its trough an average of 47 months after its recessionary peak. Under the weight of faltering business conditions, loans will follow and so will the LD ratio. When velocity turns down, monetary policy will have very little capability to stimulate economic activity. The well-known “pushing on a string” predicament will be totally insufficient to describe the situation that lies ahead.

Accordingly, with low or declining economic activity, the inflation rate will most likely continue to recede. Further progress will be made in terms of moving consumer inflation into the Fed’s target zone in 2024. The financial cycle leads the GDP cycle with the price/labor cycle trailing both. This historical pattern indicates that this year’s decline in long-term Treasury bond yields will continue.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2023 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

U.S. Treasury	4.10%	-20.55%	-1.24%	1.08%

Bloomberg US Aggregate Bond Index	4.89%	-4.78%	0.91%	1.36%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.67%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 1.250%	5/15/2050	23.8%

U.S. Treasury Bond, 1.375%	8/15/2050	22.3%

U.S. Treasury Bond, 1.875%	11/15/2051	16.7%

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.250%	8/15/2046	14.9%

U.S. Treasury Bond, 3.000%	8/15/2048	14.3%

U.S. Treasury Bond, 2.500%	2/15/2045	6.4%

*

As of March 31, 2023, there were 6 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Funds Management Discussions	MARCH 31, 2023 (Unaudited)

DEFINITIONS OF FINANCIAL TERMS

Alpha is a risk-adjusted measure of the so-called “excess return” on an investment. It is a common measure of assessing an active manager’s performance as it is the return in excess of a benchmark index or “risk-free” investment. The difference between the fair and actually expected rates of return on a stock is called the stock’s alpha.

CFA® stands for Chartered Financial Analyst and is a trademark owned by the CFA Institute.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

Diversification is a strategy that mixes a variety of investments within a portfolio in an attempt to reduce risk. Diversification does not eliminate the risk of experiencing investment losses.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Free cash flow is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures. It is the cash a company generates after spending the money required to maintain or expand its asset base.

The federal-funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

The loan-to-deposit (LD) ratio is used to assess a bank’s liquidity by comparing the bank’s total loans to its total deposits for the same period. If the ratio is too high, the bank may not have enough liquidity to cover unforeseen fund requirements. If the ratio is too low, the bank may not be earning as much as it could.

The marginal revenue product of debt (MRPD) is the ratio of GDP to debt.

M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

Other deposit liabilities (ODL) equal M2 minus currency in circulation and money market mutual fund shares.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

“Risk-on” is when investors are seeking the potentially higher returns of riskier assets and put money back in the market willing to risk the money, thus risk on.

Valuation is the process of determining the current worth of an asset or company.

The velocity of money (V) is the rate at which money circulates, changes hands or turns over in an economy.

INDEX DESCRIPTIONS AND DISCLOSURES

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The FTSE U.S. 3-Month Treasury Bill Index measures monthly return equivalents of yield averages not marked to market. The 3-Month Treasury Bill indexes consist of the last three 3-month Treasury bill issues.

The MSCI AC (All Country) World Index captures large- and mid-cap representation across 23 developed-market and 24 emerging-market countries.

The MSCI AC (All Country) World ex USA Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Mid Cap Growth Index is an unmanaged index capturing mid-cap securities exhibiting growth style characteristics across developed and emerging countries.

The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed-market countries and 24 emerging-market countries.

The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The index covers about 85% of this China equity universe. Currently, the index includes large-cap A and mid-cap A shares represented at 20% of their free float adjusted market capitalization.

The MSCI EAFE Index is an unmanaged index and includes reinvestment of all dividends of issuers located in 21 developed-market countries, excluding the U.S. and Canada.

Wasatch Funds Management Discussions	MARCH 31, 2023 (Unaudited)

INDEX DESCRIPTIONS AND DISCLOSURES (continued)

This index is a free float adjusted market capitalization index designed to measure the performance of mid-cap and large-cap securities.

The MSCI EAFE Mid Cap Growth Index is an unmanaged index capturing mid-cap securities exhibiting growth style characteristics across developed markets around the world, excluding the U.S. and Canada.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging-market countries.

The MSCI Emerging Markets Mid Cap Growth Index measures the equity market performance of mid-cap securities exhibiting growth style characteristics in emerging-market countries.

The MSCI Emerging Markets Small Cap Index captures small-cap representation across 24 emerging-market countries.

The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float adjusted market capitalization indexes designed to measure equity market performance in the global frontier and emerging markets.

The MSCI India Investable Market Index (IMI) covers all investable large-, mid- and small-cap securities across India, targeting approximately 99% of the Indian market’s free float adjusted market capitalization.

The MSCI World ex USA Small Cap Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000

Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index is a market-cap weighted index that includes the smallest 2,500 small- and mid-cap stocks covered in the broad-based Russell 3000 Index of U.S.-based listed equities.

The Russell 3000 Index is an unmanaged total return index of the largest 3,000 U.S. companies based on total market capitalization.

The Russell 3000 Growth Index measures the performance of Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is constructed to provide a barometer of the broad growth market.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization.

The Russell Microcap Growth Index is an unmanaged total return index measuring the performance of the micro-cap growth segment of the U.S. equity market.

The Russell Midcap Index is an unmanaged total return index of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Pertaining to the use of Russell information. The Wasatch Funds have been developed solely by Wasatch Global Investors. The Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell Indexes used in these materials vest in the relevant LSE Group company which owns the Index. “Russell ®” is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. TMX® is a trademark of TSX, Inc. and used by the LSE Group under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the indexes or (b) investment in or operation of the Wasatch Funds or the suitability of these indexes for the purpose to which they are being put by Wasatch Global Investors.

Indexes are unmanaged. Investors cannot invest directly in these or any indexes.

Wasatch Funds

Operating Expenses

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2022	End of Period March 31, 2023
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,161.70	$6.47	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,162.40	$5.71	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.65	$5.34	1.06%
Emerging India Fund — Investor Class
Actual	$1,000.00	$909.60	$7.47	1.57%
Hypothetical (5% before expenses)	$1,000.00	$1,017.10	$7.90	1.57%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$910.70	$6.72	1.41%
Hypothetical (5% before expenses)	$1,000.00	$1,017.90	$7.09	1.41%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,149.20	$7.45	1.39%
Hypothetical (5% before expenses)	$1,000.00	$1,018.00	$6.99	1.39%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,150.10	$6.16	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,123.90	$10.48	1.98%
Hypothetical (5% before expenses)	$1,000.00	$1,015.06	$9.95	1.98%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,122.40	$9.68	1.83%
Hypothetical (5% before expenses)	$1,000.00	$1,015.81	$9.20	1.83%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$1,126.50	$11.45	2.16%
Hypothetical (5% before expenses)	$1,000.00	$1,014.16	$10.85	2.16%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$1,133.10	$10.42	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.16	$9.85	1.96%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,115.60	$8.18	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.20	$7.80	1.55%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,117.50	$7.18	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$6.84	1.36%
Global Select Fund — Investor Class
Actual	$1,000.00	$1,183.70	$7.40	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$6.84	1.36%
Global Select Fund — Institutional Class
Actual	$1,000.00	$1,184.80	$5.23	0.96%
Hypothetical (5% before expenses)	$1,000.00	$1,020.14	$4.84	0.96%
Global Value Fund — Investor Class
Actual	$1,000.00	$1,174.30	$5.96	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Global Value Fund — Institutional Class
Actual	$1,000.00	$1,174.10	$5.15	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Greater China Fund — Investor Class
Actual	$1,000.00	$1,144.70	$8.18	1.53%
Hypothetical (5% before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Greater China Fund — Institutional Class
Actual	$1,000.00	$1,146.60	$6.85	1.28%
Hypothetical (5% before expenses)	$1,000.00	$1,018.55	$6.44	1.28%

MARCH 31, 2023 (Unaudited)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2022	End of Period March 31, 2023
International Growth Fund — Investor Class
Actual	$1,000.00	$1,169.20	$8.11	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,169.80	$7.36	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$6.84	1.36%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,143.40	$10.85	2.03%
Hypothetical (5% before expenses)	$1,000.00	$1,014.81	$10.20	2.03%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,145.10	$10.48	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.16	$9.85	1.96%
International Select Fund — Investor Class
Actual	$1,000.00	$1,216.90	$7.46	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
International Select Fund — Institutional Class
Actual	$1,000.00	$1,219.80	$5.20	0.94%
Hypothetical (5% before expenses)	$1,000.00	$1,020.24	$4.73	0.94%
Long/Short Alpha Fund — Investor Class
Actual	$1,000.00	$1,192.00	$13.61	2.49%
Hypothetical (5% before expenses)	$1,000.00	$1,012.52	$12.49	2.49%
Long/Short Alpha Fund — Institutional Class
Actual	$1,000.00	$1,192.70	$12.03	2.20%
Hypothetical (5% before expenses)	$1,000.00	$1,013.96	$11.05	2.20%
Micro Cap Fund — Investor Class
Actual	$1,000.00	$1,082.20	$8.83	1.70%
Hypothetical (5% before expenses)	$1,000.00	$1,016.45	$8.55	1.70%
Micro Cap Fund — Institutional Class
Actual	$1,000.00	$1,082.20	$8.31	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Micro Cap Value Fund — Investor Class
Actual	$1,000.00	$1,107.50	$9.14	1.74%
Hypothetical (5% before expenses)	$1,000.00	$1,016.26	$8.75	1.74%
Micro Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,106.80	$8.40	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,099.30	$6.18	1.18%
Hypothetical (5% before expenses)	$1,000.00	$1,019.05	$5.94	1.18%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,099.70	$5.50	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,164.30	$6.37	1.18%
Hypothetical (5% before expenses)	$1,000.00	$1,019.05	$5.94	1.18%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,165.40	$5.67	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Ultra Growth Fund — Investor Class
Actual	$1,000.00	$1,082.50	$6.49	1.25%
Hypothetical (5% before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Ultra Growth Fund — Institutional Class
Actual	$1,000.00	$1,083.40	$5.45	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%

Wasatch Funds	MARCH 31, 2023 (Unaudited)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2022	End of Period March 31, 2023
U.S. Select Fund — Investor Class
Actual	$1,000.00	$1,209.40	$5.62	1.02%
Hypothetical (5% before expenses)	$1,000.00	$1,019.85	$5.14	1.02%
U.S. Select Fund — Institutional Class
Actual	$1,000.00	$1,211.70	$4.80	0.87%
Hypothetical (5% before expenses)	$1,000.00	$1,020.59	$4.38	0.87%
U.S. Treasury Fund — Investor Class
Actual	$1,000.00	$1,041.00	$3.56	0.70%
Hypothetical (5% before expenses)	$1,000.00	$1,021.44	$3.53	0.70%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365).

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.0%

	Application Software 9.4%
3,396,834	Clearwater Analytics Holdings, Inc., Class A*	$54,213,471
647,776	Five9, Inc.*	46,827,727
1,119,412	Guidewire Software, Inc.*	91,847,754
317,283	Paylocity Holding Corp.*	63,069,515
1,001,115	Q2 Holdings, Inc.*	24,647,451

		280,605,918

	Asset Management & Custody Banks 4.8%
887,409	Cohen & Steers, Inc.	56,758,680
1,178,472	Hamilton Lane, Inc., Class A	87,183,358

		143,942,038

	Automotive Parts & Equipment 3.7%
545,642	Fox Factory Holding Corp.*	66,224,570
662,010	XPEL, Inc.*	44,983,579

		111,208,149

	Broadline Retail 1.6%
838,743	Ollie’s Bargain Outlet Holdings, Inc.*	48,596,769

	Building Products 3.7%
2,875,607	Janus International Group, Inc.*	28,353,485
1,696,686	Trex Co., Inc.*	82,577,708

		110,931,193

	Cargo Ground Transportation 2.2%
245,120	Saia, Inc.*	66,692,250

	Commodity Chemicals 2.5%
2,170,907	Valvoline, Inc.	75,851,491

	Distillers & Vintners 0.9%
1,687,981	Duckhorn Portfolio, Inc.*	26,838,898

	Distributors 2.5%
216,943	Pool Corp.	74,289,961

	Electronic Equipment & Instruments 2.9%
540,696	Novanta, Inc.*	86,019,327

	Electronic Manufacturing Services 1.8%
442,037	Fabrinet*	52,496,314

	Financial Exchanges & Data 2.8%
303,637	Morningstar, Inc.	61,647,420
2,891,061	Open Lending Corp., Class A*	20,353,069

		82,000,489

	Health Care Facilities 3.4%
1,070,546	Ensign Group, Inc.	102,279,965

	Health Care Supplies 1.9%
3,017,146	Neogen Corp.*	55,877,544

	Home Improvement Retail 1.8%
558,902	Floor & Decor Holdings, Inc., Class A*	54,895,354

Shares		Value

	Homebuilding 1.3%
336,558	Installed Building Products, Inc.	$38,377,709

	Industrial Machinery & Supplies & Components 8.7%
850,316	Helios Technologies, Inc.	55,610,666
481,124	Kadant, Inc.	100,323,977
599,527	Kornit Digital Ltd.*	11,606,843
395,828	RBC Bearings, Inc.*	92,121,050

		259,662,536

	Insurance Brokers 1.0%
594,100	Goosehead Insurance, Inc., Class A*	31,012,020

	Interactive Media & Services 1.2%
2,198,670	ZipRecruiter, Inc., Class A*	35,046,800

	Investment Banking & Brokerage 2.1%
1,642,441	Moelis & Co., Class A	63,135,432

	IT Consulting & Other Services 1.9%
351,449	Globant SA*	57,641,150

	Leisure Products 1.4%
1,026,313	YETI Holdings, Inc.*	41,052,520

	Life Sciences Tools & Services 5.0%
383,540	ICON PLC*	81,920,308
353,854	Medpace Holdings, Inc.*	66,542,245

		148,462,553

	Managed Health Care 3.2%
1,624,929	HealthEquity, Inc.*	95,399,582

	Metal, Glass & Plastic Containers 1.3%
1,357,821	TriMas Corp.	37,828,893

	Other Specialty Retail 2.6%
383,591	Five Below, Inc.*	79,008,238

	Packaged Foods & Meats 1.1%
483,515	Freshpet, Inc.*	32,003,858

	Personal Care Products 0.4%
327,909	BellRing Brands, Inc.*	11,148,906

	Pharmaceuticals 1.1%
584,917	Intra-Cellular Therapies, Inc.*	31,673,256

	Regional Banks 3.9%
2,183,998	Bank OZK	74,692,731
1,085,514	Webster Financial Corp.	42,790,962

		117,483,693

	Self Storage REITs 1.8%
1,299,148	National Storage Affiliates Trust	54,278,403

	Semiconductor Materials & Equipment 0.9%
246,675	Nova Ltd.*	25,770,137

	Semiconductors 1.9%
110,566	Monolithic Power Systems, Inc.	55,342,706

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Specialized Consumer Services 0.8%
2,856,900	Mister Car Wash, Inc.*	$24,626,478

	Specialty Chemicals 5.6%
704,538	Balchem Corp.	89,109,966
769,437	Innospec, Inc.	78,998,097

		168,108,063

	Systems Software 2.1%
426,016	CyberArk Software Ltd.*	63,041,848

	Transaction & Payment Processing Services 2.8%
448,226	Euronet Worldwide, Inc.*	50,156,490
427,843	Shift4 Payments, Inc., Class A*	32,430,499

		82,586,989

	Total Common Stocks (cost $2,301,241,320)	2,925,217,430

	WARRANTS 0.0%

	Insurance Brokers 0.0%
540,000	Hagerty, Inc., expiring 12/2/2026* *** †	939,600

	Total Warrants (cost $1,859,173)	939,600

	Total Investments (cost $2,303,100,493) 98.0%	2,926,157,030

	Other Assets less Liabilities 2.0%	59,374,748

	Net Assets 100.0%	$2,985,531,778

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security was purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2023 amounted to approximately $939,600 and represented 0.03% of net assets.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Core Growth Fund’s investments were in the following countries:

Country	%
Ireland	2.8
Israel	3.4
United States	93.8

TOTAL	100.0%

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Apparel Retail 5.1%
1,336,758	Trent Ltd.	$22,424,899

	Apparel, Accessories & Luxury Goods 1.9%
17,825	Page Industries Ltd.	8,233,964

	Automotive Parts & Equipment 0.8%
117,695	Tube Investments of India Ltd.	3,656,907

	Commercial & Residential Mortgage Finance 3.7%
802,305	Aavas Financiers Ltd.*	15,759,368
44,011	IIFL Finance Ltd.	261,996

		16,021,364

	Commodity Chemicals 4.3%
2,144,573	Berger Paints India Ltd.	15,209,041
121,761	Supreme Industries Ltd.	3,729,368

		18,938,409

	Consumer Finance 9.5%
605,840	Bajaj Finance Ltd.	41,569,510

	Diversified Banks 13.4%
2,152,948	HDFC Bank Ltd.	42,345,979
780,288	Kotak Mahindra Bank Ltd.	16,492,837

		58,838,816

	Food Retail 4.3%
449,874	Avenue Supermarts Ltd.*	18,667,942

	Footwear 0.3%
351,318	Campus Activewear Ltd.*	1,427,363

	Health Care Facilities 1.1%
873,331	Max Healthcare Institute Ltd.*	4,697,059

	Health Care Services 8.1%
830,544	Dr. Lal PathLabs Ltd.	18,524,665
3,590,652	Vijaya Diagnostic Centre Pvt. Ltd.	17,136,303

		35,660,968

	Industrial Machinery & Supplies & Components 9.4%
6,659,561	Elgi Equipments Ltd.	35,637,397
306,402	GMM Pfaudler Ltd.	5,472,942

		41,110,339

	Interactive Media & Services 2.4%
227,333	Info Edge India Ltd.	10,339,955

Shares		Value

	IT Consulting & Other Services 10.7%
400,381	LTIMindtree Ltd.	$23,315,105
421,538	Persistent Systems Ltd.	23,778,332

		47,093,437

	Life Sciences Tools & Services 4.1%
516,982	Divi’s Laboratories Ltd.	17,801,508

	Metal, Glass & Plastic Containers 0.6%
254,644	Mold-Tek Packaging Ltd.	2,805,775

	Property & Casualty Insurance 2.1%
719,013	ICICI Lombard General Insurance Co. Ltd.	9,370,957

	Regional Banks 7.6%
4,692,444	AU Small Finance Bank Ltd.	33,197,538

	Research & Consulting Services 4.4%
466,106	L&T Technology Services Ltd.	19,281,860

	Specialty Chemicals 3.2%
419,231	Asian Paints Ltd.	14,124,595

	Systems Software 0.9%
54,729	Tata Elxsi Ltd.	3,985,087

	Total Common Stocks (cost $313,198,372)	429,248,252

	Total Investments§ (cost $313,198,372) 97.9%	429,248,252

	Other Assets less Liabilities 2.1%	9,355,386

	Net Assets 100.0%	$438,603,638

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 97.87%.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Emerging India Fund’s investments were in the following countries:

Country	%
India	100.0

TOTAL	100.0%

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.2%

	Airport Services 4.0%
925,040	Grupo Aeroportuario del Pacifico SAB de CV, Class B	$17,998,239

	Apparel Retail 1.1%
283,041	Trent Ltd.	4,748,179

	Apparel, Accessories & Luxury Goods 1.4%
13,790	Page Industries Ltd.	6,370,062

	Broadline Retail 10.8%
26,306	MercadoLibre, Inc.*	34,672,886
469,825	momo.com, Inc.	13,996,546

		48,669,432

	Consumer Finance 4.9%
318,760	Bajaj Finance Ltd.	21,871,611

	Diversified Banks 10.4%
1,542,394	HDFC Bank Ltd.	30,337,094
3,432,474	NU Holdings Ltd., Class A*	16,338,576

		46,675,670

	Drug Retail 2.8%
2,573,730	Raia Drogasil SA	12,415,571

	Electrical Components & Equipment 9.6%
417,765	Voltronic Power Technology Corp.	23,789,069
2,446,202	WEG SA	19,570,774

		43,359,843

	Health Care Services 1.3%
266,675	Dr. Lal PathLabs Ltd.	5,947,987

	Hotels, Resorts & Cruise Lines 1.0%
884,500	H World Group Ltd.*	4,329,592

	Industrial Machinery & Supplies & Components 2.9%
291,691	Airtac International Group	11,407,854
130,222	Techtronic Industries Co. Ltd.	1,410,969

		12,818,823

	Interactive Home Entertainment 3.6%
189,572	Sea Ltd., ADR*	16,407,457

	Interactive Media & Services 2.4%
220,000	Tencent Holdings Ltd.	10,751,245

	IT Consulting & Other Services 4.9%
113,902	Globant SA*	18,681,067
60,641	LTIMindtree Ltd.	3,531,265

		22,212,332

	Life & Health Insurance 1.8%
1,040,672	Discovery Ltd.*	8,164,178

	Life Sciences Tools & Services 4.0%
206,053	Divi’s Laboratories Ltd.	7,095,129
330,138	Hangzhou Tigermed Consulting Co. Ltd., Class A	4,600,274
1,040,813	Wuxi Biologics Cayman, Inc.*	6,413,446

		18,108,849

Shares		Value

	Property & Casualty Insurance 0.8%
593,544	Qualitas Controladora SAB de CV	$3,797,430

	Regional Banks 2.4%
1,521,110	AU Small Finance Bank Ltd.	10,761,366

	Restaurants 2.0%
501,500	Meituan, Class B*	9,098,320

	Semiconductor Equipment 4.5%
113,000	Lasertec Corp.	20,077,762

	Semiconductors 11.6%
169,894	ASPEED Technology, Inc.	14,827,762
65,158	LEENO Industrial, Inc.	7,226,037
154,297	SG Micro Corp., Class A	3,491,305
1,244,836	Silergy Corp.	19,763,738
1,192,542	Sino Wealth Electronic Ltd., Class A	7,097,176

		52,406,018

	Specialized Finance 4.8%
2,959,891	Chailease Holding Co. Ltd.	21,768,091

	Specialty Chemicals 1.9%
250,685	Asian Paints Ltd.	8,445,998

	Systems Software 0.2%
10,520	Tata Elxsi Ltd.	766,013

	Transaction & Payment Processing Services 1.1%
317,077	Dlocal Ltd.*	5,142,989

	Total Common Stocks (cost $476,625,306)	433,113,057

	Total Investments§ (cost $476,625,306) 96.2%	433,113,057

	Other Assets less Liabilities 3.8%	17,082,051

	Net Assets 100.0%	$450,195,108

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 63.99% ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Emerging Markets Select Fund’s investments were in the following countries:

Country	%
Brazil	11.1
China	10.6
Hong Kong	0.3
India	23.1
Japan	4.6
Mexico	5.0
Singapore	3.8
South Africa	1.9
South Korea	1.7
Taiwan	24.4
United States	12.3
Uruguay	1.2

TOTAL	100.0%

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Airport Services 4.3%
1,402,925	Grupo Aeroportuario del Centro Norte SAB de CV	$15,669,629

	Apparel Retail 2.9%
631,245	Trent Ltd.	10,589,505

	Application Software 1.0%
112,001	LiveChat Software SA	3,721,295

	Asset Management & Custody Banks 0.9%
17,554,351	VEF AB*	3,221,158

	Broadline Retail 3.6%
437,600	momo.com, Inc.	13,036,532

	Commercial & Residential Mortgage Finance 2.6%
475,366	Aavas Financiers Ltd.*	9,337,431

	Commodity Chemicals 1.1%
567,520	Berger Paints India Ltd.	4,024,780

	Communications Equipment 1.8%
612,000	Accton Technology Corp.	6,432,198

	Consumer Finance 1.4%
7,189,323	Ngern Tid Lor PCL	5,256,122

	Drug Retail 4.4%
503,959	Clicks Group Ltd.	7,249,565
1,792,950	Raia Drogasil SA	8,649,119

		15,898,684

	Electrical Components & Equipment 6.5%
417,863	Voltronic Power Technology Corp.	23,794,650

	Electronic Components 1.4%
458,258	Sinbon Electronics Co. Ltd.	5,157,546

	Electronic Equipment & Instruments 2.4%
761,616	Chroma ATE, Inc.	4,453,162
9,840	Honeywell Automation India Ltd.	4,366,335

		8,819,497

	Electronic Manufacturing Services 1.4%
43,422	Fabrinet*	5,156,797

	Health Care Facilities 1.0%
17,967,300	PT Mitra Keluarga Karyasehat Tbk	3,508,147

	Health Care Services 2.4%
398,779	Dr. Lal PathLabs Ltd.	8,894,468

Shares		Value

	Home Improvement Retail 2.8%
8,758,100	MR DIY Group M Bhd	$3,083,439
13,072,875	Wilcon Depot, Inc.	7,223,852

		10,307,291

	Hotels, Resorts & Cruise Lines 1.9%
1,394,570	H World Group Ltd.*	6,826,364

	Industrial Machinery & Supplies & Components 4.0%
167,500	Airtac International Group	6,550,821
1,523,365	Elgi Equipments Ltd.	8,152,003

		14,702,824

	Interactive Media & Services 1.9%
2,219,828	Baltic Classifieds Group PLC	4,254,227
57,878	Info Edge India Ltd.	2,632,508

		6,886,735

	IT Consulting & Other Services 11.0%
95,972	Globant SA*	15,740,368
200,282	LTIMindtree Ltd.	11,662,881
225,765	Persistent Systems Ltd.	12,735,068

		40,138,317

	Life & Health Insurance 2.3%
1,070,913	Discovery Ltd.*	8,401,422

	Movies & Entertainment 0.6%
39,604	JYP Entertainment Corp.	2,366,878

	Other Specialty Retail 1.1%
3,242,300	Pet Center Comercio e Participacoes SA	3,966,155

	Packaged Foods & Meats 0.8%
9,068,700	PT Cisarua Mountain Dairy Tbk	2,794,184

	Personal Care Products 1.7%
236,505	Proya Cosmetics Co. Ltd., Class A	6,262,689

	Property & Casualty Insurance 2.2%
1,282,184	Qualitas Controladora SAB de CV	8,203,274

	Regional Banks 6.5%
2,572,278	AU Small Finance Bank Ltd.	18,198,043
718,662	Regional SAB de CV	5,490,865

		23,688,908

	Research & Consulting Services 3.5%
19,228,728	CTOS Digital Bhd.	5,729,991
170,670	L&T Technology Services Ltd.	7,060,272

		12,790,263

	Semiconductor Equipment 2.1%
93,778	Tokai Carbon Korea Co. Ltd.	7,590,189

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Semiconductors 13.6%
142,651	ASPEED Technology, Inc.	$12,450,087
63,000	Global Unichip Corp.	2,254,172
116,276	LEENO Industrial, Inc.	12,895,035
926,572	Silergy Corp.	14,710,794
1,231,764	Sino Wealth Electronic Ltd., Class A	7,330,598

		49,640,686

	Specialized Finance 1.5%
755,000	Chailease Holding Co. Ltd.	5,552,539

	Transaction & Payment Processing Services 1.3%
296,764	Dlocal Ltd.*	4,813,512

	Total Common Stocks (cost $268,667,053)	357,450,669

	Total Investments§ (cost $268,667,053) 97.9%	357,450,669

	Other Assets less Liabilities 2.1%	7,741,918

	Net Assets 100.0%	$365,192,587

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 77.14%.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Emerging Markets Small Cap Fund’s investments were in the following countries:

Country	%
Brazil	3.5
China	5.7
India	27.3
Indonesia	1.8
Korea	0.7
Malaysia	2.5
Mexico	8.2
Philippines	2.0
Poland	1.0
South Africa	4.4
South Korea	5.7
Sweden	0.9
Taiwan	26.4
Thailand	1.5
United Kingdom	1.2
United States	5.8
Uruguay	1.4

TOTAL	100.0%

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.7%

	Airport Services 5.7%
82,300	Grupo Aeroportuario del Centro Norte SAB de CV	$919,230
57,500	Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,118,761

		2,037,991

	Application Software 0.9%
9,910	LiveChat Software SA	329,265

	Asset Management & Custody Banks 3.7%
1,178,700	DCVFMVN Diamond ETF*	1,132,381
1,077,054	VEF AB*	197,635

		1,330,016

	Broadline Retail 9.9%
2,672	MercadoLibre, Inc.*	3,521,856

	Commercial & Residential Mortgage Finance 0.9%
15,669	Aavas Financiers Ltd.*	307,780

	Consumer Finance 8.0%
34,117	Bajaj Finance Ltd.	2,340,927
672,869	Ngern Tid Lor PCL	491,935

		2,832,862

	Distillers & Vintners 2.1%
255,070	Ginebra San Miguel, Inc.	745,997

	Diversified Banks 12.4%
549,271	Bank for Foreign Trade of Vietnam JSC*	2,145,192
2,541	Credicorp Ltd.	336,403
325,656	NU Holdings Ltd., Class A*	1,550,122
624,100	PT Bank Central Asia Tbk	365,126

		4,396,843

	Drug Retail 3.5%
24,283	Clicks Group Ltd.	349,316
183,000	Raia Drogasil SA	882,785

		1,232,101

	Electrical Components & Equipment 5.1%
225,200	WEG SA	1,801,707

	Electronic Manufacturing Services 1.0%
2,975	Fabrinet*	353,311

	Food Retail 1.9%
7,457	Dino Polska SA*	677,322

	Health Care Facilities 1.6%
2,821,400	PT Mitra Keluarga Karyasehat Tbk	550,883

	Home Improvement Retail 4.5%
2,874,900	Wilcon Depot, Inc.	1,588,622

	Interactive Home Entertainment 4.0%
16,594	Sea Ltd., ADR*	1,436,211

Shares		Value

	Interactive Media & Services 0.6%
110,746	Baltic Classifieds Group PLC	$212,241

	IT Consulting & Other Services 11.1%
865,536	FPT Corp.	2,922,728
6,228	Globant SA*	1,021,454

		3,944,182

	Life & Health Insurance 4.9%
220,387	Discovery Ltd.*	1,728,959

	Other Specialty Retail 0.8%
226,165	Pet Center Comercio e Participacoes SA	276,657

	Property & Casualty Insurance 5.2%
286,322	Qualitas Controladora SAB de CV	1,831,857

	Regional Banks 2.5%
117,300	Regional SAB de CV	896,219

	Research & Consulting Services 2.5%
2,973,400	CTOS Digital Bhd.	886,047

	Semiconductors 4.2%
7,800	ASPEED Technology, Inc.	680,757
52,000	Silergy Corp.	825,582

		1,506,339

	Transaction & Payment Processing Services 2.7%
330	Adyen NV*	525,831
25,929	Dlocal Ltd.*	420,569

		946,400

	Total Common Stocks (cost $32,434,639)	35,371,668

	Total Investments§ (cost $32,434,639) 99.7%	35,371,668

	Other Assets less Liabilities 0.3%	91,785

	Net Assets 100.0%	$35,463,453

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 50.10%.

ADR American Depositary Receipt.

ETF Exchange-Traded Fund.

	See Notes to Financial Statements.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

At March 31, 2023, the Wasatch Frontier Emerging Small Countries Fund’s investments were in the following countries:

Country	%
Brazil	12.7
India	7.5
Indonesia	2.6
Malaysia	2.5
Mexico	13.5
Netherlands	1.5
Peru	0.9
Philippines	6.6
Poland	2.8
Singapore	4.1
South Africa	5.9
Sweden	0.6
Taiwan	4.3
Thailand	1.4
United Kingdom	0.6
United States	13.8
Uruguay	1.2
Vietnam	17.5

TOTAL	100.0%

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.5%

	Apparel Retail 1.1%
26,647	Boot Barn Holdings, Inc.*	$2,042,226

	Application Software 6.3%
41,330	Five9, Inc.*	2,987,746
13,707	Paylocity Holding Corp.*	2,724,677
76,337	Q2 Holdings, Inc.*	1,879,417
61,700	Rakus Co. Ltd.	896,097
388,581	Systena Corp.	854,462
222,898	Technology One Ltd.	2,190,391

		11,532,790

	Asset Management & Custody Banks 3.5%
44,804	Focus Financial Partners, Inc., Class A*	2,323,983
43,275	Hamilton Lane, Inc., Class A	3,201,485
94,598	Netwealth Group Ltd.	866,143

		6,391,611

	Automotive Parts & Equipment 1.6%
23,184	Fox Factory Holding Corp.*	2,813,842

	Biotechnology 3.1%
383,252	Abcam PLC, ADR*	5,158,572
71,398	C4 Therapeutics, Inc.*	224,189
125,288	Sangamo Therapeutics, Inc.*	220,507

		5,603,268

	Broadline Retail 1.8%
56,541	Ollie’s Bargain Outlet Holdings, Inc.*	3,275,986

	Building Products 2.4%
88,873	Trex Co., Inc.*	4,325,449

	Cargo Ground Transportation 2.4%
16,159	Saia, Inc.*	4,396,541

	Commercial & Residential Mortgage Finance 1.5%
136,611	Aavas Financiers Ltd.*	2,683,397

	Commodity Chemicals 1.3%
67,732	Valvoline, Inc.	2,366,556

	Diversified Real Estate Activities 0.8%
143,221	PATRIZIA SE	1,495,735

	Drug Retail 0.7%
646	Ain Holdings, Inc.	27,084
28,300	Sugi Holdings Co. Ltd.	1,216,446

		1,243,530

	Electrical Components & Equipment 2.7%
86,896	Voltronic Power Technology Corp.	4,948,176

	Financial Exchanges & Data 1.0%
260,014	Open Lending Corp., Class A*	1,830,499

Shares		Value

	Health Care Equipment 0.6%
10,779	DiaSorin SpA	$1,135,912

	Health Care Facilities 3.7%
69,453	Ensign Group, Inc.	6,635,540

	Health Care Services 1.1%
86,276	Dr. Lal PathLabs Ltd.	1,924,322

	Health Care Supplies 2.6%
134,939	Neogen Corp.*	2,499,070
58,091	Silk Road Medical, Inc.*	2,273,101

		4,772,171

	Health Care Technology 1.6%
85,450	JMDC, Inc.	2,963,204

	Home Improvement Retail 1.9%
35,119	Floor & Decor Holdings, Inc., Class A*	3,449,388

	Homebuilding 1.8%
28,731	LGI Homes, Inc.*	3,276,196

	Human Resource & Employment Services 1.1%
85,000	SMS Co. Ltd.	2,067,241

	Industrial Machinery & Supplies & Components 2.8%
32,878	Helios Technologies, Inc.	2,150,221
12,464	RBC Bearings, Inc.*	2,900,747

		5,050,968

	Interactive Media & Services 0.8%
96,538	ZipRecruiter, Inc., Class A*	1,538,816

	IT Consulting & Other Services 7.7%
26,918	Endava PLC, ADR*	1,808,351
32,509	Globant SA*	5,331,801
53,967	LTIMindtree Ltd.	3,142,623
64,182	Persistent Systems Ltd.	3,620,411

		13,903,186

	Leisure Products 0.9%
41,520	YETI Holdings, Inc.*	1,660,800

	Life Sciences Tools & Services 2.3%
22,591	Medpace Holdings, Inc.*	4,248,238

	Managed Health Care 3.1%
95,315	HealthEquity, Inc.*	5,595,944

	Other Specialty Retail 3.1%
27,541	Five Below, Inc.*	5,672,620

	Packaged Foods & Meats 1.7%
46,740	Freshpet, Inc.*	3,093,721

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Pharmaceuticals 1.7%
146,161	Esperion Therapeutics, Inc.*	$232,396
51,129	Intra-Cellular Therapies, Inc.*	2,768,635

		3,001,031

	Regional Banks 6.0%
999,455	AU Small Finance Bank Ltd.	7,070,824
109,874	Bank OZK	3,757,691

		10,828,515

	Research & Consulting Services 6.8%
252,170	BayCurrent Consulting, Inc.	10,469,620
45,808	L&T Technology Services Ltd.	1,894,984

		12,364,604

	Restaurants 0.4%
21,310	Domino’s Pizza Enterprises Ltd.	715,361

	Semiconductor Equipment 1.8%
31,702	Nova Ltd.*	3,311,908

	Semiconductors 8.2%
40,400	ASPEED Technology, Inc.	3,525,972
28,052	Melexis NV	3,248,751
6,626	Monolithic Power Systems, Inc.	3,316,578
300,000	Silergy Corp.	4,762,974

		14,854,275

	Specialty Chemicals 2.1%
29,632	Balchem Corp.	3,747,855

	Systems Software 2.7%
21,615	CyberArk Software Ltd.*	3,198,587
23,561	Tata Elxsi Ltd.	1,715,592

		4,914,179

	Trading Companies & Distributors 1.8%
70,119	Diploma PLC	2,441,380
69,700	MonotaRO Co. Ltd.	877,915

		3,319,295

Shares		Value

	Transaction & Payment Processing Services 2.0%
17,563	Euronet Worldwide, Inc.*	$1,965,300
18,200	GMO Payment Gateway, Inc.	1,575,708

		3,541,008

	Total Common Stocks (cost $151,748,407)	182,535,904

	Total Investments§ (cost $151,748,407) 100.5%	182,535,904

	Liabilities less Other Assets (0.5%)	(837,686)

	Net Assets 100.0%	$181,698,218

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 37.61%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Global Opportunities Fund’s investments were in the following countries:

Country	%
Australia	2.1
Belgium	1.8
Germany	0.8
India	12.1
Israel	3.6
Italy	0.6
Japan	11.5
Taiwan	7.2
United Kingdom	5.1
United States	55.2

TOTAL	100.0%

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.9%

	Application Software 12.5%
11,205	Dassault Systemes SE	$462,218
2,961	Five9, Inc.*	214,050
675	HubSpot, Inc.*	289,406
1,504	Roper Technologies, Inc.	662,798
3,164	Xero Ltd.*	191,901

		1,820,373

	Biotechnology 3.6%
38,849	Abcam PLC, ADR*	522,907

	Broadline Retail 3.4%
376	MercadoLibre, Inc.*	495,591

	Building Products 5.2%
19,076	Assa Abloy AB, Class B	456,917
6,156	Trex Co., Inc.*	299,613

		756,530

	Cargo Ground Transportation 3.9%
1,667	Old Dominion Freight Line, Inc.	568,180

	Consumer Finance 2.7%
5,811	Bajaj Finance Ltd.	398,720

	Distributors 3.0%
1,257	Pool Corp.	430,447

	Diversified Banks 3.9%
28,522	HDFC Bank Ltd.	560,994

	Diversified Support Services 4.9%
9,533	Copart, Inc.*	716,977

	Drug Retail 3.2%
10,800	Sugi Holdings Co. Ltd.	464,227

	Electrical Components & Equipment 2.4%
43,500	WEG SA	348,021

	Electronic Components 4.6%
8,183	Amphenol Corp., Class A	668,715

	Financial Exchanges & Data 6.9%
1,438	MarketAxess Holdings, Inc.	562,675
2,188	Morningstar, Inc.	444,230

		1,006,905

	Health Care Equipment 1.7%
2,422	DiaSorin SpA	255,235

	Health Care Supplies 2.6%
2,881	Coloplast A/S, Class B	379,333

	Health Care Technology 2.0%
8,200	JMDC, Inc.*	284,357

	Hotels, Resorts & Cruise Lines 3.6%
7,727	Amadeus IT Group SA*	518,354

	IT Consulting & Other Services 2.0%
1,755	Globant SA*	287,838

Shares		Value

	Life Sciences Tools & Services 3.7%
2,532	ICON PLC*	$540,810

	Managed Health Care 3.4%
8,358	HealthEquity, Inc.*	490,698

	Other Specialty Retail 3.1%
2,206	Five Below, Inc.*	454,370

	Regional Banks 3.1%
13,011	Bank OZK	444,976

	Research & Consulting Services 5.1%
17,880	BayCurrent Consulting, Inc.	742,344

	Semiconductor Equipment 1.7%
1,400	Lasertec Corp.	248,751

	Semiconductors 4.3%
734	Monolithic Power Systems, Inc.	367,396
16,419	Silergy Corp.	260,678

		628,074

	Specialized Finance 2.0%
39,100	Chailease Holding Co. Ltd.	287,555

	Transaction & Payment Processing Services 1.4%
2,873	Block, Inc.*	197,231

	Total Common Stocks (cost $14,061,222)	14,518,513

	Total Investments§ (cost $14,061,222) 99.9%	14,518,513

	Other Assets less Liabilities 0.1%	10,298

	Net Assets 100.0%	$14,528,811

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 37.94%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Global Select Fund’s investments were in the following countries:

Country	%
Australia	1.3
Brazil	2.4
Denmark	2.6
France	3.2
India	6.6
Ireland	3.7
Italy	1.8
Japan	12.0
Spain	3.6
Sweden	3.1
Taiwan	3.8
United Kingdom	3.6
United States	52.3

TOTAL	100.0%

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.5%

	Aerospace & Defense 1.9%
240,000	BAE Systems PLC	$2,903,069

	Biotechnology 2.2%
40,000	Gilead Sciences, Inc.	3,318,800

	Brewers 0.8%
24,000	Molson Coors Beverage Co., Class B	1,240,320

	Casinos & Gaming 2.3%
222,500	Kangwon Land, Inc.	3,412,794

	Diversified Banks 11.3%
65,000	Citigroup, Inc.	3,047,850
225,000	ING Groep NV, ADR	2,670,750
33,000	JPMorgan Chase & Co.	4,300,230
39,000	Toronto-Dominion Bank	2,335,960
210,000	United Overseas Bank Ltd.	4,710,098

		17,064,888

	Diversified Metals & Mining 1.6%
75,000	BHP Group Ltd.	2,371,045

	Electric Utilities 8.0%
65,000	Duke Energy Corp.	6,270,550
140,000	Exelon Corp.	5,864,600

		12,135,150

	Electrical Components & Equipment 1.5%
13,000	Eaton Corp. PLC	2,227,420

	Electronic Manufacturing Services 2.2%
975,000	Hon Hai Precision Industry Co. Ltd.	3,337,420

	Food Retail 5.3%
150,000	Koninklijke Ahold Delhaize NV	5,124,766
64,000	Seven & i Holdings Co. Ltd.	2,891,143

		8,015,909

	Industrial Conglomerates 1.0%
1,650,000	NWS Holdings Ltd.	1,477,171

	Industrial REITs 2.2%
1,900,000	Mapletree Industrial Trust	3,392,277

	Integrated Oil & Gas 6.9%
102,500	Suncor Energy, Inc.	3,182,316
124,000	TotalEnergies SE	7,311,495

		10,493,811

	Integrated Telecommunication Services 5.5%
225,000	AT&T, Inc.	4,331,250
104,000	Verizon Communications, Inc.	4,044,560

		8,375,810

	Multi-Line Insurance 2.3%
115,000	AXA SA	3,509,521

Shares		Value

	Oil & Gas Drilling 1.8%
67,000	Noble Corp. PLC*	$2,644,490

	Oil & Gas Exploration & Production 1.3%
17,000	EOG Resources, Inc.	1,948,710

	Packaged Foods & Meats 2.8%
110,000	Kraft Heinz Co.	4,253,700

	Pharmaceuticals 16.5%
72,000	Bristol-Myers Squibb Co.	4,990,320
47,000	Johnson & Johnson	7,285,000
66,000	Novartis AG	6,060,022
70,000	Otsuka Holdings Co. Ltd.	2,222,473
40,000	Sanofi	4,339,148

		24,896,963

	Property & Casualty Insurance 2.8%
77,000	Axis Capital Holdings Ltd.	4,198,040

	Rail Transportation 3.9%
29,000	Union Pacific Corp.	5,836,540

	Reinsurance 3.9%
17,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,943,802

	Retail REITs 2.0%
155,000	Kimco Realty Corp.	3,027,150

	Technology Hardware, Storage & Peripherals 2.1%
65,500	Samsung Electronics Co. Ltd.	3,239,038

	Tobacco 3.4%
80,000	KT&G Corp.	5,141,433

	Total Common Stocks (cost $124,683,060)	144,405,271

	Total Investments§ (cost $124,683,059) 95.5%	144,405,271

	Other Assets less Liabilities 4.5%	6,763,449

	Net Assets 100.0%	$151,168,720

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 44.58%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

At March 31, 2023, the Wasatch Global Value Fund’s investments were in the following countries:

Country	%
Australia	1.7
Canada	3.8
France	10.5
Germany	4.1
Hong Kong	1.0
Japan	3.5
Netherlands	5.4
Singapore	5.6
South Korea	8.2
Switzerland	4.2
Taiwan	2.3
United Kingdom	2.0
United States	47.7

TOTAL	100.0%

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.6%

	Apparel, Accessories & Luxury Goods 1.3%
7,300	Shenzhou International Group Holdings Ltd.	$76,578

	Application Software 4.5%
24,332	Glodon Co. Ltd., Class A	263,093

	Construction Materials 0.5%
6,500	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	31,618

	Distillers & Vintners 6.3%
800	Kweichow Moutai Co. Ltd., Class A*	211,328
5,500	Wuliangye Yibin Co. Ltd., Class A	157,137

		368,465

	Diversified Banks 1.0%
11,500	China Merchants Bank Co. Ltd., Class H	58,397

	Drug Retail 3.2%
22,570	Yifeng Pharmacy Chain Co. Ltd., Class A	190,294

	Electrical Components & Equipment 2.8%
2,800	Contemporary Amperex Technology Co. Ltd., Class A	165,736

	Electronic Components 4.6%
23,300	Shenzhen H&T Intelligent Control Co. Ltd., Class A	57,756
19,000	Sinbon Electronics Co. Ltd.	213,839

		271,595

	Health Care Equipment 3.8%
4,900	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	222,324

	Hotels, Resorts & Cruise Lines 5.7%
68,800	H World Group Ltd.*	336,773

	Industrial Machinery & Supplies & Components 11.4%
6,000	Airtac International Group	234,656
20,763	Shenzhen Inovance Technology Co. Ltd., Class A	212,709
16,778	Techtronic Industries Co. Ltd.	181,792
6,700	Wuxi Lead Intelligent Equipment Co. Ltd., Class A	39,510

		668,667

	Interactive Media & Services 4.3%
5,200	Tencent Holdings Ltd.	254,120

	Life & Health Insurance 6.2%
20,000	AIA Group Ltd.	209,747
23,500	Ping An Insurance Group Co. of China Ltd., Class H	152,027

		361,774

	Life Sciences Tools & Services 6.8%
15,300	Hangzhou Tigermed Consulting Co. Ltd., Class A	213,196
30,687	Wuxi Biologics Cayman, Inc.*	189,092

		402,288

	Other Specialty Retail 2.9%
6,500	China Tourism Group Duty Free Corp. Ltd., Class A	173,576

Shares		Value

	Packaged Foods & Meats 4.7%
11,800	Chongqing Fuling Zhacai Group Co. Ltd., Class A	$43,494
15,906	Foshan Haitian Flavouring & Food Co. Ltd., Class A	177,143
12,500	Inner Mongolia Yili Industrial Group Co. Ltd., Class A	52,877

		273,514

	Personal Care Products 3.5%
5,741	Proya Cosmetics Co. Ltd., Class A	152,023
2,782	Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	51,862

		203,885

	Regional Banks 2.4%
35,000	Bank of Ningbo Co. Ltd., Class A	139,024

	Restaurants 2.9%
9,300	Meituan, Class B*	168,723

	Semiconductors 13.3%
1,814	3peak, Inc., Class A	64,256
9,650	SG Micro Corp., Class A	218,352
17,000	Silergy Corp.	269,902
38,256	Sino Wealth Electronic Ltd., Class A	227,673

		780,183

	Specialized Finance 5.0%
39,940	Chailease Holding Co. Ltd.	293,733

	Systems Software 3.5%
34,700	Hangzhou Dptech Technologies Co. Ltd., Class A	95,606
5,000	Sangfor Technologies, Inc., Class A	107,818

		203,424

	Total Common Stocks (cost $7,379,776)	5,907,784

	Total Investments§ (cost $7,379,776) 100.6%	5,907,784

	Liabilities less Other Assets (0.6%)	(35,659)

	Net Assets 100.0%	$5,872,125

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 100.61%.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Greater China Fund’s investments were in the following countries:

Country	%
China	76.3
Hong Kong	6.6
Taiwan	17.1

TOTAL	100.0%

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.1%

	Aerospace & Defense 2.2%
541,448	CAE, Inc.*	$12,243,175

	Airport Services 3.0%
1,468,360	Grupo Aeroportuario del Centro Norte SAB de CV	16,400,489

	Apparel, Accessories & Luxury Goods 1.5%
414,818	Canada Goose Holdings, Inc.*	7,977,151

	Application Software 11.2%
250,926	Descartes Systems Group, Inc.*	20,252,318
252,184	Fortnox AB	1,725,527
118,786	Kinaxis, Inc.*	16,309,234
392,900	Rakus Co. Ltd.	5,706,263
2,926,732	Systena Corp.	6,435,681
1,087,340	Technology One Ltd.	10,685,155

		61,114,178

	Asset Management & Custody Banks 1.8%
1,061,230	Netwealth Group Ltd.	9,716,668

	Biotechnology 3.4%
1,394,849	Abcam PLC, ADR*	18,774,668

	Brewers 0.6%
38,661	Royal Unibrew A/S	3,370,130

	Broadline Retail 0.5%
423,543	B&M European Value Retail SA	2,523,373

	Commercial & Residential Mortgage Finance 2.5%
131,219	Aavas Financiers Ltd.*	2,577,484
1,895,334	OSB Group PLC	11,337,686

		13,915,170

	Commodity Chemicals 0.4%
325,710	Berger Paints India Ltd.	2,309,894

	Construction & Engineering 1.6%
2,048,468	Johns Lyng Group Ltd.	8,831,602

	Diversified Real Estate Activities 1.5%
798,719	PATRIZIA SE	8,341,459

	Drug Retail 5.3%
277,886	Ain Holdings, Inc.	11,650,620
165,975	Clicks Group Ltd.	2,387,588
565,000	Raia Drogasil SA	2,725,537
287,600	Sugi Holdings Co. Ltd.	12,362,187

		29,125,932

	Electrical Components & Equipment 2.9%
280,585	Voltronic Power Technology Corp.	15,977,538

	Electronic Equipment & Instruments 2.3%
457,739	Halma PLC	12,636,561

Shares		Value

	Health Care Equipment 1.6%
82,393	DiaSorin SpA	$8,682,737

	Health Care Services 0.8%
191,159	Dr. Lal PathLabs Ltd.	4,263,659

	Health Care Supplies 0.9%
231,528	Menicon Co. Ltd.	4,933,829

	Health Care Technology 2.9%
360,227	JMDC, Inc.*	12,491,819
73,196	Pro Medicus Ltd.	3,156,908

		15,648,727

	Human Resource & Employment Services 3.3%
388,236	SMS Co. Ltd.	9,442,085
249,900	TechnoPro Holdings, Inc.	6,931,223
27,400	Visional, Inc.*	1,541,408

		17,914,716

	Industrial Machinery & Supplies & Components 1.8%
828,922	Elgi Equipments Ltd.	4,435,821
76,185	Stabilus SE	5,326,122

		9,761,943

	Interactive Media & Services 1.9%
121,700	Kakaku.com, Inc.	1,670,614
840,610	Rightmove PLC	5,851,181
50,639	Scout24 SE	3,011,957

		10,533,752

	Investment Banking & Brokerage 1.0%
1,249,370	AJ Bell PLC	5,320,298

	IT Consulting & Other Services 6.7%
141,252	Endava PLC, ADR*	9,489,309
26,445	Globant SA*	4,337,245
45,895	LTIMindtree Ltd.	2,672,571
112,754	Reply SpA	14,158,859
350,673	Softcat PLC	5,633,114

		36,291,098

	Movies & Entertainment 2.4%
207,149	CTS Eventim AG & Co. KGaA*	12,950,097

	Other Specialty Retail 1.5%
2,224,300	Pet Center Comercio e Participacoes SA	2,720,883
186,726	Pet Valu Holdings Ltd.	5,200,419

		7,921,302

	Pharmaceuticals 0.7%
343,171	JCR Pharmaceuticals Co. Ltd.	3,677,714

	Property & Casualty Insurance 1.8%
108,467	Definity Financial Corp.	2,830,656
1,125,605	Qualitas Controladora SAB de CV	7,201,498

		10,032,154

	Publishing 0.8%
288,401	Future PLC	4,145,173

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Regional Banks 4.7%
1,692,455	AU Small Finance Bank Ltd.	$11,973,577
154,085	Canadian Western Bank	2,822,896
251,029	EQB, Inc.	10,828,702

		25,625,175

	Research & Consulting Services 5.0%
658,300	BayCurrent Consulting, Inc.	27,331,367

	Restaurants 0.5%
76,061	Domino’s Pizza Enterprises Ltd.	2,553,311

	Semiconductor Materials & Equipment 0.3%
21,389	Tokai Carbon Korea Co. Ltd.	1,731,179

	Semiconductors 7.1%
66,500	ASPEED Technology, Inc.	5,803,891
104,920	LEENO Industrial, Inc.	11,635,652
132,206	Melexis NV	15,311,006
373,996	Silergy Corp.	5,937,777

		38,688,326

	Soft Drinks & Non-Alcoholic Beverages 0.4%
131,894	Fevertree Drinks PLC	2,085,583

	Specialty Chemicals 1.8%
791,006	Hexpol AB	9,798,159

	Systems Software 2.2%
80,426	CyberArk Software Ltd.*	11,901,440

	Trading Companies & Distributors 6.3%
494,898	Diploma PLC	17,231,194
552,171	Howden Joinery Group PLC	4,767,727
38,029	IMCD NV	6,218,340
260,848	MonotaRO Co. Ltd.	3,285,542
240,947	RS Group PLC	2,724,221

		34,227,024

Shares		Value

	Transaction & Payment Processing Services 2.0%
129,100	GMO Payment Gateway, Inc.	$11,177,142

	Total Common Stocks (cost $395,319,919)	540,453,893

	Total Investments§ (cost $395,319,919) 99.1%	540,453,893

	Other Assets less Liabilities 0.9%	4,641,111

	Net Assets 100.0%	$545,095,004

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 70.28%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch International Growth Fund’s investments were in the following countries:

Country	%
Australia	6.5
Belgium	2.8
Brazil	1.0
Canada	14.5
Denmark	0.6
Germany	5.5
India	5.2
Israel	2.2
Italy	4.2
Japan	22.0
Mexico	4.4
Netherlands	1.2
South Africa	0.4
South Korea	2.5
Sweden	2.1
Taiwan	5.1
United Kingdom	19.0
United States	0.8

TOTAL	100.0%

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.2%

	Advertising 3.8%
286,400	Direct Marketing MiX, Inc.	$2,943,975
1,030,391	YouGov PLC	11,522,279

		14,466,254

	Air Freight & Logistics 2.2%
561,818	AZ-COM MARUWA Holdings, Inc.	8,461,907

	Alternative Carriers 2.1%
627,552	Chief Telecom, Inc.	7,945,041

	Application Software 14.7%
37,947	Atoss Software AG	6,861,764
1,534,861	Bytes Technology Group PLC	7,353,979
26,011	Esker SA	3,707,362
1,383,441	Fortnox AB	9,465,967
170,396	LiveChat Software SA	5,661,501
231,500	m-up Holdings, Inc.	2,004,078
63,209	Mensch und Maschine Software SE	3,508,353
325,532	Rakus Co. Ltd.	4,727,847
2,473,645	Systena Corp.	5,439,374
152,568	Vitec Software Group AB, Class B	7,862,968

		56,593,193

	Asset Management & Custody Banks 3.1%
1,184,764	JTC PLC	10,330,797
8,720,111	VEF AB*	1,600,108

		11,930,905

	Brewers 0.8%
33,902	Royal Unibrew A/S	2,955,282

	Commercial & Residential Mortgage Finance 3.4%
305,439	Aavas Financiers Ltd.*	5,999,620
767,823	Mortgage Advice Bureau Holdings Ltd.	7,028,120

		13,027,740

	Commodity Chemicals 2.0%
529,374	Berger Paints India Ltd.	3,754,254
133,301	Supreme Industries Ltd.	4,082,822

		7,837,076

	Construction & Engineering 2.6%
2,278,836	Johns Lyng Group Ltd.	9,824,793

	Consumer Finance 3.0%
96,249	Gruppo MutuiOnline SpA	2,724,371
689,150	Premium Group Co. Ltd.	8,848,343

		11,572,714

	Diversified Banks 1.1%
2,649,876	City Union Bank Ltd.	4,069,394

	Diversified Support Services 5.6%
715,700	Japan Elevator Service Holdings Co. Ltd.	11,681,332
3,267,580	Johnson Service Group PLC	4,933,802
1,108,937	Prestige International, Inc.	5,007,595

		21,622,729

Shares		Value

	Drug Retail 1.1%
103,900	Ain Holdings, Inc.	$4,356,101

	Electrical Components & Equipment 4.5%
1,184,127	DiscoverIE Group PLC	11,281,122
106,631	Voltronic Power Technology Corp.	6,071,960

		17,353,082

	Electronic Equipment & Instruments 0.7%
155,069	Nayax Ltd.*	2,639,682

	Food Retail 2.1%
56,713	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	3,371,562
3,591,800	Sheng Siong Group Ltd.	4,565,176

		7,936,738

	Health Care Services 2.6%
203,587	Dr. Lal PathLabs Ltd.	4,540,856
1,131,914	Vijaya Diagnostic Centre Pvt. Ltd.	5,402,034

		9,942,890

	Health Care Technology 5.0%
163,168	Nexus AG	9,703,911
218,707	Pro Medicus Ltd.	9,432,726

		19,136,637

	Hotels, Resorts & Cruise Lines 0.3%
34,100	Temairazu, Inc.	1,221,921

	Human Resource & Employment Services 1.2%
195,962	SMS Co. Ltd.	4,765,889

	Industrial Machinery & Supplies & Components 1.6%
787,523	Elgi Equipments Ltd.	4,214,282
120,268	GMM Pfaudler Ltd.	2,148,223

		6,362,505

	Interactive Media & Services 3.2%
2,650,992	Baltic Classifieds Group PLC	5,080,538
425,999	Hemnet Group AB	7,166,339

		12,246,877

	Investment Banking & Brokerage 1.9%
536,149	AJ Bell PLC	2,283,129
175,000	Strike Co. Ltd.	5,059,025

		7,342,154

	IT Consulting & Other Services 7.5%
29,161	Adesso SE	4,668,466
46,235	Aubay	2,372,630
257,102	Avant Group Corp.	2,785,092
101,489	Base Co. Ltd.	4,431,800
113,073	Digital Value SpA*	8,166,104
3,301,785	Kin & Carta PLC*	3,154,779
31,465	Nagarro SE*	3,206,162

		28,785,033

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Life Sciences Tools & Services 0.9%
165,102	Ergomed PLC*	$2,069,365
207,065	Tarsons Products Ltd.*	1,344,667

		3,414,032

	Metal, Glass & Plastic Containers 0.8%
265,448	Mold-Tek Packaging Ltd.	2,924,818

	Movies & Entertainment 0.6%
103,480	NexTone, Inc.*	2,427,473

	Other Specialty Retail 0.9%
91,671	Musti Group Oyj*	1,601,013
1,578,200	Pet Center Comercio e Participacoes SA	1,930,539

		3,531,552

	Packaged Foods & Meats 0.5%
873,287	Cloetta AB, Class B	1,841,612

	Personal Care Products 1.0%
523,566	Sarantis SA	3,878,124

	Pharmaceuticals 0.5%
165,129	JCR Pharmaceuticals Co. Ltd.	1,769,664

	Property & Casualty Insurance 1.7%
1,036,698	Qualitas Controladora SAB de CV	6,632,681

	Publishing 1.4%
386,032	Future PLC	5,548,418

	Regional Banks 1.5%
133,234	EQB, Inc.	5,747,349

	Research & Consulting Services 6.8%
9,630,018	CTOS Digital Bhd.	2,869,660
186,615	Funai Soken Holdings, Inc.	3,831,281
142,700	Management Solutions Co. Ltd.	3,580,643
344,117	NICE Information Service Co. Ltd.	3,269,601
1,010,700	SIGMAXYZ Holdings, Inc.	8,706,284
447,604	Talenom Oyj	3,999,914

		26,257,383

	Restaurants 0.0%
630,045	Patisserie Holdings PLC* *** §§	7,772

	Semiconductor Equipment 1.7%
625,000	Materials Analysis Technology, Inc.	3,871,566
31,001	Tokai Carbon Korea Co. Ltd.	2,509,154

		6,380,720

	Semiconductors 3.9%
66,890	Elmos Semiconductor SE	6,510,848
77,763	LEENO Industrial, Inc.	8,623,935

		15,134,783

	Specialized Finance 0.7%
171,500	eGuarantee, Inc.	2,822,371

Shares		Value

	Systems Software 0.2%
45,668	TECSYS, Inc.	$924,511

	Total Common Stocks (cost $327,379,303)	381,639,800

	Total Investments§ (cost $327,379,303) 99.2%	381,639,800

	Other Assets less Liabilities 0.8%	2,959,243

	Net Assets 100.0%	$384,599,043

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 85.03%.

§§The aggregate value of illiquid holdings at March 31, 2023 amounted to approximately $7,772 and represented 0.00% of net assets.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch International Opportunities Fund’s investments were in the following countries:

Country	%
Australia	5.0
Brazil	0.5
Canada	1.7
Denmark	0.8
Finland	1.5
France	1.6
Germany	9.0
Greece	1.0
India	10.1
Israel	1.6
Italy	2.9
Japan	24.9
Malaysia	0.7
Mexico	1.7
Poland	1.5
Singapore	1.2
South Korea	3.8
Sweden	7.3
Taiwan	4.7
United Kingdom	18.5

TOTAL	100.0%

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.5%

	Aerospace & Defense 4.7%
11,062	CAE, Inc.*	$250,133

	Apparel, Accessories & Luxury Goods 5.5%
145	Hermes International	293,662

	Application Software 11.1%
5,700	Dassault Systemes SE	235,131
2,592	Descartes Systems Group, Inc.*	209,201
2,479	Xero Ltd.*	150,355

		594,687

	Asset Management & Custody Banks 2.8%
159	Partners Group Holding AG	149,734

	Biotechnology 3.7%
14,866	Abcam PLC, ADR*	200,096

	Broadline Retail 3.4%
3,026	Dollarama, Inc.	180,844

	Building Products 4.8%
10,784	Assa Abloy AB, Class B	258,303

	Drug Retail 3.4%
4,300	Sugi Holdings Co. Ltd.	184,831

	Electronic Equipment & Instruments 4.1%
8,059	Halma PLC	222,481

	Health Care Equipment 2.7%
1,383	DiaSorin SpA	145,743

	Health Care Supplies 3.6%
1,449	Coloplast A/S, Class B	190,786

	Health Care Technology 3.2%
4,901	JMDC, Inc.*	169,955

	Hotels, Resorts & Cruise Lines 5.9%
4,711	Amadeus IT Group SA*	316,031

	Industrial Machinery & Supplies & Components 3.2%
256	Rational AG	172,079

	Interactive Media & Services 5.9%
2,600	Kakaku.com, Inc.	35,691
1,188	REA Group Ltd.	110,773
2,825	Scout24 SE	168,028

		314,492

	IT Consulting & Other Services 5.6%
1,850	Endava PLC, ADR*	124,283
1,100	Obic Co. Ltd.	174,233

		298,516

Shares		Value

	Life Sciences Tools & Services 5.8%
1,151	ICON PLC*	$245,842
221	Sartorius Stedim Biotech	67,802

		313,644

	Real Estate Services 3.5%
1,343	FirstService Corp.	189,232

	Research & Consulting Services 6.0%
7,800	BayCurrent Consulting, Inc.	323,841

	Transaction & Payment Processing Services 6.6%
90	Adyen NV*	143,408
2,400	GMO Payment Gateway, Inc.	207,786

		351,194

	Total Common Stocks (cost $5,001,938)	5,120,284

	Total Investments§ (cost $5,001,938) 95.5%	5,120,284

	Other Assets less Liabilities 4.5%	241,773

	Net Assets 100.0%	$5,362,057

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 69.39%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch International Select Fund’s investments were in the following countries:

Country	%
Australia	5.1
Canada	16.2
Denmark	3.7
France	11.7
Germany	6.6
Ireland	4.8
Italy	2.9
Japan	21.4
Netherlands	2.8
Spain	6.2
Sweden	5.0
Switzerland	2.9
United Kingdom	10.7

TOTAL	100.0%

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 116.5%

	Application Software 17.1%
8,507	Five9, Inc.* ††	$614,971
8,811	Guidewire Software, Inc.* ††	722,942
1,445	HubSpot, Inc.* ††	619,544
3,907	Paylocity Holding Corp.* ††	776,633
2,559	Roper Technologies, Inc.††	1,127,726
3,518	Workday, Inc., Class A* ††	726,608

		4,588,424

	Asset Management & Custody Banks 5.8%
9,918	Cohen & Steers, Inc.	634,355
12,553	Hamilton Lane, Inc., Class A††	928,671

		1,563,026

	Biotechnology 1.5%
43,624	C4 Therapeutics, Inc.*	136,979
25,418	Nkarta, Inc.*	90,234
99,881	Sangamo Therapeutics, Inc.*	175,791

		403,004

	Broadcasting 2.3%
35,960	TEGNA, Inc.††	608,084

	Building Products 2.0%
10,959	Trex Co., Inc.* ††	533,374

	Casinos & Gaming 2.5%
43,790	NeoGames SA* ††	665,608

	Commodity Chemicals 2.5%
19,122	Valvoline, Inc.††	668,123

	Consumer Finance 2.0%
63,216	EZCORP, Inc., Class A*	543,658

	Distributors 3.3%
2,566	Pool Corp.	878,701

	Education Services 1.3%
3,130	Grand Canyon Education, Inc.* ††	356,507

	Electronic Equipment & Instruments 3.8%
14,609	Cognex Corp.††	723,876
1,820	Novanta, Inc.* ††	289,544

		1,013,420

	Electronic Manufacturing Services 1.9%
4,282	Fabrinet*	508,530

	Financial Exchanges & Data 5.7%
2,320	MarketAxess Holdings, Inc.††	907,793
3,094	Morningstar, Inc.††	628,175

		1,535,968

	Health Care Equipment 2.5%
2,907	Inspire Medical Systems, Inc.* ††	680,441

	Health Care Facilities 3.4%
9,544	Ensign Group, Inc.††	911,834

Shares		Value

	Health Care Services 1.4%
3,679	Addus HomeCare Corp.* ††	$392,770

	Health Care Supplies 5.7%
27,663	Neogen Corp.* ††	512,319
7,850	Silk Road Medical, Inc.* ††	307,170
5,431	UFP Technologies, Inc.*	705,161

		1,524,650

	Home Improvement Retail 1.6%
4,446	Floor & Decor Holdings, Inc., Class A* ††	436,686

	Homebuilding 2.3%
8,159	Skyline Champion Corp.* ††	613,802

	Industrial Machinery & Supplies & Components 6.0%
3,719	Kadant, Inc.††	775,486
3,567	RBC Bearings, Inc.* ††	830,148

		1,605,634

	Investment Banking & Brokerage 2.1%
14,754	Moelis & Co., Class A	567,144

	IT Consulting & Other Services 4.5%
5,295	Globant SA* ††	868,433
29,492	Grid Dynamics Holdings, Inc.*	337,978

		1,206,411

	Leisure Products 2.9%
16,469	Vista Outdoor, Inc.* ††	456,356
7,900	YETI Holdings, Inc.* ††	316,000

		772,356

	Life Sciences Tools & Services 2.3%
3,293	Medpace Holdings, Inc.* ††	619,249

	Managed Health Care 3.9%
18,071	HealthEquity, Inc.* ††	1,060,948

	Multi-Sector Holdings 1.1%
14,307	Cannae Holdings, Inc.*	288,715

	Oil & Gas Equipment & Services 1.8%
11,773	Cactus, Inc., Class A††	485,401

	Oil & Gas Exploration & Production 2.0%
24,464	Magnolia Oil & Gas Corp., Class A††	535,272

	Other Specialty Retail 2.0%
2,673	Five Below, Inc.* ††	550,558

	Packaged Foods & Meats 1.2%
5,062	Freshpet, Inc.* ††	335,054

	Paper Products 2.1%
17,072	Clearwater Paper Corp.*	570,546

	Pharmaceuticals 1.9%
45,116	Esperion Therapeutics, Inc.*	71,735
8,194	Intra-Cellular Therapies, Inc.* ††	443,705

		515,440

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Regional Banks 2.0%
15,590	Bank OZK††	$533,178

	Research & Consulting Services 3.3%
8,088	ICF International, Inc.††	887,254

	Semiconductors 2.8%
1,509	Monolithic Power Systems, Inc.††	755,315

	Specialty Chemicals 4.7%
5,364	Balchem Corp.††	678,439
5,607	Innospec, Inc.††	575,670

		1,254,109

	Transaction & Payment Processing Services 1.3%
4,990	Block, Inc.* ††	342,563

	Total Common Stocks (cost $32,131,771)	31,311,757

	COMMON STOCKS SOLD SHORT (36.4%)

	Aerospace & Defense 1.0%
(7,611)	Spirit AeroSystems Holdings, Inc., Class A	(262,808)

	Alternative Carriers 0.8%
(182,549)	Globalstar, Inc.*	(211,757)

	Aluminum 0.8%
(22,445)	Century Aluminum Co.*	(224,450)

	Application Software 4.4%
(4,100)	Alteryx, Inc., Class A*	(241,244)
(4,261)	Ceridian HCM Holding, Inc.*	(311,990)
(15,238)	Domo, Inc., Class B*	(216,227)
(9,538)	Nutanix, Inc., Class A*	(247,893)
(18,368)	Yext, Inc.*	(176,517)

		(1,193,871)

	Asset Management & Custody Banks 0.7%
(2,168)	Ares Management Corp., Class A	(180,898)

	Automobile Manufacturers 0.5%
(91,465)	Workhorse Group, Inc.*	(121,648)

	Automotive Parts & Equipment 0.5%
(22,123)	Luminar Technologies, Inc.*	(143,578)

	Biotechnology 0.6%
(833)	Karuna Therapeutics, Inc.*	(151,306)

	Broadcasting 0.6%
(37,845)	iHeartMedia, Inc., Class A*	(147,596)

	Building Products 1.2%
(26,283)	JELD-WEN Holding, Inc.*	(332,743)

	Commercial Printing 0.8%
(12,606)	Deluxe Corp.	(201,696)

Shares		Value

	Commodity Chemicals 0.6%
(21,353)	PureCycle Technologies, Inc.*	$(149,471)

	Electrical Components & Equipment 1.2%
(14,007)	Plug Power, Inc.*	(164,162)
(8,374)	Sunrun, Inc.*	(168,736)

		(332,898)

	Electronic Equipment & Instruments 1.9%
(22,979)	Arlo Technologies, Inc.*	(139,253)
(147,178)	SmartRent, Inc.*	(375,304)

		(514,557)

	Health Care Equipment 2.4%
(8,402)	Alphatec Holdings, Inc.*	(131,072)
(8,508)	Nevro Corp.*	(307,564)
(19,201)	Pulmonx Corp.*	(214,667)

		(653,303)

	Health Care Technology 1.6%
(106,887)	American Well Corp., Class A*	(252,253)
(156,822)	Multiplan Corp.*	(166,232)

		(418,485)

	Heavy Electrical Equipment 0.7%
(9,537)	Bloom Energy Corp., Class A*	(190,072)

	Hotel & Resort REITs 0.9%
(20,092)	Park Hotels & Resorts, Inc.	(248,337)

	Hotels, Resorts & Cruise Lines 1.6%
(1,725)	Hyatt Hotels Corp., Class A*	(192,838)
(25,419)	Lindblad Expeditions Holdings, Inc.*	(243,005)

		(435,843)

	Interactive Home Entertainment 1.1%
(6,863)	ROBLOX Corp., Class A*	(308,698)

	Interactive Media & Services 0.9%
(105,135)	Angi, Inc.*	(238,656)

	Leisure Products 0.5%
(67,217)	AMMO, Inc.*	(132,417)

	Mortgage REITs 0.8%
(26,507)	Rithm Capital Corp.	(212,056)

	Multi-Utilities 0.5%
(4,192)	CenterPoint Energy, Inc.	(123,496)

	Oil & Gas Refining & Marketing 0.5%
(4,356)	Par Pacific Holdings, Inc.*	(127,195)

	Packaged Foods & Meats 0.5%
(801)	J M Smucker Co.	(126,053)

	Passenger Airlines 1.6%
(24,060)	Hawaiian Holdings, Inc.*	(220,390)
(50,066)	Joby Aviation, Inc.*	(217,286)

		(437,676)

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Personal Care Products 0.8%
(17,823)	Coty, Inc., Class A*	$(214,945)

	Pharmaceuticals 0.5%
(15,147)	Viatris, Inc.	(145,714)

	Real Estate Development 0.8%
(2,591)	Howard Hughes Corp.*	(207,280)

	Research & Consulting Services 1.2%
(27,834)	Dun & Bradstreet Holdings, Inc.	(326,771)

	Restaurants 0.7%
(24,696)	Sweetgreen, Inc., Class A*	(193,617)

	Semiconductors 0.6%
(2,567)	Wolfspeed, Inc.*	(166,727)

	Soft Drinks & Non-Alcoholic Beverages 0.6%
(1,788)	Celsius Holdings, Inc.*	(166,177)

	Trading Companies & Distributors 1.4%
(7,700)	Ftai Aviation Ltd.	(215,292)
(10,799)	Xometry, Inc., Class A*	(161,661)

		(376,953)

	Transaction & Payment Processing Services 0.6%
(14,099)	Affirm Holdings, Inc.*	(158,896)

	Total Investments Sold Short (proceeds $11,869,844) (36.4%)	(9,778,644)

	Total Investments, Net of Investments Sold Short (cost $20,261,927) 80.1%	21,533,113

	Other Assets less Liabilities 19.9%	5,341,429

	Net Assets 100.0%	$26,874,542

	*Non-income producing. ††All or a portion of this security has been designated as collateral for short sales. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Long/Short Alpha Fund ’s investments excluding securities sold short, were in the following countries:

Country	%
Israel	2.1
United States	97.9

TOTAL	100.0%

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.9%

	Advertising 1.9%
506,025	Thryv Holdings, Inc.*	$11,668,936

	Alternative Carriers 0.5%
194,833	Bandwidth, Inc., Class A*	2,961,462

	Apparel Retail 1.9%
160,096	Boot Barn Holdings, Inc.*	12,269,757

	Application Software 7.3%
187,529	Agilysys, Inc.*	15,473,018
518,757	Asure Software, Inc.*	7,521,977
403,499	CS Disco, Inc.*	2,679,233
548,678	Enfusion, Inc., Class A*	5,761,119
133,730	Sprout Social, Inc., Class A*	8,141,482
1,360,110	Weave Communications, Inc.*	6,759,747

		46,336,576

	Automotive Parts & Equipment 3.3%
117,257	Patrick Industries, Inc.	8,068,454
191,396	XPEL, Inc.*	13,005,358

		21,073,812

	Biotechnology 3.3%
342,286	Atara Biotherapeutics, Inc.*	992,629
613,968	BriaCell Therapeutics Corp.*	4,574,062
84,125	Denali Therapeutics, Inc.*	1,938,240
203,425	Dyne Therapeutics, Inc.*	2,343,456
77,667	Kymera Therapeutics, Inc.*	2,301,273
281,088	MacroGenics, Inc.*	2,015,401
364,784	Nkarta, Inc.*	1,294,983
159,306	Nurix Therapeutics, Inc.*	1,414,637
997,280	Sangamo Therapeutics, Inc.*	1,755,213
151,393	Viking Therapeutics, Inc.*	2,520,694

		21,150,588

	Building Products 2.7%
60,727	CSW Industrials, Inc.	8,436,802
895,488	Janus International Group, Inc.*	8,829,512

		17,266,314

	Casinos & Gaming 1.0%
423,766	NeoGames SA*	6,441,243

	Construction & Engineering 1.6%
364,799	Construction Partners, Inc., Class A*	9,827,685

	Consumer Finance 1.3%
985,631	EZCORP, Inc., Class A*	8,476,427

	Data Processing & Outsourced Services 1.2%
524,649	TaskUS, Inc., Class A*	7,575,932

	Distillers & Vintners 0.2%
843,723	Vintage Wine Estates, Inc.*	902,784

	Electrical Components & Equipment 2.3%
367,551	Allied Motion Technologies, Inc.	14,205,846

Shares		Value

	Electronic Equipment & Instruments 3.2%
431,494	Napco Security Technologies, Inc.*	$16,215,544
411,914	nLight, Inc.*	4,193,285

		20,408,829

	Environmental & Facilities Services 3.1%
543,269	Heritage-Crystal Clean, Inc.*	19,345,809

	Financial Exchanges & Data 0.7%
628,434	Open Lending Corp., Class A*	4,424,175

	Health Care Equipment 1.2%
444,208	Paragon 28, Inc.*	7,582,631

	Health Care Facilities 1.9%
820,912	Pennant Group, Inc.*	11,722,623

	Health Care Services 4.3%
174,755	Addus HomeCare Corp.*	18,656,844
387,426	Castle Biosciences, Inc.*	8,802,319

		27,459,163

	Health Care Supplies 6.0%
237,991	OrthoPediatrics Corp.*	10,540,621
245,700	Silk Road Medical, Inc.*	9,614,241
134,707	UFP Technologies, Inc.*	17,490,357

		37,645,219

	Health Care Technology 2.2%
206,438	Simulations Plus, Inc.	9,070,886
875,284	Tabula Rasa HealthCare, Inc.*	4,892,837

		13,963,723

	Home Furnishings 0.4%
860,315	Purple Innovation, Inc.*	2,271,232

	Homebuilding 1.7%
813,629	Dream Finders Homes, Inc., Class A*	10,780,584

	Human Resource & Employment Services 0.9%
500,929	DLH Holdings Corp.*	5,745,656

	Industrial Machinery & Supplies & Components 7.1%
255,382	Helios Technologies, Inc.	16,701,983
83,950	Kadant, Inc.	17,505,254
389,052	Kornit Digital Ltd.*	7,532,046
3,316,704	Markforged Holding Corp.*	3,180,056

		44,919,339

	Insurance Brokers 2.5%
194,190	Goosehead Insurance, Inc., Class A*	10,136,718
613,024	Hagerty, Inc., Class A*	5,357,830

		15,494,548

	IT Consulting & Other Services 1.7%
943,869	Grid Dynamics Holdings, Inc.*	10,816,739

	Leisure Facilities 1.5%
305,119	Xponential Fitness, Inc., Class A*	9,272,566

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Leisure Products 1.9%
387,449	MasterCraft Boat Holdings, Inc.*	$11,790,073

	Life Sciences Tools & Services 0.3%
478,068	Inotiv, Inc.*	2,070,034

	Oil & Gas Equipment & Services 1.7%
483,938	DMC Global, Inc.*	10,632,118

	Packaged Foods & Meats 1.4%
135,110	Freshpet, Inc.*	8,942,931

	Pharmaceuticals 0.8%
1,128,227	Esperion Therapeutics, Inc.*	1,793,881
30,560	Intra-Cellular Therapies, Inc.*	1,654,824
7,861,171	PharmaCielo Ltd.* ‡‡	1,366,907

		4,815,612

	Regional Banks 2.4%
395,056	Esquire Financial Holdings, Inc.	15,446,690

	Research & Consulting Services 2.4%
140,738	ICF International, Inc.	15,438,959

	Restaurants 2.6%
317,211	Chuy’s Holdings, Inc.*	11,372,014
79,827	Kura Sushi USA, Inc., Class A*	5,255,810

		16,627,824

	Semiconductor Materials & Equipment 6.4%
146,311	Nova Ltd.*	15,285,110
236,019	PDF Solutions, Inc.*	10,007,205
727,298	Veeco Instruments, Inc.*	15,367,807

		40,660,122

	Semiconductors 2.8%
67,796	Impinj, Inc.*	9,187,714
61,711	SiTime Corp.*	8,777,155

		17,964,869

	Systems Software 2.6%
71,874	CyberArk Software Ltd.*	10,635,915
128,384	Rapid7, Inc.*	5,894,109

		16,530,024

	Trading Companies & Distributors 3.0%
213,981	Transcat, Inc.*	19,127,762

	Transaction & Payment Processing Services 1.7%
1,933,333	Cantaloupe, Inc.*	11,019,998

	Total Common Stocks (cost $555,679,174)	613,077,214

	PREFERRED STOCKS 1.6%

	Textiles 1.6%
339,559	Johnnie-O Holdings, Inc., Series A Pfd.* *** †	10,183,374

	Total Preferred Stocks (cost $10,000,013)	10,183,374

Shares		Value

	WARRANTS 0.1%

	Pharmaceuticals 0.1%
1,202,790	Esperion Therapeutics, Inc., expiring 9/22/2026**** †	$661,535

45,000	IM Cannabis Corp., expiring 5/7/2026**** †	—

		661,535

	Total Warrants (cost $1,230,197)	661,535

	Total Investments (cost $566,909,384) 98.6%	623,922,123

	Other Assets less Liabilities 1.4%	8,927,795

	Net Assets 100.0%	$632,849,918

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security was purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2023 amounted to approximately $10,844,909 and represented 1.71% of net assets.

‡‡Affiliated company (see Note 8).

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Micro Cap Fund’s investments were in the following countries:

Country	%
Canada	0.9
Israel	6.4
United States	92.7

TOTAL	100.0%

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.5%

	Agricultural Products & Services 0.6%
82,121	Winfarm SAS*	$1,870,265

	Air Freight & Logistics 1.5%
670,000	Radiant Logistics, Inc.*	4,395,200

	Apparel Retail 1.2%
136,000	Shoe Carnival, Inc.	3,488,400

	Application Software 1.1%
692,400	Weave Communications, Inc.*	3,441,228

	Asset Management & Custody Banks 1.1%
813,000	Fiducian Group Ltd.	3,255,371

	Automotive Parts & Equipment 1.3%
55,000	Patrick Industries, Inc.	3,784,550

	Automotive Retail 0.7%
373,000	CarParts.com, Inc.*	1,991,820

	Biotechnology 0.5%
163,000	BioAtla, Inc.*	436,840
56,000	Viking Therapeutics, Inc.*	932,400

		1,369,240

	Casinos & Gaming 2.6%
576,000	Full House Resorts, Inc.*	4,164,480
249,000	NeoGames SA*	3,784,800

		7,949,280

	Commercial & Residential Mortgage Finance 1.8%
493,000	Mortgage Advice Bureau Holdings Ltd.	4,512,580
85,950	Velocity Financial, Inc.*	776,129

		5,288,709

	Communications Equipment 3.6%
124,500	Digi International, Inc.*	4,193,160
275,300	Harmonic, Inc.*	4,016,627
586,000	Lantronix, Inc.*	2,543,240

		10,753,027

	Construction & Engineering 6.6%
65,400	Argan, Inc.	2,646,738
187,714	Bowman Consulting Group Ltd.*	5,389,269
228,000	Construction Partners, Inc., Class A*	6,142,320
152,700	Sterling Infrastructure, Inc.*	5,784,276

		19,962,603

	Consumer Finance 1.9%
661,000	EZCORP, Inc., Class A*	5,684,600

	Diversified Metals & Mining 1.4%
1,061,000	Critical Elements Lithium Corp.*	2,001,887
8,156,020	Talon Metals Corp.*	2,172,525

		4,174,412

	Diversified Support Services 1.4%
2,847,000	Johnson Service Group PLC	4,298,758

Shares		Value

	Electrical Components & Equipment 1.3%
100,000	Allied Motion Technologies, Inc.	$3,865,000

	Electronic Equipment & Instruments 2.8%
342,800	Luna Innovations, Inc.*	2,464,732
159,456	Napco Security Technologies, Inc.*	5,992,356

		8,457,088

	Electronic Manufacturing Services 2.4%
23,000	Fabrinet*	2,731,480
183,400	Kimball Electronics, Inc.*	4,419,940

		7,151,420

	Environmental & Facilities Services 0.6%
239,500	Aris Water Solution, Inc., Class A	1,865,705

	Food Distributors 1.5%
132,700	Chefs’ Warehouse, Inc.*	4,518,435

	Health Care Equipment 2.1%
482,557	Biomerica, Inc.*	902,381
473,927	Brainsway Ltd., ADR*	831,742
143,000	Inmode Ltd.*	4,570,280

		6,304,403

	Health Care Services 4.2%
36,000	Addus HomeCare Corp.*	3,843,360
408,000	InfuSystem Holdings, Inc.*	3,162,000
594,139	Viemed Healthcare, Inc.*	5,739,383

		12,744,743

	Health Care Supplies 1.1%
73,000	OrthoPediatrics Corp.*	3,233,170

	Health Care Technology 3.7%
597,539	Instem PLC*	4,630,817
55,905	Nexus AG	3,324,776
222,000	OptimizeRx Corp.*	3,247,860

		11,203,453

	Home Furnishings 0.7%
71,000	Lovesac Co.*	2,051,900

	Homebuilding 3.3%
132,600	Skyline Champion Corp.*	9,975,498

	Industrial Machinery & Supplies & Components 3.1%
231,300	Graham Corp.*	3,025,404
29,000	John Bean Technologies Corp.	3,169,410
15,000	Kadant, Inc.	3,127,800

		9,322,614

	Integrated Telecommunication Services 0.9%
213,800	Ooma, Inc.*	2,674,638

	Investment Banking & Brokerage 1.8%
268,000	JDC Group AG*	5,391,483

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	IT Consulting & Other Services 3.7%
1,046,514	AgileThought, Inc.*	$3,296,519
376,000	Grid Dynamics Holdings, Inc.*	4,308,960
1,270,300	Pivotree, Inc.*	3,383,707

		10,989,186

	Leisure Products 1.6%
199,000	Clarus Corp.	1,880,550
110,000	Vista Outdoor, Inc.*	3,048,100

		4,928,650

	Life Sciences Tools & Services 1.4%
199,000	Ergomed PLC*	2,494,238
381,500	Inotiv, Inc.*	1,651,895

		4,146,133

	Metals & Mining 0.2%
234,578	Foran Mining Corp.*	685,596

	Mortgage REITs 1.0%
260,000	AFC Gamma, Inc.	3,161,600

	Movies & Entertainment 1.0%
1,169,027	Thunderbird Entertainment Group, Inc.*	2,897,699

	Oil & Gas Exploration & Production 0.2%
2,965,448	New Stratus Energy, Inc.*	669,228

	Packaged Foods & Meats 1.4%
484,000	Hilton Food Group PLC	4,143,308

	Pharmaceuticals 2.1%
469,205	Biote Corp., Class A*	2,904,379
163,000	Harrow Health, Inc.*	3,449,080

		6,353,459

	Property & Casualty Insurance 1.7%
74,750	HCI Group, Inc.	4,006,600
51,213	Skyward Specialty Insurance Group, Inc.*	1,120,028

		5,126,628

	Regional Banks 5.6%
99,000	Axos Financial, Inc.*	3,655,080
135,158	California BanCorp*	2,636,933
175,300	Esquire Financial Holdings, Inc.	6,854,230
633,000	Sterling Bancorp, Inc.*	3,582,780

		16,729,023

	Research & Consulting Services 3.7%
55,115	ICF International, Inc.	6,046,116
2,792,000	Knights Group Holdings PLC	2,245,624
167,000	Red Violet, Inc.*	2,939,200

		11,230,940

	Restaurants 1.8%
236,000	El Pollo Loco Holdings, Inc.	2,263,240
673,673	Noodles & Co.*	3,267,314

		5,530,554

	Semiconductor Materials & Equipment 1.3%
189,000	Veeco Instruments, Inc.*	3,993,570

Shares		Value

	Semiconductors 4.0%
67,200	Impinj, Inc.*	$9,106,944
21,000	SiTime Corp.*	2,986,830

		12,093,774

	Silver Mining 0.3%
97,000	Aya Gold & Silver, Inc.*	780,881

	Specialized Finance 1.0%
86,000	A-Mark Precious Metals, Inc.	2,979,900

	Steel 1.3%
80,000	Haynes International, Inc.	4,007,200

	Systems Software 1.2%
80,100	Rapid7, Inc.*	3,677,391

	Trading Companies & Distributors 3.9%
122,000	ADENTRA, Inc.	2,327,162
111,000	Global Industrial Co.	2,979,240
232,724	Karat Packaging, Inc.	3,102,211
25,000	Veritiv Corp.	3,378,500

		11,787,113

	Transaction & Payment Processing Services 1.3%
153,521	i3 Verticals, Inc., Class A*	3,765,870

	Water Utilities 0.0%
2,652	Consolidated Water Co. Ltd.	43,572

	Total Common Stocks (cost $247,953,955)	290,188,288

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals LLC* *** †	505

	Total Limited Liability Company Membership Interest (cost $30,001)	505

	WARRANTS 0.0%

	Trading Companies & Distributors 0.0%
14,476	Greenlane Holdings, Inc., expiring 2/24/2026**** †	—

	Total Warrants (cost $396,902)	—

	Total Investments§ (cost $248,380,858) 96.5%	290,188,793

	Other Assets less Liabilities 3.5%	10,370,361

	Net Assets 100.0%	$300,559,154

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security was purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2023 amounted to approximately $505 and represented 0.00% of net assets.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 5.94%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2023, the Wasatch Micro Cap Value Fund’s investments were in the following countries:

Country	%
Australia	1.1
Canada	5.1
France	0.7
Germany	3.0
Israel	3.2
United Kingdom	7.7
United States	79.2

TOTAL	100.0%

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.6%

	Apparel Retail 2.3%
628,294	Boot Barn Holdings, Inc.*	$48,152,452

	Application Software 7.2%
461,848	Five9, Inc.*	33,386,992
1,069,918	nCino, Inc.*	26,512,568
316,420	Paylocity Holding Corp.*	62,897,968
518,763	Sprout Social, Inc., Class A*	31,582,291

		154,379,819

	Asset Management & Custody Banks 2.1%
1,808,043	StepStone Group, Inc., Class A	43,881,204

	Automotive Parts & Equipment 5.3%
555,903	Fox Factory Holding Corp.*	67,469,947
670,618	XPEL, Inc.*	45,568,493

		113,038,440

	Biotechnology 2.8%
492,958	Allovir, Inc.*	1,942,255
2,371,687	Atara Biotherapeutics, Inc.*	6,877,892
1,598,658	C4 Therapeutics, Inc.*	5,019,786
145,181	Denali Therapeutics, Inc.*	3,344,970
761,660	Dyne Therapeutics, Inc.*	8,774,323
268,635	Kymera Therapeutics, Inc.*	7,959,655
1,293,397	Nkarta, Inc.*	4,591,559
879,296	Nurix Therapeutics, Inc.*	7,808,149
3,030,155	Sangamo Therapeutics, Inc.*	5,333,073
448,439	Viking Therapeutics, Inc.*	7,466,509

		59,118,171

	Broadline Retail 3.3%
865,366	Global-e Online Ltd.*	27,890,746
721,051	Ollie’s Bargain Outlet Holdings, Inc.*	41,777,695

		69,668,441

	Building Products 3.8%
505,893	AAON, Inc.	48,914,794
1,373,067	AZEK Co., Inc.*	32,321,997

		81,236,791

	Data Processing & Outsourced Services 0.8%
1,143,382	TaskUS, Inc., Class A*	16,510,436

	Distillers & Vintners 0.2%
4,868,053	Vintage Wine Estates, Inc.* ‡‡	5,208,817

	Financial Exchanges & Data 0.7%
2,029,469	Open Lending Corp., Class A*	14,287,462

	Health Care Equipment 3.3%
324,152	Axonics, Inc.*	17,685,733
221,358	Inspire Medical Systems, Inc.*	51,813,267

		69,499,000

	Health Care Facilities 4.2%
949,848	Ensign Group, Inc.	90,748,478

Shares		Value

	Health Care Services 0.9%
824,664	Castle Biosciences, Inc.*	$18,736,366

	Health Care Supplies 4.0%
2,984,856	Neogen Corp.*	55,279,533
788,059	Silk Road Medical, Inc.*	30,836,749

		86,116,282

	Home Improvement Retail 2.5%
540,117	Floor & Decor Holdings, Inc., Class A*	53,050,292

	Homebuilding 2.4%
442,838	LGI Homes, Inc.*	50,496,817

	Industrial Machinery & Supplies & Components 6.6%
829,124	Helios Technologies, Inc.	54,224,710
821,290	Kornit Digital Ltd.*	15,900,174
302,354	RBC Bearings, Inc.*	70,366,846

		140,491,730

	Insurance Brokers 1.4%
592,982	Goosehead Insurance, Inc., Class A*	30,953,660

	Interactive Media & Services 1.8%
2,409,083	ZipRecruiter, Inc., Class A*	38,400,783

	IT Consulting & Other Services 3.3%
253,600	Globant SA*	41,592,936
2,495,825	Grid Dynamics Holdings, Inc.*	28,602,155

		70,195,091

	Leisure Products 1.9%
1,019,885	YETI Holdings, Inc.*	40,795,400

	Life Sciences Tools & Services 3.5%
393,764	Medpace Holdings, Inc.*	74,047,320

	Managed Health Care 3.4%
1,241,595	HealthEquity, Inc.*	72,894,042

	Other Specialty Retail 3.1%
318,452	Five Below, Inc.*	65,591,558

	Packaged Foods & Meats 1.1%
357,818	Freshpet, Inc.*	23,683,973

	Personal Care Products 3.2%
2,013,183	BellRing Brands, Inc.*	68,448,222

	Pharmaceuticals 2.1%
86,258	Arvinas, Inc.*	2,356,569
4,060,881	Esperion Therapeutics, Inc.*	6,456,801
682,262	Intra-Cellular Therapies, Inc.*	36,944,487

		45,757,857

	Regional Banks 2.5%
975,247	Pinnacle Financial Partners, Inc.	53,794,625

	Semiconductor Materials & Equipment 3.9%
792,997	Nova Ltd.*	82,844,397

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Semiconductors 1.3%
194,624	SiTime Corp.*	$27,681,372

	Specialized Consumer Services 1.2%
2,956,334	Mister Car Wash, Inc.*	25,483,599

	Systems Software 5.5%
460,116	CyberArk Software Ltd.*	68,087,966
1,419,968	JFrog Ltd.*	27,973,369
446,376	Rapid7, Inc.*	20,493,122

		116,554,457

	Trading Companies & Distributors 3.1%
477,024	SiteOne Landscape Supply, Inc.*	65,290,275

	Transaction & Payment Processing Services 2.9%
560,995	Euronet Worldwide, Inc.*	62,775,341

	Total Common Stocks (cost $1,877,527,777)	2,079,812,970

	PREFERRED STOCKS 1.2%

	Semiconductor Materials & Equipment 0.0%
184,939	Nanosys, Inc., Series A-1 Pfd.* *** †	147,951
991,999	Nanosys, Inc., Series A-2 Pfd.* *** †	793,599

		941,550

	Systems Software 0.3%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	7,111,212

	Textiles 0.9%
611,205	Johnnie-O Holdings, Inc., Series A Pfd.* *** † ‡‡	18,330,038

	Total Preferred Stocks (cost $28,184,928)	26,382,800

Shares		Value

	WARRANTS 0.1%

	Pharmaceuticals 0.1%
2,908,006	Esperion Therapeutics, Inc., expiring 9/22/2026* *** †	$1,599,404

	Total Warrants (cost $1,411,160)	1,599,404

	Total Investments (cost $1,907,123,865) 98.9%	2,107,795,174

	Other Assets less Liabilities 1.1%	24,194,632

	Net Assets 100.0%	$2,131,989,806

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security was purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2023 amounted to approximately $27,982,204 and represented 1.31% of net assets.

‡‡Affiliated company (see Note 8).

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Small Cap Growth Fund’s investments were in the following countries:

Country	%
Israel	9.2
United States	90.8

TOTAL	100.0%

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 103.1%

	Advertising 0.2%
83,344	Thryv Holdings, Inc.*	$1,921,913

	Aerospace & Defense 0.0%
1,000	HEICO Corp., Class A	135,900

	Application Software 3.1%
235,497	Five9, Inc.*	17,024,078
302,930	Guidewire Software, Inc.*	24,855,407

		41,879,485

	Asset Management & Custody Banks 5.6%
1,062,713	Artisan Partners Asset Management, Inc., Class A	33,985,562
545,059	Hamilton Lane, Inc., Class A	40,323,465

		74,309,027

	Automotive Parts & Equipment 2.0%
223,626	Fox Factory Holding Corp.*	27,141,488

	Biotechnology 1.5%
1,373,334	Atara Biotherapeutics, Inc.*	3,982,668
500,432	C4 Therapeutics, Inc.*	1,571,356
526,186	Dyne Therapeutics, Inc.*	6,061,663
157,881	Kymera Therapeutics, Inc.*	4,678,014
475,844	Nurix Therapeutics, Inc.*	4,225,495

		20,519,196

	Broadcasting 1.0%
76,990	Nexstar Media Group, Inc.	13,293,093

	Broadline Retail 2.1%
474,473	Ollie’s Bargain Outlet Holdings, Inc.*	27,490,966

	Building Products 3.5%
2,439,843	Janus International Group, Inc.*	24,056,852
474,972	Trex Co., Inc.*	23,116,887

		47,173,739

	Cargo Ground Transportation 2.0%
96,898	Saia, Inc.*	26,364,008

	Commodity Chemicals 3.7%
350,756	AdvanSix, Inc.	13,423,432
1,015,304	Valvoline, Inc.	35,474,722

		48,898,154

	Construction & Engineering 1.2%
588,605	Construction Partners, Inc., Class A*	15,857,019

	Data Processing & Outsourced Services 0.6%
537,072	TaskUS, Inc., Class A*	7,755,320

	Diversified Chemicals 0.8%
371,294	Huntsman Corp.	10,158,604

	Education Services 2.6%
300,261	Grand Canyon Education, Inc.*	34,199,728

Shares		Value

	Electronic Components 1.1%
632,069	Vishay Intertechnology, Inc.	$14,297,401

	Electronic Manufacturing Services 2.4%
273,849	Fabrinet*	32,522,307

	Financial Exchanges & Data 0.7%
1,393,224	Open Lending Corp., Class A*	9,808,297

	Health Care Equipment 1.3%
561,227	Inmode Ltd.*	17,936,815

	Health Care Facilities 3.9%
541,902	Ensign Group, Inc.	51,773,317

	Health Care Supplies 3.1%
835,165	Neogen Corp.*	15,467,256
199,515	UFP Technologies, Inc.*	25,905,027

		41,372,283

	Home Furnishings 1.0%
455,536	Lovesac Co.*	13,164,990

	Homebuilding 6.2%
301,698	Century Communities, Inc.	19,284,536
170,888	LGI Homes, Inc.*	19,486,359
589,339	Skyline Champion Corp.*	44,335,973

		83,106,868

	Industrial Machinery & Supplies & Components 7.1%
155,861	Albany International Corp., Class A	13,927,739
387,201	Helios Technologies, Inc.	25,322,945
267,065	Kadant, Inc.	55,688,394

		94,939,078

	Investment Banking & Brokerage 2.6%
910,080	Moelis & Co., Class A	34,983,475

	Leisure Products 2.8%
563,575	Vista Outdoor, Inc.*	15,616,663
544,609	YETI Holdings, Inc.*	21,784,360

		37,401,023

	Life Sciences Tools & Services 2.3%
5,000	Inotiv, Inc.*	21,650
162,170	Medpace Holdings, Inc.*	30,496,068

		30,517,718

	Managed Health Care 2.1%
482,839	HealthEquity, Inc.*	28,347,478

	Mortgage REITs 1.2%
1,389,731	Arbor Realty Trust, Inc.	15,968,009

	Oil & Gas Equipment & Services 1.5%
470,779	Cactus, Inc., Class A	19,410,218

	Oil & Gas Exploration & Production 4.0%
1,390,390	Magnolia Oil & Gas Corp., Class A	30,421,733
485,301	Matador Resources Co.	23,124,593

		53,546,326

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Paper Products 0.9%
1,201,784	Mercer International, Inc.	$11,747,439

	Pharmaceuticals 1.1%
273,463	Intra-Cellular Therapies, Inc.*	14,808,021

	Regional Banks 9.7%
803,763	Axos Financial, Inc.*	29,674,930
982,990	Bank OZK	33,618,258
640,991	FB Financial Corp.	19,922,000
368,729	Hancock Whitney Corp.	13,421,736
221,327	Pinnacle Financial Partners, Inc.	12,208,397
380,808	ServisFirst Bancshares, Inc.	20,803,541

		129,648,862

	Self Storage REITs 2.4%
776,035	National Storage Affiliates Trust	32,422,742

	Semiconductor Materials & Equipment 4.6%
355,252	Nova Ltd.*	37,113,177
1,169,878	Veeco Instruments, Inc.*	24,719,522

		61,832,699

	Specialized Consumer Services 1.0%
1,552,230	Mister Car Wash, Inc.*	13,380,223

	Specialty Chemicals 3.1%
408,851	Innospec, Inc.	41,976,732

	Steel 2.3%
290,327	Commercial Metals Co.	14,196,990
466,300	Ryerson Holding Corp.	16,963,994

		31,160,984

Shares		Value

	Trading Companies & Distributors 2.1%
278,782	Triton International Ltd.	$17,624,598
81,288	Veritiv Corp.	10,985,260

		28,609,858

	Transaction & Payment Processing Services 2.7%
317,714	Euronet Worldwide, Inc.*	35,552,197

	Total Common Stocks (cost $1,182,628,216)	1,377,333,000

	Total Investments (cost $1,182,628,216) 103.1%	1,377,333,000

	Liabilities less Other Assets (3.1%)	(42,042,144)

	Net Assets 100.0%	$1,335,290,856

	*Non-income producing. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Small Cap Value Fund’s investments were in the following countries:

Country	%
Israel	4.0
United States	96.0

TOTAL	100.0%

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.1%

	Application Software 10.9%
549,354	Five9, Inc.*	$39,712,801
86,520	HubSpot, Inc.*	37,095,450
199,196	Paylocity Holding Corp.*	39,596,181
639,431	Q2 Holdings, Inc.*	15,742,791
297,060	Sprout Social, Inc., Class A*	18,085,013

		150,232,236

	Biotechnology 7.1%
443,243	Allovir, Inc.*	1,746,377
1,881,974	Atara Biotherapeutics, Inc.*	5,457,725
876,668	BioAtla, Inc.*	2,349,470
1,342,841	C4 Therapeutics, Inc.*	4,216,521
226,049	Denali Therapeutics, Inc.*	5,208,169
607,013	Dyne Therapeutics, Inc.*	6,992,790
332,806	Exact Sciences Corp.*	22,567,575
958,607	Exagen, Inc.* ‡‡	2,329,415
240,479	Kymera Therapeutics, Inc.*	7,125,393
987,112	MacroGenics, Inc.*	7,077,593
1,398,555	Nkarta, Inc.*	4,964,870
781,845	Nurix Therapeutics, Inc.*	6,942,783
5,454,568	Sangamo Therapeutics, Inc.*	9,600,040
695,988	Viking Therapeutics, Inc.*	11,588,200

		98,166,921

	Broadline Retail 1.4%
344,100	Ollie’s Bargain Outlet Holdings, Inc.*	19,937,154

	Building Products 2.2%
633,033	Trex Co., Inc.*	30,809,716

	Distillers & Vintners 0.3%
3,834,725	Vintage Wine Estates, Inc.* ‡‡	4,103,156

	Financial Exchanges & Data 4.0%
57,603	MarketAxess Holdings, Inc.	22,539,478
2,034,145	Open Lending Corp., Class A*	14,320,381
237,543	Tradeweb Markets, Inc., Class A	18,770,648

		55,630,507

	Health Care Equipment 7.4%
1,252,204	Artivion, Inc.*	16,403,872
578,771	AtriCure, Inc.*	23,990,058
544,713	Conformis, Inc.* ‡‡	871,541
204,552	Inspire Medical Systems, Inc.*	47,879,487
769,525	Paragon 28, Inc.*	13,135,792

		102,280,750

	Health Care Services 2.0%
1,205,751	Castle Biosciences, Inc.*	27,394,663

	Health Care Supplies 3.6%
4,780,050	Cerus Corp.*	14,196,748
897,138	Silk Road Medical, Inc.*	35,105,010

		49,301,758

	Health Care Technology 1.5%
112,190	Veeva Systems, Inc., Class A*	20,619,400

	Home Improvement Retail 3.6%
500,566	Floor & Decor Holdings, Inc., Class A*	49,165,593

Shares		Value

	Homebuilding 3.3%
145,587	LGI Homes, Inc.*	$16,601,286
389,433	Skyline Champion Corp.*	29,297,044

		45,898,330

	Industrial Machinery & Supplies & Components 2.0%
565,195	Kornit Digital Ltd.*	10,942,175
74,185	RBC Bearings, Inc.*	17,265,075

		28,207,250

	Insurance Brokers 1.1%
283,599	Goosehead Insurance, Inc., Class A*	14,803,868

	Internet Services & Infrastructure 1.4%
2,164,818	BigCommerce Holdings, Inc., Series 1*	19,353,473

	IT Consulting & Other Services 3.3%
369,614	Endava PLC, ADR*	24,830,668
130,166	Globant SA*	21,348,526

		46,179,194

	Leisure Products 0.5%
944,979	Solo Brands, Inc., Class A*	6,784,949

	Managed Health Care 2.1%
486,124	HealthEquity, Inc.*	28,540,340

	Metal, Glass & Plastic Containers 1.1%
540,590	TriMas Corp.	15,060,837

	Oil & Gas Exploration & Production 2.4%
1,063,483	Magnolia Oil & Gas Corp., Class A	23,269,008
195,585	Matador Resources Co.	9,319,625

		32,588,633

	Other Specialty Retail 3.1%
207,753	Five Below, Inc.*	42,790,885

	Packaged Foods & Meats 3.7%
777,344	Freshpet, Inc.*	51,452,399

	Pharmaceuticals 4.3%
128,656	Arvinas, Inc.*	3,514,882
3,595,975	Esperion Therapeutics, Inc.*	5,717,600
932,935	Intra-Cellular Therapies, Inc.*	50,518,430

		59,750,912

	Regional Banks 3.0%
893,415	Bank OZK	30,554,793
189,181	Pinnacle Financial Partners, Inc.	10,435,224

		40,990,017

	Semiconductor Materials & Equipment 7.5%
596,846	Kulicke & Soffa Industries, Inc.	31,447,816
358,634	Nova Ltd.*	37,466,494
827,227	PDF Solutions, Inc.*	35,074,425

		103,988,735

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Semiconductors 5.9%
76,834	Monolithic Power Systems, Inc.	$38,458,490
289,712	Power Integrations, Inc.	24,521,224
133,380	SiTime Corp.*	18,970,637

		81,950,351

	Specialty Chemicals 2.7%
300,517	Balchem Corp.	38,009,390

	Systems Software 5.7%
238,041	CyberArk Software Ltd.*	35,225,307
954,424	JFrog Ltd.*	18,802,153
171,994	Monday.com Ltd.*	24,552,144

		78,579,604

	Transaction & Payment Processing Services 1.0%
196,653	Block, Inc.*	13,500,229

	Total Common Stocks (cost $1,315,012,336)	1,356,071,250

	PREFERRED STOCKS 1.1%

	Semiconductor Materials & Equipment 0.0%
46,235	Nanosys, Inc., Series A-1 Pfd.* *** †	36,988
248,000	Nanosys, Inc., Series A-2 Pfd.* *** †	198,400

		235,388

	Textiles 1.1%
509,338	Johnnie-O Holdings, Inc., Series A Pfd.* *** † ‡‡	15,275,046

	Total Preferred Stocks (cost $15,546,240)	15,510,434

	WARRANTS 0.2%

	Insurance Brokers 0.1%
450,000	Hagerty, Inc., expiring 12/2/2026* *** †	783,000

Shares		Value

	Pharmaceuticals 0.1%
2,161,987	Esperion Therapeutics, Inc., expiring 9/22/2026* *** †	$1,189,093

	Total Warrants (cost $2,624,153)	1,972,093

	Total Investments (cost $1,333,182,728) 99.4%	1,373,553,777

	Other Assets less Liabilities 0.6%	8,650,074

	Net Assets 100.0%	$1,382,203,851

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security was purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2023 amounted to approximately $17,482,527 and represented 1.26% of net assets.

‡‡Affiliated company (see Note 8).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch Ultra Growth Fund’s investments were in the following countries:

Country	%
Israel	7.9
United Kingdom	1.8
United States	90.3

TOTAL	100.0%

Wasatch U.S. Select Fund (WAUSX / WGUSX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.2%

	Aerospace & Defense 4.1%
2,915	HEICO Corp., Class A	$396,148

	Application Software 22.8%
1,033	ANSYS, Inc.*	343,782
2,051	Five9, Inc.*	148,267
3,421	Guidewire Software, Inc.*	280,693
395	HubSpot, Inc.*	169,356
1,099	Paylocity Holding Corp.*	218,459
947	Roper Technologies, Inc.	417,334
875	Tyler Technologies, Inc.*	310,310
1,501	Workday, Inc., Class A*	310,017

		2,198,218

	Asset Management & Custody Banks 3.1%
4,049	Hamilton Lane, Inc., Class A	299,545

	Automotive Parts & Equipment 2.1%
1,624	Fox Factory Holding Corp.*	197,105

	Building Products 2.5%
4,950	Trex Co., Inc.*	240,917

	Cargo Ground Transportation 2.9%
832	Old Dominion Freight Line, Inc.	283,579

	Commodity Chemicals 3.3%
9,040	Valvoline, Inc.	315,858

	Distributors 2.5%
695	Pool Corp.	237,996

	Diversified Support Services 4.1%
5,256	Copart, Inc.*	395,304

	Electrical Components & Equipment 4.5%
2,962	AMETEK, Inc.	430,467

	Electronic Components 4.3%
5,033	Amphenol Corp., Class A	411,297

	Electronic Equipment & Instruments 5.3%
4,776	Cognex Corp.	236,651
1,729	Novanta, Inc.*	275,066

		511,717

	Financial Exchanges & Data 5.4%
762	MarketAxess Holdings, Inc.	298,163
1,109	Morningstar, Inc.	225,160

		523,323

	Health Care Equipment 1.7%
703	Inspire Medical Systems, Inc.*	164,551

	Health Care Facilities 4.1%
4,150	Ensign Group, Inc.	396,491

	Health Care Technology 2.6%
1,359	Veeva Systems, Inc., Class A*	249,771

	Home Improvement Retail 1.7%
1,707	Floor & Decor Holdings, Inc., Class A*	167,662

Shares		Value

	IT Consulting & Other Services 1.8%
1,042	Globant SA*	$170,898

	Life Sciences Tools & Services 5.0%
1,335	ICON PLC*	285,143
1,020	Medpace Holdings, Inc.*	191,811

		476,954

	Managed Health Care 3.6%
5,868	HealthEquity, Inc.*	344,510

	Other Specialty Retail 2.1%
1,001	Five Below, Inc.*	206,176

	Regional Banks 2.6%
7,286	Bank OZK	249,181

	Semiconductors 2.2%
430	Monolithic Power Systems, Inc.	215,232

	Specialty Chemicals 3.7%
2,782	Balchem Corp.	351,867

	Transaction & Payment Processing Services 1.2%
1,611	Block, Inc.*	110,595

	Total Common Stocks (cost $8,850,192)	9,545,362

	Total Investments (cost $8,850,192) 99.2%	9,545,362

	Other Assets less Liabilities 0.8%	78,559

	Net Assets 100.0%	$9,623,921

	*Non-income producing.

	See Notes to Financial Statements.

At March 31, 2023, the Wasatch U.S. Select Fund’s investments were in the following countries:

Country	%
Ireland	3.0
United States	97.0

TOTAL	100.0%

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2023 (Unaudited)

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 98.4%
$114,000,000	U.S. Treasury Bond, 1.25%, 5/15/50	$65,955,235
103,300,000	U.S. Treasury Bond, 1.375%, 8/15/50	61,758,066
68,000,000	U.S. Treasury Bond, 1.875%, 11/15/51	46,088,594
54,900,000	U.S. Treasury Bond, 2.25%, 8/15/46	41,301,528
45,530,000	U.S. Treasury Bond, 3.00%, 8/15/48	39,612,878
22,150,000	U.S. Treasury Bond, 2.50%, 2/15/45	17,632,611

	Total U.S. Government Obligations (cost $348,060,983)	272,348,912

	Total Investments (cost $348,060,983) 98.4%	272,348,912

	Other Assets less Liabilities 1.6%	4,506,252

	Net Assets 100.0%	$276,855,164

	See Notes to Financial Statements.

Wasatch Funds

Statements of Assets and Liabilities

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Assets:
Investments, at cost
Unaffiliated issuers	$2,303,100,493	$313,198,372	$476,625,306

	$2,303,100,493	$313,198,372	$476,625,306

Investments, at market value
Unaffiliated issuers	$2,926,157,030	$429,248,252	$433,113,057

	2,926,157,030	429,248,252	433,113,057
Cash	60,338,701	17,024,853	19,311,574
Foreign currency on deposit (cost of $9,052, $0, $908,616, $598,134, $2, $562, $5 and $171,043, respectively)	9,030	—	908,616
Receivable for investment securities sold	3,450,272	—	—
Capital shares receivable	2,367,677	89,197	845,342
Interest and dividends receivable	634,754	275,322	337,089
Prepaid expenses and other assets	74,042	23,992	62,569

Total Assets	2,993,031,506	446,661,616	454,578,247

Liabilities:
Payable for securities purchased	2,311,898	—	3,602,752
Capital shares payable	1,557,589	49,092	234,425
Dividends payable to shareholders	—	—	—
Payable to Advisor	2,489,563	477,270	369,293
Accrued fund administration fees	578,626	91,990	37,528
Accrued expenses and other liabilities	562,052	305,031	139,141
Foreign capital gains taxes payable	—	7,134,595	—

Total Liabilities	7,499,728	8,057,978	4,383,139

Net Assets	$2,985,531,778	$438,603,638	$450,195,108

Net Assets Consist of:
Capital stock	$420,202	$853,529	$287,460
Paid-in-capital in excess of par	2,432,503,783	331,784,195	547,997,050
Distributable earnings (accumulated loss)	552,607,793	105,965,914	(98,089,402)

Net Assets	$2,985,531,778	$438,603,638	$450,195,108

Net Assets
Investor Class	1,533,986,991	203,019,309	60,436,376
Institutional Class	1,451,544,787	235,584,329	389,758,732

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	21,783,154	39,791,643	3,941,857
Institutional Class	20,237,086	45,561,284	24,804,167

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$70.42	$5.10	$15.33

Institutional Class	$71.73	$5.17	$15.71

See Notes to Financial Statements.

MARCH 31, 2023 (Unaudited)

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$268,667,053	$32,434,639	$151,748,407	$14,061,222	$124,683,059

$268,667,053	$32,434,639	$151,748,407	$14,061,222	$124,683,059

$357,450,669	$35,371,668	$182,535,904	$14,518,513	$144,405,271

357,450,669	35,371,668	182,535,904	14,518,513	144,405,271
8,574,139	611,603	601,573	33,225	7,131,784
598,134	1	570	5	171,043
3,763,137	—	155,289	—	152,147
68,318	17,298	51,003	82	69,092
714,104	43,449	176,032	14,308	835,592

42,085	23,001	25,072	17,454	23,668

371,210,586	36,067,020	183,545,443	14,583,587	152,788,597

2,476,239	84,899	772,063	—	1,011,149
344,159	17	142,846	4,471	281,222
—	—	—	—	38,954
511,513	41,422	189,355	809	103,381
116,295	16,637	43,451	3,524	40,686
267,115	96,250	96,920	30,252	144,485
2,302,678	364,342	602,590	15,720	—

6,017,999	603,567	1,847,225	54,776	1,619,877

$365,192,587	$35,463,453	$181,698,218	$14,528,811	$151,168,720

$1,349,871	$128,145	$489,058	$13,961	$172,847
284,184,724	138,110,677	155,662,235	16,020,059	293,898,786
79,657,992	(102,775,369)	25,546,925	(1,505,209)	(142,902,913)

$365,192,587	$35,463,453	$181,698,218	$14,528,811	$151,168,720

144,587,213	31,510,227	121,009,023	4,497,764	120,476,837
220,605,374	3,953,226	60,689,195	10,031,047	30,691,883

53,845,244	11,407,473	32,684,014	436,346	13,770,218
81,141,827	1,407,055	16,221,823	959,770	3,514,464

$2.69	$2.76	$3.70	$10.31	$8.75

$2.72	$2.81	$3.74	$10.45	$8.73

Wasatch Funds

Statements of Assets and Liabilities (continued)

	Greater China Fund	International Growth Fund	International Opportunities Fund

Assets:
Investments, at cost
Unaffiliated issuers	$7,379,776	$395,319,919	$327,379,303
Affiliated issuers[1]	—	—	—

	$7,379,776	$395,319,919	$327,379,303

Investments, at market value
Unaffiliated issuers	$5,907,784	$540,453,893	$381,639,800
Affiliated issuers[1]	—	—	—

	5,907,784	540,453,893	381,639,800
Cash	—	5,919,052	1,985,256
Foreign currency on deposit (cost of $0, $56,992, $35,911, $31, $0, $5, $0 and $0, respectively)	—	57,030	35,947
Receivable for investment securities sold	—	221,269	1,996,759
Capital shares receivable	—	102,739	200,972
Interest and dividends receivable	2,509	2,218,146	998,251
Receivable from Investment Advisor	6,243	—	—
Prepaid expenses and other assets	20,060	29,578	30,018

Total Assets	5,936,596	549,001,707	386,887,003

Liabilities:
Securities sold short, at value (proceeds of $0, $0, $0, $0, $11,869,844, $0, $0, and $0, respectively)	—	—	—
Bank overdraft	28,313	—	—
Payable for securities purchased	—	—	306,298
Capital shares payable	11,949	1,441,370	333,939
Payable to Advisor	—	586,682	571,319
Accrued fund administration fees	—	294,299	152,699
Accrued expenses and other liabilities	24,209	370,506	253,681
Foreign capital gains taxes payable	—	1,213,846	670,024
Dividends payable on securities sold short	—	—	—

Total Liabilities	64,471	3,906,703	2,287,960

Net Assets	$5,872,125	$545,095,004	$384,599,043

Net Assets Consist of:
Capital stock	$9,123	$231,757	$1,322,683
Paid-in-capital in excess of par	11,038,931	428,518,951	382,683,258
Distributable earnings (accumulated loss)	(5,175,929)	116,344,296	593,102

Net Assets	$5,872,125	$545,095,004	$384,599,043

Net Assets
Investor Class	2,747,091	290,779,719	65,586,796
Institutional Class	3,125,034	254,315,285	319,012,247

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	425,752	12,413,830	22,872,167
Institutional Class	486,582	10,761,833	109,396,090

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$6.45	$23.42	$2.87

Institutional Class	$6.42	$23.63	$2.92

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2023 (Unaudited)

International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund

$5,001,938	$32,131,771	$554,779,131	$248,380,858	$1,840,443,349
—	—	12,130,253	—	66,680,517

$5,001,938	$32,131,771	$566,909,384	$248,380,858	$1,907,123,866

$5,120,284	$31,311,757	$622,555,216	$290,188,793	$2,084,256,319
—	—	1,366,907	—	23,538,855

5,120,284	31,311,757	623,922,123	290,188,793	2,107,795,174
236,469	5,765,951	15,131,348	6,845,994	33,111,765

32	—	5	—	—
—	120,876	—	5,234,268	—
—	1,000	78,538	152,046	1,305,858
9,457	11,628	28,892	171,187	54,616
6,470	—	—	—	—
17,330	17,385	29,829	72,117	71,779

5,390,042	37,228,597	639,190,735	302,664,405	2,142,339,192

—	9,778,644	—	—	—
—	—	—	—	—
—	513,081	4,759,199	1,471,857	6,577,418
—	—	422,192	81,410	1,236,961
—	24,730	799,328	382,466	1,765,072
—	1,635	163,938	60,003	509,088
27,985	26,324	196,160	109,515	260,847
—	—	—	—	—
—	9,641	—	—	—

27,985	10,354,055	6,340,817	2,105,251	10,349,386

$5,362,057	$26,874,542	$632,849,918	$300,559,154	$2,131,989,806

$4,922	$25,022	$1,022,449	$971,515	$657,565
6,256,692	26,410,661	768,612,343	295,114,807	2,119,775,944
(899,557)	438,859	(136,784,874)	4,472,832	11,556,297

$5,362,057	$26,874,542	$632,849,918	$300,559,154	$2,131,989,806

3,113,205	16,534,675	554,398,039	256,272,918	879,674,373
2,248,852	10,339,867	78,451,879	44,286,236	1,252,315,433

287,550	1,541,191	89,575,564	82,914,420	27,416,117
204,628	960,991	12,669,353	14,237,042	38,340,432

$10.83	$10.73	$6.19	$3.09	$32.09

$10.99	$10.76	$6.19	$3.11	$32.66

Wasatch Funds

Statements of Assets and Liabilities (continued)

	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund

Assets:
Investments, at cost
Unaffiliated issuers	$1,182,628,216	$1,251,998,283	$8,850,192
Affiliated issuers[1]	—	81,184,445	—

	$1,182,628,216	$1,333,182,728	$8,850,192

Investments, at market value
Unaffiliated issuers	$1,377,333,000	$1,350,974,618	$9,545,362
Affiliated issuers[1]	—	22,579,159	—

	1,377,333,000	1,373,553,777	9,545,362
Cash	22,140,829	9,792,361	50,652
Receivable for investment securities sold	14,574,065	8,529,698	—
Capital shares receivable	33,326,286	378,331	8,400
Interest and dividends receivable	531,305	190,235	3,281
Receivable from Investment Advisor	—	—	12,366
Prepaid expenses and other assets	51,988	48,606	56,786

Total Assets	1,447,957,473	1,392,493,008	9,676,847

Liabilities:
Payable for securities purchased	16,386,508	7,082,507	23,453
Capital shares payable	94,654,464	1,496,315	3,425
Dividends payable to shareholders	—	—	—
Payable to Advisor	1,179,412	1,147,088	—
Accrued fund administration fees	240,360	238,556	—
Accrued expenses and other liabilities	205,873	324,691	26,048

Total Liabilities	112,666,617	10,289,157	52,926

Net Assets	$1,335,290,856	$1,382,203,851	$9,623,921

Net Assets Consist of:
Capital stock	$1,557,235	$485,349	$8,165
Paid-in-capital in excess of par	1,146,505,471	1,471,090,402	9,140,419
Distributable earnings (accumulated loss)	187,228,150	(89,371,900)	475,337

Net Assets	$1,335,290,856	$1,382,203,851	$9,623,921

Net Assets
Investor Class	572,467,613	969,269,063	2,945,539
Institutional Class	762,823,243	412,934,788	6,678,382

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	67,160,745	34,061,817	250,007
Institutional Class	88,562,792	14,473,034	566,503

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$8.52	$28.46	$11.78

Institutional Class	$8.61	$28.53	$11.79

MARCH 31, 2023 (Unaudited)

U.S. Treasury Fund

$348,060,983
—

$348,060,983

$272,348,912
—

272,348,912
3,532,644
—
43,084
1,590,573
—
17,881

277,533,094

—
363,949
79,741
122,188
47,722
64,330

677,930

$276,855,164

$214,870
430,703,719
(154,063,425)

$276,855,164

276,855,164

—
21,487,034
—

$12.88

$—

Wasatch Funds

Statements of Operations

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Investment Income:
Interest	$436,031	$413,563	$254,834
Dividends[1]
Unaffiliated issuers	10,322,934	366,137	954,995

Total investment income	10,758,965	779,700	1,209,829

Expenses:
Investment advisory fees	14,251,901	3,070,884	1,974,019
Shareholder servicing fees — Investor Class	968,970	177,093	58,546
Shareholder servicing fees — Institutional Class	20,804	12,597	3,963
Fund administration fees	144,118	28,020	21,601
Fund accounting fees	124,432	29,815	26,684
Reports to shareholders — Investor Class	92,679	18,291	6,207
Reports to shareholders — Institutional Class	69,946	11,421	23,091
Custody fees	7,725	147,759	65,399
Federal and state registration fees — Investor Class	33,585	14,847	15,577
Federal and state registration fees — Institutional Class	34,850	13,874	62,941
Legal fees	79,216	15,148	10,173
Trustees’ fees	165,231	31,821	21,226
Interest	103,548	8,325	6,512
Audit fees	19,476	19,476	19,476
Other expenses	68,739	30,478	21,613

Total expenses before reimbursement	16,185,220	3,629,849	2,337,028
Reimbursement of expenses by Advisor	(76,993)	—	—

Net Expenses	16,108,227	3,629,849	2,337,028

Net Investment Income (Loss)	(5,349,262)	(2,850,149)	(1,127,199)

Realized Gain (Loss):
Investments sold	(39,708,197)	19,816,258	(8,682,967)
Foreign currency transactions	—	(499,646)	(42,087)
Foreign capital gains taxes	9,052	(5,767,424)	(94,873)

Net realized gain (loss)	(39,699,145)	13,549,188	(8,819,927)

Change in Unrealized Appreciation (Depreciation):
Investments	454,555,542	(66,317,683)	62,596,964
Investments in affiliates	—	—	—
Foreign currency translations	1,006	(1,167)	2,749
Deferred foreign capital gains taxes	—	9,706,172	—

Net change in unrealized appreciation (depreciation)	454,556,548	(56,612,678)	62,599,713

Net gain (loss) on investments	414,857,403	(43,063,490)	53,779,786

Net Increase (Decrease) in Net Assets Resulting from Operations	$409,508,141	$(45,913,639)	$52,652,587

[1]	Net of $0, $111,108, $92,042, $175,934, $20,483, $22,645, $2,607 and $178,212 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

SIX MONTHS ENDED MARCH 31, 2023 (Unaudited)

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$105,991	$9,947	$22,574	$2,758	$124,379

1,396,668	153,129	404,613	42,045	2,414,759

1,502,659	163,076	427,187	44,803	2,539,138

3,030,304	289,022	1,093,879	58,706	629,768
148,759	39,147	88,004	11,222	88,137
1,795	1,549	1,690	3,549	1,545
21,783	2,097	9,810	815	7,794
27,322	9,757	17,595	8,180	14,910
11,990	7,192	9,162	5,643	12,747
12,367	2,013	5,638	1,273	1,782
111,887	33,635	15,974	2,920	7,789
17,019	7,192	12,305	8,391	8,604
29,844	8,143	10,635	8,688	8,086
11,227	1,137	4,930	385	3,635
23,530	2,419	10,294	804	7,557
63,130	1,788	9,810	351	1,257
19,476	19,476	19,476	19,476	19,476
26,113	8,071	9,728	5,648	7,891

3,556,546	432,638	1,318,930	136,051	820,978
(77,170)	(59,129)	(19,553)	(61,609)	(66,860)

3,479,376	373,509	1,299,377	74,442	754,118

(1,976,717)	(210,433)	(872,190)	(29,639)	1,785,020

7,127,124	(1,537,087)	(488,509)	(336,600)	(1,222,007)
(255,524)	(12,734)	(17,588)	(371)	984
(1,914,183)	(32,073)	(48,850)	—	—

4,957,417	(1,581,894)	(554,947)	(336,971)	(1,221,023)

38,590,327	5,907,693	19,690,095	2,636,583	19,692,437
—	—	—	—	—
(2,701)	391	4,960	576	14,186
1,945,659	158,407	(14,925)	913	—

40,533,285	6,066,491	19,680,130	2,638,072	19,706,623

45,490,702	4,484,597	19,125,183	2,301,101	18,485,600

$43,513,985	$4,274,164	$18,252,993	$2,271,462	$20,270,620

Wasatch Funds

Statements of Operations (continued)

	Greater China Fund	International Growth Fund	International Opportunities Fund

Investment Income:
Interest	$2,150	$98,760	$323,355
Dividends[1]
Unaffiliated issuers	4,783	3,833,374	2,017,312

Total investment income	6,933	3,932,134	2,340,667

Expenses:
Investment advisory fees	29,641	3,654,259	3,559,484
Shareholder servicing fees — Investor Class	10,413	202,950	47,123
Shareholder servicing fees — Institutional Class	1,566	3,394	124,519
Fund administration fees	307	34,595	24,060
Fund accounting fees	9,997	31,459	28,619
Reports to shareholders — Investor Class	6,059	16,506	3,806
Reports to shareholders — Institutional Class	1,300	13,747	29,099
Custody fees	3,152	80,434	71,588
Federal and state registration fees — Investor Class	7,910	12,865	8,873
Federal and state registration fees — Institutional Class	8,017	12,370	14,487
Legal fees	175	18,421	12,557
Trustees’ fees	317	38,684	26,290
Dividends on securities sold short	—	—	—
Interest	851	32,364	10,806
Audit fees	19,476	19,476	19,476
Other expenses	4,640	25,579	23,908

Total expenses before reimbursement	103,821	4,197,103	4,004,695
Reimbursement of expenses by Advisor	(62,284)	(9,394)	(1,274)

Net Expenses	41,537	4,187,709	4,003,421

Net Investment Loss	(34,604)	(255,575)	(1,662,754)

Realized Gain (Loss):
Investments sold	(376,969)	(7,794,565)	(7,203,093)
Investments in affiliates	—	—	—
Foreign currency transactions	(8,788)	(942)	(214,371)
Net realized gain on short positions	—	—	—
Foreign capital gains taxes	—	(804,865)	(413,027)

Net realized loss	(385,757)	(8,600,372)	(7,830,491)

Change in Unrealized Appreciation (Depreciation):
Investments	959,215	103,252,331	63,347,651
Investments in affiliates	—	—	—
Foreign currency translations	46	70,927	16,073
Short positions	—	—	—
Deferred foreign capital gains taxes	—	1,251,377	1,131,970

Net change in unrealized appreciation	959,261	104,574,635	64,495,694

Net gain on investments	573,504	95,974,263	56,665,203

Net Increase in Net Assets Resulting from Operations	$538,900	$95,718,688	$55,002,449

[1]	Net of $252, $250,289, $215,170, $2,505, $0, $0, $20,996 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

SIX MONTHS ENDED MARCH 31, 2023 (Unaudited)

International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund

$3,081	$87,365	$174,199	$124,620	$400,450

12,493	102,381	375,983	1,102,835	1,554,749

15,574	189,746	550,182	1,227,455	1,955,199

21,520	160,861	4,697,454	2,299,506	10,432,777
11,450	6,376	332,740	181,801	495,035
2,694	3,884	1,428	1,455	14,110
317	1,504	34,538	17,951	115,804
8,641	9,310	35,552	23,640	101,627
5,572	1,293	32,389	18,294	41,465
1,085	4,599	4,568	2,940	79,068
1,643	980	6,343	11,830	5,771
8,421	10,755	18,383	17,532	30,162
8,467	12,274	13,085	11,289	41,923
163	660	19,177	9,068	60,509
340	1,372	40,350	18,944	126,554
—	45,906	—	—	—
1,184	46,055	15,281	3,460	41,145
19,476	19,476	19,476	19,476	19,476
2,912	2,163	21,999	12,095	55,509

93,885	327,468	5,292,763	2,649,281	11,660,935
(62,807)	(28,076)	(5,185)	(11,597)	(114,410)

31,078	299,392	5,287,578	2,637,684	11,546,525

(15,504)	(109,646)	(4,737,396)	(1,410,229)	(9,591,326)

(334,304)	(990,453)	(85,217,328)	(15,238,124)	(133,943,762)
—	—	(209,016)	—	(4,868,227)
482	—	(1,445)	4,321	—
—	480,398	—	—	—
—	—	—	—	—

(333,822)	(510,055)	(85,427,789)	(15,233,803)	(138,811,989)

1,377,177	5,324,972	139,485,768	47,418,423	283,658,675
—	—	(949,086)	—	59,166,119
583	—	116	531	—
—	(435,172)	—	—	—
—	—	—	—	—

1,377,760	4,889,800	138,536,798	47,418,954	342,824,794

1,043,938	4,379,745	53,109,009	32,185,151	204,012,805

$1,028,434	$4,270,099	$48,371,613	$30,774,922	$194,421,479

Wasatch Funds

Statements of Operations (continued)

	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund

Investment Income:
Interest	$244,074	$84,907	$2,038
Dividends[1]
Unaffiliated issuers	8,960,698	1,814,014	15,691

Total investment income	9,204,772	1,898,921	17,729

Expenses:
Investment advisory fees	6,957,773	6,908,449	25,295
Shareholder servicing fees — Investor Class	336,076	868,005	9,231
Shareholder servicing fees — Institutional Class	3,253	2,561	4,735
Fund administration fees	73,162	71,943	341
Fund accounting fees	68,274	66,377	7,801
Reports to shareholders — Investor Class	46,228	63,301	3,724
Reports to shareholders — Institutional Class	32,013	27,681	2,841
Custody fees	4,662	6,618	3,235
Federal and state registration fees — Investor Class	21,101	30,658	10,832
Federal and state registration fees — Institutional Class	20,004	17,702	10,945
Legal fees	38,418	41,415	5,191
Trustees’ fees	80,001	87,373	301
Interest	18,797	26,591	696
Audit fees	19,476	19,476	19,476
Other expenses	34,615	42,004	3,613

Total expenses before reimbursement	7,753,853	8,280,154	108,257
Reimbursement of expenses by Advisor	(40,195)	(46,466)	(77,371)

Net Expenses	7,713,658	8,233,688	30,886

Net Investment Income (Loss)	1,491,114	(6,334,767)	(13,157)

Realized Gain (Loss):
Investments sold	1,915,425	(74,706,609)	(201,648)
Investments in affiliates	—	(3,286,507)	—

Net realized gain (loss)	1,915,425	(77,993,116)	(201,648)

Change in Unrealized Appreciation (Depreciation):
Investments	199,887,768	193,464,522	1,258,937
Investments in affiliates	—	(1,704,347)	—

Net change in unrealized appreciation	199,887,768	191,760,175	1,258,937

Net gain on investments	201,803,193	113,767,059	1,057,289

Net Increase in Net Assets Resulting from Operations	$203,294,307	$107,432,292	$1,044,132

[1]	Net of $0, $0, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

SIX MONTHS ENDED MARCH 31, 2023 (Unaudited)

U.S. Treasury Fund

$4,772,547

—

4,772,547

730,388
162,370
—
16,571
15,189
19,571
—
1,244
24,144
—
8,263
17,285
3,432
19,476
8,694

1,026,627
—

1,026,627

3,745,920

(10,103,271)
—

(10,103,271)

18,598,911
—

18,598,911

8,495,640

$12,241,560

Wasatch Funds

Statements of Changes in Net Assets

	Core Growth Fund		Emerging India Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

Operations:
Net investment loss	$(5,349,262)	$(18,490,609)	$(2,850,149)	$(6,490,534)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(39,699,145)	31,668,868	13,549,188	3,645,528
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	454,556,548	(1,245,547,699)	(56,612,678)	(102,601,153)

Net increase (decrease) in net assets resulting from operations	409,508,141	(1,232,369,440)	(45,913,639)	(105,446,159)

Distributions to shareholders from distributable earnings
Investor Class	(10,015,380)	(326,601,199)	(2,530,535)	(11,748,479)
Institutional Class	(8,797,567)	(284,274,389)	(3,141,875)	(15,680,233)

Capital share transactions:
Investor Class
Shares sold	97,325,792	248,203,167	26,758,443	95,937,161
Shares issued to holders in reinvestment of dividends	9,663,297	313,193,819	2,518,483	11,693,871
Shares redeemed	(136,259,566)	(404,340,602)	(30,886,946)	(81,140,243)
Redemption fees	12,357	85,040	15,576	156,749

Net increase (decrease)	(29,258,120)	157,141,424	(1,594,444)	26,647,538

Institutional Class
Shares sold	230,260,817	459,051,536	18,870,378	103,481,526
Shares issued to holders in reinvestment of dividends	8,404,896	261,121,349	2,783,843	14,141,713
Shares redeemed	(246,702,384)	(441,359,771)	(71,467,416)	(86,825,415)
Redemption fees	8,920	34,409	4,874	4,276

Net increase (decrease)	(8,027,751)	278,847,523	(49,808,321)	30,802,100

Total increase (decrease) in net assets	353,409,323	(1,407,256,081)	(102,988,814)	(75,425,233)

Net assets:
Beginning of period	2,632,122,455	4,039,378,536	541,592,452	617,017,685

End of period	$2,985,531,778	$2,632,122,455	$438,603,638	$541,592,452

Capital share transactions — shares:
Investor Class
Shares sold	1,415,409	3,067,009	4,969,693	14,380,076
Shares issued to holders in reinvestment of dividends	146,814	3,484,190	454,600	1,745,354
Shares redeemed	(2,003,223)	(5,082,081)	(5,804,450)	(13,153,521)

Net increase (decrease) in shares outstanding	(441,000)	1,469,118	(380,157)	2,971,909

Institutional Class
Shares sold	3,236,440	5,572,521	3,418,712	15,727,057
Shares issued to holders in reinvestment of dividends	125,409	2,857,846	496,229	2,085,798
Shares redeemed	(3,655,356)	(5,462,162)	(13,014,092)	(14,125,635)

Net increase (decrease) in shares outstanding	(293,507)	2,968,205	(9,099,151)	3,687,220

MARCH 31, 2023 (Unaudited)

Emerging Markets Select Fund		Emerging Markets Small Cap Fund		Frontier Emerging Small Countries Fund
Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

$(1,127,199)	$(1,850,351)	$(1,976,717)	$(3,683,664)	$(210,433)	$(585,297)
(8,819,927)	(44,531,178)	4,957,417	11,618,896	(1,581,894)	(4,778,617)
62,599,713	(162,164,202)	40,533,285	(264,732,578)	6,066,491	(26,870,663)

52,652,587	(208,545,731)	43,513,985	(256,797,346)	4,274,164	(32,234,577)

—	(578,279)	(4,637,408)	(20,036,368)	—	(365,738)
—	(1,049,729)	(6,561,217)	(19,590,549)	—	(154,376)

15,616,098	103,497,531	7,702,970	105,275,533	1,247,383	8,123,117
—	577,642	4,508,533	18,833,390	—	328,775
(15,456,351)	(99,601,938)	(33,258,370)	(160,261,548)	(3,500,012)	(7,070,629)
13,211	146,604	1,748	55,766	18	5,510

172,958	4,619,839	(21,045,119)	(36,096,859)	(2,252,611)	1,386,773

113,338,443	493,239,547	31,120,005	181,799,296	38,265	5,067,490
—	703,049	6,409,243	18,882,311	—	151,926
(59,462,160)	(209,153,428)	(61,504,062)	(133,630,699)	(7,143,882)	(3,101,280)
9,437	22,278	157	8,861	—	680

53,885,720	284,811,446	(23,974,657)	67,059,769	(7,105,617)	2,118,816

106,711,265	79,257,546	(12,704,416)	(265,461,353)	(5,084,064)	(29,249,102)

343,483,843	264,226,297	377,897,003	643,358,356	40,547,517	69,796,619

$450,195,108	$343,483,843	$365,192,587	$377,897,003	$35,463,453	$40,547,517

1,059,830	5,017,233	2,925,082	27,825,702	476,197	2,500,260
—	27,069	1,747,493	4,673,298	—	82,815
(1,058,087)	(5,279,941)	(12,829,361)	(46,719,791)	(1,390,982)	(2,143,065)

1,743	(235,639)	(8,156,786)	(14,220,791)	(914,785)	440,010

7,594,246	25,805,080	11,718,423	50,113,813	14,055	1,341,838
—	32,205	2,455,649	4,628,017	—	37,887
(4,084,973)	(11,943,908)	(22,986,566)	(39,909,264)	(2,812,536)	(1,098,403)

3,509,273	13,893,377	(8,812,494)	14,832,566	(2,798,481)	281,322

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Global Opportunities Fund		Global Select Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

Operations:
Net investment income (loss)	$(872,190)	$(2,165,481)	$(29,639)	$(80,784)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(554,947)	2,277,633	(336,971)	(1,103,900)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	19,680,130	(103,364,198)	2,638,072	(6,431,292)

Net increase (decrease) in net assets resulting from operations	18,252,993	(103,252,046)	2,271,462	(7,615,976)

Distributions to shareholders from distributable earnings
Investor Class	(2,469,318)	(14,804,572)	—	(813,040)
Institutional Class	(1,256,428)	(5,997,363)	—	(1,403,979)

Capital share transactions:
Investor Class
Shares sold	11,988,504	38,979,429	255,110	701,016
Shares issued to holders in reinvestment of dividends	2,451,806	14,715,236	—	813,040
Shares redeemed	(9,845,155)	(43,287,302)	(320,969)	(1,370,547)
Redemption fees	14,721	28,823	15	553

Net increase (decrease)	4,609,876	10,436,186	(65,844)	144,062

Institutional Class
Shares sold	4,338,779	42,443,771	1,276,160	1,995,085
Shares issued to holders in reinvestment of dividends	1,232,291	5,863,776	—	1,403,979
Shares redeemed	(5,330,689)	(28,092,909)	(1,660,346)	(443,486)
Redemption fees	7,148	9,216	—	1,864

Net increase (decrease)	247,529	20,223,854	(384,186)	2,957,442

Total increase (decrease) in net assets	19,384,652	(93,393,941)	1,821,432	(6,731,491)

Net assets:
Beginning of period	162,313,566	255,707,507	12,707,379	19,438,870

End of period	$181,698,218	$162,313,566	$14,528,811	$12,707,379

Capital share transactions — shares:
Investor Class
Shares sold	3,138,986	7,436,719	25,235	55,182
Shares issued to holders in reinvestment of dividends	681,057	2,829,853	—	60,003
Shares redeemed	(2,718,596)	(9,804,570)	(34,096)	(115,462)

Net increase (decrease) in shares outstanding	1,101,447	462,002	(8,861)	(277)

Institutional Class
Shares sold	1,191,487	8,859,854	119,704	156,998
Shares issued to holders in reinvestment of dividends	338,542	1,119,041	—	102,780
Shares redeemed	(1,463,870)	(6,435,070)	(161,087)	(35,444)

Net increase (decrease) in shares outstanding	66,159	3,543,825	(41,383)	224,334

MARCH 31, 2023 (Unaudited)

Global Value Fund		Greater China Fund		International Growth Fund
Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

$1,785,020	$3,409,192	$(34,604)	$(41,487)	$(255,575)	$(793,184)
(1,221,023)	9,848,363	(385,757)	(2,177,886)	(8,600,372)	9,194,155
19,706,623	(24,676,596)	959,261	(1,896,553)	104,574,635	(522,144,840)

20,270,620	(11,419,041)	538,900	(4,115,926)	95,718,688	(513,743,869)

(8,248,166)	(6,647,351)	(141,340)	—	—	(51,916,282)
(1,485,006)	(588,496)	(182,828)	—	—	(63,352,795)

8,704,659	12,745,551	2,621,054	2,125,309	11,221,045	36,385,889
8,026,954	6,472,405	136,465	—	—	47,744,025
(8,768,077)	(20,117,303)	(2,130,107)	(2,306,356)	(45,330,750)	(101,922,857)
551	4,373	696	12,309	949	6,797

7,964,087	(894,974)	628,108	(168,738)	(34,108,756)	(17,786,146)

15,203,304	14,594,609	221,271	3,202,467	17,467,405	85,055,620
1,483,033	586,805	182,828	—	—	58,809,032
(2,584,947)	(4,195,399)	(190,674)	(4,677,922)	(133,525,849)	(176,000,636)
—	941	—	1,913	288	36

14,101,390	10,986,956	213,425	(1,473,542)	(116,058,156)	(32,135,948)

32,602,925	(8,562,906)	1,056,265	(5,758,206)	(54,448,224)	(678,935,040)

118,565,795	127,128,701	4,815,860	10,574,066	599,543,228	1,278,478,268

$151,168,720	$118,565,795	$5,872,125	$4,815,860	$545,095,004	$599,543,228

966,046	1,348,226	370,040	230,759	495,087	1,279,011
917,366	705,208	21,456	—	—	1,409,210
(984,592)	(2,164,178)	(320,510)	(261,868)	(2,037,930)	(3,659,382)

898,820	(110,744)	70,986	(31,109)	(1,542,843)	(971,161)

1,686,829	1,554,788	36,679	332,766	780,057	3,020,035
169,878	65,481	28,929	—	—	1,723,594
(293,114)	(445,783)	(30,751)	(571,578)	(5,859,319)	(6,816,735)

1,563,593	1,174,486	34,857	(238,812)	(5,079,262)	(2,073,106)

Wasatch Funds

Statements of Changes in Net Assets (continued)

	International Opportunities Fund		International Select Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

Operations:
Net investment loss	$(1,662,754)	$(5,978,343)	$(15,504)	$(35,905)
Net realized loss on investments, foreign currency translations and foreign capital gains taxes	(7,830,491)	(23,853,442)	(333,822)	(566,918)
Net realized gain on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	64,495,694	(330,844,989)	1,377,760	(3,012,107)

Net increase (decrease) in net assets resulting from operations	55,002,449	(360,676,774)	1,028,434	(3,614,930)

Distributions to shareholders from distributable earnings
Investor Class	—	(16,548,898)	—	—
Institutional Class	—	(79,947,261)	—	—

Capital share transactions:
Investor Class
Shares sold	2,324,780	5,319,580	404,402	750,357
Shares issued to holders in reinvestment of dividends	—	15,590,314	—	—
Shares redeemed	(10,039,684)	(21,059,497)	(330,130)	(1,279,134)
Redemption fees	248	1,397	56	3,030

Net increase (decrease)	(7,714,656)	(148,206)	74,328	(525,747)

Institutional Class
Shares sold	77,113,178	267,454,540	230,000	172,693
Shares issued to holders in reinvestment of dividends	—	54,694,120	—	—
Shares redeemed	(158,481,654)	(261,107,430)	(1,271,926)	(239,743)
Redemption fees	950	1,997	—	—

Net increase (decrease)	(81,367,526)	61,043,227	(1,041,926)	(67,050)

Total increase (decrease) in net assets	(34,079,733)	(396,277,912)	60,836	(4,207,727)

Net assets:
Beginning of period	418,678,776	814,956,688	5,301,221	9,508,948

End of period	$384,599,043	$418,678,776	$5,362,057	$5,301,221

Capital share transactions — shares:
Investor Class
Shares sold	834,269	1,512,692	38,398	62,125
Shares issued to holders in reinvestment of dividends	—	3,600,534	—	—
Shares redeemed	(3,559,842)	(5,994,663)	(33,330)	(98,010)

Net increase (decrease) in shares outstanding	(2,725,573)	(881,437)	5,068	(35,885)

Institutional Class
Shares sold	27,054,972	76,495,700	21,043	13,285
Shares issued to holders in reinvestment of dividends	—	12,430,482	—	—
Shares redeemed	(56,697,319)	(76,677,983)	(125,736)	(18,239)

Net increase (decrease) in shares outstanding	(29,642,347)	12,248,199	(104,693)	(4,954)

[1]	Fund inception date was October 1, 2021.

See Notes to Financial Statements.

MARCH 31, 2023 (Unaudited)

Long/Short Alpha Fund		Micro Cap Fund		Micro Cap Value Fund
Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022[1]	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

$(109,646)	$(337,969)	$(4,737,396)	$(14,765,182)	$(1,410,229)	$(4,330,858)
(990,453)	(2,660,151)	(85,427,789)	(86,728,624)	(15,233,803)	(14,266,891)
480,398	2,809,512	—	—	—	—
4,889,800	(3,618,614)	138,536,798	(363,166,568)	47,418,954	(129,242,061)

4,270,099	(3,807,222)	48,371,613	(464,660,374)	30,774,922	(147,839,810)

(8,767)	—	—	(257,919,727)	—	(73,081,163)
(15,251)	—	—	(41,304,544)	—	(12,549,879)

7,242,877	10,437,484	17,264,998	83,326,504	13,624,765	82,141,646
8,767	—	—	243,675,646	—	71,677,406
(408,039)	(1,076,313)	(64,233,353)	(261,308,270)	(32,908,179)	(91,551,333)
1,190	3,329	7,720	33,892	4,751	36,520

6,844,795	9,364,500	(46,960,635)	65,727,772	(19,278,663)	62,304,239

1,583,267	19,173,989	21,636,124	67,953,958	4,916,036	29,173,118
15,251	—	—	39,473,070	—	12,450,069
(7,781,233)	(2,766,684)	(24,858,863)	(128,240,524)	(8,095,608)	(21,836,415)
112	1,686	10,658	11,080	19	5,345

(6,182,603)	16,408,991	(3,212,081)	(20,802,416)	(3,179,553)	19,792,117

4,908,273	21,966,269	(1,801,103)	(718,959,289)	8,316,706	(151,374,496)

21,966,269	—	634,651,021	1,353,610,310	292,242,448	443,616,944

$26,874,542	$21,966,269	$632,849,918	$634,651,021	$300,559,154	$292,242,448

671,653	1,015,942	2,899,206	10,095,488	4,488,535	20,799,592
853	—	—	27,690,414	—	17,964,263
(39,453)	(107,804)	(10,956,382)	(32,162,553)	(10,926,780)	(25,266,275)

633,053	908,138	(8,057,176)	5,623,349	(6,438,245)	13,497,580

154,882	1,806,617	3,563,504	7,928,370	1,592,249	7,138,745
1,479	—	—	4,490,679	—	3,104,755
(721,734)	(280,253)	(4,287,944)	(14,843,245)	(2,662,450)	(5,938,809)

(565,373)	1,526,364	(724,440)	(2,424,196)	(1,070,201)	4,304,691

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

Operations:
Net investment income (loss)	$(9,591,326)	$(27,936,551)	$1,491,114	$1,462,850
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(138,811,989)	16,878,405	1,915,425	43,619,406
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	342,824,794	(1,488,390,413)	199,887,768	(450,637,702)

Net increase (decrease) in net assets resulting from operations	194,421,479	(1,499,448,559)	203,294,307	(405,555,446)

Distributions to shareholders from distributable earnings
Investor Class	—	(298,275,007)	(14,251,795)	(63,940,106)
Institutional Class	—	(324,759,466)	(16,822,096)	(65,113,713)

Capital share transactions:
Investor Class
Shares sold	55,373,274	170,077,569	79,800,279	143,290,709
Shares issued to holders in reinvestment of dividends	—	287,667,859	13,955,521	62,945,104
Shares redeemed	(105,995,264)	(365,759,690)	(170,986,806)	(220,687,194)
Redemption fees	9,217	58,888	8,216	22,718

Net increase (decrease)	(50,612,773)	92,044,626	(77,222,790)	(14,428,663)

Institutional Class
Shares sold	176,970,031	491,403,328	71,215,521	264,173,350
Shares issued to holders in reinvestment of dividends	—	302,906,157	16,171,156	63,842,825
Shares redeemed	(175,745,574)	(419,314,392)	(80,462,104)	(235,173,800)
Redemption fees	22,519	38,065	673	4,480

Net increase (decrease)	1,246,976	375,033,158	6,925,246	92,846,855

Total increase (decrease) in net assets	145,055,682	(1,655,405,248)	101,922,872	(456,191,073)

Net assets:
Beginning of period	1,986,934,124	3,642,339,372	1,233,367,984	1,689,559,057

End of period	$2,131,989,806	$1,986,934,124	$1,335,290,856	$1,233,367,984

Capital share transactions — shares:
Investor Class
Shares sold	1,787,509	4,006,813	9,462,794	15,186,572
Shares issued to holders in reinvestment of dividends	—	6,173,130	1,703,971	6,281,947
Shares redeemed	(3,419,871)	(9,055,389)	(20,141,901)	(23,985,547)

Net increase (decrease) in shares outstanding	(1,632,362)	1,124,554	(8,975,136)	(2,517,028)

Institutional Class
Shares sold	5,557,754	12,084,062	8,289,451	27,501,939
Shares issued to holders in reinvestment of dividends	—	6,395,822	1,955,400	6,314,820
Shares redeemed	(5,564,341)	(10,126,348)	(9,380,018)	(24,955,438)

Net increase (decrease) in shares outstanding	(6,587)	8,353,536	864,833	8,861,321

[1]	Fund inception date was June 13, 2022.

See Notes to Financial Statements.

MARCH 31, 2023 (Unaudited)

Ultra Growth Fund		U.S. Select Fund		U.S. Treasury Fund
Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022	Six Months Ended March 31, 2023 (Unaudited)	Period Ended September 30, 2022[1]	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

$(6,334,767)	$(20,763,778)	$(13,157)	$(5,676)	$3,745,920	$6,738,135
(77,993,116)	3,391,857	(201,648)	648	(10,103,271)	(61,233,193)
191,760,175	(1,105,267,854)	1,258,937	(563,767)	18,598,911	(76,105,948)

107,432,292	(1,122,639,775)	1,044,132	(568,795)	12,241,560	(130,601,006)

—	(229,039,647)	—	—	(3,731,126)	(6,840,922)
(556,115)	(76,370,747)	—	—	—	—

78,810,758	253,924,593	1,496,827	2,035,197	60,413,646	156,984,468
—	218,714,597	—	—	3,550,229	6,430,282
(170,182,674)	(686,348,727)	(651,704)	(60,314)	(83,210,685)	(201,642,801)
25,427	82,520	11	1,206	68,711	244,125

(91,346,489)	(213,627,017)	845,134	1,976,089	(19,178,099)	(37,983,926)

65,692,888	231,569,168	3,191,629	3,960,693	—	—
542,074	74,406,337	—	—	—	—
(73,435,450)	(263,423,838)	(802,122)	(22,839)	—	—
1,520	6,041	—	—	—	—

(7,198,968)	42,557,708	2,389,507	3,937,854	—	—

8,330,720	(1,599,119,478)	4,278,773	5,345,148	(10,667,665)	(175,425,854)

1,373,873,131	2,972,992,609	5,345,148	—	287,522,829	462,948,683

$1,382,203,851	$1,373,873,131	$9,623,921	$5,345,148	$276,855,164	$287,522,829

2,812,087	6,764,579	130,753	187,794	4,879,815	9,747,128
—	5,346,238	—	—	271,472	424,698
(6,211,279)	(18,891,335)	(63,477)	(5,063)	(6,602,838)	(12,805,705)

(3,399,192)	(6,780,518)	67,276	182,731	(1,451,551)	(2,633,879)

2,368,296	6,254,360	276,317	368,377	—	—
19,784	1,815,231	—	—	—	—
(2,666,471)	(7,374,887)	(76,161)	(2,030)	—	—

(278,391)	694,704	200,156	366,347	—	—

Wasatch Funds

Statement of Cash Flows

Long/Short Alpha Fund
Six Months Ended March 31, 2023 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$4,270,099
Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities
Long-term investments purchased	(16,317,405)
Long-term investments sold	14,238,500
Short-term investments purchased	(68,066,328)
Short-term investments sold	68,066,421
Purchases to cover securities sold short	(3,635,228)
Securities sold short	6,127,601
Increase in investment sold receivable	(120,876)
Increase in dividends and interest receivable	(71)
Decrease in prepaid expenses and other assets	12,877
Increase in investment securities purchased payable	513,081
Increase in dividend payable on securities sold short	9,477
Decrease in accrued fund administration fees	(1,477)
Increase in payable to Advisor	21,159
Decrease in accrued expenses and other liabilities	(24,620)
Net change in unrealized appreciation on unaffiliated investments	(5,324,972)
Net realized loss from unaffiliated investments	990,546
Net realized gain from securities sold short	(480,398)
Net change in unrealized depreciation on securities sold short	435,172
Net realized gain from short-term investments	(93)

Net cash from operating activities	713,465

Cash flows from financing activities:
Proceeds from shares sold	8,833,149
Payment on shares redeemed	(8,189,272)
Redemption fees	1,302

Net cash from financing activities	645,179

Net increase in cash	1,358,644
Cash at beginning of period	4,407,307

Cash at end of period	$5,765,951

Supplemental Disclosure of Cash Flow Information:	$45,906
Dividend on securities sold short during the period	46,055
Interest expense paid during the period

(This page intentionally left blank.)

Wasatch Funds

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$61.04	(0.16)	10.00	9.84	—	[4]	—	(0.46)	(0.46)
Year ended 9/30/22	$104.75	(0.48)	(27.40)	(27.88)	—	[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$77.61	(0.63)	34.37	33.74	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.17	(0.32)	12.47	12.15	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.04	(0.42)	(1.40)	(1.82)	0.01		—	(6.06)	(6.06)
Year ended 9/30/18	$67.44	(0.43)	18.30	17.87	—	[4]	—	(4.27)	(4.27)
Core Growth Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$62.13	(0.10)	10.16	10.06	—	[4]	—	(0.46)	(0.46)
Year ended 9/30/22	$106.20	(0.41)	(27.83)	(28.24)	—	[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$78.53	(0.50)	34.77	34.27	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.86	(0.29)	12.67	12.38	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.62	(0.26)	(1.44)	(1.70)	—	[4]	—	(6.06)	(6.06)
Year ended 9/30/18	$67.81	(0.21)	18.29	18.08	—	[4]	—	(4.27)	(4.27)
Emerging India Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$5.67	(0.04)	(0.47)	(0.51)	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/22	$6.95	(0.06)	(0.92)	(0.98)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.22	(0.05)	2.78	2.73	—	[4]	—	—	—
Year ended 9/30/20	$4.25	(0.06)	0.04	(0.02)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.95	(0.05)	0.62	0.57	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/18	$4.08	(0.06)	0.06	—	—	[4]	—	(0.13)	(0.13)
Emerging India Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$5.74	(0.05)	(0.46)	(0.51)	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/22	$7.03	(0.06)	(0.93)	(0.99)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.26	(0.05)	2.82	2.77	—	[4]	—	—	—
Year ended 9/30/20	$4.28	(0.02)	0.01	(0.01)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.97	(0.01)	0.59	0.58	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/18	$4.10	— [4]	— [4]	— [4]	—	[4]	—	(0.13)	(0.13)
Emerging Markets Select Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$13.34	(0.05)	2.04	1.99	—	[4]	—	—	—
Year ended 9/30/22	$22.49	(0.17)	(8.93)	(9.10)	0.04		—	(0.09)	(0.09)
Year ended 9/30/21	$14.40	0.11	7.97	8.08	0.01		—	—	—
Year ended 9/30/20	$11.32	(0.04)	3.12	3.08	—	[4]	—	—	—
Year ended 9/30/19	$10.40	(0.13)	1.05	0.92	—	[4]	—	—	—
Year ended 9/30/18	$10.46	(0.09)	0.03	(0.06)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$13.66	(0.03)	2.08	2.05	—	[4]	—	—	—
Year ended 9/30/22	$23.01	(0.04)	(9.22)	(9.26)	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/21	$14.71	(0.03)	8.33	8.30	—	[4]	—	—	—
Year ended 9/30/20	$11.53	(0.05)	3.23	3.18	—	[4]	—	—	—
Year ended 9/30/19	$10.56	(0.01)	0.98	0.97	—	[4]	—	—	—
Year ended 9/30/18	$10.60	(0.04)	— [4]	(0.04)	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$2.47	(0.03)	0.33	0.30	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$4.23	(0.05)	(1.46)	(1.51)	—	[4]	(0.01)	(0.24)	(0.25)
Year ended 9/30/21	$3.02	(0.03)	1.49	1.46	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.64	(0.04)	0.58	0.54	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.78	(0.05)	0.21	0.16	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/18	$2.99	(0.03)	(0.18)	(0.21)	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$2.50	(0.02)	0.32	0.30	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$4.27	(0.02)	(1.49)	(1.51)	—	[4]	(0.01)	(0.25)	(0.26)
Year ended 9/30/21	$3.04	(0.03)	1.51	1.48	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.65	(0.02)	0.57	0.55	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.79	(0.02)	0.18	0.16	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/18	$3.00	(0.01)	(0.20)	(0.21)	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(For a share outstanding throughout each period.)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$70.42	16.17	1.20	6 7	1.20	6 7	(0.44)	(0.44)	$1,533,987	15%
$61.04	(31.47)	1.19	5 8	1.19	5 8	(0.59)	(0.59)	$1,356,653	29%
$104.75	44.82	1.17	[5]	1.17	[5]	(0.65)	(0.65)	$2,174,178	35%
$77.61	17.41	1.19	[5]	1.19	[5]	(0.48)	(0.48)	$1,595,920	38%
$73.17	(0.37)	1.19	[5]	1.19	[5]	(0.59)	(0.59)	$1,435,994	31%
$81.04	27.66	1.18	5 8	1.18	5 8	(0.66)	(0.66)	$1,577,554	27%

$71.73	16.24	1.06	6 7	1.07	6 7	(0.30)	(0.31)	$1,451,545	15%
$62.13	(31.37)	1.05	5 8	1.06	5 8	(0.46)	(0.46)	$1,275,470	29%
$106.20	44.98	1.05	[5]	1.05	[5]	(0.54)	(0.55)	$1,865,201	35%
$78.53	17.58	1.05	[5]	1.08	[5]	(0.45)	(0.48)	$1,134,229	38%
$73.86	(0.22)	1.05	[5]	1.09	[5]	(0.45)	(0.48)	$849,787	31%
$81.62	27.82	1.06	5 8	1.08	5 8	(0.53)	(0.55)	$722,302	27%

$5.10	(9.04)	1.57	5 8	1.57	5 8	(1.25)	(1.25)	$203,019	13%
$5.67	(14.79)	1.51	5 8	1.51	5 8	(1.13)	(1.13)	$227,767	25%
$6.95	64.69	1.52	[5]	1.52	[5]	(1.15)	(1.15)	$258,617	21%
$4.22	(0.38)	1.64	[6]	1.64	[6]	(0.89)	(0.89)	$136,415	44%
$4.25	15.06	1.68	[6]	1.68	[6]	(0.99)	(0.99)	$187,625	21%
$3.95	(0.33)	1.71	6 7	1.71	6 7	(1.22)	(1.22)	$184,733	48%

$5.17	(8.93)	1.41	5 8	1.41	5 8	(1.09)	(1.09)	$235,584	13%
$5.74	(14.77)	1.38	5 8	1.38	5 8	(1.01)	(1.01)	$313,825	25%
$7.03	65.02	1.37	[5]	1.37	[5]	(0.97)	(0.97)	$358,401	21%
$4.26	(0.15)	1.45	[6]	1.45	[6]	(0.69)	(0.69)	$145,981	44%
$4.28	15.23	1.49	[6]	1.49	[6]	(0.75)	(0.75)	$92,214	21%
$3.97	(0.33)	1.51	6 8	1.60	6 8	(0.93)	(1.02)	$42,457	48%

$15.33	14.92	1.39	5 8	1.39	5 8	(0.77)	(0.77)	$60,436	8%
$13.34	(40.42)	1.32	5 8	1.32	5 8	(0.73)	(0.73)	$52,571	31%
$22.49	56.18	1.37	[5]	1.37	[5]	(0.55)	(0.55)	$93,932	20%
$14.40	27.21	1.51	[6]	1.80	[6]	(0.69)	(0.99)	$14,984	35%
$11.32	8.85 [5]	1.51	[6]	1.97	[6]	(0.51)	(0.97)	$9,771	14%
$10.40	(0.57)	1.51	6 8	1.76	6 8	(0.67)	(0.92)	$13,520	44%

$15.71	15.01	1.15	5 8	1.15	5 8	(0.54)	(0.54)	$389,759	8%
$13.66	(40.40)	1.14	5 8	1.14	5 8	(0.40)	(0.40)	$290,912	31%
$23.01	56.42	1.18	[5]	1.18	[5]	(0.44)	(0.44)	$170,294	20%
$14.71	27.58	1.21	[6]	1.41	[6]	(0.40)	(0.59)	$43,682	35%
$11.53	9.19	1.21	[6]	1.43	[6]	(0.14)	(0.36)	$34,375	14%
$10.56	(0.38)	1.21	6 8	1.45	6 8	(0.36)	(0.60)	$30,215	44%

$2.69	12.39	1.98	6 7	2.06	6 7	(1.17)	(1.24)	$144,587	8%
$2.47	(37.93)	1.91	6 7	1.91	6 7	(0.74)	(0.74)	$153,161	36%
$4.23	50.23	1.88	[5]	1.88	[5]	(1.07)	(1.07)	$322,350	22%
$3.02	21.12	1.95	[6]	1.95	[6]	(1.02)	(1.02)	$197,524	20%
$2.64	7.29	1.97	[6]	1.99	[6]	(0.83)	(0.84)	$191,405	16%
$2.78	(7.02)	1.96	[7]	1.98	6 7	(0.51)	(0.53)	$285,540	40%

$2.72	12.24	1.83	6 7	1.86	6 7	(1.02)	(1.04)	$220,605	8%
$2.50	(37.75)	1.78	6 7	1.78	6 7	(0.58)	(0.58)	$224,736	36%
$4.27	50.53	1.76	[5]	1.76	[5]	(0.94)	(0.94)	$321,008	22%
$3.04	21.41	1.81	[6]	1.81	[6]	(0.88)	(0.88)	$176,548	20%
$2.65	7.25	1.82	[6]	1.85	[6]	(0.73)	(0.76)	$174,050	16%
$2.79	(7.00)	1.82	6 7	1.84	6 7	(0.33)	(0.35)	$240,892	40%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Frontier Emerging Small Countries Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$2.45	(0.03)	0.34	0.31	—	[4]	—	—	—
Year ended 9/30/22	$4.40	(0.03)	(1.89)	(1.92)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/21	$3.02	(0.07)	1.45	1.38	—	[4]	—	—	—
Year ended 9/30/20	$2.74	(0.07)	0.35	0.28	—	[4]	—	—	—
Year ended 9/30/19	$2.51	— [4]	0.23	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.75	(0.11)	(0.13)	(0.24)	—	[4]	—	—	—
Frontier Emerging Small Countries Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$2.48	(0.18)	0.51	0.33	—		—	—	—
Year ended 9/30/22	$4.46	(0.03)	(1.91)	(1.94)	—	[4]	(0.04)	—	(0.04)
Year ended 9/30/21	$3.05	(0.04)	1.45	1.41	—	[4]	—	—	—
Year ended 9/30/20	$2.76	(0.08)	0.37	0.29	—	[4]	—	—	—
Year ended 9/30/19	$2.53	0.03	0.20	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.76	(0.04)	(0.19)	(0.23)	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$3.39	(0.02)	0.41	0.39	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$5.83	(0.04)	(1.96)	(2.00)	—	[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.92	(0.04)	2.05	2.01	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.46	(0.05)	0.81	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.09	(0.03)	(0.06)	(0.09)	—	[4]	—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.03)	0.77	0.74	—	[4]	—	(0.41)	(0.41)
Global Opportunities Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$3.42	(0.02)	0.42	0.40	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$5.88	(0.03)	(1.99)	(2.02)	—	[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.94	(0.05)	2.09	2.04	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.48	(0.03)	0.79	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.10	(0.03)	(0.05)	(0.08)	—		—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.02)	0.77	0.75	—		—	(0.41)	(0.41)
Global Select Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$8.71	(0.04)	1.64	1.60	—	[4]	—	—	—
Year ended 9/30/22	$15.83	(0.10)	(5.24)	(5.34)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.60	(0.12)	3.36	3.24	0.01		—	(0.02)	(0.02)
Year ended 9/30/20[11]	$10.00	(0.06)	2.65	2.59	0.01		—	—	—
Global Select Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$8.82	(0.02)	1.65	1.63	—		—	—	—
Year ended 9/30/22	$15.94	(0.05)	(5.29)	(5.34)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.64	(0.07)	3.39	3.32	—	[4]	—	(0.02)	(0.02)
Year ended 9/30/20[11]	$10.00	(0.04)	2.68	2.64	—	[4]	—	—	—
Global Value Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$8.00	0.11	1.28	1.39	—	[4]	(0.10)	(0.54)	(0.64)
Year ended 9/30/22	$9.24	0.23	(0.96)	(0.73)	—	[4]	(0.23)	(0.28)	(0.51)
Year ended 9/30/21	$6.56	0.18	2.65	2.83	—	[4]	(0.15)	—	(0.15)
Year ended 9/30/20	$7.74	0.16	(1.09)[13]	(0.93)	—	[4]	(0.21)	(0.04)	(0.25)
Year ended 9/30/19	$9.29	0.19	(0.42)	(0.23)	—	[4]	(0.19)	(1.13)	(1.32)
Year ended 9/30/18	$9.93	0.19	0.65 [10]	0.84	—	[4]	(0.19)	(1.29)	(1.48)
Global Value Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$7.99	0.10	1.28	1.38	—		(0.10)	(0.54)	(0.64)
Year ended 9/30/22	$9.23	0.25	(0.97)	(0.72)	—	[4]	(0.24)	(0.28)	(0.52)
Year ended 9/30/21	$6.56	0.19	2.63	2.82	0.01		(0.16)	—	(0.16)
Year ended 9/30/20	$7.73	0.16	(1.07)[13]	(0.91)	—	[4]	(0.22)	(0.04)	(0.26)
Year ended 9/30/19	$9.28	0.19	(0.41)	(0.22)	—	[4]	(0.20)	(1.13)	(1.33)
Year ended 9/30/18	$9.92	0.20	0.66 [10]	0.86	—	[4]	(0.20)	(1.30)	(1.50)

See Notes to Financial Highlights and Notes to Financial Statements.

(For a share outstanding throughout each period.)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$2.76	12.65	2.16	6 7	2.44	6 7	(1.20)	(1.48)	$31,510	9%
$2.45	(43.89)	2.15	5 8	2.29	5 8	(1.13)	(1.26)	$30,132	44%
$4.40	45.70	2.12	[5]	2.12	[5]	(1.33)	(1.33)	$52,307	39%
$3.02	10.22	2.15	[5]	2.38	[5]	(1.12)	(1.34)	$39,899	33%
$2.74	9.16	2.20	[6]	2.30	[6]	0.78	0.69	$43,789	63%
$2.51	(8.73)	2.22	6 7	2.36	6 7	(0.39)	(0.53)	$57,406	42%

$2.81	13.31	1.96	6 7	2.65	6 7	(1.19)	(1.88)	$3,953	9%
$2.48	(43.89)	1.95	5 8	2.08	5 8	(0.88)	(1.00)	$10,416	44%
$4.46	46.23	1.95	[5]	2.08	[5]	(1.13)	(1.26)	$17,490	39%
$3.05	10.51	1.96	[5]	2.18	[5]	(0.98)	(1.20)	$10,560	33%
$2.76	9.09	2.00	[6]	2.15	[6]	1.04	0.90	$16,456	63%
$2.53	(8.33)	2.02	6 8	2.11	6 8	(0.30)	(0.39)	$20,586	42%

$3.70	11.56	1.55	6 7	1.55	6 7	(1.06)	(1.06)	$121,009	14%
$3.39	(36.97)	1.50	5 8	1.50	5 8	(1.00)	(1.00)	$107,048	33%
$5.83	51.70	1.46	[5]	1.46	[5]	(1.08)	(1.08)	$181,563	22%
$3.92	23.20	1.53	[5]	1.53	[5]	(1.03)	(1.03)	$100,698	20%
$3.46	0.82	1.56	[5]	1.56	[5]	(0.95)	(0.95)	$103,710	24%
$4.09	20.75	1.55	6 8	1.55	6 8	(0.78)	(0.78)	$110,874	40%

$3.74	11.75	1.36	6 7	1.43	6 7	(0.87)	(0.94)	$60,689	14%
$3.42	(36.94)	1.35	5 8	1.38	5 8	(0.85)	(0.87)	$55,266	33%
$5.88	52.21	1.35	[5]	1.40	[5]	(0.96)	(1.01)	$74,144	22%
$3.94	23.09	1.35	[5]	1.48	[5]	(0.83)	(0.96)	$38,795	20%
$3.48	1.09	1.35	[5]	1.57	[5]	(0.74)	(0.95)	$19,060	24%
$4.10	21.04	1.36	6 8	1.66	6 8	(0.57)	(0.86)	$15,879	40%

$10.31	18.37	1.36	6 7	2.58	6 7	(0.71)	(1.93)	$4,498	11%
$8.71	(37.76)	1.35	5 8	2.35	5 8	(0.77)	(1.77)	$3,879	30%
$15.83	25.84	1.35	[5]	2.17	[5]	(0.86)	(1.68)	$7,054	58%
$12.60	26.00	1.36	[6]	4.70	[6]	(0.81)	(4.16)	$4,306	35%

$10.45	18.48	0.96	6 7	1.70	6 7	(0.31)	(1.05)	$10,031	11%
$8.82	(37.47)	0.95	5 8	1.53	5 8	(0.35)	(0.93)	$8,828	30%
$15.94	26.31	0.95	[5]	1.56	[5]	(0.46)	(1.07)	$12,385	58%
$12.64	26.40	0.96	[6]	2.79	[6]	(0.42)	(2.25)	$9,065	35%

$8.75	17.43	1.10	5 8	1.18	5 8	2.52	2.44	$120,477	26%
$8.00	(8.55)	1.10	5 8	1.20	5 8	2.46	2.36	$102,983	47%
$9.24	43.20	1.10	[5]	1.18	[5]	1.97	1.89	$119,966	41%
$6.56	(12.18)[13]	1.10	[5]	1.30	[5]	2.04	1.84	$96,323	76%
$7.74	(0.40)	1.10	[5]	1.19	[5]	2.30	2.22	$146,704	49%
$9.29	9.56 [10]	1.11	5 8	1.19	5 8	2.17	2.08	$192,811	72%

$8.73	17.41	0.95	5 8	1.12	5 8	2.71	2.55	$30,692	26%
$7.99	(8.42)	0.95	5 8	1.14	5 8	2.89	2.71	$15,583	47%
$9.23	43.26	0.99	[5]	1.43	[5]	2.04	1.60	$7,163	41%
$6.56	(11.93)[13]	0.95	[5]	1.38	[5]	2.21	1.78	$6,449	76%
$7.73	(0.25)	0.97	[5]	1.23	[5]	2.44	2.19	$7,978	49%
$9.28	9.61 [10]	0.95	5 8	1.58	5 8	2.39	1.76	$9,615	72%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Greater China Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$5.98	(0.04)	0.90	0.86	—	[4]	(0.39)	—	(0.39)
Year ended 9/30/22	$9.83	(0.05)	(3.83)[9]	(3.88)	0.03		—	—	—
Period ended 9/30/21[14]	$10.00	(0.05)	(0.17)	(0.22)	0.05		—	—	—
Greater China Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$5.96	(0.03)	0.90	0.87	—		(0.41)	—	(0.41)
Year ended 9/30/22	$9.82	(0.07)	(3.79)[9]	(3.86)	—	[4]	—	—	—
Period ended 9/30/21[14]	$10.00	(0.03)	(0.15)	(0.18)	—	[4]	—	—	—
International Growth Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$20.03	(0.04)	3.43	3.39	—	[4]	—	—	—
Year ended 9/30/22	$38.79	(0.07)	(15.16)	(15.23)	—	[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.07	(0.17)	8.68	8.51	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.23	(0.20)	6.82	6.62	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$36.95	(0.08)	(4.26)	(4.34)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.84	(-)[4]	4.04	4.04	—	[4]	—	(0.93)	(0.93)
International Growth Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$20.20	0.03	3.40	3.43	—	[4]	—	—	—
Year ended 9/30/22	$39.04	(0.02)	(15.29)	(15.31)	—	[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.24	(0.13)	8.72	8.59	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.33	(0.12)	6.81	6.69	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$37.03	(0.04)	(4.28)	(4.32)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.88	0.06	4.02	4.08	—	[4]	—	(0.93)	(0.93)
International Opportunities Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$2.51	(0.03)	0.39	0.36	—	[4]	—	—	—
Year ended 9/30/22	$5.26	(0.05)	(2.06)	(2.11)	—	[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.64	(0.07)	0.79	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.54	(0.09)	1.28	1.19	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.58	(0.09)	0.13	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.47	(0.05)	0.40	0.35	—	[4]	—	(0.24)	(0.24)
International Opportunities Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$2.55	(0.01)	0.38	0.37	—	[4]	—	—	—
Year ended 9/30/22	$5.33	(0.03)	(2.11)	(2.14)	—	[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.71	(0.05)	0.77	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.58	(0.04)	1.26	1.22	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.62	(0.02)	0.06	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.50	(0.03)	0.39	0.36	—	[4]	—	(0.24)	(0.24)
International Select Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$8.90	(0.04)	1.97	1.93	—	[4]	—	—	—
Year ended 9/30/22	$14.96	(0.10)	(5.97)	(6.07)	0.01		—	—	—
Year ended 9/30/21	$12.61	(0.07)	2.41	2.34	0.01		—	—	—
Year ended 9/30/20[11]	$10.00	(0.04)	2.64	2.60	0.01		—	—	—
International Select Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$9.01	(0.01)	1.99	1.98	—		—	—	—
Year ended 9/30/22	$15.10	(0.04)	(6.05)	(6.09)	—		—	—	—
Year ended 9/30/21	$12.69	— [4]	2.41	2.41	—		—	—	—
Year ended 9/30/20[11]	$10.00	(0.02)	2.68	2.66	0.03		—	—	—
Long/Short Alpha Fund
Six Months ended 3/31/23 (unaudited)	$9.01	(0.03)	1.76	1.73	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/22[15]	$10.00	(0.16)	(0.83)	(0.99)	—	[4]	—	—	—
Long/Short Alpha Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$9.03	(0.06)	1.80	1.74	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/22[15]	$10.00	(0.13)	(0.84)	(0.97)	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(For a share outstanding throughout each period.)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$6.45	14.47	1.53	6 7	3.89	6 7	(1.29)	(3.66)	$2,747	40%
$5.98	(39.17)[17]	1.62	6 7 19	3.56	6 7 19	(0.56)	(2.50)	$2,122	109%
$9.83	(1.70)	1.51	[6]	3.76	[6]	(0.60)	(2.85)	$3,795	43%

$6.42	14.66	1.28	6 7	3.13	6 7	(1.05)	(2.89)	$3,125	40%
$5.96	(39.31)[17]	1.36	6 7 19	2.61	6 7 19	(0.47)	(1.72)	$2,694	109%
$9.82	(1.80)	1.26	[6]	3.09	[6]	(0.34)	(2.17)	$6,779	43%

$23.42	16.92	1.50	6 7	1.50	6 7	(0.13)	(0.13)	$290,780	10%
$20.03	(42.98)	1.44	5 8	1.44	5 8	(0.14)	(0.14)	$279,608	20%
$38.79	26.59	1.41	[5]	1.41	[5]	(0.47)	(0.47)	$579,102	25%
$34.07	23.73	1.47	[5]	1.47	[5]	(0.50)	(0.50)	$497,104	45%
$28.23	(9.76)	1.46	[5]	1.46	[5]	(0.25)	(0.25)	$543,990	40%
$36.95	12.13	1.45	5 8	1.45	5 8	0.01	0.01	$748,847	44%

$23.63	16.98	1.36	6 7	1.37	6 7	(0.05)	(0.05)	$254,315	10%
$20.20	(42.90)	1.33	5 8	1.33	5 8	(0.03)	(0.03)	$319,936	20%
$39.04	26.70	1.32	[5]	1.32	[5]	(0.38)	(0.38)	$699,377	25%
$34.24	23.89	1.35	[5]	1.36	[5]	(0.38)	(0.38)	$569,068	45%
$28.33	(9.67)	1.35	[5]	1.35	[5]	(0.13)	(0.13)	$595,341	40%
$37.03	12.24	1.35	5 8	1.36	5 8	0.16	0.16	$816,942	44%

$2.87	14.34	2.03	6 7	2.03	6 7	(0.87)	(0.87)	$65,587	13%
$2.51	(45.24)	1.96	5 8	1.96	5 8	(1.05)	(1.05)	$64,198	39%
$5.26	15.68	1.91	[5]	1.91	[5]	(1.14)	(1.14)	$139,189	35%
$4.64	34.24	2.02	[6]	2.02	[6]	(1.20)	(1.20)	$129,071	35%
$3.54	1.61	2.09	[6]	2.09	[6]	(1.04)	(1.04)	$132,503	46%
$3.58	10.45	2.10	5 7	2.10	5 7	(1.07)	(1.07)	$240,489	36%

$2.92	14.51	1.96	6 7	1.96	6 7	(0.81)	(0.81)	$319,012	13%
$2.55	(45.21)	1.91	5 8	1.91	5 8	(0.97)	(0.97)	$354,481	39%
$5.33	15.44	1.89	[5]	1.89	[5]	(1.10)	(1.10)	$675,768	35%
$4.71	34.71	1.93	[5]	1.93	[5]	(1.06)	(1.06)	$544,914	35%
$3.58	1.59	1.96	[6]	1.96	[6]	(0.81)	(0.81)	$376,578	46%
$3.62	10.66	1.96	5 7	1.97	5 7	(0.86)	(0.87)	$292,345	36%

$10.83	21.69	1.35	6 7	3.82	6 7	(0.76)	(3.23)	$3,113	8%
$8.90	(40.51)	1.30	5 8	3.34	5 8	(0.72)	(2.76)	$2,514	27%
$14.96	18.64	1.30	[5]	3.09	[5]	(0.68)	(2.46)	$4,763	35%
$12.61	26.10	1.30	[5]	6.96	[5]	(0.55)	(6.20)	$2,861	36%

$10.99	21.98	0.94	6 7	3.12	6 7	(0.37)	(2.55)	$2,249	8%
$9.01	(40.33)	0.90	5 8	2.37	5 8	(0.30)	(1.76)	$2,788	27%
$15.10	18.99	0.90	[5]	3.03	[5]	(0.27)	(2.40)	$4,746	35%
$12.69	26.90	0.90	[6]	7.68	[6]	(0.19)	(6.96)	$2,069	36%

$10.73	19.20	2.49	6 7 18	2.56	6 7 18	(0.85)	(0.93)	$16,535	48%
$9.01	(9.90)	2.41	6 7 18	3.14	6 7 18	(1.62)	(2.35)	$8,184	55%

$10.76	19.27	2.20	6 7 18	2.53	6 7 18	(0.85)	(1.19)	$10,340	48%
$9.03	(9.70)	2.20	6 7 18	3.10	6 7 18	(1.47)	(2.37)	$13,782	55%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Micro Cap Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$5.72	(0.06)	0.53	0.47	—	[4]	—	—	—
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—	[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.56	(0.19)	3.85	3.66	—	[4]	—	(0.67)	(0.67)
Year ended 9/30/20	$7.45	(0.10)	3.08	2.98	—		—	(0.87)	(0.87)
Year ended 9/30/19	$9.86	(0.08)	(0.55)	(0.63)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/18	$8.23	(0.08)	2.88	2.80	—	[4]	—	(1.17)	(1.17)
Micro Cap Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$5.72	(0.04)	0.51	0.47	—	[4]	—	—	—
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—	[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.55	(0.19)	3.86	3.67	—	[4]	—	(0.67)	(0.67)
Period ended 9/30/20[12]	$7.74	(0.05)	1.86	1.81	—		—	—	—
Micro Cap Value Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$2.79	(0.02)	0.32	0.30	—	[4]	—	—	—
Year ended 9/30/22	$5.10	(0.04)	(1.33)	(1.37)	—	[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.65	(0.04)	2.02	1.98	—	[4]	—	(0.53)	(0.53)
Year ended 9/30/20	$3.21	(0.04)	0.78	0.74	—		—	(0.30)	(0.30)
Year ended 9/30/19	$3.83	(0.03)	(0.20)	(0.23)	—	[4]	(0.02)	(0.37)	(0.39)
Year ended 9/30/18	$3.48	(0.03)	0.65	0.62	—	[4]	—	(0.27)	(0.27)
Micro Cap Value Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$2.81	(0.01)	0.31	0.30	—	[4]	—	—	—
Year ended 9/30/22	$5.12	(0.04)	(1.33)	(1.37)	—	[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.66	(0.05)	2.04	1.99	—	[4]	—	(0.53)	(0.53)
Period ended 9/30/20[12]	$3.26	(0.01)	0.41	0.40	—		—	—	—
Small Cap Growth Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$29.19	(0.19)	3.09	2.90	—	[4]	—	—	—
Year ended 9/30/22	$62.46	(0.46)	(21.99)	(22.45)	—	[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$46.64	(0.57)	19.94	19.37	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.23	(0.32)	12.52	12.20	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.30	(0.28)	(2.33)	(2.61)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.72	(0.54)	15.19	14.65	—	[4]	—	(5.07)	(5.07)
Small Cap Growth Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$29.70	(0.14)	3.10	2.96	—	[4]	—	—	—
Year ended 9/30/22	$63.29	(0.42)	(22.35)	(22.77)	—	[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$47.18	(0.51)	20.17	19.66	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.60	(0.28)	12.65	12.37	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.61	(0.24)	(2.31)	(2.55)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.89	(0.31)	15.10	14.79	—	[4]	—	(5.07)	(5.07)
Small Cap Value Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$7.49	0.01	1.21	1.22	—	[4]	—	(0.19)	(0.19)
Year ended 9/30/22	$10.68	— [4]	(2.38)	(2.38)	—	[4]	— [4]	(0.81)	(0.81)
Year ended 9/30/21	$6.99	(0.02)	3.71	3.69	—	[4]	—	—	—
Year ended 9/30/20	$7.61	0.01	(0.54)	(0.53)	—		(0.04)	(0.05)	(0.09)
Year ended 9/30/19	$8.53	0.03	(0.36)	(0.33)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.94	0.02	1.10	1.12	—	[4]	(0.01)	(0.52)	(0.53)
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$7.56	0.01	1.23	1.24	—	[4]	—	(0.19)	(0.19)
Year ended 9/30/22	$10.78	0.01	(2.41)	(2.40)	—	[4]	(0.01)	(0.81)	(0.82)
Year ended 9/30/21	$7.05	— [4]	3.73	3.73	—	[4]	—	—	—
Year ended 9/30/20	$7.67	0.03	(0.55)	(0.52)	—		(0.05)	(0.05)	(0.10)
Year ended 9/30/19	$8.58	0.03	(0.35)	(0.32)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.98	0.04	1.10	1.14	—	[4]	(0.02)	(0.52)	(0.54)

See Notes to Financial Highlights and Notes to Financial Statements.

(For a share outstanding throughout each period.)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$6.19	8.22	1.70	5 8	1.70	5 8	(1.52)	(1.52)	$554,398	31%
$5.72	(39.42)	1.66	5 8	1.66	5 8	(1.54)	(1.54)	$558,093	59%
$12.55	38.81	1.63	[5]	1.63	[5]	(1.52)	(1.52)	$1,155,133	63%
$9.56	43.47	1.66	[5]	1.66	[5]	(1.48)	(1.48)	$746,749	75%
$7.45	(1.15)	1.66	[5]	1.66	[5]	(1.31)	(1.31)	$473,505	67%
$9.86	38.04	1.65	5 8	1.65	5 8	(1.27)	(1.27)	$496,128	54%

$6.19	8.22	1.60	5 8	1.62	5 8	(1.43)	(1.44)	$78,452	31%
$5.72	(39.40)	1.59	5 8	1.59	5 8	(1.47)	(1.47)	$76,558	59%
$12.55	38.96	1.56	[5]	1.56	[5]	(1.45)	(1.45)	$198,477	63%
$9.55	23.39	1.60	[5]	1.62	[5]	(1.43)	(1.45)	$59,124	75%

$3.09	10.75	1.74	5 8	1.74	5 8	(0.94)	(0.94)	$256,273	27%
$2.79	(32.47)	1.70	5 8	1.70	5 8	(1.13)	(1.13)	$249,290	50%
$5.10	58.11	1.66	[5]	1.66	[5]	(1.15)	(1.15)	$387,236	82%
$3.65	24.17	1.74	[5]	1.74	[5]	(1.01)	(1.01)	$222,963	63%
$3.21	(4.50)	1.74	[5]	1.74	[5]	(0.90)	(0.90)	$249,523	66%
$3.83	18.84	1.74	5 8	1.74	5 8	(0.89)	(0.89)	$283,623	69%

$3.11	10.68	1.60	5 8	1.65	5 8	(0.80)	(0.85)	$44,286	27%
$2.81	(32.31)	1.60	5 8	1.63	5 8	(1.03)	(1.06)	$42,952	50%
$5.12	58.25	1.60	[5]	1.61	[5]	(1.10)	(1.10)	$56,381	82%
$3.66	12.27	1.60	[5]	1.84	[5]	(0.99)	(1.23)	$25,317	63%

$32.09	9.93	1.18	5 8	1.18	5 8	(0.99)	(0.99)	$879,674	16%
$29.19	(42.42)	1.15	5 8	1.15	5 8	(1.05)	(1.05)	$848,033	32%
$62.46	42.49	1.12	[5]	1.12	[5]	(1.00)	(1.00)	$1,744,187	40%
$46.64	33.26	1.16	[5]	1.16	[5]	(0.89)	(0.89)	$1,247,871	37%
$40.23	1.67 [5]	1.17	[6]	1.17	[6]	(0.80)	(0.80)	$978,825	26%
$55.30	35.08	1.20	5 8	1.20	5 8	(0.84)	(0.84)	$1,170,809	36%

$32.66	9.97	1.05	5 8	1.07	5 8	(0.87)	(0.89)	$1,252,315	16%
$29.70	(42.35)	1.05	5 8	1.06	5 8	(0.94)	(0.95)	$1,138,901	32%
$63.29	42.62	1.05	[5]	1.06	[5]	(0.92)	(0.93)	$1,898,152	40%
$47.18	33.39	1.05	[5]	1.08	[5]	(0.78)	(0.81)	$1,233,331	37%
$40.60	1.80	1.06	[6]	1.09	[6]	(0.68)	(0.72)	$712,833	26%
$55.61	35.27	1.06	5 7	1.10	5 7	(0.70)	(0.74)	$714,184	36%

$8.52	16.43	1.18	5 8	1.18	5 8	0.15	0.15	$572,468	32%
$7.49	(24.18)	1.16	5 8	1.16	5 8	0.04	0.04	$570,201	61%
$10.68	52.79	1.16	[5]	1.16	[5]	(0.16)	(0.16)	$840,022	50%
$6.99	(7.13)	1.21	[5]	1.21	[5]	0.22	0.22	$525,957	58%
$7.61	(2.69)	1.20	[5]	1.20	[5]	0.51	0.51	$454,451	25%
$8.53	14.54	1.20	5 8	1.20	5 8	0.29	0.29	$347,298	46%

$8.61	16.54	1.05	5 8	1.06	5 8	0.27	0.26	$762,823	32%
$7.56	(24.15)	1.05	5 8	1.06	5 8	0.14	0.14	$663,167	61%
$10.78	52.91	1.05	[5]	1.06	[5]	(0.05)	(0.06)	$849,537	50%
$7.05	(6.94)	1.05	[5]	1.08	[5]	0.38	0.34	$472,331	58%
$7.67	(2.55)	1.05	[5]	1.09	[5]	0.70	0.66	$368,498	25%
$8.58	14.78	1.06	5 8	1.13	5 8	0.43	0.35	$91,857	46%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Ultra Growth Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$26.29	(0.17)	2.34	2.17	—	[4]	—	—	—
Year ended 9/30/22	$50.98	(0.43)	(18.93)	(19.36)	—	[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.56	(0.48)	13.30	12.82	0.01		—	(1.41)	(1.41)
Year ended 9/30/20	$25.30	(0.17)	14.98	14.81	0.01		—	(0.56)	(0.56)
Year ended 9/30/19	$27.68	(0.18)	(0.60)	(0.78)	0.01		—	(1.61)	(1.61)
Year ended 9/30/18	$21.81	— [4]	8.31	8.31	—	[4]	(0.10)	(2.34)	(2.44)
Ultra Growth Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$26.37	(0.11)	2.31	2.20	—	[4]	(0.04)	—	(0.04)
Year ended 9/30/22	$51.05	(0.34)	(19.01)	(19.35)	—	[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.58	(0.41)	13.28	12.87	0.01		—	(1.41)	(1.41)
Period ended 9/30/20[12]	$29.39	(0.09)	10.28	10.19	—	[4]	—	—	—
U.S. Select Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$9.74	(0.02)	2.06	2.04	—	[4]	—	—	—
Period ended 9/30/22[16]	$10.00	(0.01)	(0.26)	(0.27)	0.01		—	—	—
U.S. Select Fund — Institutional Class
Six Months ended 3/31/23 (unaudited)	$9.73	(0.01)	2.07	2.06	—		—	—	—
Period ended 9/30/22[16]	$10.00	(0.01)	(0.26)	(0.27)	—		—	—	—
U.S. Treasury Fund — Investor Class
Six Months ended 3/31/23 (unaudited)	$12.53	0.17	0.35	0.52	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/22	$18.10	0.28	(5.57)	(5.29)	0.01		(0.29)	—	(0.29)
Year ended 9/30/21	$22.42	0.25	(3.00)	(2.75)	0.01		(0.24)	(1.34)	(1.58)
Year ended 9/30/20	$19.26	0.30	3.13	3.43	0.03		(0.30)	—	(0.30)
Year ended 9/30/19	$15.26	0.34	3.99	4.33	0.01		(0.34)	—	(0.34)
Year ended 9/30/18	$16.32	0.35	(1.07)	(0.72)	—	[4]	(0.34)	—	(0.34)

See Notes to Financial Highlights and Notes to Financial Statements.

(For a share outstanding throughout each period.)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$28.46	8.25	1.25	5 8	1.25	5 8	(0.97)	(0.97)	$969,269	12%
$26.29	(41.70)	1.18	5 8	1.18	5 8	(1.00)	(1.00)	$984,853	34%
$50.98	32.78	1.16	[5]	1.16	[5]	(0.96)	(0.96)	$2,255,327	35%
$39.56	59.54	1.19	[5]	1.19	[5]	(0.95)	(0.95)	$1,733,280	37%
$25.30	(1.35)	1.24	[5]	1.24	[5]	(0.93)	(0.93)	$623,154	17%
$27.68	41.97	1.24	5 8	1.24	5 8	(1.00)	(1.00)	$297,562	44%

$28.53	8.34	1.05	5 8	1.08	5 8	(0.78)	(0.80)	$412,935	12%
$26.37	(41.62)	1.05	5 8	1.06	5 8	(0.87)	(0.88)	$389,020	34%
$51.05	32.89	1.05	[5]	1.06	[5]	(0.86)	(0.87)	$717,666	35%
$39.58	34.67	1.05	[5]	1.07	[5]	(0.97)	(0.98)	$348,388	37%

$11.78	20.94	1.02	6 7	4.39	6 7	(0.49)	(3.86)	$2,946	24%
$9.74	(2.60)	1.01	6 7	11.81	6 7	(0.59)	(11.39)	$1,779	4%

$11.79	21.17	0.87	6 7	2.70	6 7	(0.35)	(2.18)	$6,678	24%
$9.73	(2.70)	0.86	6 7	10.54	6 7	(0.43)	(10.11)	$3,566	4%

$12.88	4.10	0.70	5 8	0.70	5 8	2.56	2.56	$276,855	7%
$12.53	(29.44)	0.67	5 8	0.67	5 8	1.70	1.70	$287,523	47%
$18.10	(12.74)	0.66	[5]	0.66	[5]	1.30	1.30	$462,949	50%
$22.42	18.06	0.66	[5]	0.66	[5]	1.41	1.41	$545,586	13%
$19.26	28.73	0.69	[5]	0.69	[5]	2.05	2.05	$379,644	29%
$15.26	(4.47)	0.70	5 8	0.70	5 8	2.13	2.13	$303,105	6%

Wasatch Funds

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expenses of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]	Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]	The Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The reimbursement reduced the Net Realized and Unrealized Losses on Investments by $0.24 per share.

[10]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.06 and $0.06 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) would have been $0.59 and $0.60 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been 8.74% and 8.91% for the Investor Class and Institutional Class, respectively.

[11]	Fund inception date was October 1, 2019.

[12]	Institutional Class inception date was January 31, 2020.

[13]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.07 and $0.07 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $(1.16) and $(1.14) per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been (13.11)% and (13.00)% for the Investor Class and Institutional Class, respectively.

[14]	Fund inception date was November 30, 2020.

[15]	Fund inception date was October 1, 2021.

[16]	Fund inception date was June 13, 2022.

[17]	The Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The reimbursement increased the total return by 3.54%.

[18]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]
Long/Short Alpha Fund — Investor Class
Period ended 3/31/23	1.75	1.82
Year ended 9/30/22	1.75	2.48

Long/Short Alpha Fund — Institutional Class
Period ended 3/31/23	1.50	1.83
Year ended 9/30/22	1.50	2.40

[19]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]
Greater China Fund — Investor Class
Year ended 9/30/22	1.51	3.46

Greater China Fund — Institutional Class
Year ended 9/30/22	1.26	2.51

Wasatch Funds	MARCH 31, 2023 (Unaudited)

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 20 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Opportunities Fund, Global Select Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each classified as a diversified fund. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Greater China Fund, International Select Fund, Long/Short Alpha Fund and U.S. Select Fund are each classified as a non-diversified fund. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust redesignated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 19 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012; Emerging Markets Select Fund, which commenced operations on December 13, 2012; Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016; Global Select Fund and International Select Fund, which commenced operations on October 1, 2019; Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund, which commenced operations on January 31, 2020; Greater China Fund, which commenced operations on November 30, 2020; Long/Short Alpha Fund, which commenced operations on October 1, 2021; and U.S. Select Fund, which commenced operations on June 13, 2022. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors LP, d/b/a Wasatch Global Investors, as investment advisor (the “Advisor” or “Wasatch”).

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, Greater China, International Growth, International Opportunities, International Select, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth,

Small Cap Value, Ultra Growth and U.S. Select Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2023. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds are investment companies and accordingly they follow the investment company accounting and reporting guidance in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as a realized gain or loss.

For financial reporting purposes, estimates on all real estate investment trust (REIT) rates are based on prior year average rates made public by the REITs. To obtain these rates Wasatch utilizes a service through Wall Street Concepts, which gathers and disseminates the information. Prior to filing tax returns, REIT rates are trued up for actual rates. The differences between the actual versus the trued-up rates are captured in the next fiscal year’s financial reporting process.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly.

Wasatch Funds

Notes to Financial Statements (continued)

Expenses not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Equity Funds (the Long/Short Alpha Fund in particular) may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statements of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if

MARCH 31, 2023 (Unaudited)

the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

None of the Funds entered into foreign currency contracts transactions during the six-month period ended March 31, 2023.

5. PURCHASES AND SALES OF SECURITIES

The cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2023 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Purchases	$415,746,191	$60,255,441	$76,484,643	$30,751,110	$3,346,217
Sales	527,506,667	121,671,598	29,213,867	102,751,492	11,575,989

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Purchases	$24,561,578	$1,495,318	$44,870,243	$2,919,895	$57,236,796
Sales	24,640,592	1,993,652	35,122,316	2,378,342	203,773,151

	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$50,595,495	$436,315	$16,317,403	$195,449,169	$81,272,989
Sales	116,156,884	1,547,260	14,238,500	254,649,202	96,686,393

	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund
Purchases	$328,639,898	$438,074,398	$167,886,614	$4,813,220
Sales	413,192,967	485,809,402	274,450,135	1,650,073

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $20,887,109 and $41,242,988, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is the Funds’ policy to qualify as regulated investment companies and distribute substantially all of their taxable income to shareholders. The Funds’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return.

Management has analyzed the Funds’ tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements.

As of March 31, 2023, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Cost	$2,324,085,787	$316,022,299	$481,670,402	$268,926,493	$33,432,634

Gross appreciation	$866,614,331	$120,110,157	$33,505,597	$130,948,475	$6,963,720
Gross (depreciation)	(264,543,088)	(6,884,204)	(82,062,942)	(42,424,300)	(5,024,686)

Net appreciation (depreciation)	$602,071,243	$113,225,953	$(48,557,345)	$88,524,175	$1,939,034

Wasatch Funds

Notes to Financial Statements (continued)

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Cost	$152,348,324	$14,247,206	$125,748,625	$7,456,274	$402,842,608

Gross appreciation	$48,190,202	$2,136,754	$21,608,707	$308,825	$168,157,161
Gross (depreciation)	(18,002,623)	(1,865,447)	(2,952,061)	(1,857,315)	(30,545,875)

Net appreciation (depreciation)	$30,187,579	$271,307	$18,656,646	$(1,548,490)	$137,611,286

	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Cost	$331,086,820	$5,027,379	$20,359,035	$596,102,588	$251,881,520

Gross appreciation	$100,361,893	$703,391	$5,022,824	$112,595,048	$72,974,750
Gross (depreciation)	(49,808,913)	(610,486)	(3,848,746)	(84,775,513)	(34,667,477)

Net appreciation (depreciation)	$50,552,980	$92,905	$1,174,078	$27,819,535	$38,307,273

	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund	U.S. Treasury Fund
Cost	$125,748,625	$1,197,681,512	$1,341,669,899	$8,978,082	$348,352,562

Gross appreciation	$21,608,707	$263,801,701	$350,069,901	$766,511	$—
Gross (depreciation)	(2,952,061)	(84,150,213)	(318,186,022)	(199,231)	(76,003,650)

Net appreciation (depreciation)	$18,656,646	$179,651,488	$31,883,879	$567,280	$(76,003,650)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation (depreciation) on passive foreign investment companies (PFICs), and other temporary tax adjustments.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of this report.

Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from ordinary income and realized capital gains for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction (tax equalization).

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to passive foreign investment company shares, foreign capital gains taxes, foreign currency transactions, corporate actions, wash sales and investments in REITs. These reclassifications have no effect on net assets or net asset value per share.

The Funds are permitted to carry forward capital losses for an unlimited period. The losses that are carried forward retain their character as either short-term or long-term capital losses.

Capital loss carryforwards as of September 30, 2022 are as follows:

	Non-Expiring
Fund	Short Term	Long Term
Emerging Markets Select Fund	$483,008	$—
Frontier Emerging Small Countries Fund	95,179,079	5,909,129
Global Value Fund*	23,779,525	136,520,176
Greater China Fund	2,505,331	650,816
International Select Fund	413,327	168,922
Micro Cap Fund	1,463,356	—
U.S. Treasury Fund	12,763,207	54,976,373

*	The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

MARCH 31, 2023 (Unaudited)

During the tax year ended September 30, 2022, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Global Value Fund	$1,027,950

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$(14,008,024)
Emerging India Fund	—	(9,879,336)
Emerging Markets Select Fund	(35,366,380)	(1,746,509)
Emerging Markets Small Cap Fund	—	(9,367,362)
Frontier Emerging Small Countries Fund	—	(2,711,638)
Global Opportunities Fund	—	(2,450,363)
Global Select Fund	(1,379,361)	(56,024)
Global Value Fund	—	(15,776)
International Growth Fund	(8,843,338)	(1,369,984)
International Opportunities Fund	(36,751,064)	(4,140,412)
International Select Fund	—	(18,159)
Micro Cap Fund	(57,195,921)	(9,615,531)
Micro Cap Value Fund	(13,934,191)	(2,830,073)
Small Cap Growth Fund	(15,243,847)	(18,857,904)
Small Cap Value Fund	—	(114,009)
Ultra Growth Fund	(18,863,740)	(13,725,563)
U.S. Select Fund	—	(5,028)

EU Reclaims — Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and rates. Several Wasatch Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income in the Statements of Operations and any related receivable, if any, is reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by the Funds during the fiscal year exceed foreign withholding taxes paid, and the Funds had previously passed foreign tax credits on to their shareholders, the Funds may enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Funds’ shareholders.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse the Investor Class shares and the Institutional Class shares of certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2024. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2024). A Fund may only make a repayment to the Advisor for the amount reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. All amounts not recovered at the end of the period expire on January 31, 2024. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not

Wasatch Funds

Notes to Financial Statements (continued)

incurred in the ordinary course of the Funds’ business in excess of such limitations. Investment advisory fees and fees waived, if any, for the six months ended March 31, 2023 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2024	$76,993
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2024	—
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2024	—
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2024	77,170
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2024	59,129
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2024	19,553
Global Select Fund	0.85%	1.35%	0.95%	1/31/2024	61,609
Global Value Fund	0.90%	1.10%	0.95%	1/31/2024	66,860
Greater China Fund	1.00%	1.50%	1.25%	1/31/2024	62,284
International Growth Fund	1.25%	1.75%	1.35%	1/31/2024	9,394
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2024	1,274
International Select Fund	0.80%	1.30%	0.90%	1/31/2024	62,807
Long/Short Alpha Fund	1.25%	1.75%	1.50%	1/31/2024	28,076
Micro Cap Fund	1.50%	1.95%	1.60%	1/31/2024	5,185
Micro Cap Value Fund	1.50%	1.95%	1.60%	1/31/2024	11,597
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2024	114,410
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2024	40,195
Ultra Growth Fund	1.00%	1.50%	1.05%	1/31/2024	46,466
U.S. Select Fund	0.75%	1.00%	0.85%	1/31/2024	77,371
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2024	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that is, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2022, and unchanged in the calendar year 2023, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $150,000 per year for services rendered and a fee of $30,000 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2022 Base Compensation”). Trustees will receive an additional $12,000 for in-person attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance of any special Board meeting or commit-

tee meeting (or any combination thereof). In addition, the Chair of the Board receives an additional 25% of the 2022 Base Compensation and the Chair of a Committee receives an additional 15% of the 2022 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board receives an additional fee of $75,000 a year as Chair. The Chair of the Audit Committee and the Chair of the Nominating Committee each receive an additional $45,000 per year as Chair.

In the calendar year of 2021, each Independent Trustee was paid a retainer of $126,750 per year for services rendered and a fee of $25,350 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2021 Base Compensation”). Trustees received an additional $12,000 for in-person attendance at any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance at any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board received an additional 25% of the 2021 Base Compensation and the Chair of a Committee received an additional 15% of the 2021 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board received

MARCH 31, 2023 (Unaudited)

an additional fee of $31,687.50 a year as Chair and $7,921.75 for attendance in person or telephonically at each regular Board meeting (four meetings per year) in 2021. The Chair of the Audit Committee and the Chair of the Nominating Committee each received an additional $19,012.50 per year as Chair and $4,753.13 for attendance in person or telephonically at each regular Board meeting (four meetings per year) in 2021.

Payments by Advisor — During 2018, the Advisor paid for a portion of the expenses in connection with the merger of the Long/Short and Global Value Funds. The Advisor will not be reimbursed for these amounts. The impact of the payments is reflected in the net expense ratios in the Financial Highlights.

During 2022, the Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The impact of the payment is reflected in the Total Return and Realized and Unrealized Gains (Losses) on Investments sections in the Financial Highlights.

Payments by Sub-Advisor — Pursuant to a sub-advisory agreement entered into between the Advisor and Hoisington Investment Management Company (“HIMCo”), the Sub-Advisor for the U.S. Treasury Fund, (“HIMCo Sub-Advisory Agreement”), and subject to the supervision of the Advisor, HIMCo directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of orders to purchase or sell securities on behalf of the Fund. The HIMCo Sub-Advisory Agreement provides that the Advisor shall pay HIMCo a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary” — together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of March 31, 2023 up to 0.40% annually) of the average value of the Funds’ Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which are intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

Wasatch Funds

Notes to Financial Statements (continued)

10% Shareholders — As of March 31, 2023, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	46.62%
Emerging India Fund	3	67.23%
Emerging Markets Select Fund	3	67.70%
Emerging Markets Small Cap Fund	2	58.46%
Frontier Emerging Small Countries Fund	4	66.29%
Global Opportunities Fund	3	61.96%
Global Select Fund	3	68.98%
Global Value Fund	2	72.91%
Greater China Fund	3	66.39%
International Growth Fund	2	47.60%
International Opportunities Fund	2	36.53%
International Select Fund	4	76.19%
Long/Short Alpha Fund	4	91.01%
Micro Cap Fund	2	40.23%
Micro Cap Value Fund	3	60.84%
Small Cap Growth Fund	3	61.57%
Small Cap Value Fund	4	72.69%
Ultra Growth Fund	2	59.09%
U.S. Select Fund	3	89.63%
U.S. Treasury Fund	5	65.84%

Affiliated Interests — As of March 31, 2023, the Advisor and its affiliates, and the retirement plans of the Advisor and its affiliates, held shares of the Funds, which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	25	2.86%
Emerging India Fund	32	4.90%
Emerging Markets Select Fund	25	3.44%
Emerging Markets Small Cap Fund	17	2.23%
Frontier Emerging Small Countries Fund	14	2.15%
Global Opportunities Fund	17	5.31%
Global Select Fund	21	67.63%
Global Value Fund	12	3.49%
Greater China Fund	17	59.74%
International Growth Fund	16	0.52%
International Opportunities Fund	16	2.39%
International Select Fund	12	47.97%
Long/Short Alpha Fund	17	43.29%
Micro Cap Fund	17	0.89%
Micro Cap Value Fund	18	2.36%
Small Cap Growth Fund	23	2.59%
Small Cap Value Fund	15	1.38%
Ultra Growth Fund	20	1.50%
U.S. Select Fund	15	67.20%
U.S. Treasury Fund	12	1.10%

*	Multiple accounts with the same beneficial owner are treated as one account.

MARCH 31, 2023 (Unaudited)

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the six months ended March 31, 2023 with an “affiliated company” as so defined:

	Value, Beginning Of the Period	Purchases At Cost	Proceeds From Sales	Value, End Of the Period	Dividends Credited to Income for the Period ended 3/31/2023	Gain (Loss) Realized on Sale of Shares For the Period ended 3/31/2023	Change in Unrealized Appreciation for The Period ended 3/31/2023
Micro Cap Fund
Common Stock
PharmaCielo Ltd.	$2,546,853	$—	$21,844	$1,366,907	$—	$(209,016)	$(949,086)

Small Cap Growth Fund
Common Stock
Pennant Group, Inc.*	20,382,041	—	20,817,841	—	—	(15,036,554)	15,472,354
TaskUS, Inc., Class A*	23,923,988	—	6,236,593	16,510,436	—	(9,514,323)	8,337,364
Vintage Wine Estates, Inc., PIPE Shares	15,235,000	—	1,451,243	5,208,817	—	(4,868,227)	(3,706,713)
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	13,770,449	—	—	18,330,038	—	—	4,559,589

	$73,311,478	$—	$28,505,677	$40,049,291	$—	$(29,419,104)	$24,662,594

Ultra Growth Fund
Common Stock
Conformis, Inc.	2,631,685	—	23,756	871,541	—	(129,772)	(1,606,616)
Exagen, Inc.	2,625,714	—	26,421	2,329,415	—	(196,072)	(73,806)
Vintage Wine Estates, Inc., PIPE Shares	11,654,883	—	767,477	4,103,156	—	(2,960,663)	(3,823,587)
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	11,475,385	—	—	15,275,047	—	—	3,799,662

	$28,387,667	$—	$817,654	$22,579,159	$—	$(3,286,507)	$(1,704,347)

	Share Activity				Dividends Credited to Income for the Period ended 3/31/2023	Gain (Loss) Realized on Sale of Shares For the Period ended 3/31/2023	Change in Unrealized Appreciation for the Period ended 3/31/2023
	Balance 9/30/2022	Purchases/ Additions	Sales/ Reductions	Balance 3/31/2023
Micro Cap Fund
Common Stock
PharmaCielo Ltd.	7,995,671	—	134,500	7,861,171	$—	$(209,016)	$(949,086)

Small Cap Growth Fund
Common Stock
Pennant Group, Inc.*	1,957,929	—	1,957,929	—	—	(15,036,554)	15,472,354
TaskUS, Inc., Class A*	1,485,962	—	342,580	1,143,382	—	(9,514,323)	8,337,364
Vintage Wine Estates, Inc., PIPE Shares	5,500,000	—	631,947	4,868,053	—	(4,868,227)	(3,706,713)
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	611,205	—	—	611,205	—	—	4,559,589

	9,555,096	—	2,932,456	6,622,640	$—	$(29,419,104)	$24,662,594

Ultra Growth Fund
Common Stock
Conformis, Inc.	13,764,042	—	13,219,329	544,713	—	(129,772)	(1,606,616)
Exagen, Inc.	968,898	—	10,291	958,607	—	(196,072)	(73,806)
Vintage Wine Estates, Inc., PIPE Shares	4,207,539	—	372,814	3,834,725	—	(2,960,663)	(3,823,587)
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	509,338	—	—	509,338	—	—	3,799,662

	19,449,817	—	13,602,434	5,847,383	$—	$(3,286,507)	$(1,704,347)

*

This security was deemed to no longer meet the criteria of an affiliated company at the reporting date. For financial statement purposes, the total amount of the gain (loss) realized on sale of shares and the total change in unrealized appreciation for the period ended September 30, 2022 is included in the Statements of Operations even though the security was not deemed an affiliated company as of the end of the year end.

Wasatch Funds

Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2023, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent Of Net Assets
Core Growth Fund
Hagerty, Inc., expiring 12/2/2026	Warrants	12/2/2021	$1,859,173	$939,600	0.03%

Micro Cap Fund
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	$10,000,013	$10,183,374	1.61%
Esperion Therapeutics, Inc., expiring 9/22/2026	Warrants	12/3/2021	613,226	661,535	0.10%
IM Cannabis Corp., expiring 5/7/2026	Warrants	5/5/2021	616,971	0	0.00%

			$11,230,210	$10,844,909	1.71%

Micro Cap Value Fund
Regenacy Pharmaceuticals LLC	LLC Membership Interest	12/21/2016	$30,001	$505	0.00%
Greenlane Holdings, Inc., expiring 2/24/2026	Warrants	2/22/2021	396,902	0	0.00%

			$426,903	$505	0.00%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/2014	$8,000,002	$7,111,212	0.33%
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	17,999,987	18,330,038	0.86%
Nanosys, Inc., Series A-1 Pfd.	Preferred Stock	8/13/2010	184,939	147,951	0.01%
Nanosys, Inc., Series A-2 Pfd.	Preferred Stock	11/8/2005	2,000,000	793,599	0.04%
Esperion Therapeutics, Inc., expiring 9/22/2026	Warrants	12/3/2021	1,411,160	1,599,404	0.07%

			$29,596,088	$27,982,204	1.31%

Ultra Growth Fund
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	$15,000,004	$15,275,047	1.10%
Nanosys, Inc., Series A-1 Pfd.	Preferred Stock	8/13/2010	46,235	36,988	0.00%
Nanosys, Inc., Series A-2 Pfd.	Preferred Stock	11/8/2005	500,001	198,400	0.01%
Esperion Therapeutics, Inc., expiring 9/22/2026	Warrants	12/3/2021	1,074,843	1,189,093	0.09%
Hagerty, Inc., expiring 12/2/2026	Warrants	12/2/2021	1,549,310	783,000	0.06%

			$18,170,393	$17,482,528	1.26%

10. LINE OF CREDIT

Effective May 11, 2022, the Trust and each Fund renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”) that mature on May 12, 2023. The agreements, as amended, had no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the overnight federal-funds rate in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

MARCH 31, 2023 (Unaudited)

For the six months ended March 31, 2023, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/2023
Core Growth Fund	$14,630,105	28	$53,015	4.66%	$—
Emerging Markets Small Cap Fund	3,220,157	61	44,274	5.00%	—
Frontier Emerging Small Countries Fund	640,118	10	871	4.90%	—
Global Opportunities Fund	764,078	46	5,072	5.19%	—
Global Select Fund	112,924	12	189	5.01%	—
Greater China Fund	1,095,135	3	531	5.82%	—
International Growth Fund	4,897,499	29	18,793	4.76%	—
International Opportunities Fund	847,389	4	408	4.33%	—
International Select Fund	931,100	7	1,010	5.58%	—
Micro Cap Fund	2,923,831	14	5,823	5.12%	—
Micro Cap Value Fund	112,178	1	17	5.58%	—
Small Cap Growth Fund	8,736,622	11	13,427	5.03%	—
Small Cap Value Fund	4,569,685	4	2,833	5.58%	—
Ultra Growth Fund	2,032,969	11	2,963	4.77%	—
U.S. Select Fund	483,271	7	459	4.89%	—
U.S. Treasury Fund	286,581	1	44	5.58%	—

11. PRINCIPAL RISKS

Market Risk — Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility.

Additional Market Disruption Risk — In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and the European Union, issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; may result in a decline in the value and liquidity of Russian securities; may result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; may weaken the value of the ruble; downgrade Russia’s credit rating; may freeze Russian securities and/or funds invested in prohibited assets and may impair the ability to trade in Russian securities and/or other assets; and may have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have divested interests and curtailed business dealings with certain Russian businesses. Countermeasures or retaliatory actions by Russia may further impair the value and liquidity of Russian securities.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the world (including Europe and the United States); companies in other countries (particularly those that have done business with

Wasatch Funds

Notes to Financial Statements (continued)

Russia); and various sectors, industries and markets relating to securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies, and have a negative effect on a Fund’s investments and performance beyond any direct or indirect exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the world, which may negatively impact such countries and the companies in which the Funds invest. Accordingly, there may be heightened risk of cyberattacks, which result in, among other things, disruptions in the functioning and operations of industries or companies around the world, including in the United States and Europe.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and any future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Funds’ performance and the value of an investment in the Funds, particularly with respect to Russian exposure.

Global Pandemic Risk — The value of a Fund’s investments may be impacted by global health crises or other events. For example, an outbreak of the respiratory disease designated as Covid-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of Covid-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions; significant disruptions to business operations across many industries, to supply chains and to customer activity; and event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in health-care service preparation and delivery; quarantines; and general concern and uncertainty that have negatively affected the economic environment. These impacts also have caused significant market volatility and disruption, which may continue over extended periods. The ultimate impact of Covid-19 or other health emergencies on the domestic and global economies is impossible to predict accurately. Less developed countries and their health-care systems may be more vulnerable to these impacts. The impact of this Covid-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession and may adversely impact the value of an investment in a Fund.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S.

issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging- and frontier-market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Indian Market and India Region Risk — The Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the Global Select Fund, the International Growth Fund, and the International Opportunities Fund may invest a significant amount of their assets in the securities of companies tied economically to India (the “India region”). Companies in the India region with economic ties to India may be located in India, Bangladesh, Pakistan and Sri Lanka. The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States, and the securities markets in the India region are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required, and shortages of vault capacity and trained personnel has existed among qualified custodial banks in the India region. A Fund may be unable to sell securities when the registration process is incomplete and may experience delays in receiving dividends. If a market’s trading volume is limited by operational difficulties, the ability of a Fund to invest may be impaired. A Fund’s ability to buy or sell India region securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In previous years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions, including economic and tax reforms, can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. The government in India has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of

MARCH 31, 2023 (Unaudited)

private enterprises in India. Further, any actions or other factors that may impede the flow of foreign capital to India may also inhibit its growth. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. In addition, large portions of many Indian companies remain in the hands of their founders (including members of their families) and the corporate governance of such family-owned companies may be weaker and less transparent. Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country). India’s longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy. Escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a Fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Greater China Region Risk — The Greater China Fund is subject to additional risks associated with its investments in the Greater China Region. The Greater China Region includes The People’s Republic of China (“PRC” or “China”), Hong Kong, and Taiwan. The other Equity Funds may also invest in countries in the Asia region, including China, Hong Kong, and Taiwan, and therefore may also be subject to the risks of investing in such countries. China may be subject to considerable degrees of economic, political or social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese governmental actions can have a significant effect on economic conditions in China, Hong Kong, and Taiwan or on a particular issuer or industry, which could adversely affect the value and liquidity of investments. The Chinese government exercises significant control over China’s economy through, among other things, its industrial policies, monetary policies, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies may adversely impact industries and companies in China. Although over the years the Chinese government has been reforming economic and market practices, the Chinese government could, at any time, alter or discontinue such economic reform programs, adversely affecting industries and companies in China.

Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and business structure.

The Chinese economy has grown rapidly in recent years and there is no assurance that this growth rate will be maintained. China’s economy may experience a significant slowdown, an economic recession or periods of substantial inflation which may have a negative effect on its securities market. China’s economy, particularly its export-oriented industries, may be adversely impacted by the developments in the economies and governmental actions of their principal trading partners, including the United States, such as a reduction in spending on Chinese products and services, a downturn in the economies of China’s key trading partners, and the imposition of trading restrictions, tariffs or other protectionist trade policies.

The United States and China have been engaged in an ongoing trade war with one another, which has led to trade frictions between their economies and negative repercussions for global markets and other nations closely affiliated with those countries. The current political climate has intensified concerns about the ongoing trade war between China and the United States, as each country has imposed tariffs on the other country’s products. These actions may significantly reduce international trade, substantially reduce the price of goods, cause an oversupply of certain manufactured goods and trigger the possible failure of individual companies and/or large segments of China’s export industry which could have a negative impact on a Fund’s performance. In addition, there is a risk that further capital controls and/or sanctions may be imposed, which could include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory action such as the seizure of assets. Further, any perceived actions by China to assist Russia in evading sanctions imposed as a result of the Ukraine invasion may result in new or expanded sanctions against China. Any of these actions could severely impair a Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to Chinese securities and assets, including the ability to transfer the Fund’s assets and income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect a Fund’s operations, causing the Fund to decline in value. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs or escalating actions may be imposed in the future.

Wasatch Funds

Notes to Financial Statements (continued)

In addition, on June 3, 2021, President Biden signed an executive order which, in general terms, prohibits U.S. persons from purchasing or selling publicly traded securities or derivatives of such securities in certain companies with ties to China’s military and related materials sector or surveillance technology industry as listed in the order or as determined by the U.S. Secretary of the Treasury (hereafter, “Chinese Military-Industrial Complex Companies” or “CMICs”). The list of CMICs is subject to change from time to time, which could prevent a Fund from acquiring securities previously deemed suitable investments or result in a forced sale of securities in the portfolio at an inopportune time or price, which may result in losses to the Fund. Such government prohibitions may affect the value of the securities held in the portfolio directly or indirectly as well as negatively impact the market for other China-based issuers, resulting in reduced liquidity and price declines. The government prohibition also could lead to the inability to transact in the securities of other companies within the Greater China Region as a result of trade tensions between the U.S. and China.

On December 2, 2020, the U.S. Congress also passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers (including Chinese issuers) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of Chinese companies listed in the U.S., delisting could decrease the Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs. It is difficult to predict the consequences of these actions or whether further tariffs and actions will be taken.

Further, China’s domestically oriented industries may be particularly sensitive and adversely affected by changes in government policy and investment cycles as China’s consumer class continues to grow. China has historically managed its currency in a tight range relative to the U.S. dollar but this may be subject to greater uncertainty as Chinese authorities may change the policies that determine the exchange rate mechanism. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through, among other things, currency controls, direct investments, limitations on specific types of transactions (such as short selling), limitations or prohibitions on investors (including foreign institutional investors) with regard to selling holdings in Chinese companies, limitations or prohibitions on foreign ownership in certain industries, or the repatriation of assets by foreign investors under certain circumstances or similar actions.

Certain securities issued by companies located or operating in China, such as China A-Shares described in the fol-

lowing pages, are subject to trading restrictions, quota limitations, and less market liquidity. Chinese authorities may intervene in the Chinese securities markets and halt or suspend trading of securities for short or even longer periods of time. The Chinese securities markets have experienced considerable volatility, and have been subject to relatively frequent and excessive trading halts and suspensions which, among other things, contribute to uncertainty in the markets, reduce the liquidity of securities subject to a trading halt or suspension and lead to greater market execution and valuation risks. Such actions could adversely impact a Fund’s ability to achieve its investment objective(s), and to trade China shares during such periods and could result in the Fund’s limiting or suspending shareholder redemption privileges as permitted in accordance with applicable law. The Chinese markets generally continue to experience inefficiencies, volatility and pricing anomalies resulting from governmental influence, lack of publicly available information and/or political or social instability. Under current rules of the PRC, there is a limit as to how many shares a single foreign investor is permitted to hold in a PRC-listed company and a limit as to the maximum combined holdings of all foreign investors in a PRC-listed company. As a result, a Fund may have to sell securities at an inopportune time or price or, may not be able to execute its investment strategy, and its performance may be hindered.

Additional risks of loss from investing in China include currency fluctuations, interest rate fluctuations, less liquidity, higher rates of inflation, expropriation (the confiscation of assets and property), confiscatory taxation, nationalization, imposition of tariffs, limitations on repatriation of currency, exchange control regulations (including currency blockage), trading halts, and differing legal, accounting, auditing, financial and reporting standards. Financial reporting by Chinese companies does not have as much regulatory oversight as in the United States. Frequent intervention by the Chinese government, limits on credible corporate governance standards, limited transparency of market and accounting information, and limited oversight of accounting firms increase the risk of insider dealing, market manipulation, improper accounting, and accounting fraud and other corporate misconduct. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies.

Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, strained international relations and security concerns such as terrorism, may also adversely impact China’s economy, disrupting its economic growth and adversely affecting a Fund’s investments. Any spread of an infectious illness, public health threats or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally

MARCH 31, 2023 (Unaudited)

also have a significant impact on the economies of China, Hong Kong, and Taiwan (the Greater China Region), which in turn could adversely affect a Fund’s investments. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. Incidents involving China’s or the region’s security may cause uncertainty in the Chinese markets and may adversely affect the Chinese economy and a Fund’s investments. Further, China’s strained relationships with certain ethnic groups in China, including Tibetans and Uighurs, have been marked with protests and violence and may adversely affect the Chinese economy.

Risks of Investing in Chinese Securities — The Greater China Fund intends to invest in the securities of Chinese companies through various securities markets and investment vehicles, including China A-Shares through the Stock Connect Programs — the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program, China H-Shares and China B-Shares, shares listed on U.S. exchanges, American Depositary Receipts (ADRs), and Variable Interest Entities (“VIEs”) traded on a stock exchange (as described below) — and investing in these markets and vehicles is therefore considered a principal risk of the Fund. Other Equity Funds may also invest in Asian countries, including China. Such Equity Funds may also invest in Chinese securities, including China A-Shares, and incur Chinese securities risk.

China A-Shares are the stock shares of mainland China- based companies that trade on the two Chinese stock exchanges — the Shanghai Stock Exchange (SSE) and the Shenzhen Stock Exchange (SZSE). Prices on these exchanges are quoted in renminbi. The Stock Connect Programs (mentioned above) are securities trading and clearing links programs with an aim to achieve mutual stock market access between mainland China and Hong Kong. The Stock Connect Programs were developed by The Stock Exchange of Hong Kong Limited (SEHK), the Hong Kong Exchanges and Clearing Limited, the SSE (in the case of the Shanghai Connect) or the SZSE (in the case of the Shenzhen Connect), and the China Securities Depository and Clearing Corporation (CSDC). Investing in China A-Shares is subject to trading, clearance, settlement and other procedures which could pose risks to a Fund, including illiquidity risk, currency risk, legal and regulatory risk, execution risk, operational risk, tax risk and credit risk. China A-Shares markets have a higher propensity for trading suspensions than many other global equity markets. As a result of differing legal standards, a Fund also faces the risk of being unable to enforce its rights with respect to its

China A-Shares holdings. Trading through the Stock Connect Programs is currently subject to a daily quota, which limits the maximum net purchases under the Stock Connect Programs each day and, as such, buy orders for China A-Shares would be rejected once the daily quota is exceeded (although a Fund will be permitted to sell China A-Shares regardless of the daily quota). The daily quota may restrict a Fund’s ability to invest in China A-Shares through Stock Connect Programs on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Further, the Stock Connect Programs, which rely on the connectivity of the Shanghai or Shenzhen markets with the Hong Kong market, are subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, a Fund’s ability to trade in China A-Shares will be impacted, which may affect the Fund’s performance.

Trading suspensions in certain stocks and extended market closures could lead to greater market execution risks, valuation risks, liquidity risks and costs for a Fund. The Stock Connect Programs will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Accordingly, an investment in China A-Shares though the Stock Connect Programs may subject a Fund to the risk of price fluctuations on days when the Chinese markets are open, but the Stock Connect Programs are not trading. Further, if one or both of the Chinese markets and the Hong Kong market are closed on a U.S. trading day, a Fund may not be able to acquire or dispose of China A-Shares in a timely manner.

The Stock Connect Programs do not have an extensive operating history and there is no certainty as to how current regulations or new regulations that may be adopted will be applied or interpreted in connection with the operations, legal enforcement and cross-border trades under the Stock Connect Programs. In addition, there can be no assurance that the Stock Connect Programs will be continued. A Fund may be adversely affected as a result of such changes. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares through the Stock Connect Programs. These fees, costs and taxes may be higher than those imposed on other Chinese securities providing similar investment exposure.

In addition to the China A-Shares, a Fund may also invest in other classes of shares, including B-Shares and H-Shares. B-Shares are allocated to both international and domestic investors and are denominated in U.S. dollars on the SSE and Hong Kong dollars on the SZSE. The B-Shares market is generally smaller and less liquid and has a smaller issuer base than the China A-Shares market. H-Shares are issued by companies incorporated in the PRC that derive

Wasatch Funds

Notes to Financial Statements (continued)

substantial revenues from or allocate substantial assets in the PRC of issuers that also issue China A-Shares. H-Shares may trade at significant discounts or premiums to their China A-Shares counterparts. These classes of shares are subject to the political and economic policies of China.

An Equity Fund may also invest its assets in securities of VIEs. In China, direct ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Funds) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs to facilitate indirect foreign ownership. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a stock exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. Foreign investors hold stock in the VIE shell company rather than directly in the China-based operating company. The VIE arrangement allows U.S. investors to obtain economic exposure to the China-based company indirectly through the contractual VIE structure rather than directly through the formal equity ownership structure.

VIEs are a common industry practice and well known to officials and regulators in China. However, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, whether any new laws, rules or regulations relating to these structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. If the Chinese government takes action affecting VIEs, the market value of a Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

In addition, Chinese companies, including Chinese companies listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about Chinese securities and VIEs in which a Fund invests may be less reliable or complete. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and ADRs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a Fund to transact in such securities and may increase the costs of a Fund if it is required to seek other markets in which to transact in such securities. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.

Japan Risk — The Global Opportunities Fund, the Global Select Fund, the International Growth Fund, the International Opportunities Fund, and the International Select Fund invest a significant amount of their assets in securities of companies economically tied to Japan. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth, and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationships with neighboring countries). In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis which could negatively affect a Fund.

Europe and U.K. Risk — The Global Opportunities Fund, the Global Select Fund, the Global Value Fund, the International Fund , the International Opportunities Fund, the International Select Fund, and the Micro Cap Value Fund may invest a significant portion of their assets in securities issued by companies in developed markets, including European countries and the United Kingdom (“U.K.”).

Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other

MARCH 31, 2023 (Unaudited)

European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Successionist movements as well as governmental or other response to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments in EU countries may be subject to change, and such countries may experience social and political unrest. Unanticipated or sudden political or social development may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments. Any of these effects could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests.

Efforts by the member countries of the EU to continue to unify their economic and monetary policies may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European countries.

In addition, one or more countries may abandon the euro and/or withdraw from the EU, creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the U.K. and EU entered a trade agreement formally effective on May 1, 2021, but certain post-EU arrangements remain unresolved and subject to further negotiation and agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU that resulted from the U.K.’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the U.K. EU and elsewhere cannot be fully known.

As the process unfolds, Brexit may cause greater market volatility and illiquidity, currency fluctuations, interest rate volatility, deterioration in economic activity, economic uncertainties, a decrease in business confidence, a decrease in trade, labor disruptions, political instability, increased likelihood of recession in the U.K. and regulatory uncertainty. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit could have a significant impact on the business and financial results of companies in the U.K. and other European countries and certain sectors within such countries. The United States and various European countries are substantial trading partners of the U.K. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Brexit has also led to legal uncertainties and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect the European and U.K. companies in which a Fund may invest. Additionally, increasing commodity prices and rising inflation levels prompted the U.K. government to implement significant policy changes. It is difficult to predict what effects such policies (or the suggestion of such policies) may have and the duration of those effects, which may last for extended periods.

Asia Region Risk — The Emerging Markets Select, Emerging Markets Small Cap, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities and International Select Funds may invest a significant portion of their assets in the securities of companies tied economically to markets in the Asia region, including, among others, Bangladesh, China, Hong Kong, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Similarly, the Frontier Emerging Small Countries Fund may invest a significant portion of its assets in the securities of companies tied economically to frontier and emerging market countries in the Asia region including, among others, Bangladesh, Indonesia, Malaysia, Philippines, Singapore, Taiwan, Thailand and Vietnam. The value of a Fund’s assets invested in countries in the Asia region may be adversely affected by, among other things, political,

Wasatch Funds

Notes to Financial Statements (continued)

economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, international relations with other nations, natural disasters, corruption, civil unrest and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The governments in many countries have exercised and continue to exercise significant influence over many aspects of their economies, and their actions may significantly impact their economies, sectors, industries and/or companies within the market, which may impact the securities held by a Fund. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Global economic conditions, and international trade, affecting Asian economies and companies could deteriorate as a result of political instability and uncertainty, the imposition of tariffs and other protectionist trade policies and similar actions, and increased tensions with other nations.

In addition, the Asian region is comprised of countries in all stages of economic development. Some of these countries may experience overextension of credit, currency devaluation and restrictions, rising unemployment, high inflation, underdeveloped financials sectors, heavy reliance on international trade and prolonged economic recessions. Deflationary factors could also reemerge in certain Asian markets which some countries may not have the capacity to address. Many Asian region countries are dependent on foreign supplies of energy, and competition to claim or develop regional supplies of energy or other natural resources could lead to economic, political or military instability or disruption and adversely impact the performance of a Fund. As some countries in the Asian region are less developed and may be considered emerging or frontier markets, the risk to foreigners that invest in such countries will be magnified and include the risks of emerging or frontier markets, such as increased political and social instability; highly volatile, less mature and less liquid securities markets; less corporate governance standards; limited government oversight and market regulation; differing financial reporting, accounting and auditing standards; capital controls; potential expropriation or nationalization of companies or industries; currency fluctuations; restrictions on foreign ownership; less legal recourse to enforce a Fund’s rights; less publicly available or inaccurate information regarding companies; high tax rates; less developed or diverse economies, and other political, economic or social developments.

With respect to China, the Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S., as well as its dependence on the economies of other Asian countries, many of which are developing countries. In addition, as its consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism. Certain securities issued by companies located or operating in China, such as China A-Shares, are subject to trading restrictions, quota limitations and less market liquidity.

Sector and Industry Weightings Risk — The Equity Funds may invest a large percentage of their assets in a few sectors or in industries within a particular sector. A Fund’s investment in a particular sector will fluctuate over time based on the investment opportunities identified by the Advisor. The risks associated with investing in various sectors and industries are considered principal risks of these Funds. These sectors include communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate and utilities. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect a single sector. If an Equity Fund invests in only a few sectors, it will have more exposure to the price movements of securities in those sectors. The Funds may also from time to time make significant investments in an industry or industries within a particular sector. Adverse conditions in such an industry or industries could have correspondingly adverse effects on the financial condition of issuers. These conditions may cause the value of a Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. To the extent an Equity Fund has substantial holdings within a particular sector or industry therein, the risks to the Fund associated with the sector or industry increase.

MARCH 31, 2023 (Unaudited)

Shareholder Concentration Risk — A significant portion of the net assets of several Wasatch Funds are owned by a group of investors advised by a common investment advisor or have a significant portion of net assets in relatively few related accounts for several Wasatch Funds. In the event of significant redemption activity by these shareholders, these Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase, and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the official close price or last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealers Automated Quotations (Nasdaq) system, such securities are valued using the Nasdaq Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no official close or sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets, such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a Fund.

Wasatch Funds

Notes to Financial Statements (continued)

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data (including market research publications). Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data (including market research publications), new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data (including market research publications). Although most U.S. government securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days when the NYSE is closed, which could result in differences between the value of a Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

MARCH 31, 2023 (Unaudited)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2023
Core Growth Fund
Assets
Common Stocks		$2,925,217,430	$—	$—	$2,925,217,430
Warrants		—	—	939,600	939,600

		$2,925,217,430	$—	$939,600	$2,926,157,030

Emerging India Fund
Assets
Common Stocks
	Apparel Retail	$—	$22,424,899	$—	$22,424,899
	Apparel, Accessories & Luxury Goods	—	8,233,964	—	8,233,964
	Automotive Parts & Equipment	—	3,656,907	—	3,656,907
	Commercial & Residential Mortgage Finance	—	16,021,364	—	16,021,364
	Commodity Chemicals	—	18,938,409	—	18,938,409
	Consumer Finance	—	41,569,510	—	41,569,510
	Diversified Banks	—	58,838,816	—	58,838,816
	Food Retail	—	18,667,942	—	18,667,942
	Footwear	—	1,427,363	—	1,427,363
	Health Care Facilities	—	4,697,059	—	4,697,059
	Health Care Services	—	35,660,968	—	35,660,968
	Industrial Machinery & Supplies & Components	—	41,110,339	—	41,110,339
	Interactive Media & Services	—	10,339,955	—	10,339,955
	IT Consulting & Other Services	—	47,093,437	—	47,093,437
	Life Sciences Tools & Services	—	17,801,508	—	17,801,508
	Metal, Glass & Plastic Containers	—	2,805,775	—	2,805,775
	Property & Casualty Insurance	—	9,370,957	—	9,370,957
	Regional Banks	—	33,197,538	—	33,197,538
	Research & Consulting Services	—	19,281,860	—	19,281,860
	Specialty Chemicals	—	14,124,595	—	14,124,595
	Systems Software	—	3,985,087	—	3,985,087

		$—	$429,248,252	$—	$429,248,252

Wasatch Funds
Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2023
Emerging Markets Select Fund
Assets
Common Stocks
	Apparel Retail	$—	$4,748,179	$—	$4,748,179
	Apparel, Accessories & Luxury Goods	—	6,370,062	—	6,370,062
	Broadline Retail	34,672,886	13,996,546	—	48,669,432
	Consumer Finance	—	21,871,611	—	21,871,611
	Diversified Banks	16,338,576	30,337,094	—	46,675,670
	Electrical Components & Equipment	19,570,774	23,789,069	—	43,359,843
	Health Care Services	—	5,947,987	—	5,947,987
	Hotels, Resorts & Cruise Lines	—	4,329,592	—	4,329,592
	Industrial Machinery & Supplies & Components	—	12,818,823	—	12,818,823
	Interactive Media & Services	—	10,751,245	—	10,751,245
	IT Consulting & Other Services	18,681,067	3,531,265	—	22,212,332
	Life & Health Insurance	—	8,164,178	—	8,164,178
	Life Sciences Tools & Services	—	18,108,849	—	18,108,849
	Regional Banks	—	10,761,366	—	10,761,366
	Restaurants	—	9,098,320	—	9,098,320
	Semiconductor Equipment	—	20,077,762	—	20,077,762
	Semiconductors	—	52,406,018	—	52,406,018
	Specialized Finance	—	21,768,091	—	21,768,091
	Specialty Chemicals	—	8,445,998	—	8,445,998
	Systems Software	—	766,013	—	766,013
	Other	55,761,686	—	—	55,761,686

		$145,024,989	$288,088,068	$—	$433,113,057

Emerging Markets Small Cap Fund
Assets
Common Stocks
	Apparel Retail	$—	$10,589,505	$—	$10,589,505
	Application Software	—	3,721,295	—	3,721,295
	Asset Management & Custody Banks	—	3,221,158	—	3,221,158
	Broadline Retail	—	13,036,532	—	13,036,532
	Commercial & Residential Mortgage Finance	—	9,337,431	—	9,337,431
	Commodity Chemicals	—	4,024,780	—	4,024,780
	Communications Equipment	—	6,432,198	—	6,432,198
	Consumer Finance	—	5,256,122	—	5,256,122
	Drug Retail	8,649,119	7,249,565	—	15,898,684
	Electrical Components & Equipment	—	23,794,650	—	23,794,650
	Electronic Components	—	5,157,546	—	5,157,546
	Electronic Equipment & Instruments	—	8,819,497	—	8,819,497
	Health Care Facilities	—	3,508,147	—	3,508,147
	Health Care Services	—	8,894,468	—	8,894,468
	Home Improvement Retail	—	10,307,291	—	10,307,291
	Hotels, Resorts & Cruise Lines	—	6,826,364	—	6,826,364
	Industrial Machinery & Supplies & Components	—	14,702,824	—	14,702,824
	Interactive Media & Services	—	6,886,735	—	6,886,735
	IT Consulting & Other Services	15,740,368	24,397,949	—	40,138,317
	Life & Health Insurance	—	8,401,422	—	8,401,422
	Movies & Entertainment	—	2,366,878	—	2,366,878
	Personal Care Products	—	6,262,689	—	6,262,689
	Regional Banks	5,490,865	18,198,043	—	23,688,908
	Research & Consulting Services	—	12,790,263	—	12,790,263
	Semiconductor Equipment	—	7,590,189	—	7,590,189
	Semiconductors	—	49,640,686	—	49,640,686
	Specialized Finance	—	5,552,539	—	5,552,539
	Other	40,603,551	—	—	40,603,551

		$70,483,903	$286,966,766	$—	$357,450,669

MARCH 31, 2023 (Unaudited)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2023
Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Application Software	$—	$329,265	$—	$329,265
	Asset Management & Custody Banks	—	1,330,016	—	1,330,016
	Commercial & Residential Mortgage Finance	—	307,780	—	307,780
	Consumer Finance	—	2,832,862	—	2,832,862
	Diversified Banks	1,886,525	2,510,318	—	4,396,843
	Drug Retail	882,785	349,316	—	1,232,101
	Food Retail	—	677,322	—	677,322
	Health Care Facilities	—	550,883	—	550,883
	Home Improvement Retail	—	1,588,622	—	1,588,622
	Interactive Media & Services	—	212,241	—	212,241
	IT Consulting & Other Services	1,021,454	2,922,728	—	3,944,182
	Life & Health Insurance	—	1,728,959	—	1,728,959
	Research & Consulting Services	—	886,047	—	886,047
	Semiconductors	—	1,506,339	—	1,506,339
	Transaction & Payment Processing Services	420,569	525,831	—	946,400
	Other	12,901,806	—	—	12,901,806

		$17,113,139	$18,258,529	$—	$35,371,668

Global Opportunities Fund
Assets
Common Stocks
	Application Software	$7,591,840	$3,940,950	$—	$11,532,790
	Asset Management & Custody Banks	5,525,468	866,143	—	6,391,611
	Commercial & Residential Mortgage Finance	—	2,683,397	—	2,683,397
	Diversified Real Estate Activities	—	1,495,735	—	1,495,735
	Drug Retail	—	1,243,530	—	1,243,530
	Electrical Components & Equipment	—	4,948,176	—	4,948,176
	Health Care Equipment	—	1,135,912	—	1,135,912
	Health Care Services	—	1,924,322	—	1,924,322
	Health Care Technology	—	2,963,204	—	2,963,204
	Human Resource & Employment Services	—	2,067,241	—	2,067,241
	IT Consulting & Other Services	7,140,152	6,763,034	—	13,903,186
	Regional Banks	3,757,691	7,070,824	—	10,828,515
	Research & Consulting Services	—	12,364,604	—	12,364,604
	Restaurants	—	715,361	—	715,361
	Semiconductors	3,316,578	11,537,697	—	14,854,275
	Systems Software	3,198,587	1,715,592	—	4,914,179
	Trading Companies & Distributors	—	3,319,295	—	3,319,295
	Transaction & Payment Processing Services	1,965,300	1,575,708	—	3,541,008
	Other	81,709,563	—	—	81,709,563

		$114,205,179	$68,330,725	$—	$182,535,904

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2023
Global Select Fund
Assets
Common Stocks
	Application Software	$1,166,254	$654,119	$—	$1,820,373
	Building Products	299,613	456,917	—	756,530
	Consumer Finance	—	398,720	—	398,720
	Diversified Banks	—	560,994	—	560,994
	Drug Retail	—	464,227	—	464,227
	Health Care Equipment	—	255,235	—	255,235
	Health Care Supplies	—	379,333	—	379,333
	Health Care Technology	—	284,357	—	284,357
	Hotels, Resorts & Cruise Lines	—	518,354	—	518,354
	Research & Consulting Services	—	742,344	—	742,344
	Semiconductor Equipment	—	248,751	—	248,751
	Semiconductors	367,396	260,678	—	628,074
	Specialized Finance	—	287,555	—	287,555
	Other	7,173,666	—	—	7,173,666

		$9,006,929	$5,511,584	$—	$14,518,513

Global Value Fund
Assets
Common Stocks
	Aerospace & Defense	$—	$2,903,069	$—	$2,903,069
	Casinos & Gaming	—	3,412,794	—	3,412,794
	Diversified Banks	12,354,790	4,710,098	—	17,064,888
	Diversified Metals & Mining	—	2,371,045	—	2,371,045
	Electronic Manufacturing Services	—	3,337,420	—	3,337,420
	Food Retail	—	8,015,909	—	8,015,909
	Industrial Conglomerates	—	1,477,171	—	1,477,171
	Industrial REITs	—	3,392,277	—	3,392,277
	Integrated Oil & Gas	3,182,316	7,311,495	—	10,493,811
	Multi-Line Insurance	—	3,509,521	—	3,509,521
	Pharmaceuticals	12,275,320	12,621,643	—	24,896,963
	Reinsurance	—	5,943,802	—	5,943,802
	Technology Hardware, Storage & Peripherals	—	3,239,038	—	3,239,038
	Tobacco	—	5,141,433	—	5,141,433
	Other	49,206,130	—	—	49,206,130

		$77,018,556	$67,386,715	$—	$144,405,271

MARCH 31, 2023 (Unaudited)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2023
Greater China Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$76,578	$—	$76,578
	Application Software	—	263,093	—	263,093
	Construction Materials	—	31,618	—	31,618
	Distillers & Vintners	—	368,465	—	368,465
	Diversified Banks	—	58,397	—	58,397
	Drug Retail	—	190,294	—	190,294
	Electrical Components & Equipment	—	165,736	—	165,736
	Electronic Components	—	271,595	—	271,595
	Health Care Equipment	—	222,324	—	222,324
	Hotels, Resorts & Cruise Lines	—	336,773	—	336,773
	Industrial Machinery & Supplies & Components	—	668,667	—	668,667
	Interactive Media & Services	—	254,120	—	254,120
	Life & Health Insurance	—	361,774	—	361,774
	Life Sciences Tools & Services	—	402,288	—	402,288
	Other Specialty Retail	—	173,576	—	173,576
	Packaged Foods & Meats	—	273,514	—	273,514
	Personal Care Products	—	203,885	—	203,885
	Regional Banks	—	139,024	—	139,024
	Restaurants	—	168,723	—	168,723
	Semiconductors	—	780,183	—	780,183
	Specialized Finance	—	293,733	—	293,733
	Systems Software	—	203,424	—	203,424

		$—	$5,907,784	$—	$5,907,784

International Growth Fund
Assets
Common Stocks
	Application Software	$36,561,552	$24,552,626	$—	$61,114,178
	Asset Management & Custody Banks	—	9,716,668	—	9,716,668
	Brewers	—	3,370,130	—	3,370,130
	Broadline Retail	—	2,523,373	—	2,523,373
	Commercial & Residential Mortgage Finance	—	13,915,170	—	13,915,170
	Commodity Chemicals	—	2,309,894	—	2,309,894
	Construction & Engineering	—	8,831,602	—	8,831,602
	Diversified Real Estate Activities	—	8,341,459	—	8,341,459
	Drug Retail	2,725,537	26,400,395	—	29,125,932
	Electrical Components & Equipment	—	15,977,538	—	15,977,538
	Electronic Equipment & Instruments	—	12,636,561	—	12,636,561
	Health Care Equipment	—	8,682,737	—	8,682,737
	Health Care Services	—	4,263,659	—	4,263,659
	Health Care Supplies	—	4,933,829	—	4,933,829
	Health Care Technology	—	15,648,727	—	15,648,727
	Human Resource & Employment Services	—	17,914,716	—	17,914,716
	Industrial Machinery & Supplies & Components	—	9,761,943	—	9,761,943
	Interactive Media & Services	—	10,533,752	—	10,533,752
	IT Consulting & Other Services	13,826,554	22,464,544	—	36,291,098
	Movies & Entertainment	—	12,950,097	—	12,950,097
	Pharmaceuticals	—	3,677,714	—	3,677,714
	Publishing	—	4,145,173	—	4,145,173
	Regional Banks	13,651,598	11,973,577	—	25,625,175
	Research & Consulting Services	—	27,331,367	—	27,331,367
	Restaurants	—	2,553,311	—	2,553,311
	Semiconductor Equipment	—	1,731,179	—	1,731,179
	Semiconductors	—	38,688,326	—	38,688,326
	Soft Drinks & Non-Alcoholic Beverages	—	2,085,583	—	2,085,583
	Specialty Chemicals	—	9,798,159	—	9,798,159
	Trading Companies & Distributors	—	34,227,024	—	34,227,024
	Transaction & Payment Processing Services	—	11,177,142	—	11,177,142
	Other	90,570,677	—	—	90,570,677

		$157,335,918	$383,117,975	$—	$540,453,893

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2023
International Opportunities Fund
Assets
Common Stocks
	Advertising	$—	$14,466,254	$—	$14,466,254
	Air Freight & Logistics	—	8,461,907	—	8,461,907
	Alternative Carriers	—	7,945,041	—	7,945,041
	Application Software	7,353,979	49,239,214	—	56,593,193
	Asset Management & Custody Banks	—	11,930,905	—	11,930,905
	Brewers	—	2,955,282	—	2,955,282
	Commercial & Residential Mortgage Finance	7,028,120	5,999,620	—	13,027,740
	Commodity Chemicals	—	7,837,076	—	7,837,076
	Construction & Engineering	—	9,824,793	—	9,824,793
	Consumer Finance	2,724,371	8,848,343	—	11,572,714
	Diversified Banks	—	4,069,394	—	4,069,394
	Diversified Support Services	4,933,802	16,688,927	—	21,622,729
	Drug Retail	—	4,356,101	—	4,356,101
	Electrical Components & Equipment	—	17,353,082	—	17,353,082
	Electronic Equipment & Instruments	—	2,639,682	—	2,639,682
	Food Retail	—	7,936,738	—	7,936,738
	Health Care Services	—	9,942,890	—	9,942,890
	Health Care Technology	—	19,136,637	—	19,136,637
	Hotels, Resorts & Cruise Lines	—	1,221,921	—	1,221,921
	Human Resource & Employment Services	—	4,765,889	—	4,765,889
	Industrial Machinery & Supplies & Components	—	6,362,505	—	6,362,505
	Interactive Media & Services	7,166,339	5,080,538	—	12,246,877
	Investment Banking & Brokerage	2,283,129	5,059,025	—	7,342,154
	IT Consulting & Other Services	—	28,785,033	—	28,785,033
	Life Sciences Tools & Services	—	3,414,032	—	3,414,032
	Metal, Glass & Plastic Containers	—	2,924,818	—	2,924,818
	Movies & Entertainment	—	2,427,473	—	2,427,473
	Other Specialty Retail	1,930,539	1,601,013	—	3,531,552
	Packaged Foods & Meats	—	1,841,612	—	1,841,612
	Pharmaceuticals	—	1,769,664	—	1,769,664
	Publishing	—	5,548,418	—	5,548,418
	Research & Consulting Services	3,999,914	22,257,469	—	26,257,383
	Restaurants	—	—	7,772	7,772
	Semiconductor Equipment	—	6,380,720	—	6,380,720
	Semiconductors	—	15,134,783	—	15,134,783
	Specialized Finance	—	2,822,371	—	2,822,371
	Other	17,182,665	—	—	17,182,665

		$54,602,858	$327,029,170	$7,772	$381,639,800

International Select Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$293,662	$—	$293,662
	Application Software	209,201	385,486	—	594,687
	Asset Management & Custody Banks	—	149,734	—	149,734
	Building Products	—	258,303	—	258,303
	Drug Retail	—	184,831	—	184,831
	Electronic Equipment & Instruments	—	222,481	—	222,481
	Health Care Equipment	—	145,743	—	145,743
	Health Care Supplies	—	190,786	—	190,786
	Health Care Technology	—	169,955	—	169,955
	Hotels, Resorts & Cruise Lines	—	316,031	—	316,031
	Industrial Machinery & Supplies & Components	—	172,079	—	172,079
	Interactive Media & Services	—	314,492	—	314,492
	IT Consulting & Other Services	124,283	174,233	—	298,516
	Life Sciences Tools & Services	245,842	67,802	—	313,644
	Research & Consulting Services	—	323,841	—	323,841
	Transaction & Payment Processing Services	—	351,194	—	351,194
	Other	820,305	—	—	820,305

		$1,399,631	$3,720,653	$—	$5,120,284

MARCH 31, 2023 (Unaudited)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2023
Long/Short Alpha Fund
Assets
Common Stocks		$31,311,757	$—	$—	$31,311,757

		$31,311,757	$—	$—	$31,311,757

Liabilities
Securities Sold Short		$(9,778,644)	$—	$—	$(9,778,644)

Micro Cap Fund
Assets
Common Stocks		$613,077,214	$—	$—	$613,077,214
Preferred Stocks		—	—	10,183,374	10,183,374
Warrants		—	—	661,535	661,535

		$613,077,214	$—	$10,844,909	$623,922,123

Micro Cap Value Fund
Assets
Common Stocks
	Asset Management & Custody Banks	$—	$3,255,371	$—	$3,255,371
	Health Care Technology	3,247,860	7,955,593	—	11,203,453
	Life Sciences Tools & Services	1,651,895	2,494,238	—	4,146,133
	Packaged Foods & Meats	—	4,143,308	—	4,143,308
	Other	267,440,023	—	—	267,440,023
Limited Liability Company Membership Interest		—	—	505	505
Warrants		—	—	—	—

		$272,339,778	$17,848,510	$505	$290,188,793

Small Cap Growth Fund
Assets
Common Stocks		$2,079,812,970	$—	$—	$2,079,812,970
Preferred Stocks		—	—	26,382,800	26,382,800
Warrants		—	—	1,599,404	1,599,404

		$2,079,812,970	$—	$27,982,204	$2,107,795,174

Small Cap Value Fund
Assets
Common Stocks		$1,377,333,000	$—	$—	$1,377,333,000

		$1,377,333,000	$—	$—	$1,377,333,000

Ultra Growth Fund
Assets
Common Stocks		$1,356,071,250	$—	$—	$1,356,071,250
Preferred Stocks		—	—	15,510,434	15,510,434
Warrants		—	—	1,972,093	1,972,093

		$1,356,071,250	$—	$17,482,527	$1,373,553,777

U.S. Select Fund
Assets
Common Stocks		$9,545,362	$—	$—	$9,545,362

		$9,545,362	$—	$—	$9,545,362

U.S. Treasury Fund
Assets
U.S Government Obligations		$—	$272,348,912	$—	$272,348,912

		$—	$272,348,912	$—	$272,348,912

Wasatch Funds

Notes to Financial Statements (continued)

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the six months ended March 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the six months ended March 31, 2023:

Fund	Market Value Beginning Balance 9/30/2022	Purchases At Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers In at Market Value	Transfers Out at Market Value	Market Value Ending Balance 3/31/2023	Net Change In Unrealized Appreciation (Depreciation) On Investments Held At 3/31/2023
Core Growth Fund
Warrants	$1,058,400	$—	$—	$—	$—	$(118,800)	$—	$—	$939,600	$(118,800)

	$1,058,400	$—	$—	$—	$—	$(118,800)	$—	$—	$939,600	$(118,800)

Emerging Markets Small Cap Fund
Common Stocks	$16,583	$—	$—	$—	$(8,933,975)	$8,917,392	$—	$—	$—	$—

	$16,583	$—	$—	$—	$(8,933,975)	$8,917,392	$—	$—	$—	$—

International Opportunities Fund
Common Stocks	$7,035	$—	$—	$—	$—	$737	$—	$—	$7,772	$737

	$7,035	$—	$—	$—	$—	$737	$—	$—	$7,772	$737

Micro Cap Fund
Preferred Stocks	$7,650,264	$—	$—	$—	$—	$2,533,110	$—	$—	$10,183,374	$2,533,110
Warrants	437,502	302,643	(9,855)	—	(269,462)	200,707	—	—	661,535	(42,131)

	$8,087,766	$302,643	$(9,855)	$—	$(269,462)	$2,733,817	$—	$—	$10,844,909	$2,490,979

Micro Cap Value Fund
Common Stocks	$21,222	$—	$—	$—	$—	$(20,717)	$—	$—	$505	$(20,717)
Warrants	—	—	—	—	—	—	—	—	—	—

	$21,222	$—	$—	$—	$—	$(20,717)	$—	$—	$505	$(20,717)

Small Cap Growth Fund
Preferred Stocks	$24,067,171	$—	$—	$—	$—	$2,315,629	$—	$—	$26,382,800	$2,315,629
Warrants	695,813	872,267	—	—	—	31,324	—	—	1,599,404	31,324

	$24,762,984	$872,267	$—	$—	$—	$2,346,953	$—	$—	$27,982,204	$2,346,953

Ultra Growth Fund
Preferred Stocks	$11,622,503	$—	$—	$—	$—	$3,887,931	$—	$—	$15,510,434	$3,887,931
Warrants	1,497,779	597,934	—	—	—	(123,620)	—	—	1,972,093	(123,620)

	$13,120,282	$597,934	$—	$—	$—	$3,764,311	$—	$—	$17,482,527	$3,764,311

MARCH 31, 2023 (Unaudited)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value At 3/31/2023		Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Warrant: Insurance Brokers	$939,600		Discount for lack of marketability	Discount for lack of marketability	20%
Micro Cap Fund	Direct Venture Capital Investments: Textiles		$10,183,374	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.5 - 5.2 (3.1) 46%
Micro Cap Fund	Warrant: Pharmaceuticals	$661,535		Black Scholes	Black Scholes	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Textiles		$18,330,038	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.5 - 5.2 (3.1) 46%
Small Cap Growth Fund	Direct Venture Capital Investments: Semiconductor Equipment	$941,550		Market comparable companies	EV/R* multiple Discount for lack of marketability	2.8 - 22.9 (13.2) 21%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$7,111,212		Market comparable companies	EV/R* multiple Discount for lack of marketability	3.1 - 14.5 (7.0) 27%
Small Cap Growth Fund	Warrant: Pharmaceuticals	$1,599,404		Black Scholes	Black Scholes	100%
Ultra Growth Fund	Direct Venture Capital Investments: Semiconductor Equipment	$235,388		Market comparable companies	EV/R* multiple Discount for lack of marketability	2.8 - 22.9 (13.2) 21%
Ultra Growth Fund	Direct Venture Capital Investments: Textiles		$15,275,046	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.5 - 5.2 (3.1) 46%
Ultra Growth Fund	Warrant: Insurance Brokers	$783,000		Discount for lack of marketability	Discount for lack of marketability	20%
Ultra Growth Fund	Warrant: Pharmaceuticals	$1,189,093		Black Scholes	Black Scholes	100%

*	Enterprise-Value-To-Revenue (“EV/R”) multiple is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third-party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

Additional information about the Funds’ fair valuation practices is available in the Funds’ most recent Prospectus, Statement of Additional Information (SAI) and Report to Shareholders. This information is available on the Funds’ website at wasatchglobal.com and on the Securities and Exchange Commission’s website at www.sec.gov.

13. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

Wasatch Funds

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees. Each of the Independent Trustees will serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Ms. Allison, Mr. Rinne and Ms. Fletcher were elected by shareholders.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, online at wasatchglobal.com or upon request by calling Wasatch Funds at 800.551.1700.

Name, Address And Year of Birth	Position(s) Held with Wasatch Funds	Term of Office[1] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustees During Past 5 Years[2]
Independent Trustees

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1947	Trustee	Indefinite Served as Trustee since 2010	Rancher since 2004. Chairman of UMB Fund Services, Inc. from 2001 to 2005.	20	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) from 2006 to 2021.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1952	Trustee and Chair of the Board	Indefinite Served as Trustee since 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) from 2002 to 2016. Director, Halton Foundation since 2010. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting) from January 2017 to present.	20	Director, Halton Group Ltd. from 2016 to 2020.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1953	Trustee and Chair of the Audit Committee	Indefinite Served as Trustee since 2014	Director, Utah Museum of Fine Arts since 2021. Director, Youth Sports Alliance from 2015 to 2021. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	20	Director, Youth Sports Alliance from 2015 to 2021. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Director Emeritus, Utah Symphony/Utah Opera since September 2017. Director, Utah Symphony/Utah Opera from 2005 to September 2017.

Mark Robinson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1958	Trustee and Chair of the Governance and Nominating Committee	Indefinite Served as Trustee since 2020	Chief Financial Officer of Truckstop.com LLC from 2016 to 2019. Chief Financial Officer of SABA Software, Inc. from 2013 to 2015.	20	Chairman of Vita Vis Nutrition, Inc. from 2014 to 2016.

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver from the retirement age requirement for Ms. Allison, effective January 1, 2023.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

MARCH 31, 2023 (Unaudited)

Name, Address And Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1966	President	Indefinite Served as President since May 2018	President for Wasatch Funds since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1967	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1982	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018. Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1972	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1983	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1983	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for Wasatch Funds since May 2018. Controller for the Advisor since January 2012.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures the Advisor uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request by calling 800.551.1700 or visiting the Funds’ website at wasatchglobal.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at wasatchglobal.com and on the SEC’s website at www.sec.gov no later than August  31 for the prior 12 months ended June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-PORT

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Wasatch Funds have adopted a Liquidity Risk Management Program to govern the approach to managing liquidity risk within the Wasatch Funds (the “Program”). The Board has approved the designation of the Advisor’s Liquidity Risk Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and reclassification of a Fund’s investments into groupings that reflect the Liquidity Risk Committee’s assessment of their relative liquidity under current market conditions.

Wasatch Funds

Supplemental Information (continued)

Each of the Wasatch Funds maintains a high level of liquidity and is deemed to be a Fund that primarily holds assets that are defined as highly liquid investments. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible into cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. A Fund that is deemed to primarily hold assets that are Highly Liquid Investments will have at least 55% of its net assets in Highly Liquid Investments. As a result, each Fund has not adopted a Highly Liquid Investment minimum.

There have been no liquidity events that have materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Committee has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Further information on liquidity risks applicable to the Funds can be found within the Prospectus.

BOARD CONSIDERATIONS FOR INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS OF THE WASATCH FUNDS

At a meeting held on November 9, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”) unanimously approved the Advisory and Service Contract (the “Investment Advisory Agreement”) between Wasatch Advisors LP, doing business as Wasatch Global Investors, Inc., (the “Advisor”) and the Trust on behalf of each existing series of the Trust (each a “Fund”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Hoisington Investment Management Company (the “Sub-Advisor”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”). As the Board is comprised of all disinterested Trustees (the “Independent Trustees”), the references to Board and/or Independent Trustees shall mean all the Independent Trustees. The Investment Advisory Agreement and Sub-Advisory Agreement are collectively hereafter the “Advisory Agreements” and are each an “Advisory Agreement.”

Following up to an initial two-year period, the Board of each Fund considers the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. Throughout the year, the Board meets regularly and, at these meetings, receives regular and/or special reports that cover an extensive array of topics and information relevant to its annual consideration of the renewal of the Advisory Agreements. Some of these reports and discussions include, among other things, materials that outline the investment performance of the Funds over various periods; internal ratings for each Fund; valuation of securities; compliance with the respective Fund’s investment objectives and investment restrictions; compliance, risk and liquidity management; Fund expenses; the execution of portfolio transactions; cross-holdings of securities among the Funds; and overall economic, market and regulatory developments. The Board also meets periodically with portfolio managers of their assigned Funds and other members of management to discuss, among other things, the investment performance of the respective Funds, portfolio attributes, the manager’s investment approach and any adjustments thereto as well as market conditions or other factors that may impact the Fund’s performance. The Board has also established standing committees that meet regularly throughout the year to review matters within their respective purview.

In addition to the information provided and discussions held throughout the past year, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of the Advisory Agreements provided by the Advisor and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials received covered a wide range of topics including, but not limited to, the investment process of the Advisor, including its investment risk management; the organizational structure and culture of the Advisor; the ownership, management and committee structure of the Advisor, including succession planning; the nature, extent and quality of services performed pursuant to the respective Advisory Agreement; the experience of the relevant investment personnel; the performance of each Fund over various periods, including a report prepared by Broadridge comparing the investment performance of each Fund to the performance of certain peers compiled by Broadridge and benchmark(s); a third-party performance ranking of the Funds for various periods comparing a Fund against similarly categorized funds; the management fee and net expense ratios of each class of shares of each Fund, including a report prepared by Broadridge comparing the management fee and total expense ratio of the respective Fund class to those of certain peers compiled by Broadridge; the expense limitation agreement provided by the Advisor on the applicable classes of the Funds; the management fees of certain Funds compared to certain fee data of accounts managed in a similar style to such Funds; the services provided to other types of clients; investment personnel compensation arrangements; the brokerage policies and practices and commission results; and certain financial data of the Advisor and its parent and

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the profitability of the Advisor as described below. With respect to the Sub-Advisor, the materials also covered, among other things, an evaluation of the Sub-Advisor by the Advisor; the organizational and leadership structure of the Sub-Advisor; the services performed pursuant to the Sub-Advisory Agreement; the experience of the relevant investment personnel; the performance of the U.S. Treasury Fund in absolute terms and as compared to the performance of peers compiled by Broadridge and a benchmark; the management fee rate and total expense ratio of the U.S. Treasury Fund and as compared to peers compiled by Broadridge; and certain financial data regarding the Sub-Advisor.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees and the evaluations of the Funds by the Board and its committees throughout the year. The Independent Trustees considered their review of Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge and experience the Trustees had gained during their tenure on the Board and its committees in evaluating the Advisor and Sub-Advisor, including the knowledge gained regarding the scope and quality of the investment management and other capabilities of the Advisor and the Sub-Advisor, and the quality of the Advisor’s administration and other services provided. The Board’s considerations of the Advisory Agreements also reflect the information, negotiations and discussions with management in connection with the Board’s prior reviews of the Funds’ advisory arrangements, and the Independent Trustees’ conclusions may be based, in part, on their consideration of the fee arrangements and other factors developed in prior years.

The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meetings in execution sessions with such counsel at which no representatives from the Advisor or Sub-Advisor were present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of their continuing practice, the Independent Trustees met in executive session on November 2, 2022 (the “November Executive Session”) to continue their considerations for renewing the Advisory Agreements for an additional one-year term. Following the November Executive Session, the Independent Trustees through independent counsel requested and received additional information from management and considered the responses. In addition, prior to and during the Meeting, the Independent Trustees also met in private executive sessions with independent legal counsel. The Independent Trustees invited members of management of the Advisor to attend a portion of certain executive sessions from time to time to respond to questions and provide additional information. In their review, the Independent Trustees evaluated the advisory arrangements separately on a Fund-by-Fund and per-class basis.

At the Meeting, the Independent Trustees met, including in executive session without management present, to further consider, in relevant part, the renewal of the Advisory Agreements. After the discussions and with the background and knowledge described above, the Independent Trustees approved the renewal of the Advisory Agreements on behalf of the applicable Funds. The Independent Trustees did not identify any single factor as all-important or controlling, but rather the decision reflected the comprehensive consideration of all the information (written and oral) presented during the course of the year and in prior years as well as prepared for the current evaluation process. Each Trustee may have attributed different weights to the various factors and information considered in the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Investment Advisory and Sub-Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Board considered, in relevant part, the nature, extent and quality of the Advisor’s and Sub-Advisor’s services to the applicable Fund(s). With respect to the U.S. Treasury Fund, the Independent Trustees considered the Investment Advisory Agreement and the Sub-Advisory Agreement separately in the course of their review. In this regard, they considered the respective roles of the Advisor and the Sub-Advisor.

The Board considered descriptions of the vast array of management, oversight and administrative services the Advisor provides to manage and operate the Funds. With respect to the Advisor, the Independent Trustees recognized that the Advisor provides portfolio management services for the Funds (other than the U.S. Treasury Fund). In connection with providing these portfolio management services to the applicable Funds, the Board reviewed, among other things, the Advisor’s investment philosophy and investment process; its due diligence in evaluating potential investments; portfolio construction process; sell discipline; investment research and portfolio management capabilities and staffing (including compensation arrangements designed to attract and maintain qualified staff); the experience and credentials of the portfolio managers and the level of skill necessary to manage the Funds; and each Fund’s performance as described in more detail below. In evaluating the portfolio management, the Board also considered the Advisor’s process and principles for

Wasatch Funds

Supplemental Information (continued)

managing investment risk, including the functions of the Advisor’s investment risk committee to monitor and identify risks. As part of its review, the Board considered the Advisor’s ability to continue to provide quality services to the Funds and reviewed, among other things, the Advisor’s employee-ownership structure; its management and committee structure and culture; the functions of its business risk committee; its staffing and succession planning for key portfolio and firm employees who service the Funds; the Advisor’s business continuity policies and procedures; and, as described in further detail below, the Advisor’s financial stability and certain financial data of the Advisor, including its profitability and ability to meet its foreseeable compensation obligations. In connection with the Advisor’s portfolio management services, the Board also considered the Advisor’s trading capabilities, including the expertise of its trading team, policies and procedures in executing securities transactions and analytics in assessing the commissions paid.

Beyond the portfolio management services provided, the Board considered the extensive administrative or non-advisory services the Advisor provides to manage and operate the Funds (in addition to those provided by other third parties). In this regard, the Trustees recognized that the Advisor, among other things, coordinates and oversees the Funds’ various service providers (including the Funds’ transfer agent, administrator auditor, custodian, and on behalf of the U.S. Treasury Fund, the Sub-Advisor), assists with the review and negotiation of their fees, and periodically conducts a review of each of the service providers and reports the findings of such reviews to the Board. The Board observed the significant operational support and administrative services the Advisor provides to the Funds to maintain their operations, such as providing employees and officers necessary for the Funds’ overall management and daily operations; preparing and/or assisting with preparing and filing regulatory and tax reports; preparing and/or assisting with preparing and filing registration statements and other regulatory documents; overseeing the preparation of shareholder reports; providing compliance services; valuing portfolio securities and providing daily pricing; proxy voting; cross-trade monitoring; and assisting with insurance renewals. The Advisor further provides Board support services overseeing the organization of Board and/or committee meetings and the timely preparation of materials and preparing presentations or other materials for such meetings. Given the complex regulatory regime applicable to the Funds, the Board recognized the extent and quality of the Advisor’s services with respect to regulatory compliance, including creating, maintaining and updating policies and procedures as new regulatory requirements have been adopted, testing such programs, policies and procedures periodically, and providing compliance training for personnel. The Trustees observed that the scope of the services provided by the Advisor and the undertakings required of the Advisor have expanded over time as a result of regulatory, market and other developments.

In addition to the services provided by the Advisor, the Independent Trustees also considered the risks borne by the Advisor in sponsoring and managing the Funds in a highly regulated industry, including various material entrepreneurial, operational, reputational, regulatory and litigation risks.

With respect to the U.S. Treasury Fund, the Board recognized that the Fund utilizes a Sub-Advisor, and therefore the Board also evaluated the renewal of the Sub-Advisory Agreement. With respect to such Fund, the Board considered the division of responsibilities between the Advisor and Sub-Advisor and the respective roles of the Advisor and Sub-Advisor in providing services to the Fund. The Board recognized that the Sub-Advisor and its investment personnel are responsible for the portfolio management of the U.S. Treasury Fund but are not expected to provide the other significant administrative or non-advisory services that the Advisor provides to the Fund as described above. The Board noted that the Advisor oversees and evaluates the Sub-Advisor with respect to the latter’s portfolio management of the Fund and considered the Advisor’s evaluation of the Sub-Advisor. The Independent Trustees considered the background and experience of the investment personnel of the Sub-Advisor and the performance history of the U.S. Treasury Fund. Similarly, in seeking to help ensure the continuity of the services of the Sub-Advisor, the Independent Trustees considered, among other things, the stability and organization of the Sub-Advisor; the history, experience and tenure of the investment personnel of the Sub-Advisor to the Fund; the Sub-Advisor’s disaster recovery plans and process; its compliance program, including its regulatory history; and certain financial data of the Sub-Advisor as described in further detail below. The Board noted the Advisor’s favorable assessment of the Sub-Advisor and its recommendation for renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Investment Advisory Agreement and the Sub-Advisory Agreement were satisfactory on behalf of each applicable Fund.

B. The Investment Performance of the Funds

In evaluating the quality of the services provided by the Advisor and Sub-Advisor, the Board considered Fund investment performance as a relevant factor in assessing whether to approve the Advisory or Sub-Advisory agreements. The Board received and considered a variety of Fund investment performance data. In its review, the Board received and reviewed, among other things, a report (the “Broadridge Report”) prepared by Broadridge which

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generally provided a Fund’s performance data for the one-, two-, three-, four-, five-, and ten-year periods ended August 31, 2022 (or for the periods available for Funds that did not exist for part of the foregoing time frame) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Universe”), to a more focused subset of peers (a “Broadridge Peer Group”) and to a benchmark provided by Broadridge for the prescribed periods, subject to certain exceptions. The Board was provided with information describing the independent methodology Broadridge used to create the Broadridge Peer Group and Broadridge Peer Universe. Although the performance data included in the Broadridge Report was based on the performance of the investor class shares of the Funds, the Board recognized that the Funds (other than the U.S. Treasury Fund) offer two classes. The performance of another class of a Fund, however, should be substantially similar on a relative basis because the classes are invested in the same portfolio of securities, and differences in performance between the classes could be principally attributed to the variation in the expenses and the Advisor-agreed expense limitations of each class.

In addition to the Broadridge Report, the Independent Trustees also reviewed materials reflecting, among other things, the respective Fund’s historic performance for the quarter and one-, three-, five-, and ten-year periods ended September 30, 2022 (or for the periods available for Funds that did not exist for part of the foregoing time frame), and annual returns from 2015 through 2021 (or for the calendar years available for Funds that did not exist for part of the foregoing time frame) in absolute terms and as compared to the Fund’s respective benchmark(s) as described below. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results, particularly during periods of market volatility. To help provide additional context to the significant variation that may occur year-to-year with respect to a Fund’s performance, the Independent Trustees reviewed a Fund’s performance results versus the performance of its benchmark(s) and, to the extent available, certain peer composites and/or Morningstar peer rankings over various periods ended September 30, 2022 and September 30, 2021, respectively, (or for the periods available for Funds that did not exist during the applicable period). The Board therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. Further, the Board recognized that shareholders may measure their Fund’s performance based on the shareholder’s own particular holding periods, which may differ from the periods reviewed by the Board and lead to significantly differing investment results. In its review, the Board recognized that the Advisor seeks to manage each Fund with a long-

term perspective, and the Board generally placed greater emphasis on investment results over the longer term periods; however, the Board acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. As noted, during the course of the year, the Board met with the portfolio managers periodically to discuss, in part, investment and performance matters.

The Board considered performance on an absolute basis as well as comparative performance results. In addition to reviewing the comparative performance data provided by Broadridge, the Board also considered the performance of certain Funds (i.e., the Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, the International Select Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Ultra Growth Fund) compared to the performance of certain composites of funds and/or separate accounts for the one-, three-, five- and ten-year periods ended September 30, 2022 (or for such shorter periods if the Funds or separate account composite did not exist for part of the foregoing time frame). Similarly, the Independent Trustees reviewed certain total return performance of the U.S. Treasury Fund compared to, among other things, certain accounts for a trailing 12-month period ended September 30, 2022 and an annualized five-year period.

In considering comparative performance data, the Board acknowledged some of the limitations of such data that may impact the weight given to particular performance data. The Independent Trustees recognized that the Advisor and Sub-Advisor are responsible for managing the respective Fund in accordance with its particular investment objectives, investment parameters and guidelines, and that peers, benchmarks and/or other client accounts may be following, among other things, different objectives, investment parameters and guidelines, and risk tolerance levels which may lead to differing performance results and limit the value of the comparative performance data in assessing a particular Fund’s performance. Further, an appropriate peer group or benchmark may be difficult to establish for certain Funds given these differences. In this regard, the Independent Trustees have recognized that the respective Broadridge Peer Group for the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”) generally focused on companies with a larger market capitalization than those sought by the Micro Cap Funds and as a result, the Independent Trustees also reviewed each Micro Cap Fund’s performance compared to a supplemental no-load peer group provided by the Advisor for the one-, three-, five- and ten-year periods ended September 30, 2022.

Wasatch Funds

Supplemental Information (continued)

The Board also considered information reflecting a Fund’s peer ranking in its respective Morningstar investment category and any Morningstar ratings on the applicable Fund. The Independent Trustees further reviewed analyst reports published by an unaffiliated party for the following Funds: the Core Growth Fund, the International Opportunities Fund, the Small Cap Growth Fund, and the U.S. Treasury Fund.

The performance data prepared for the annual review of the Advisory Agreements supplemented the performance information the Trustees received throughout the year. Accordingly, the Board took into account the discussions with portfolio managers and/or other representatives of the Advisor; such representatives’ analysis regarding the respective Fund’s performance that occurred between Board meetings with particular focus on any Fund experiencing performance challenges; and any recommendations or steps taken to address performance concerns. The Board evaluated performance in light of various factors that may impact performance, including, among other things, general market conditions, issuer-specific information, asset class information and cash flows. In light of changing circumstances in market and economic conditions, among other things, a Trustee may place different emphasis on particular performance data from year to year. In this regard, the Board has recognized within the recent periods in 2022 the considerable general market volatility. The Board considered that the market and economic conditions may significantly impact a Fund’s performance, particularly over shorter periods, and a Fund’s performance may be more indicative of such economic and market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including differences between the strategies of the respective Fund and its benchmark and/or Broadridge Peer Group, the Board may be satisfied with a Fund’s performance even if its performance was below that of its benchmark or peer group for certain periods. However, given the recent challenged performance of various Funds in the short-term period as described in further detail in the following pages, the Board will continue to monitor Fund performance closely, consider whether any steps are necessary or appropriate to address such issues and review the results of any steps undertaken, if any. Based on their review of the data provided to the Board and in the context of its full deliberations, the Independent Trustees determined the following:

Core Growth Fund

With respect to the Core Growth Fund, although the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one-year period ended August 31, 2022, the Fund’s investor class outperformed the median of the Broadridge

Peer Group for the two-, three-, four-, five- and ten-year periods ended August 31, 2022. Although the average annual total returns of the Fund’s investor and institutional classes were below the performance of the Russell 2000® Index for the one-year period ended September 30, 2022, the average annual total returns of the Fund’s investor class and institutional class outperformed said index for the three-, five- and ten-year periods ended September 30, 2022. Similarly, although the average annual total returns of the Fund’s investor and institutional classes were below the performance of the Russell 2000® Growth Index for the one-year period ended September 30, 2022, the average annual total returns of the Fund’s investor class and institutional class outperformed the Russell 2000® Growth Index for the three-, five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to January 31, 2012 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory and support the renewal of the Advisory Agreement.

Emerging India Fund

With respect to the Emerging India Fund, although the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Universe for the one-year period ended August 31, 2022, the Fund’s investor class outperformed the median of the Broadridge Peer Universe for the two-, three-, four-, five- and ten-year periods ended August 31, 2022. A Broadridge Peer Group, however, was not available for the Emerging India Fund given that the limited number of available retail no-load India region funds precluded the creation of a meaningful comparison group. In addition, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of the MSCI India Investable Market Index for the one- and three-year periods ended September 30, 2022, each class outperformed such index for the five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory and support the renewal of the Advisory Agreement.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, although the performance of the Fund’s investor class was below the performance of the median of the performance

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of its Broadridge Peer Group for the one-year period ended August 31, 2022, the Independent Trustees noted that the Fund’s investor class outperformed the median of the Broadridge Peer Group for the two-, three-, four- and five-year periods ended August 31, 2022. Similarly, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of the MSCI Emerging Markets Index for the one-year period ended September 30, 2022, the average annual total returns of the Fund’s investor class and institutional class outperformed said index for the three- and five-year periods ended September 30, 2022. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory and support the renewal of the Advisory Agreement.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, although the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one-year period ended August 31, 2022, the Independent Trustees noted that the Fund’s investor class outperformed the median of the Broadridge Peer Group for the two-, three-, four-, five- and ten-year periods ended August 31, 2022. Similarly, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of the MSCI Emerging Markets Small Cap Index for the one-, three- and ten-year periods ended September 30, 2022, each class outperformed the MSCI Emerging Markets Small Cap Index for the five-period ended September 30, 2022. In addition, although the performance of each class of the Fund was below the performance of the MSCI Emerging Markets Index for the one-year period ended September 30, 2022, each class of the Fund outperformed said index for the three-, five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory and support the renewal of the Advisory Agreement.

Frontier	Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the Fund’s investor class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2022. Similarly, the Board noted that although the average annual total returns of the Fund’s investor class and institutional class were below the performance of the MSCI Frontier Emerging Markets Index for the one-year period ended September 30, 2022, each class outperformed such index for the three-, five- and ten-year periods ended September 30, 2022. The performance of each class, however, was below the performance of the MSCI Frontier Markets Index for the one-, three-, five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory and support the renewal of the Advisory Agreement.

Global Opportunities Fund

With respect to the Global Opportunities Fund, although the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one- and two-year periods ended August 31, 2022, the Fund’s investor class outperformed the performance of the median of the Broadridge Peer Group for the three-, four-, five- and ten-year periods ended August 31, 2022. Similarly, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of the MSCI AC World Small Cap Index for the one-year period ended September 30, 2022, each class outperformed such index for the three-, five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory to support renewal of the Advisory Agreement.

Global Select Fund

With respect to the Global Select Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one- and two-year periods ended August 31, 2022. Similarly, the average annual total returns of the Fund’s investor class and institutional class were below the performance of the Fund’s benchmark, the MSCI AC (All Country) World Index, for the one- and three-year periods ended September 30, 2022. The Board recognized that the Fund was relatively new, with only a limited performance time period available. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory to support renewal of the Advisory Agreement.

Wasatch Funds

Supplemental Information (continued)

Global Value Fund

With respect to the Global Value Fund (formerly, the Large Cap Value Fund), the Independent Trustees noted that the Fund’s investor class outperformed the median of the Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2022. Similarly, the Board noted that the average annual total returns of the Fund’s investor class and institutional class outperformed the MSCI AC (All Country) World Value Index and MSCI AC World Index for the one-, three-, five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to January 31, 2012 was based on the performance of the investor class. In reviewing the performance data, the Independent Trustees also recognized that the Board previously approved a change in the principal investment strategies of the Fund to permit the Fund greater ability to invest in foreign securities, and thus the Fund became a global value fund effective October 31, 2017. Accordingly, the Fund’s past performance prior to such effective date would not reflect the foregoing change. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory and support the renewal of the Advisory Agreement.

Greater China Fund

With respect to the Greater China Fund, the Board noted that the performance of the Fund’s investor class shares was below the performance of the median of the Broadridge Peer Group for the one-year period ended August 31, 2022. Similarly, the Board noted that the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmark, the MSCI China Index, for the one-year period ended September 30, 2022. However, the Board recognized that the Fund was new, with a performance history too limited to make a meaningful assessment of performance.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the median of the Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2022. Similarly, the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmarks, the MSCI AC (All Country) World ex USA Small Cap Index and MSCI World ex USA Small Cap Index, for the one-, three-, five- and ten-year periods ended September 30, 2022. Based on calendar-year returns beginning with 2015 through 2021, other than calendar years 2016 and 2021, the performance of each class outperformed its benchmarks, the MSCI AC World ex USA Small Cap Index and MSCI World ex USA Small Cap Index, for the 2015, 2017, 2018, 2019, and 2020 calendar years. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory to support renewal of the Advisory Agreement.

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2022. Similarly, the Independent Trustees noted that the average annual total returns of the Fund’s investor class and institutional class for the one-, three- and five-year periods ended September 30, 2022 were below the performance of its benchmark, the MSCI AC (All Country) World ex USA Small Cap Index, but each class outperformed the performance of such benchmark for the ten-year period ended September 30, 2022. In addition, the average annual total returns of each class were below the performance of the MSCI World ex USA Small Cap Index for the one- and three-year periods ended September 30, 2022, but each class outperformed such index for the five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. Based on calendar-year returns beginning with 2015 through 2021, the Board noted that each class outperformed such benchmarks for the 2015, 2017, 2018, 2019 and 2020 calendar years, and the institutional class outperformed such indexes for 2016; however, the performance of the investor class was above the performance of the MSCI AC World ex USA Small Cap Index and below the performance of the MSCI World ex USA Small Cap Index for calendar year 2016. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory to support renewal of the Advisory Agreement.

International Select Fund

With respect to the International Select Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one- and two-year periods ended August 31, 2022. Similarly, the

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average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmark, the MSCI EAFE Index, for the one- and three-year periods ended September 30, 2022. Based on calendar-year returns, the Board noted that although the performance of each Fund class was below the performance of the MSCI EAFE Index for 2021, each class outperformed the performance of said index for 2020. The Board recognized that the Fund was relatively new with a limited performance history. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory and support the renewal of the Advisory Agreement.

Long/Short Alpha Fund

The Board recognized that the Fund was new with a limited performance history available and therefore the comparative Broadridge performance data was not available. However, the Board noted that the average annual total returns for each class outperformed the performance of its benchmark, the Russell 2500TM Index, for the one-year period ended September 30, 2022 but underperformed the FTSE 3-Month U.S. Treasury Bill Index for such period. The Board further recognized that the Fund’s performance history was too limited to make a meaningful assessment of performance.

Micro Cap Fund

With respect to the Micro Cap Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the median of the Broadridge Peer Group for the one- and two-year periods ended August 31, 2022, the Fund’s investor class outperformed the median for the three-, four-, five- and ten-year periods ended August 31, 2022. Similarly, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmark, the Russell Microcap® Index, for the one- and three-year periods ended September 30, 2022, the Fund’s investor class and institutional class outperformed said benchmark for the five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to January 31, 2020 was based on the performance of the investor class. In addition to the Broadridge comparative data, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and ten-year periods ended September 30, 2022. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory and support the renewal of the Advisory Agreement.

Micro Cap Value Fund

With respect to the Micro Cap Value Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the median of the Broadridge Peer Group for the one-year period ended August 31, 2022, the Fund’s investor class outperformed the median for the two-, three-, four-, five- and ten-year periods ended August 31, 2022. Similarly, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmark, the Russell Microcap® Index, for the one-year period ended September 30, 2022, the Fund’s investor class and institutional class outperformed said index for the three-, five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to January 31, 2020 was based on the performance of the investor class. In addition to the Broadridge comparative data, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and ten-year periods ended September 30, 2022. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory and support the renewal of the Advisory Agreement.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one-, two-, three- and ten-year periods ended August 31, 2022, the Fund’s investor class outperformed the performance of the median for the four- and five-year periods ended August 31, 2022. In addition, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmark, the Russell 2000® Growth Index, for the one-year period ended September 30, 2022, each class outperformed said index for the three-, five and ten-year periods ended September 30, 2022. In addition, although the average annual total returns of the Fund’s investor and institutional classes were below the performance of the Russell 2000® Index for the one- and three-year periods ended September 30, 2022, the Fund’s investor class and institutional class outperformed said index for the five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been

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satisfactory and support the renewal of the Advisory Agreement.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the median of the Broadridge Peer Group for the one-, two-, three- and four-year periods ended August 31, 2022, the Fund’s investor class outperformed the median for the five- and ten-year periods ended August 31, 2022. In addition, the average annual total returns of the Fund’s investor class and institutional class were below the performance of the Russell 2000® Value Index and Russell 2000® Index for the one- and three-year periods ended September 30, 2022, but each class outperformed said indexes for the five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to January 31, 2012 is based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory to and support the renewal of the Advisory Agreement.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the median of the Broadridge Peer Group for the one- and two-year periods ended August 31, 2022, the Fund’s investor class outperformed the median of the Broadridge Peer Group for the three-, four-, five- and ten-year periods ended August 31, 2022. In addition, the average annual total returns of the Fund’s investor class and institutional class were below the performance of the Russell 2000® Growth Index for the one-year period ended September 30, 2022 but were above the performance of said index for the three-, five- and ten-year periods ended September 30, 2022. Performance for the institutional class prior to January 31, 2020 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory and support the renewal of the Advisory Agreement.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the median of the Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2022. Similarly, the average annual total returns of the Fund’s investor class were below the performance of the Bloomberg US Aggregate Bond Index for the one-, three- five- and ten-year periods ended September 30, 2022. On the basis of the Board’s ongoing review of investment performance, including considering the relative market conditions during certain reporting periods, the Board determined that the Fund’s overall investment results have been satisfactory and support the renewal of the Advisory Agreement.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fee rates, the Board considered the Advisor’s approach in setting a management fee rate for a Fund and the factors considered in establishing a proposed rate, including, among other elements, the value of the service to shareholders (e.g., the expertise of the Advisor with respect to the proposed strategy and the potential to deliver alpha), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund and whether potential revenues will be limited by capacity constraints of the Fund). In addition to this framework, the Board also recognized that the Advisor has historically closed certain capacity-constrained Funds (generally those investing in small- and micro-cap companies) from time to time to certain new investors to control the asset levels of such Funds to a level the Advisor considers necessary in order to maintain the integrity of the investment strategies of these Funds. While the Board considered this practice beneficial to shareholders, the Board also recognized that such practice limits the potential revenues the Advisor may earn from such Funds, and this outcome should be factored into the fee. The Board also noted the costs and resources necessary to effectively manage the Funds, particularly given the Advisor’s research-intensive investment approach and its application to investment strategies that pursue small- or micro-cap companies and/or foreign companies. As described in further detail below, the Board reviewed, among other things, the Advisor’s revenues and operating expenses per Fund (existing during the applicable period) for the 2019, 2020 and 2021 calendar years.

As part of its annual review, the Board considered, among other things, the contractual management fee rate and the actual management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by a Fund to the Advisor in light of the nature, extent and quality of the services provided as well as the net total expense ratio of each class of each Fund (expressed as a percentage of average net assets), as the expense ratio is more reflective of the shareholder’s costs in investing in the respective Fund. In its review, the Board reviewed both the contractual fee rates for each Fund in prior years from 2011 through 2022 (or

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for such shorter periods if the respective Fund was not in existence during a portion of this time frame) and any reductions in fee rates for a Fund during this time period. The Board also considered, among other things, the expense limitation and/or fee waiver arrangements proposed by the Advisor. The Board reviewed the gross management fees paid and the amounts the Advisor waived or reimbursed for the years 2020, 2021 and 2022 (which included certain estimates for the last four months of 2022) or for shorter periods for Funds that were not in existence during a portion of this time frame. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

The Board received and considered comparative fee data, including data provided by Broadridge comparing, among other things, the contractual management fee rate, net management fee rate and actual total net expense ratio of each class of the respective Fund in relation to those of a comparable peer group of funds (the “Broadridge Expense Group”) as well as certain actual management fee and actual total expense ratio data compared to a larger group of funds (the “Broadridge Expense Universe”), each established by Broadridge.

In reviewing the comparative data provided by Broadridge, the Board reviewed information regarding the independent methodology followed to develop the Broadridge Expense Universe and Broadridge Expense Group. The Board recognized some of the limitations of the comparative data given the differences between the applicable Fund and the peers comprising such Fund’s respective Broadridge Expense Universe or Broadridge Expense Group, particularly with respect to the Micro Cap Fund and Micro Cap Value Fund. Given these limitations, the Independent Trustees also reviewed comparisons of the Micro Cap Fund’s and Micro Cap Value Fund’s management fee and total net expense ratio with those of a custom peer group provided by the Advisor. Aside from the comparative data provided by Broadridge, the Independent Trustees also considered comparative data between the fee rates charged by the Advisor and Sub-Advisor to certain Funds compared to other types of clients, as described in further detail below.

In considering the fees of the Sub-Advisor for the U.S. Treasury Fund, the Independent Trustees considered the fee rate paid to the Sub-Advisor with respect to said Fund in absolute terms and as compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients. The Independent Trustees also noted that the Advisor, not the Fund, pays the Sub-Advisor from the Advisor’s own revenues. Further, the Independent Trustees recognized that the Advisor and Sub-Advisor are not affiliates and the sub-advisory fee was established through arm’s-length negotiations between the Advisor and the Sub-Advisor.

In its evaluation of the advisory and sub-advisory fees of the Funds, the Board observed, among other things, the following:

Core Growth Fund

With respect to the Core Growth Fund, the Independent Trustees recognized that although the contractual management fee rate for the institutional and investor class shares was above the median of the respective Broadridge Expense Group, the total net expense ratio of the investor class shares was slightly above (within 5 basis points) the median of the Broadridge Expense Group and the total net expense ratio of the institutional class shares was lower than the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the Fund’s potential to deliver alpha; its comparative ranking in its Morningstar category; the Fund’s capacity constraints which, in turn, limit revenue potential for the Advisor; the expertise of the Advisor with regard to the Fund’s investment strategy; the competitive marketplace; and the costs of the Advisor’s research-intensive approach. Based on its review, the Board determined that the level of the advisory fee for the Core Growth Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Emerging India Fund

With respect to the Emerging India Fund, although the Fund’s contractual management fee rate for the investor class and institutional class shares was higher than the median of the Broadridge Expense Group, the total net expense ratio of the investor class shares was slightly higher (approximately 5 basis points) than the median of the Broadridge Expense Group and the total net expense ratio of the institutional class shares was below the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the marketplace, the pricing of other peers, the capacity constraints of the Fund and related limits on revenue potential, the expertise of the Advisor in the small-cap asset class and the additional regulatory and other challenges and related costs associated with evaluating and investing in companies in India. Based on its review, the Board determined that the level of the advisory fee for the Emerging India Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

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Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Fund’s contractual management fee rate for the investor class shares and the institutional class shares was slightly above (within 5 basis points) the median of the Broadridge Expense Group. In addition, the total net expense ratios of the investor class shares and institutional class shares were below the median for the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including the uniqueness of the Fund and its focused strategy in the emerging-markets segment and the higher capacity of the Fund compared to other Wasatch funds. Based on its review, the Board determined that the level of the advisory fee for the Emerging Markets Select Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and the total net expense ratios for the investor class shares and institutional class shares were above the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the emerging-markets segment, the potential to deliver alpha, the capacity constraints of the Fund and related limits on revenue potential, and the additional expenses associated with investing in companies dispersed among the various emerging-market countries and the higher trading and operating fees in these countries. Based on its review, the Board determined that the level of the advisory fee for the Emerging Markets Small Cap Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Frontier Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and the total net expense ratios of the institutional and investor class shares were above the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the frontier emerging small countries market segment, the capacity constraints of the Fund and related limits on revenue potential, and the additional expenses associated with investing in companies dispersed among the various smaller emerging and frontier countries, including the higher trading and operating fees in these countries. Based on its review, the Board determined that the level of the advisory fee for the Frontier Emerging Small Countries Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Global Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate was above the median of the Broadridge Expense Group for the investor class shares and the institutional class shares, the total net expense ratio of the institutional class shares was below the median of the Broadridge Expense Group and the total net expense ratio of the investor class shares was slightly above (within 5 basis points) the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the marketplace, the potential to deliver alpha with the Fund’s strategy and ability to invest across various countries, the competitive environment of its market category and the capacity constraints of the Fund and related limits on revenue potential. Based on its review, the Board determined that the level of the advisory fee for the Global Opportunities Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Global Select Fund

With respect to the Global Select Fund, the Board noted that although the Fund’s contractual management fee rate was above the median of the Broadridge Expense Group for the investor class shares and institutional class shares, the total net expense ratio of the investor class shares was above the median of the Broadridge Expense Group and the total net expense ratio of the institutional class shares was below the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund’s focused strategy to invest in securities across various countries, the competitive environment of its market category and the higher capacity of the Fund compared to other Wasatch funds. Based on its review, the Board determined that the level of the advisory fee for the Global Select Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Global Value Fund

With respect to the Global Value Fund, the Independent Trustees noted that the contractual management fee rate and the total net expense ratios of the investor class

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shares and institutional class shares were below the median of the Broadridge Expense Group for both share classes. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including that the Fund generally had no capacity constraints given its investment strategies and operated in a competitive market segment. Based on its review, the Board determined that the level of the advisory fee for the Global Value Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Greater China Fund

With respect to the Greater China Fund, the Independent Trustees noted that the Fund’s contractual management fee rate for the investor class shares and institutional class shares was below the median of the Broadridge Expense Group; the total net expense ratio of the investor class shares was slightly above (within 5 basis points) the median of the Broadridge Expense Group; and the total net expense ratio of the institutional class shares was below the median of the Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including the Advisor’s investment process applied to the Greater China region, the higher costs of operating the Fund, and the larger capacity of the Fund compared to other Wasatch funds. Based on its review, the Board determined that the level of the advisory fee for the Greater China Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate for the investor class shares and institutional class shares was above the median of the Broadridge Expense Group, the total net expense ratio of the institutional class shares matched the median of the Broadridge Expense Group and the total net expense ratio of the investor class shares was above the median of the Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including the potential to deliver alpha through its investment approach, the uniqueness of the strategy of the Fund in its market category, the higher costs in operating a Fund that invests in foreign markets and the capacity constraints of the Fund and related limits on the revenue potential. Based on its review, the Board determined that the level of the advisory fee for the International Growth Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and the total net expense ratios for the investor class shares and institutional class shares were above the median of the Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the potential to add value through its investment approach, the uniqueness of the strategy of the Fund, the capacity constraints of the Fund and related limits on revenue potential and the higher costs in operating an international fund due, in part, to additional research resources required to screen and research companies across the world. Based on its review, the Board determined that the level of the advisory fee for the International Opportunities Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

International Select Fund

With respect to the International Select Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was below the median of the Broadridge Expense Group for the investor class shares and institutional class shares, the net expense ratio of the investor class shares was above the median of the Broadridge Expense Group and the total net expense ratio of the institutional class shares was below the median of the Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level. The Independent Trustees recognized the Fund’s higher capacity than certain other Wasatch funds and the uniqueness of the Fund’s focused strategy and the experience of the research team. Based on its review, the Board determined that the level of the advisory fee for the International Select Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Long/Short Alpha Fund

With respect to the Long/Short Alpha Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and total net expense ratios for the investor class shares and institutional class shares were above the median of the Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level including, among other things, the research approach utilized by the Advisor, the uniqueness of the Fund, and the wide variation in fees of peer funds. Based on its review, the Board determined that the level of the advisory fee for the Long/Short Alpha Fund was

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Supplemental Information (continued)

acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Micro Cap Fund and Micro Cap Value Fund

With respect to the Micro Cap Fund and the Micro Cap Value Fund, the Independent Trustees noted that each Fund’s contractual management fee rate and the total net expense ratios for investor class shares and institutional class shares were above the median of the respective Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the capacity constraints of the Funds and related limited revenue potential, the uniqueness of the Funds and their potential to deliver alpha, the Advisor’s expertise in the micro-cap asset category, and the higher expense in managing the Funds due, in part, to the higher costs associated with the due diligence required to screen and research companies in the micro-cap asset class. Based on its review, the Board determined that the level of the advisory fee for each Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate was above the median of the Broadridge Expense Group for the investor class shares and institutional class shares, the total net expense ratios of each share class were below the median of the Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the potential to deliver alpha, the expertise of the Advisor with regard to this strategy, the competitive market segment, the willingness of the Advisor to close its small-cap funds from time to time, the Fund’s capacity constraints and related limited revenue potential and the higher costs to manage the Fund due, in part, to the costs associated with the Advisor’s research-intensive approach. Based on its review, the Board determined that the level of the advisory fee for the Small Cap Growth Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the investor class shares and institutional class shares, the total net expense ratio of the institutional share class was below the median of the Broadridge Expense Group, and the total net expense ratio of the investor class matched the median of the Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the potential to deliver alpha, the expertise of the Advisor in the small cap asset class, the competitive market segment, the willingness of the Advisor to close its small-cap funds from time to time, the Fund’s capacity constraints and related limited revenue potential and the higher costs to manage the Fund due, in part, to the costs associated with the Advisor’s research-intensive approach applied to the small-cap asset class. Based on its review, the Board determined that the level of the advisory fee for the Small Cap Value Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate for its investor class shares and institutional class shares was above the median of the Broadridge Expense Group, but the total net expense ratio of the investor class was slightly higher (within 5 basis points) than the median of the Broadridge Expense Group, and the total net expense ratio of the institutional class was below the median of the Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the potential to deliver alpha through its investment approach, the competitive market segment, the willingness of the Advisor to close its small-cap funds from time to time, the Fund’s capacity constraints and related limited revenue potential and the higher cost to manage the Fund due, in part, to the higher costs associated with the Advisor’s research-intensive approach. Based on its review, the Board determined that the level of the advisory fee for the Ultra Growth Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund’s contractual management fee was below the median of the Broadridge Expense Group for the investor class shares, and the total net expense ratio of the investor class shares matched the median of the Broadridge Expense Group. In addition, the Independent Trustees recognized that the Fund did not have any capacity constraints. Based on its review, the Board determined that the level of the advisory fee for the U.S. Treasury Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

MARCH 31, 2023 (Unaudited)

The Board recognized that in addition to the advisory fee paid to the Advisor, the U.S. Treasury Fund is sub-advised, and the Board separately considered the sub-advisory fee rate paid to the Sub-Advisor by the Advisor. The Board reviewed, among other things, the Sub-Advisor’s fee rate for services to the Fund compared to the Sub-Advisor’s pricing schedule for portfolio management services to other clients. With respect to the U.S. Treasury Fund, the Independent Trustees noted that the sub-advisory fee rate was in line with the Sub-Advisor’s fee schedule for its other clients in light of the asset size of the Fund. In addition, the Independent Trustees also recognized that the Advisor pays the Sub-Advisor from its own revenues, and that the Advisor and Sub-Advisor were not affiliated persons and therefore the sub-advisory fee had been established through arm’s-length negotiations between the Advisor and the Sub-Advisor. Based on its review, the Board determined that the level of the sub-advisory fee for the U.S. Treasury Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

2. Fees Charged to Other Advisor and Sub-Advisor Clients

In determining the appropriateness of the fees, the Board considered information regarding the fee rates charged by the Advisor to certain other types of clients that are similarly managed to the respective Fund (if any) and the types of services provided or not provided to these other types of clients. For certain of the Funds’ strategies, such other clients of the Advisor may include: separately managed accounts, model accounts, collective investment trusts and certain domestic and foreign funds outside the Wasatch family of funds for which the Advisor serves as a sub-advisor. The Board reviewed the differences in the scope of services the Advisor provides to the Funds relative to those provided by the Advisor to the other types of clients. The Independent Trustees recognized the Advisor’s representation that, as a general rule, the Advisor seeks to charge higher fees to clients that require a higher degree of service. The Independent Trustees considered the more extensive and complex services the Advisor provides to the Funds, which are unique to the Funds, and the corresponding additional personnel, time and resources necessary to provide these services. Such services included, among other things, certain administrative services, operational expertise, third-party oversight, daily fund share transaction monitoring, Board support services, shareholder communications, tax administration and compliance and regulatory services. Although the Advisor provides varying degrees of portfolio management services or investment advice to these other clients, the Independent Trustees recognized that the level of these services, expertise and resources still may differ significantly due, in part, to the differences in investment objectives, guidelines or parameters of the accounts, including, but not limited to, the ability to invest in foreign securities and the related functions necessary to establish and trade securities in foreign jurisdictions. In addition to the differences in services provided to the Funds compared to other clients, the Independent Trustees recognized the additional regulatory, entrepreneurial and reputational risks incurred by the Advisor in managing the Funds that the Advisor does not incur in managing strategies for other types of clients.

In addition to the description of the different services provided to these other clients, the Board received certain fee data with respect to the other types of clients that were managed in a similar style to the applicable Fund. Such Funds with comparative fee data included the Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, International Select Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund.

The Board determined that the varying levels of fees were justified given, among other things, the inherent differences in the products and level of services provided to the Funds versus other clients, the differing regulatory requirements and the entrepreneurial, reputational, and regulatory risks incurred in sponsoring and advising the Funds.

With respect to the Sub-Advisor of the U.S. Treasury Fund, the Independent Trustees, as noted above, had reviewed the sub-advisory fee rate paid to the Sub-Advisor compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients. As described above, the Independent Trustees noted that the fee rate paid to the Sub-Advisor for its services was in line with the Sub-Advisor’s respective pricing schedule.

3. Profitability of Fund Advisors

In conjunction with their review of fees, the Independent Trustees reviewed information reflecting the Advisor’s financial condition and profitability. The Independent Trustees reviewed, among other things, the consolidated financial statements of WA Holdings, Inc. (the parent of the Advisor) and its subsidiary (the Advisor) for the years ended December 31, 2021 and 2020. In addition, the Board also reviewed various profitability data of the Advisor. The Independent Trustees received and reviewed, among other things, the Advisor’s revenues, expenses and profit margin (pre-tax and pre- and post-distribution expenses paid by the Advisor out of its own resources) for 2021. Further, the Independent Trustees recognized that compensation expense is a primary expense of the Advisor and that, as a privately held S corporation owned by the employees, the Advisor’s level of profitability could be influenced, in part,

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Supplemental Information (continued)

by paying employees through compensation expense as opposed to dividends as shareholders. As a result, the Independent Trustees also reviewed the Advisor’s profitability data for 2021 with certain adjustments to the compensation expense to assist in the comparability of the Advisor’s profitability to that of certain industry peers. In this regard, the Independent Trustees received profitability data of certain industry peers of the Advisor, including, among other things, their revenues, expenses and profit margin (pre-tax) compared to the profitability data of the Advisor on an actual and compensation expense adjusted basis. The Independent Trustees, however, recognized the inherent limitations of the comparative data given that the calculation of profitability is rather subjective and that numerous factors (such as the structure of the particular advisor, the types of funds it manages, its business mix, its cost of capital, the methodology used to allocate expenses and other factors) can have a significant impact on the results. In addition to the comparative data, the Independent Trustees also received profitability information for the Advisor for providing services to the Funds (those existing during the applicable periods) on an aggregate and per-Fund basis (on an actual and adjusted compensation basis) for the 2021 calendar year.

In evaluating profitability data, the Independent Trustees recognized the difficulty in calculating profitability at the individual Fund level given that differing but reasonable allocation methodologies could be employed and lead to significantly different results. At the November Executive Session, the Independent Trustees met with certain senior management of the Advisor to discuss, among other things, the nature of Subchapter S corporations, the compensation structure for the Advisor’s investment professionals, the rationale behind the compensation adjustments, the methodology to determine profitability, and projected profitability for 2022.

The Independent Trustees recognized that the Advisor’s revenues and profitability may fluctuate significantly from year to year due to, among other things, fluctuations in assets under management. To provide additional historical context, the Independent Trustees requested and received profitability data for the Advisor for services to the Funds (those existing during the applicable periods) in the aggregate and on a per-Fund basis for the 2019 and 2020 calendar years. The Independent Trustees considered, among other things, the Advisor’s business model, fluctuations in the Advisor’s revenues each calendar year from 2016 through 2021 (and through October 19, 2022), fluctuations in the Advisor’s profit margin from the Funds (those existing during such time) each year from 2019 through 2021, financial stability and the manner in which the Advisor funds its future financial commitments (such as its long-term compensation programs, deferred compensation arrangements and share buyback requirements).

In its review of profitability, the Independent Trustees also considered the indirect benefits (such as soft dollars) the Advisor or Sub-Advisor received that were directly attributable to the management of the applicable Funds as discussed in further detail below. Based on its review, the Board was satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable over various time frames in light of the nature, extent and quality of services provided.

With respect to the Sub-Advisor, the Independent Trustees reviewed information reflecting the financial condition of the Sub-Advisor. Although profitability on a per-account level was not available, the Trustees reviewed the Sub-Advisor’s financial statements for the years ended December 31, 2021 and 2020. Based on its review, including the Sub-Advisor’s fee schedule and the fact that the sub-advisory fee was established through arm’s-length negotiations, the Board concluded that the Sub-Advisor’s profitability from its relationship with the U.S. Treasury Fund was not unreasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In evaluating the reasonableness of the advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Advisor and Sub-Advisor and whether those economies were appropriately shared with the Funds. In the Board’s review, the Independent Trustees recognized that economies of scale are difficult to measure, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. However, the Board recognized that there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Funds at scale at inception and other means. Although the management fee schedule for each Fund does not have breakpoints, the Board noted that the Funds have temporary expense limitation arrangements in place pursuant to which the Advisor reimburses expenses and/or waives fees of the respective Fund that exceed the expense limit expressed as a percentage of average daily net assets of the respective class (subject to certain exceptions). The Independent Trustees reviewed, among other things, the Funds’ expense ratios, the expense caps for the investor and institutional class (if any) per Fund, and the amounts the Advisor reimbursed certain Funds per class for the Funds’ fiscal year 2022 as well as the amounts the Advisor reimbursed to Funds, if any, for the 2020, 2021 and 2022 fiscal years (12-month periods ended September 30) of the Funds. The Independent Trustees further reviewed the advisory fee rate the Advisor received after waivers of fees or expenses reimbursed by the Advisor. The Board noted that economies of scale may also be shared through the

Wasatch Funds	MARCH 31, 2023 (Unaudited)

Supplemental Information (continued)

Advisor’s ability to negotiate lower fee arrangements with third-party service providers.

In addition to expense limitations, the Independent Trustees recognized that many of the Funds have capacity constraints, particularly those Funds investing primarily in small- and micro-cap companies, and, as a result, the Advisor periodically closes Funds to new investments as it determines necessary to preserve the integrity of the respective Fund’s investment strategy and to protect performance. Although this practice may limit asset growth and thereby preclude certain economies of scale from being achieved, the Independent Trustees also recognized the benefit of protecting performance for existing shareholders and maintaining assets at a level that the Advisor believes it can effectively manage. As noted, the Independent Trustees further considered that the practice may limit the profit potential of the Advisor. With respect to Funds without capacity constraints, the Independent Trustees recognized that breakpoints would be beneficial if the Fund’s assets were large enough to meet the breakpoints and noted the Advisor’s position that such larger capacity Funds were not at asset levels that would benefit from breakpoints in the fee schedule.

Considering the factors above, the Independent Trustees concluded that the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

E. Indirect Benefits

The Independent Trustees received and considered information regarding indirect benefits the Advisor and Sub-Advisor may receive as a result of their relationship with the respective Fund(s). In this regard, with the exception of the U.S. Treasury Fund, the Independent Trustees recognized that the Advisor received benefits from soft dollar arrangements whereby the Advisor used a portion of the brokerage commissions paid by the Funds to acquire research that may be useful to the Advisor in managing the Funds and similarly managed strategies for other clients. The Board recognized that soft dollar arrangements may result in the applicable Fund bearing costs to purchase research and therefore may reduce the Advisor’s expenses. The Independent Trustees accordingly considered that the Advisor’s profitability would be lower if it paid for such research with its own revenues. With respect to the Sub-Advisor, the Independent Trustees recognized that the Sub-Advisor had not participated in soft dollar arrangements with respect to the U.S. Treasury Fund’s portfolio transactions. The Independent Trustees further considered the reputational and/or marketing benefits the Advisor and Sub-Advisor may receive as a result of their association with the Funds. The Independent Trustees took these indirect benefits into account when assessing the level of advisory fees paid to the Advisor and sub-advisory fee paid to the Sub-Advisor and concluded that the indirect benefits received were reasonable.

F. Annual Approval of Advisory Agreements

During its review process, the Independent Trustees noted certain instances where clarification or follow-up was appropriate and in other instances where clarification or follow-up was not necessary. In those circumstances where clarification or follow-up was requested, the Board determined that information responsive to its requests (whether oral or written) had been provided. The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Investment Advisory Agreement for each Fund and the Sub-Advisory Agreement with the Sub-Advisor on behalf of the U.S. Treasury Fund were fair and reasonable, that the Advisor’s and Sub-Advisor’s fees were reasonable in light of the services provided to each respective Fund, that the Investment Advisory Agreement should be approved on behalf of each Fund and that the Sub-Advisory Agreement should be approved on behalf of the U.S. Treasury Fund.

G. Other Advisory Agreement Approvals

Subsequent to the Meeting, the Advisor, among other things, converted its corporate structure from a Utah corporation to a Delaware limited partnership and changed its name from Wasatch Advisors, Inc. to Wasatch Advisors LP pursuant to an internal reorganization. At a meeting held on February 22, 2023 (the “February Meeting”), the Board received certain information regarding the internal reorganization. The Board considered, among other things, that there was no change in the advisory fees payable under the Advisory Agreements, the nature or level of services provided to the Funds or to the day-to-day management of the Funds as a result of the reorganization and legal analysis that the internal reorganization would not result in an “assignment” of the Advisory Agreements as that term is defined in the 1940 Act. The Board had approved the renewal of the Advisory Agreements at the recent Meeting and its considerations should continue to apply. At the February Meeting, the Board approved the execution of amended and restated Advisory Agreements reflecting the Advisor’s new name and form of organization.

Wasatch Funds	MARCH 31, 2023

Service Providers

Investment Advisor

Wasatch Advisors LP, d/b/a Wasatch Global Investors

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund

Hoisington Investment Management Co. (HIMCo)

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Trustees

Chapman and Cutler, LLP

320 S. Canal Street

Chicago, IL 60606

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Contact Wasatch

ONLINE

wasatchglobal.com

or via email

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

MAIL

Regular Mail Delivery

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

Overnight Delivery

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

Wasatch Funds

WASATCHGLOBAL.COM ACTIVE MANAGEMENT FOR INEFFICIENT MARKETS SMALL CAP MICRO CAP INTERNATIONAL EMERGING MARKETS FRONTIER MARKETS GLOBAL

(b)	Not applicable.

Item 2. Code of Ethics.

Not required.

Item 3. Audit Committee Financial Expert.

Not required.

Item 4. Principal Accountant Fees and Services.

Not required.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	June 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	June 5, 2023

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	June 5, 2023